As filed with the Securities and Exchange Commission on April 27, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: August 31

Date of reporting period: February 28, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget

(“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

(a)	Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Equity Funds

Investor Class Shares
Trust Class Shares
Advisor Class Shares
Institutional Class Shares

Dividend Growth Fund

Emerging Markets Equity Fund

Equity Income Fund

Focus Fund

Genesis Fund

Global Real Estate Fund

Greater China Equity Fund

Guardian Fund

International Equity Fund

International Select Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares
Class E Shares

International Small Cap Fund

Intrinsic Value Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Intrinsic Value Fund

Multi-Cap Opportunities Fund

Real Estate Fund

Small Cap Growth Fund

Sustainable Equity Fund

U.S. Equity Impact Fund

Semi-Annual Report

February 28, 2022

Contents

THE FUNDS

President's Letter	1
PORTFOLIO COMMENTARY
Dividend Growth Fund	2
Emerging Markets Equity Fund	5
Equity Income Fund	8
Focus Fund	11
Genesis Fund	13
Global Real Estate Fund	15
Greater China Equity Fund	18
Guardian Fund	21
International Equity Fund	23
International Select Fund	26
International Small Cap Fund	29
Intrinsic Value Fund	32
Large Cap Value Fund	35
Mid Cap Growth Fund	37
Mid Cap Intrinsic Value Fund	39
Multi-Cap Opportunities Fund	42
Real Estate Fund	44
Small Cap Growth Fund	46
Sustainable Equity Fund	48
U.S. Equity Impact Fund	51
FUND EXPENSE INFORMATION	60
LEGEND	64
SCHEDULE OF INVESTMENTS
Dividend Growth Fund	65
Positions by Country	66
Emerging Markets Equity Fund	68

Positions by Industry	72
Equity Income Fund	75
Positions by Country	76
Focus Fund	80
Positions by Country	82
Genesis Fund	85
Global Real Estate Fund	88
Positions by Sector	89
Greater China Equity Fund	90
Guardian Fund	92
International Equity Fund	97
Positions by Industry	99
International Select Fund	101
Positions by Industry	102
International Small Cap Fund	104
Positions by Industry	106
Intrinsic Value Fund	108
Large Cap Value Fund	111
Mid Cap Growth Fund	113
Mid Cap Intrinsic Value Fund	116
Multi-Cap Opportunities Fund	118
Real Estate Fund	120
Small Cap Growth Fund	122
Sustainable Equity Fund	125
Positions by Country	126
U.S. Equity Impact Fund	127
FINANCIAL STATEMENTS	129
FINANCIAL HIGHLIGHTS (ALL CLASSES)
Dividend Growth Fund	189
Emerging Markets Equity Fund	191
Equity Income Fund	193
Focus Fund	195
Genesis Fund	199
Global Real Estate Fund	201
Greater China Equity Fund	203

Guardian Fund	205
International Equity Fund	209
International Select Fund	213
International Small Cap Fund	215
Intrinsic Value Fund	217
Large Cap Value Fund	219
Mid Cap Growth Fund	223
Mid Cap Intrinsic Value Fund	227
Multi-Cap Opportunities Fund	231
Real Estate Fund	233
Small Cap Growth Fund	237
Sustainable Equity Fund	241
U.S. Equity Impact Fund	245
Directory	252
Proxy Voting Policies and Procedures	253
Quarterly Portfolio Schedule	253
Board Consideration of the Management Agreements	254

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2022 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

Equity markets worldwide declined during the six-month period ended February 28, 2022 (the reporting period) with investor anxiety increasing as 2022 began. Returns in 2021 were generally strong, bolstered by the global economy's emergence from pandemic and trade disruptions. But headline risks dominated January and February including Omicron, the highly contagious but thankfully milder COVID-19 variant, plus inflation, interest rates, and then war. Fears erased earlier reporting period gains, increasing volatility, and driving style and sector gyrations. In 2021, resurgent consumer demand converged with supply-chain disruptions to drive prices higher. Policymakers believed the effect would be transitory, ending as pandemic-related interruptions lessened once vaccinations increased. But supply-chain issues persisted, pushing February's inflation rate to 7.9% (as measured by the change in the Consumer Price Index for all Urban Consumers over the last 12 months, not seasonally adjusted)—before much of the impact on materials and energy prices from Russia's brutal invasion of Ukraine would be felt.

Sustained inflation creates a vicious cycle: consumers pressured by rising costs seek higher wages, which adds to business costs, reinforcing higher prices for goods and services. The U.S. Federal Reserve Board (Fed) and other central banks began to address this last year, but by January, investors worried banks would move too quickly (including expectations that the Fed would raise rates several times this year), rapidly increasing borrowing costs, and damaging economic growth.

The war in Ukraine, beyond being a humanitarian catastrophe, is another threat to the global economy, and the largest unknown facing us now. The longer it lasts, the more disruptive it will be, locally and globally. Other than Russia itself—under severe sanctions, with stocks de-listed, the ruble devalued, and global companies departing—Europe bears the most risk, given closer ties to Ukraine and Russia for food, materials, and energy.

At this time, we anticipate European growth will slow meaningfully, but remain positive. We are seeing impacts in the U.S. as well, with energy and materials prices increasing, but, at 5.7% real GDP growth in 2021, the U.S. economy was growing somewhat faster than the Eurozone's 5.2%, and likely will remain more insulated. Should input prices rise too far, they could self-correct by driving demand lower, and slower global growth would also likely lessen central banks' near-term hawkishness.

A fear-driven market is an illogical market, as emotion supersedes fundamentals. Although temporary, it presents a challenge to portfolio managers whose decisions are focused longer-term and based on measurable factors, not speculation. During this reporting period, a sharp shift from growth to value, and a narrow market emphasizing energy, commodities, and defensive stocks overlooked many solid companies that continued to execute well.

Our managers are nimble, skilled, and well-informed, and use near-term disruptions to benefit longer-term positioning. Business and consumer fundamentals are healthy, even given inflation's impacts. Valuations are more reasonable, and demand for equities—for long-term growth and income, and as a hedge against inflation—remains solid. As such, we are confident about the future while we navigate this difficult period.

We hope, for every reason, that peace will return to Ukraine soon, and as always, we thank you for your confidence in Neuberger Berman.

Sincerely,

JOSEPH V. AMATO

PRESIDENT AND CEO

NEUBERGER BERMAN EQUITY FUNDS

Dividend Growth Fund Commentary (Unaudited)

Neuberger Berman Dividend Growth Fund Institutional Class generated a –0.83% total return for the six-month period ended February 28, 2022 (the reporting period), outperforming its benchmark, the S&P 500® Index (the Index), which posted a –2.62% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Over the reporting period, the stock market experienced headwinds as investors engaged in profit-taking. By late-February 2022, risk-aversion was widespread following Russia's invasion of Ukraine as investors grappled with the prospects of war in Eastern Europe, waning stimulus and mounting inflationary pressures impacting sentiment. Despite geopolitical headwinds, the U.S. Federal Reserve Board maintained it would embark on its first rate hike in March—marking an inflection point from their ultra-accommodative policy—to tame inflation which recently touched a forty year high. By the end of the reporting period, the U.S. dollar was stronger, while the 10-year U.S. Treasury yield settled higher at 1.83%. Energy, Consumer Staples, Financials, and Utilities were the only sectors to post gains.

The Fund seeks long term capital appreciation and current income. This approach seeks to identify companies with strong business models generating cash to both grow their business, while also providing rising dividend distributions to shareholders. We focus on companies that we believe have strong balance sheets, solid management teams, attractive free cash flow yields, and clear capital allocation strategies. From a portfolio construction standpoint, at the end of the reporting period, top equity sector weights as a percentage of total net assets were approximately 18% Information Technology (IT), 15% Financials, and 15% Health Care. The bulk of the Fund's returns were generated from stocks across Energy, Consumer Discretionary, and IT—while exposure to Real Estate, Communication Services, and Industrials dampened results.

During the reporting period, our Energy names posted outsized returns driven by stocks tied to production and transportation of oil and gas. Devon Energy was our top overall performer, advancing by triple-digits over the reporting period as the upstream business posted solid results with management reporting robust earnings growth driven by cost controls. In addition, the C-suite has articulated their commitment to balance sheet improvement while increasing shareholder returns through its formalized dividend model. From a capital allocation standpoint, Devon Energy has among the most transparent return of capital frameworks focused on stock buybacks and dividend increases, making this, in our view, an ideal holding.

Stock selection among our Communication Services holdings negatively impacted relative performance as Activision Blizzard was our worst returning stock. This company is well known by millennials for their video games, Candy Crush and Call of Duty. This holding experienced intense selling pressure driven by a clampdown on gaming from Chinese officials coupled with ongoing allegations of widespread gender-based discrimination and harassment. Ultimately, after revisiting our investment assumptions, this position was sold during the reporting period with the proceeds allocated elsewhere.

We believe caution is warranted as the U.S. economy grapples with uncertainty. We believe that potential downward earnings revisions coupled with slowing growth expectations could weigh on sentiment given near-term challenges tied to geopolitics, supply chain congestion, central bank actions, global trade, manufacturing, and consumption trends. We believe value-oriented, dividend-paying stocks provide an attractive inflationary hedge.

We thank you for investing in our Fund.

Sincerely,

WILLIAM D. HUNTER AND SHAWN TRUDEAU
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Dividend Growth Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NDGIX
Class A	NDGAX
Class C	NDGCX
Class R6	NRDGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	4.4%
Consumer Discretionary	10.4
Consumer Staples	4.1
Energy	4.0
Financials	14.9
Health Care	14.7
Industrials	13.1
Information Technology	18.2
Materials	7.2
Real Estate	3.6
Utilities	3.4
Short-Term Investments	2.0
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2022
	Inception Date	Period Ended 02/28/2022	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	12/15/2015	–0.83%	13.61%	12.16%	13.73%
Class A	12/15/2015	–0.96%	13.19%	11.76%	13.33%
Class C	12/15/2015	–1.33%	12.31%	10.92%	12.47%
Class R6	12/15/2015	–0.72%	13.71%	12.25%	13.82%
With Sales Charge
Class A		–6.65%	6.69%	10.45%	12.25%
Class C		–2.29%	11.31%	10.92%	12.47%
Index
S&P 500® Index[1,15]		–2.62%	16.39%	15.17%	15.38%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 1.13%, 1.59%, 2.25% and 1.42% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.70%, 1.06%, 1.81% and 0.60% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund Commentary (Unaudited)

Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a total return of –12.79% for the six-month period ended February 28, 2022 (the reporting period), trailing its benchmark, the MSCI Emerging Markets (EM) Index (Net) (the Index), which reported a total return of –9.81% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Emerging markets equities, as measured by the Index, underperformed developed markets, as measured by the MSCI EAFE® Index (Net), this reporting period. Early pressures included regulatory and policy initiatives in China, a large Index component, and economic threats from new COVID-19 variants, especially in under-vaccinated nations.

By January 2022, investor focus shifted to the U.S. Federal Reserve Board's plans to combat pandemic-related inflation by raising rates, which could slow growth and increase the cost of borrowing in dollars. February saw a precipitous drop, as Russian border hostilities and then the invasion of Ukraine sent geopolitical concerns, energy prices, and risk aversion climbing.

Within the Index, Financials stocks were slightly positive during the reporting period, but all other sectors declined. The Utilities and Industrials sectors outperformed, while the Health Care, Consumer Discretionary, and Communication Services sectors declined most. By country, commodity-rich Peru, and energy-rich United Arab Emirates and Qatar outperformed. Russia lost the most value, down –58%, followed by Hungary and Poland.

Within the Fund, Materials and Energy positioning detracted from relative performance. By country, stock selection and an initial period overweight to Russia versus the Index (even given rapid selling) detracted, as did stock selection in Brazil and Taiwan.

Individual detractors included the Chinese e-commerce giant, Alibaba, which continued to face regulatory scrutiny, and Russian energy company LUKOIL, which fell precipitously along with every other Russian equity.

Stock selection within Health Care and Information Technology (IT) benefited relative performance. By country, holdings in China, India and Korea contributed most to relative returns.

Top contributors included Canadian-domiciled Colombian oil explorer, Parex Resources, and Anglo American, a British mining firm. Both benefited from commodity price increases.

Russian names were removed from the Index on March 9, 2022, with index provider MSCI revaluing them dramatically lower that day. Our team had been actively selling out of Russia, with the weighting at the end of the reporting period at 0.7%. Our team will eliminate this exposure when able, but the Russian stock exchange has been closed since late February 2022.

More broadly, we are evaluating the new geopolitical backdrop. One immediate effect has been the acceleration of a Growth to Value rotation as investors focus their bets on narrow cyclical segments of the market and short-term commodity price movements.

We are not convinced that the jump in commodity prices is sustainable, as prices are reaching levels that create "demand destruction" and more broadly dampen economic growth. Instead, the team is focused on a combination of product cycles and sustainable growth, diversified across sectors and geographies.

As such, our top sector overweight versus the Index remains IT, at the expense of cyclical Industrials. We also continue to favor India, given the diverse opportunities in EM's fastest growing economy. Our Chinese weighting has increased idiosyncratically after a long period of being underweight versus the Index, though the Fund remained slightly underweight at the end of the reporting period. This was driven by widespread stock volatility, which created compelling opportunities for us.

We continue to employ our slow and steady approach, rather than chasing thematic or headline names. While this has been frustrating in the short-term, we believe our fundamental research and diversification will benefit relative returns over the longer term.

Sincerely,

CONRAD SALDANHA
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX
Class R6	NREMX

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2022
	Inception Date	Period Ended 02/28/2022	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	10/08/2008	–12.79%	–16.10%	5.09%	3.27%	7.06%
Class A	10/08/2008	–12.89%	–16.33%	4.81%	3.01%	6.80%
Class C	10/08/2008	–13.25%	–16.97%	4.02%	2.24%	6.00%
Class R3[10]	06/21/2010	–13.07%	–16.68%	4.38%	2.58%	6.44%
Class R6[21]	03/15/2013	–12.75%	–15.99%	5.19%	3.35%	7.12%
With Sales Charge
Class A		–17.90%	–21.14%	3.58%	2.40%	6.33%
Class C		–14.12%	–17.80%	4.02%	2.24%	6.00%
Index
MSCI Emerging Markets Index (Net)[1,15]		–9.81%	–10.69%	6.99%	3.24%	6.85%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 1.23%, 1.57%, 2.32%, 1.92% and 1.10% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.51% and 2.26% for Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratios for each of Institutional Class, Class R3 and Class R6 include each class's repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The expense ratios for the semi-annual period ended February 28, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund Commentary (Unaudited)

Neuberger Berman Equity Income Fund Institutional Class generated a 5.90% total return for the six-month period ended February 28, 2022 (the reporting period), outperforming its benchmark, the S&P 500® Index (the Index), which posted a –2.62% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Over the reporting period, the stock market experienced headwinds as investors engaged in profit-taking. By late-February 2022, risk-aversion was widespread following Russia's invasion of Ukraine as investors grappled with the prospects of war in Eastern Europe, waning stimulus and mounting inflationary pressures impacting sentiment. Despite geopolitical headwinds, the U.S. Federal Reserve Board maintained it would embark on its first rate hike in March—marking an inflection point from their ultra-accommodative policy—to tame inflation which recently touched a forty year high. By the end of the reporting period, the U.S. dollar was stronger, while the 10-year U.S. Treasury yield settled higher at 1.83%. Energy, Consumer Staples, Financials, and Utilities were the only sectors to post gains.

The Fund is an objective-based strategy, targeting a total return between stocks and bonds with limited volatility relative to the Index. Overall, the portfolio is diversified among dividend-paying stocks and convertible securities, selected through extensive analysis of cash flow prospects, that we believe have the ability to sustain and grow dividends.

From a portfolio construction standpoint, at the end of the reporting period, top equity sector weights as a percentage of total net assets were approximately 15% Financials, 12% Real Estate and 11% Utilities. The bulk of the Fund's returns were generated from our allocation across Energy, Materials, and Financials—while exposure to convertible securities, Industrials, and Consumer Discretionary dampened results.

In aggregate, our overweight to Energy versus the Index contributed positively to relative returns, as did positive stock selection within the sector. We believe our diversified holdings stand to benefit from increasingly tight global energy markets while offsetting inflationary headwinds elsewhere in the Fund. Collectively, exposure to stocks tied to oil and gas production generated outsized returns as ConocoPhillips was our top overall contributor, advancing by double-digits. Strong results were supported in-part by enthusiasm behind their footprint in the Permian Basin (West Texas) which represents one of the most prolific hydrocarbon-rich shale formations. Today we remain constructive on future growth prospects as several management teams across the industry have articulated disciplined capital allocation plans focused on rewarding shareholders through variable dividend programs tied to free cash flow generation.

On the other end of the spectrum, stock selection among our Consumer Discretionary holdings negatively impacted relative performance as Leggett & Platt was our biggest loser. While healthy demand across residential markets coupled with record-low mortgage rates have supported housing, shares of the bedding components manufacturer experienced downward pressure as supply chain bottlenecks weighed on profitability. Over the reporting period the Fund reduced exposure to the company, allocating proceeds elsewhere.

The Fund's use of written options contributed positively to performance during the reporting period.

In closing, we believe caution is warranted as the U.S. economy grapples with uncertainty. In our view, potential downward earnings revisions coupled with slowing growth expectations could weigh on sentiment given near-term challenges tied to geopolitics, supply chain congestion, central bank actions, global trade, manufacturing, and consumption trends. We believe value-oriented dividend-paying stocks provide an attractive inflationary hedge, a complement relative to traditional bonds. Our analysis suggests stocks with yields greater than 2.5% trade close to their greatest discount relative to the broader market since the late 1990s, setting the stage for potential multiple expansion among this cohort of dividend paying stocks.

We thank you for investing in our Fund.

Sincerely,

RICHARD LEVINE AND SANDY POMEROY
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Equity Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX
Class E	NBHEX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	2.9%
Consumer Discretionary	4.1
Consumer Staples	5.6
Energy	8.7
Financials	15.4
Health Care	9.9
Industrials	9.2
Information Technology	10.5
Materials	7.2
Real Estate	12.3
Utilities	10.9
Convertible Bonds	0.2
Short-Term Investments	3.1
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2022
	Inception Date*	Period Ended 02/28/2022	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[13]	06/09/2008	5.90%	18.98%	9.48%	9.11%	8.28%
Class A13	06/09/2008	5.65%	18.54%	9.07%	8.71%	7.91%
Class C13	06/09/2008	5.34%	17.65%	8.27%	7.90%	7.21%
Class R3[13]	06/21/2010	5.56%	18.16%	8.78%	8.40%	7.74%
Class E13	01/11/2022	5.97%	19.06%	9.49%	9.12%	8.29%
With Sales Charge
Class A13		–0.41%	11.74%	7.78%	8.06%	7.49%
Class C13		4.38%	16.65%	8.27%	7.90%	7.21%
Index
S&P 500® Index[1,15]		–2.62%	16.39%	15.17%	14.59%	10.10%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund's Institutional Class from June 9, 2008 through June 21, 2010. See endnote 13 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.70%, 1.06%, 1.81% and 1.34% for Institutional Class, Class A, Class C and Class R3 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2022 is 0.55% for Class E (before expense reimbursements and/or fee waivers, if any). The estimated expense ratio for fiscal year 2022 is 0.05% for Class E after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund Commentary (Unaudited)

Neuberger Berman Focus Fund Investor Class generated a –16.50% total return for the six-month period ended February 28, 2022 (the reporting period), underperforming the –5.26% total return of its benchmark, the MSCI All Country World Index (Net) (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The global equity market experienced periods of heighted volatility and generated weak results during the reporting period. Despite strong rallies in October and December 2021—partially driven by generally better than expected corporate earnings and resilient economic growth—these gains were offset over the other four months of the reporting period. In particular, the market was not able to overcome a number of challenges, including indications that a number of central banks would soon start raising interest rates, inflation that reached multi-decade highs, and the ongoing repercussions from COVID-19 and the Delta and Omicron variants. Toward the end of the period, investor sentiment was also negatively impacted by the buildup and subsequent war in Ukraine. All told, the Index returned –5.26% for the reporting period.

Stock selection drove the Fund's relative underperformance during the reporting period, whereas sector allocation was a modest headwind to relative returns. Looking at stock selection, holdings in the Information Technology (IT), Consumer Discretionary and Financials sectors were the largest detractors from performance. Individual stocks that detracted from returns included IT services company EPAM Systems, Inc., capital markets firm Petershill Partners PLC, and electronic equipment instruments & components company Zebra Technologies Corp. We exited our position in Petershill Partners PLC during the reporting period. On the upside, positions in the Communication Services and Real Estate sectors were the largest contributors to performance. In terms of individual stocks, software company Palo Alto Networks, Inc., semiconductor firm Marvell Technology, Inc., and software company Trade Desk, Inc. were the most additive for returns.

In terms of sector allocation, a zero allocation to Energy versus the Index was the largest negative for relative performance. An overweight to Consumer Discretionary versus the Index was also a headwind for returns. On the upside, underweights to the Health Care and Industrials sectors during the reporting period added the most value to relative performance.

The war in Ukraine has introduced much uncertainty into the marketplace. As of this writing, the situation is highly fluid, and the ultimate impact cannot be predicted. We believe the Fund has modest revenue/earnings exposure from Russia, Ukraine, and Belarus. We leveraged our data insights to track job listings in the above-mentioned countries over the last 12 months for our Fund companies, as well as reviewing customer and supply chain relationships. As a reminder, we do not seek to add value from macro and political events. Rather, we maintain a disciplined approach as we seek long-term growth of capital by investing in a concentrated portfolio of what we believe are outstanding companies. In addition, Environmental, Social, and Governance diligence is a key element of our investment process, with ongoing engagement efforts focused on human capital management.

Sincerely,

TIMOTHY CREEDON AND HARI RAMANAN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Focus Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	8.8%
Consumer Discretionary	24.4
Consumer Staples	7.7
Financials	7.4
Health Care	2.1
Industrials	9.5
Information Technology	38.1
Materials	0.5
Short-Term Investments	1.5
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS8

		Six Month	Average Annual Total Return Ended 02/28/2022
	Inception Date	Period Ended 02/28/2022	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	–16.50%	–0.90%	10.62%	11.79%	10.46%
Trust Class[3]	08/30/1993	–16.57%	–1.11%	10.42%	11.58%	10.43%
Advisor Class[4]	09/03/1996	–16.64%	–1.31%	10.22%	11.40%	10.35%
Institutional Class[5]	06/21/2010	–16.43%	–0.76%	10.79%	11.98%	10.49%
Class A19	06/21/2010	–16.59%	–1.18%	10.39%	11.57%	10.42%
Class C19	06/21/2010	–16.91%	–1.91%	9.56%	10.74%	10.28%
With Sales Charge
Class A19		–21.39%	–6.87%	9.10%	10.90%	10.32%
Class C19		–17.60%	–2.72%	9.56%	10.74%	10.28%
Index
MSCI All Country World Index (Net)[1,15]		–5.26%	7.81%	11.44%	9.83%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.88%, 1.09%, 1.29%, 0.74%, 1.12%, and 1.89% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios for each of Institutional Class and Class A include each class's repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The expense ratio was 1.87% for Class C shares, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Genesis Fund Commentary (Unaudited)

Neuberger Berman Genesis Fund Investor Class generated a –7.05% total return for the six-month period ended February 28, 2022 (the reporting period), outperforming the –9.46% total return of its benchmark, the Russell 2000® Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The equity market experienced periods of heighted volatility and generated weak results during the reporting period. There were several challenges impacting investor sentiment, including the U.S. Federal Reserve Board indicating it would soon start raising interest rates, inflation reaching a 40-year high, the COVID-19 variants, and Russia's invasion of Ukraine. However, the market tended to rally on days when there was better than expected corporate earnings and on news of resilient economic growth. All told, the S&P 500® Index returned –2.62% during the reporting period. Small-cap stocks, as measured by the Index, generated even weaker results, returning –9.46%.

Within the Index, companies with the lowest valuations significantly outperformed their more richly valued counterparts. Meanwhile, companies without earnings experienced the largest losses. After strong performance in 2021, companies in the Fund that were trading at higher valuations came under increased selling pressure in 2022 and were a drag on absolute and relative performance. During 2021, we trimmed the position sizes of many of our more richly valued positions in an attempt to pare the Fund's overall risk exposure should the market experience a sharp decline.

Within the Index, less speculative (larger capitalization) and higher quality companies (with higher levels of profitability) outperformed. The Fund, with its high-quality focus on durable and highly differentiated business models that enjoy attractive financial characteristics, such as above average profitability, consistent free cash flow generation and conservative balance sheets, was unable to avoid the market's downturn, but it outperformed the Index on a relative basis. This was driven by positive stock selection, whereas sector allocation was a headwind for relative returns. In terms of stock selection, the Fund's strongest relative results were in the Information Technology (IT), Health Care and Consumer Discretionary sectors. Stock selection in the Industrials, Materials and Real Estate sectors were drags on relative results during the reporting period.

From a sector allocation perspective, the lack of Energy exposure was the largest drag on relative results. Oil prices were up strongly due to falling oil stockpiles in the U.S. and Russia's invasion of Ukraine. Our lack of Energy exposure is a reflection on the lack of what we believe to be high quality small-cap investments in the sector, rather than an attempt to express a bearish bet on commodity prices. The Fund's overweight in IT versus the Index was also a drag on results. This was partially offset by our lack of exposure to traditional Biotechnology companies, many of which are speculative non-earning companies whose stocks were down sharply during the reporting period.

Russia's invasion of Ukraine has led to heightened volatility, global uncertainty and increased geopolitical risk. Increasing oil prices act as a tax on consumers around the globe and could serve to slow the global economy and potentially push it into recession. As it relates to the Fund, small-caps tend to tilt domestic in their operations, as does our portfolio, providing some insulation from global events. The companies in the Fund are not immune from rising input costs. However, we believe that our companies are in relatively good shape to raise prices to offset rising costs, albeit with a lag. Additionally, we are confident that investing in a diversified portfolio of financially strong companies, with sustainable and highly differentiated business models, is a prudent approach for long-term investment success.

Sincerely,

JUDITH M. VALE, ROBERT W. D'ALELIO, BRETT S. REINER AND GREGORY G. SPIEGEL
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Genesis Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX
Class R6	NRGSX
Class E	NRGEX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	3.9%
Consumer Discretionary	14.0
Consumer Staples	3.5
Financials	14.0
Health Care	11.9
Industrials	20.3
Information Technology	26.6
Materials	3.7
Real Estate	1.3
Short-Term Investments	0.8
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2022
	Inception Date	Period Ended 02/28/2022	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	09/27/1988	–7.05%	–0.48%	12.26%	12.04%	12.32%
Trust Class[3]	08/26/1993	–7.09%	–0.57%	12.17%	11.95%	12.29%
Advisor Class[4]	04/02/1997	–7.21%	–0.82%	11.89%	11.65%	12.06%
Institutional Class[5]	07/01/1999	–6.97%	–0.32%	12.45%	12.23%	12.48%
Class R6[22]	03/15/2013	–6.92%	–0.22%	12.55%	12.29%	12.40%
Class E24	01/11/2022	–6.92%	–0.35%	12.29%	12.06%	12.33%
Index
Russell 2000® Index[1,15]		–9.46%	–6.01%	9.50%	11.18%	9.74%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.99%, 1.09%, 1.34%, 0.84% and 0.74% for Investor Class, Trust Class, Advisor Class, Institutional Class and Class R6 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2022 is 0.69% for Class E (before expense reimbursements and/or fee waivers, if any). The estimated expense ratio for fiscal year 2022 is 0.03% for Class E after expense reimbursements and/or fee waivers. The total annual operating expense ratio for Class R6 includes the class's repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The expense ratios for the semi-annual period ended February 28, 2022, can be found in the Financial Highlights section of this report.

Global Real Estate Fund Commentary (Unaudited)

Neuberger Berman Global Real Estate Fund Institutional Class generated a –5.74% total return for the six-month period ended February 28, 2022 (the reporting period), underperforming the –4.60% total return of its benchmark, the FTSE EPRA Nareit Developed Index (Net) (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The global equity market, as measured by the MSCI All Country World Index (ACWI) (Net), experienced periods of heighted volatility and generated weak results during the reporting period. Despite strong rallies in October and December 2021—partially driven by generally better than expected corporate earnings and resilient economic growth—these gains were offset over the other four months of the reporting period. In particular, the market was not able to overcome a number of challenges, including indications that the U.S. Federal Reserve Board (Fed) would soon start raising interest rates, inflation that reached a 40-year high, and the ongoing repercussions from COVID-19 and the Delta and Omicron variants. Toward the end of the reporting period, investor sentiment was also negatively impacted by the buildup and subsequent war in Ukraine. All told, the MSCI ACWI (Net) returned –5.26% for the reporting period. Comparatively, global real estate investment trusts (REITs), as measured by the Index, generated modestly better results.

The Fund lagged the Index during the reporting period. This was largely driven by our out-of-benchmark allocation to the Infrastructure segment, as it generated weak results. From a stock selection perspective, holdings in the Real Estate Holding & Development, Specialty REITs and Office REITs sectors were the most additive for relative returns. In terms of individual holdings, Prologis, Inc., Public Storage and Safestore Holdings PLC were the largest contributors to performance. On the downside, holdings in the Residential REITs, Industrial REITs and Hotel & Lodging REITs sectors were the largest detractors from relative returns. Several individual holdings were headwinds for performance, including American Tower Corp., Mitsui Fudosan Logistics Park, Inc. and Equinix, Inc.

In terms of the Fund's positioning from a country perspective, underweights in Sweden and Germany versus the Index, along with an out-of-benchmark allocation to China, were the most beneficial for relative returns. On the downside, an overweight in Spain, an underweight in the U.S., and an overweight in Japan were the largest detractors from relative performance.

Looking ahead, the challenges presented by the war in Ukraine remind us that elevated uncertainty and market volatility could persist. While the invasion of Ukraine by Russia is heartbreaking and tragic, at this point, we anticipate a limited impact on the U.S. economy due to minimal trade between the U.S. and Russia/Ukraine, and because the U.S. can access many of the commodities exported by Russia from other sources. Although it may be premature to say the COVID-19 crisis has ended, we believe the vaccination of the majority of the U.S. population increases the possibility of moving to a post-COVID-19 environment. Market attention has shifted to the long-term implications of inflationary pressures. As a result, the Fed has pivoted to a more hawkish position. Higher inflation can be viewed as positive for the owners of real estate assets, as landlords can capture higher inflation by raising rents. In particular, shorter lease duration sectors, such as Residential, Self-Storage, and Industrial, are seeing higher than expected rents. We are monitoring the potential long-term effects of pandemic-driven changes in the way people work and live on real estate. We anticipate that over the long-term, hybrid work arrangements are likely to temper overall demand for office space. Elsewhere, we believe advancements in technology, such as 5G cellular and cloud computing, will lead to significant investments in network and information technology infrastructure that may benefit Data Center and Infrastructure REITs. We also favor the Residential sectors due to what we believe are attractive demographic/demand trends.

Sincerely,

STEVE SHIGEKAWA, BRIAN C. JONES AND ANTON KWANG
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Real Estate Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGRIX
Class A	NGRAX
Class C	NGRCX

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2022
	Inception Date	Period Ended 02/28/2022	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	12/30/2014	–5.74%	14.27%	8.13%	6.67%
Class A	12/30/2014	–5.91%	13.94%	7.73%	6.28%
Class C	12/30/2014	–6.20%	13.12%	6.95%	5.50%
With Sales Charge
Class A		–11.31%	7.41%	6.46%	5.41%
Class C		–7.09%	12.12%	6.95%	5.50%
Index
FTSE EPRA Nareit Developed Index (Net)[1,15]		–4.60%	12.69%	5.24%	4.45%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 10.46%, 11.06% and 11.69% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.01%, 1.37% and 2.12% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Greater China Equity Fund Commentary (Unaudited)

Neuberger Berman Greater China Equity Fund Institutional Class generated a –12.05% total return for the six-month period ended February 28, 2022 (the reporting period), underperforming its benchmark, the MSCI China All Shares Index (Net) (the Index), which was down –11.32% over the same period. (Performance for all share classes is provided in the table immediately following this letter.)

For the reporting period, the Fund's main detractors from return relative to the Index included Industrials (underweight versus the Index and stock selection in the Road & Rail and Machinery industries), Health Care (stock selection in the Pharmaceuticals and Biotechnology industries) and Financials (significant underweight versus the Index). Contributors to performance relative to the Index included Consumer Discretionary (stock selection in the Internet & Direct Marketing Retail and Household Durables industries), Real Estate (stock selection in the Real Estate Management & Development industry) and Consumer Staples (stock selection in the Food Products industry).

The Fund continues to focus on companies that it believes have sustainable top- and bottom-line growth by looking at the companies' operating cash flow from their recurring core businesses. As of February 28, 2022, the Fund's largest sector overweight relative to the Index was Materials, and the largest sector underweight was Financials. The Fund's largest 10 positions comprised more than 53% of total net assets of the Fund at the end of February.

Over the reporting period, the China equity markets remained volatile given uncertainties on the government's regulatory reform within the Internet and Education segments, as well as moderating economic growth driven by the property market slowdown and resurgence of local COVID-19 outbreaks. There were also heightened concerns about power supply shortages and de-listing risk for US-listed ADRs. Top leadership in China has affirmed a dovish stance and called for coordinated policies to secure reasonable growth. In December 2021, the People's Bank of China (PBoC) cut the required reserve ratio, releasing liquidity into the interbank system, and cut the relending facility rate for small businesses and rural sectors. In January 2022, the PBoC cut policy interest rates and banks' 1-year and 5-year loan prime rate. China's Ministry of Finance also announced that they will frontload the issuance of local construction bonds in the first quarter of 2022. Additionally, policymakers' tone on the property sector has softened with improvements in property financing and support measures for financial institutions to facilitate asset sales by troubled developers. However, China equity markets sold off further in the first two months of 2022 on concerns over a faster pace of U.S. Federal Reserve Board policy tightening and escalating Russia-Ukraine tensions.

While we continue to be in a very fluid environment with possible downside scenarios given rising geopolitical risks, we hold a constructive view on the outlook for Greater China equities. We believe that valuations of China's equity markets have become reasonably attractive with the Index trading at a price-to-earnings ratio (P/E) of 12.2x and the CSI 300 Index at 13.5x on a forward-looking basis1, versus the MSCI World Index at 17.6x and the S&P 500® Index at 19.6x. In our view, this arguably provides the market with a better buffer for potential downside risks, especially in view of the policy easing cycle backdrop within China. More importantly, we believe there is no indication of material impact to the fundamentals of the companies within the portfolio as a direct result of the Russia-Ukraine conflict. We continue to identify what we believe are high quality companies with good earnings visibility and strong long-term growth prospects capable of weathering the uncertain environment in the horizon.

Sincerely,

LIHUI TANG AND FRANK YAO
PORTFOLIO MANAGERS

1 Forward earnings estimates are based on consensus estimates, not Neuberger Berman's own projections, and the forecasts may or may not be realized. By quoting them herein, Neuberger Berman does not offer an opinion as to the accuracy of, and does not guarantee, these forecasted numbers.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Greater China Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NCEIX
Class A	NCEAX
Class C	NCECX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	4.7%
Consumer Discretionary	24.4
Consumer Staples	10.5
Energy	1.2
Financials	9.7
Health Care	6.0
Industrials	8.7
Information Technology	6.5
Materials	23.7
Real Estate	4.5
Short-Term Investments	0.1
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

EXCHANGE ALLOCATION

(as a % of Long Term Investments)
Mainland China	44.3%
Hong Kong	52.2
United States	3.5
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2022
	Inception Date	Period Ended 02/28/2022	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	07/17/2013	–12.05%	–17.64%	11.48%	11.30%
Class A	07/17/2013	–12.18%	–17.95%	11.07%	10.96%
Class C	07/17/2013	–12.52%	–18.55%	10.26%	10.09%
With Sales Charge
Class A		–17.23%	–22.66%	9.75%	10.20%
Class C		–13.35%	–19.32%	10.26%	10.09%
Index
MSCI China All Shares Index (Net)1,15 *		–11.32%	–22.57%	6.72%	7.19%
MSCI China Index (Net)[1,15]		–16.79%	–31.29%	5.70%	6.18%

*  On April 26, 2021, the Fund began comparing its performance to the MSCI China All Shares Index (Net) rather than the MSCI China Index (Net) because the MSCI China All Shares Index (Net) has characteristics that are more representative of the Fund's investment strategy than its former index, the MSCI China Index (Net).

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 1.80%, 2.26% and 3.06% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.51%, 1.87% and 2.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Guardian Fund Commentary (Unaudited)

Neuberger Berman Guardian Fund Investor Class posted a –8.56% total return for the six-month period ended February 28, 2022 (the reporting period), underperforming the –2.62% total return of its benchmark, the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The equity market experienced periods of heighted volatility and generated weak results during the six-month reporting period. Despite strong rallies in October and December 2021—partially driven by generally better than expected corporate earnings and resilient economic growth—these gains were offset over the other four months of the reporting period. In particular, the market was not able to overcome a number of challenges, including indications that the U.S. Federal Reserve Board would soon start raising interest rates, inflation that reached a 40-year high, and the ongoing repercussions from COVID-19 and the Delta and Omicron variants. Toward the end of the reporting period, investor sentiment was also negatively impacted by the buildup and subsequent war in Ukraine. All told, the Index returned –2.62% during the reporting period.

Both stock selection and sector allocation detracted from the Fund's relative performance. From a stock selection perspective, holdings in the Information Technology sector were the largest detractor from performance. Positions in the Consumer Discretionary and Industrials sectors were also negative for relative returns. On the upside, stock selection in the Communication Services and Health Care sectors were the most beneficial for returns.

Looking at sector allocation, the Fund's underweight to Energy versus the Index was the largest detractor from results. Out-of-benchmark positions in several privately held companies were also headwinds for performance in aggregate. Conversely, underweights to the Communication Services and Health Care sectors were additive for relative returns.

The Fund's use of purchased and written options contributed positively to performance during the reporting period.

Looking ahead, the war in Ukraine has introduced much uncertainty into the marketplace. The situation is highly fluid, and the ultimate impact cannot be predicted. As a reminder, we are investors with a relatively longer-term view and remain unwilling to bet against the skills and ingenuity of the corporate managers that lead our businesses. In our view, corporate managers' willingness to drive innovation, enhance productivity, allocate capital to the best risk-adjusted return, and compete on a global scale could provide investors with suitable long-term return potential for the risks they bear. Nevertheless, we are mindful of the complex world in which we live and invest. The myriad of ongoing geopolitical issues around the world remains top of mind. In these difficult economic and financial conditions, we remain dedicated to thinking deeply and creatively and strive always to deliver attractive risk-adjusted returns. We remain flexible in our decision making and open-minded to new ideas across different asset classes and geographies.

Sincerely,

CHARLES KANTOR AND MARC REGENBAUM
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Guardian Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX
Class R6	NGRDX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	9.0%
Consumer Discretionary	18.2
Consumer Staples	5.3
Energy	0.6
Financials	10.7
Health Care	7.5
Industrials	7.6
Information Technology	32.5
Materials	3.0
Real Estate	1.2
Utilities	1.7
Short-Term Investments	2.7
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS11

		Six Month	Average Annual Total Return Ended 02/28/2022
	Inception Date	Period Ended 02/28/2022	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	–8.56%	14.27%	18.10%	14.95%	11.51%
Trust Class[3]	08/03/1993	–8.61%	14.08%	17.88%	14.75%	11.45%
Advisor Class[4]	09/03/1996	–8.71%	13.87%	17.55%	14.41%	11.29%
Institutional Class[5]	05/27/2009	–8.49%	14.46%	18.30%	15.14%	11.54%
Class A19	05/27/2009	–8.62%	14.05%	17.85%	14.73%	11.47%
Class C19	05/27/2009	–8.96%	13.20%	16.99%	13.87%	11.32%
Class R3[16]	05/27/2009	–8.78%	13.68%	17.51%	14.40%	11.41%
Class R6[22]	03/29/2019	–8.45%	14.51%	18.24%	15.01%	11.51%
With Sales Charge
Class A19		–13.89%	7.50%	16.47%	14.05%	11.38%
Class C19		–9.78%	12.20%	16.99%	13.87%	11.32%
Index
S&P 500® Index[1,15]		–2.62%	16.39%	15.17%	14.59%	11.41%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.82%, 1.03%, 1.19%, 0.67%, 1.05%, 1.80%, 1.37% and 0.68% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 0.66% for Class R6 shares after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Equity Fund Commentary (Unaudited)

Neuberger Berman International Equity Fund Institutional Class generated a total return of –11.89% for the six-month period ended February 28, 2022 (the reporting period), trailing its benchmark, the MSCI EAFE® Index (Net) (the Index), which posted a –6.78% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

International developed markets, as measured by the Index, were up at the close of 2021, but began losing ground in January 2022, on investors' fears that global central banks would increase interest rates quickly to fight inflation. Markets fell further through February, as a French-brokered deal to avert tensions between Russia and Ukraine failed, and then as war began, creating a humanitarian crisis locally, and driving energy and commodity prices higher globally.

All major global markets declined this period, with emerging markets down most. The U.S. market, as measured by the S&P 500® Index, outperformed the Index, being more insulated from repercussions of the war. Within the Index, Norway and the UK outperformed, posting positive results. Israel followed, slightly down. The Netherlands, Finland and Ireland lagged. By sector, only Energy was up, posting double-digit returns. Utilities and Financials saw the smallest losses, while Information Technology (IT), Industrials, and Communication Services stocks declined most.

As fears shifted the market from growth to value, stock selection detracted from the portfolio's relative performance versus the Index, particularly within Materials and IT. Sector allocation, particularly our lack of exposure to Energy and overweight to Industrials versus the Index, was a secondary factor. By country, stock selection within the UK, Germany, and Japan detracted from relative returns.

Individually, Techtronic and adidas detracted most. Techtronic, the Hong Kong-based power tool maker sold off following weak results from a key competitor. German sportswear giant, adidas, faced challenges in China and elsewhere in Asia due to pandemic-related supply chain issues.

Stock selection in Industrials and an overweight in Materials versus the Index were relative benefits this period, and by country, holdings based in Sweden, Singapore and the Netherlands added value.

Bunzl and Tokio Marine contributed most. Bunzl, a UK distribution specialist, reported solid quarterly results and upgraded revenue guidance driven by strength in all business areas. Japan-based global insurer, Tokio Marine (sold prior to period end when the stock reached our price target), saw positive trends across business lines.

Looking ahead, the longer the war in Ukraine continues, the more likely we will see widespread effects on the global economy. Interrupted supplies of energy, critical and rare metals, and other commodities will cause higher prices to ripple across global supply chains. Higher inflation would reduce real incomes and add to any sense of economic insecurity and discontent.

While concerns over a sharp slowdown are rising, earlier forecasts expected the European economy to grow approximately 4%. If higher prices and weakening consumer sentiment reduce growth by 1-2 percentage points this year, we believe that the economy should still grow close to pre-pandemic levels.

We will continue monitoring our companies for potential supply chain-related disruptions as the situation evolves. In general, we are confident in our companies' medium- to long-term prospects regardless of potential short-term disruptions.

While recent performance has been impacted by the rotation into value stocks, our Quality at a Reasonable Price discipline helped us reduce some of the impact. But, as we are not value investors, the environment has not been ideal.

Overall, we are comfortable with the diversification, quality and valuations of the Fund. While short-term style rotations can be challenging, we remain focused on owning what we believe are the right businesses at the right price and believe this approach can deliver attractive risk-adjusted returns over the longer term.

Sincerely,

ELIAS COHEN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Equity Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NIQVX
Trust Class	NIQTX
Institutional Class	NBIIX
Class A	NIQAX
Class C	NIQCX
Class R6	NRIQX
Class E	NIQEX

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2022
	Inception Date	Period Ended 02/28/2022	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[12]	01/28/2013	–11.97%	2.46%	8.24%	6.92%	5.59%
Trust Class[12]	01/28/2013	–12.05%	2.30%	8.18%	6.85%	5.55%
Institutional Class	06/17/2005	–11.89%	2.60%	8.51%	7.10%	5.70%
Class A12	01/28/2013	–12.09%	2.20%	8.10%	6.74%	5.49%
Class C12	01/28/2013	–12.38%	1.54%	7.30%	6.01%	5.06%
Class R6[21]	09/03/2013	–11.85%	2.78%	8.61%	7.18%	5.75%
Class E25	01/11/2022	–11.76%	2.76%	8.54%	7.11%	5.71%
With Sales Charge
Class A12		–17.16%	–3.67%	6.83%	6.11%	5.11%
Class C12		–13.17%	0.62%	7.30%	6.01%	5.06%
Index
MSCI EAFE® Index (Net)[1,15]		–6.78%	2.83%	7.16%	6.15%	5.15%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 1.16%, 1.24%, 0.99%, 1.35%, 2.11% and 0.89% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2022 is 0.84% for Class E (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.86%, 1.22%, 1.97% and 0.76% for Institutional Class, Class A, Class C and Class R6 shares, respectively, and the estimated expense ratio for fiscal year 2022 is 0.06% for Class E after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Select Fund Commentary (Unaudited)

Neuberger Berman International Select Fund Trust Class generated a total return of –11.40% for the six-month period ended February 28, 2022 (the reporting period), trailing its benchmark, the MSCI EAFE® Index (Net) (the Index), which posted a –6.78% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

International developed markets, as measured by the Index, were up at the close of 2021, but began losing ground in January 2022, on investors' fears that global central banks would increase interest rates quickly to fight inflation. Markets fell further through February, as a French-brokered deal to avert tensions between Russia and Ukraine failed, and then as war began, creating a humanitarian crisis locally, and driving energy and commodity prices higher globally.

All major global markets declined this period, with emerging markets down most. The U.S. market, as measured by the S&P 500® Index, outperformed the Index, being more insulated from repercussions of the war. Within the Index, Norway and the UK outperformed, posting positive results. Israel followed, slightly down. The Netherlands, Finland and Ireland lagged. By sector, only Energy was up, posting double-digit returns. Utilities and Financials saw the smallest losses, while Information Technology, Industrials, and Communication Services stocks declined most.

As fears shifted the market from growth to value, stock selection detracted from the portfolio's relative performance versus the Index, particularly within Materials and Health Care. Sector allocation, particularly our lack of exposure to Energy and overweight to Industrials, was a secondary factor. By country, stock selection within the UK, Germany, and Japan detracted from relative returns.

Individually, Techtronic and adidas detracted most. Techtronic, the Hong Kong-based power tool maker sold off following weak results from a key competitor. German sportswear giant, adidas, faced challenges in China and elsewhere in Asia due to pandemic-related supply chain issues.

Stock selection in Industrials and an overweight in Materials versus the Index were relative benefits this period, and by country, holdings based in Sweden, Singapore, and the Netherlands added value.

Bunzl and Ferguson contributed most. Bunzl, a UK distribution specialist, reported solid quarterly results and upgraded revenue guidance driven by strength in all business areas. Ferguson, a UK-listed building supplies distributor, reported strong growth in U.S. residential and non-residential markets.

Looking ahead, the longer the war in Ukraine continues, the more likely we will see widespread effects on the global economy. Interrupted supplies of energy, critical and rare metals, and other commodities will cause higher prices to ripple across global supply chains. Higher inflation would reduce real incomes and add to any sense of economic insecurity and discontent.

While concerns over a sharp slowdown are rising, earlier forecasts expected the European economy to grow approximately 4%. If higher prices and weakening consumer sentiment reduce growth by 1-2 percentage points this year, we believe that the economy should still grow close to pre-pandemic levels.

We will continue monitoring our companies for potential supply chain-related disruptions as the situation evolves. In general, we are confident in our companies' medium- to long-term prospects regardless of potential short-term disruptions.

While recent performance has been impacted by the rotation into value stocks, our Quality at a Reasonable Price discipline helped us reduce some of the impact. But, as we are not value investors, the environment has not been ideal.

Overall, we are comfortable with the diversification, quality and valuations of the Fund. While short-term style rotations can be challenging, we remain focused on owning what we believe are the right businesses at the right price and believe this approach can deliver attractive risk-adjusted returns over the longer term.

Sincerely,

ELIAS COHEN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Select Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX
Class R6	NRILX

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2022
	Inception Date	Period Ended 02/28/2022	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	08/01/2006	–11.40%	3.11%	8.99%	6.58%	4.45%
Institutional Class[6]	10/06/2006	–11.26%	3.43%	9.35%	6.96%	4.81%
Class A14	12/20/2007	–11.40%	3.05%	8.96%	6.57%	4.44%
Class C14	12/20/2007	–11.69%	2.39%	8.15%	5.77%	3.74%
Class R3[14]	05/27/2009	–11.51%	2.86%	8.68%	6.30%	4.22%
Class R6[23]	04/17/2017	–11.17%	3.60%	9.46%	6.81%	4.60%
With Sales Charge
Class A14		–16.52%	–2.90%	7.67%	5.95%	4.05%
Class C14		–12.48%	1.47%	8.15%	5.77%	3.74%
Index
MSCI EAFE® Index (Net)[1,15]		–6.78%	2.83%	7.16%	6.15%	3.86%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 1.41%, 0.97%, 1.34%, 2.12%, 1.60% and 0.88% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.16%, 0.81%, 1.17%, 1.92%, 1.42% and 0.71% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Small Cap Fund Commentary (Unaudited)

Neuberger Berman International Small Cap Fund Institutional Class reported a total return of –15.95% for the six-month period ended February 28, 2022 (the reporting period), trailing the –11.70% total return of its benchmark, the MSCI EAFE® Small Cap Index (Net) (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

International developed markets, as measured by the MSCI EAFE® Index (Net), were up at the close of 2021, but began losing ground in January, on fears that global interest rates would begin rising quickly to address inflation. Markets fell further through February, first as tensions between Russia and Ukraine increased, and later as Russia's invasion of Ukraine began, creating a humanitarian crisis locally, and driving energy and commodity prices higher globally.

All major global markets declined during the reporting period. The U.S., as measured by the S&P 500® Index, outperformed developed international markets, being more insulated from the conflict's repercussions. Emerging markets declined most. As risk aversion increased, value stocks outperformed growth, and large caps outperformed small caps, a reversal from recent months.

Within the Index, Energy strongly outperformed, joining Utilities as the only positive returning sectors. Among decliners, Materials performed best, while Health Care, Information Technology (IT) and Consumer Discretionary stocks lost most. By country, Israel posted positive results, and Portugal and Singapore had small losses. Sweden, Finland, and Denmark declined most.

The Fund underperformed the Index on the basis of stock selection within Materials, Consumer Discretionary, and Communications Services, and overweights to the weak Health Care and IT sectors versus the Index. By country, holdings based in Japan, the UK, and Australia detracted.

Individual detractors included British media name Future, as investor sentiment soured toward UK consumer spending and advertising; and Games Workshop Group, the British war game miniatures company, which was hurt by supply chain disruptions, which should dissipate over time.

Stock selection within Health Care and IT added value, as did being underweight Consumer Discretionary and overweight Industrials versus the Index. French, Swiss, and Finnish stocks added to relative results.

Top contributors included Clinigen, a British company offering services to pharmaceutical companies, that received a purchase offer from Triton Advisers in December 2021; and Intertrust, the Netherlands-based corporate and trust services firm, which also received a bid in December 2021.

Looking ahead, the longer the war in Ukraine continues, the more likely we will see widespread effects on the global economy. Interrupted supplies of energy, critical and rare metals, and other commodities will cause higher prices to ripple across global supply chains.

We are following European leading indicators closely to see the severity of the impact on companies' capital expenditures and on consumer confidence. For now, we would anticipate, lower—but still positive—growth in Europe for the full year, and higher inflation for longer. But elsewhere, we believe we could see stability in Japan, as well as a recovery in China. Longer-term, European moves toward energy independence and onshoring, given supply chain security issues, could bode well for numerous smaller capitalization firms.

The near term may see continued market volatility, but we believe we have a broad set of names that for the most part are positioned to manage their way through the quarters ahead. As always, we seek companies that can pass on higher costs, and seek to diversify across industry and geography. While the Fund may lag in the short-term, we believe this combination can deliver strong risk-adjusted returns over the longer-term, as it has done over past cycles.

Sincerely,

DAVID BUNAN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Small Cap Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NIOIX
Class A	NIOAX
Class C	NIOCX
Class R6	NIORX

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2022
	Inception Date	Period Ended 02/28/2022	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	12/08/2016	–15.95%	0.56%	9.95%	11.39%
Class A	12/08/2016	–16.11%	0.21%	9.55%	10.98%
Class C	12/08/2016	–16.43%	–0.51%	8.73%	10.17%
Class R6	12/08/2016	–15.96%	0.63%	10.03%	11.48%
With Sales Charge
Class A		–20.92%	–5.54%	8.25%	9.73%
Class C		–17.23%	–1.46%	8.73%	10.17%
Index
MSCI EAFE® Small Cap Index (Net)[1,15]		–11.70%	–1.48%	7.85%	8.94%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 13.09%, 13.62%, 14.29% and 13.03% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.07%, 1.44%, 2.19% and 0.98% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund Commentary (Unaudited)

Neuberger Berman Intrinsic Value Fund Institutional Class generated a –2.70% total return for the six-month period ended February 28, 2022 (the reporting period), underperforming its benchmark, the Russell 2000® Value Index (the Index), which generated a –2.10% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

2021 was another year of robust performance as good fortune continued to shine on investors. However, equity markets sold off in January and February 2022 amid high volatility. Risk-off sentiment was driven by many factors including inflation, the U.S. Federal Reserve Board's policy shift, geopolitical tensions, a surge in Omicron cases, and supply chain issues. Russia's invasion of Ukraine in late February brought a new source of unease. Small cap and value stocks fared better in February recouping some of January's losses.

Fund performance was largely driven by the strategy's historic sector biases. An overweight in Information Technology (IT) and an underweight in Financials were detrimental to performance relative to the Index. Energy led the market as oil prices surged and our oil and gas stocks generated strong returns. Our leisure stocks also performed well as the economy continued to reopen. Importantly, M&A activity has been robust and three of our companies agreed to be acquired at attractive premiums.

The challenge of labor, both wages and availability of skilled workers, and inflation from raw materials is pervasive in the portfolio. We continue to monitor supply chains, risks of component shortages, inflation, and labor, and assess the risks they present to profits. While running a business without encountering operating problems will be difficult in 2022, this has not prevented us from uncovering attractive long-term investment ideas. Since the onset of the pandemic, we have moved in a balanced direction between return to normal themes and IT, Health Care and Consumer names that have been our historic bailiwick.

While the pandemic rendered our usual on-site face-to-face research approach impossible to execute and productivity as measured by new ideas was impacted, we are now back on the road, engaged in face-to-face Q&A with management teams and our pipeline of actionable investment ideas is growing. After a strong five-year investment cycle, refreshing the portfolio and improving our risk/reward balance could not be more important. Therefore, during the reporting period, we added 11 new names to the portfolio and eliminated the same number, and the portfolio's intrinsic value1 discount is above its historic average and median.

Beyond the dislocation to our personal and work lives, we have seen other pandemic induced changes. For the last three decades China exported deflation and COVID-19 abruptly ended this trend. Now inflation is on the rise and shows little sign of slowing. The manufacturing models of lowest cost production geographies combined with just in time inventory management are giving way to "old" school manufacturing ideas based on resilience, reliability, and redundancy. All of this is taking place while investors are asking companies to make environmental commitments to net "zero" carbon footprints and sustainability. We believe that the trends of deglobalization and decarbonization will affect most every business for years to come.

In our view, the prolonged and persistent inflationary pressures exacerbated by the invasion of Ukraine are hurting the performance of Consumer Discretionary stocks. Looking ahead, in our view traditional Energy, Industrials and Materials companies will have longer and more robust profit cycles and there will be a push to accelerate green and alternative energy investment. We firmly believe there will be plenty of interesting opportunities for our eclectic contrarian style. While performance has taken a step back, we believe it is short term and that an exciting portfolio for the long term can emerge.

Sincerely,

BENJAMIN H. NAHUM, JAMES F. MCAREE AND AMIT SOLOMON
PORTFOLIO CO-MANAGERS

1 Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NINLX
Class A	NINAX
Class C	NINCX
Class R6	NRINX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	4.5%
Consumer Discretionary	6.8
Consumer Staples	1.6
Energy	5.1
Financials	5.7
Health Care	10.0
Industrials	13.2
Information Technology	31.0
Materials	6.8
Real Estate	1.0
Utilities	2.8
Convertible Bonds	1.1
Short-Term Investments	10.4
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2022
	Inception Date*	Period Ended 02/28/2022	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[18]	05/10/2010	–2.70%	5.76%	13.80%	12.99%	11.77%
Class A18	05/10/2010	–2.91%	5.35%	13.38%	12.58%	11.57%
Class C18	05/10/2010	–3.20%	4.61%	12.55%	11.75%	11.18%
Class R6[18,21]	01/18/2019	–2.60%	5.93%	13.89%	13.04%	11.79%
With Sales Charge
Class A18		–8.49%	–0.69%	12.05%	11.91%	11.30%
Class C18		–4.10%	3.63%	12.55%	11.75%	11.18%
Index
Russell 2000® Value Index[1,15]		–2.10%	6.63%	7.97%	10.66%	8.90%
Russell 2000® Index[1,15]		–9.46%	–6.01%	9.50%	11.18%	8.29%

*The inception date for Neuberger Berman Intrinsic Value Fund Institutional Class, Class A, and Class C shares is May 10, 2010. The performance data for Class R6 also includes the performance of the Fund's Institutional Class from May 10, 2010 through January 18, 2019. Performance prior to May 10, 2010 is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See endnote 18 for more information.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 1.01%, 1.37%, 2.12% and 0.89% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios for each of Institutional Class, Class C and Class R6 includes each class's repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The expense ratio was 2.12% for Class A shares after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Value Fund Commentary (Unaudited)

Neuberger Berman Large Cap Value Fund Investor Class generated a 5.99% total return for the six months ended February 28, 2022 (the reporting period), outperforming the 0.42% total return of its benchmark, the Russell 1000® Value Index (the Index). (Performance for all share classes is provided in the table immediately following this letter.)

The equity market experienced periods of heighted volatility and generated weak results during the reporting period. Despite strong rallies in October and December 2021—partially driven by generally better than expected corporate earnings and resilient economic growth—these gains were offset over the other four months of the period. In particular, the market was not able to overcome a number of challenges, including indications that the U.S Federal Reserve Board would soon start raising interest rates, inflation that reached a 40-year high, and the ongoing repercussions from COVID-19 and the Delta and Omicron variants. Toward the end of the period, investor sentiment was also negatively impacted by the buildup and subsequent war in Ukraine. All told, the S&P 500® Index returned –2.62% during the reporting period. Meanwhile, large-cap value stocks, as measured by the Index, gained 0.42% over the reporting period.

The Fund outperformed the Index during the reporting period, driven by both stock selection and sector allocation. In terms of stock selection, holdings in the Financials, Materials and Consumer Discretionary sectors added the most value. Looking at individual stocks, energy companies Exxon Mobil Corp., Chevron Corp., and Devon Energy Corp. were the most beneficial for returns. From a sector allocation perspective, underweights to Communication Services and Information Technology versus the Index and an overweight to Energy were the largest contributors to relative results.

On the downside, stock selection in the Information Technology, Consumer Staples and Industrials sectors were the largest detractors from relative returns. Looking at individual stocks, multinational conglomerate General Electric Company, health care equipment & supply firm Medtronic PLC, and financial services organization JPMorgan Chase & Co. were the largest detractors from results. In terms of sector allocation, overweights to the Industrials and Consumer Discretionary sectors versus the Index were the largest headwinds for relative returns, driven by our travel and leisure-related stocks.

The Fund remains focused on the more cyclical areas of the market, which was beneficial for performance during the reporting period. The overweights to these areas have come down as less cyclical areas of the market have gotten more attractive to us. The war in Ukraine has increased the uncertainty in the marketplace and led to heightened volatility. Against this backdrop, we are maintaining our disciplined approach and continue to monitor valuations and opportunities in the markets. We came into this period with an overweight to Energy and other commodities, and continue to evaluate that area for opportunities, especially in light of rising prices given supply disruptions due to the war in Ukraine. Elsewhere, reopening travel and leisure-related industries could benefit from continued normalization post the current period. Our view has been—and continues to be—that investors should pay close attention to asset allocation and look to maintain balance in their portfolio, with special attention to underlying exposures. We remain bottom-up managers, looking for opportunities to buy stocks that we believe are trading below their fair value to generate results for the Fund's investors. We also believe that equities remain the most attractive asset class over the long term given their potential to generate capital appreciation.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Value Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX
Class R6	NRLCX
Class E	NPNEX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	6.3%
Consumer Staples	14.4
Energy	9.0
Financials	20.9
Health Care	16.0
Industrials	15.4
Information Technology	0.9
Materials	10.2
Utilities	1.7
Short-Term Investments	5.2
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2022
	Inception Date	Period Ended 02/28/2022	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/1975[2]	5.99%	16.45%	15.16%	14.04%	12.89%
Trust Class[3]	08/30/1993	5.90%	16.21%	14.95%	13.83%	12.79%
Advisor Class[4]	08/16/1996	5.81%	16.03%	14.77%	13.66%	12.66%
Institutional Class[5]	06/07/2006	6.08%	16.62%	15.35%	14.23%	12.96%
Class A19	06/21/2010	5.89%	16.17%	14.91%	13.79%	12.83%
Class C19	06/21/2010	5.50%	15.36%	14.07%	12.95%	12.62%
Class R3[16]	06/21/2010	5.74%	15.86%	14.59%	13.48%	12.76%
Class R6[22]	01/18/2019	6.12%	16.73%	15.34%	14.13%	12.91%
Class E24	01/11/2022	6.11%	16.58%	15.19%	14.05%	12.90%
With Sales Charge
Class A19		–0.21%	9.47%	13.56%	13.11%	12.69%
Class C19		4.50%	14.36%	14.07%	12.95%	12.62%
Index
Russell 1000® Value Index[1,15]		0.42%	14.99%	9.45%	11.71%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.79%, 0.99%, 1.15%, 0.63%, 1.02%, 1.75%, 1.30% and 0.54% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively , and the estimated total annual operating expense ratio for fiscal year 2022 is 0.48% for Class E (before expense reimbursements and/or fee waivers, if any). The estimated expense ratio for fiscal year 2022 is 0.03% for Class E shares after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund Commentary (Unaudited)

Neuberger Berman Mid Cap Growth Fund Investor Class generated a –13.78% total return for the six-month period ended February 28, 2022 (the reporting period), outpacing its benchmark, the Russell Midcap® Growth Index (the Index), which posted a –15.80% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The reporting period was largely defined by persistent inflationary pressure, further amplified by continued supply constraints and labor shortages, and stylistic rotational volatility spurred by an increasingly hawkish U.S. Federal Reserve Board (Fed) finally intent on pursuing a path to monetary tightening. As the proverbial "wall of worry" continued to evolve and expand beyond just COVID-related challenges, including Russia's invasion of Ukraine, investors have demonstrated a renewed interest in execution, fundamentals and consistency, a sentiment typically more favorable to our investment approach.

On a relative basis, over the reporting period, positive stock selection within Financials, Communication Services, Consumer Staples, Industrials and Consumer Discretionary was able to offset stock-specific weakness within Health Care, the negative impact of our underweight allocations to Materials and Energy versus the Index, and our lack of exposure to Real Estate. At the industry level, our overweight allocation to Banks was the leading contributor to performance as our holdings, in addition to benefitting from a rising rate tailwind, continued to execute and demonstrate positive developments and growth across their business lines, while a mix of stock-specific issues and challenging market sentiment resulted in the Information Technology Services industry being the leading detractor.

Drilling down to our holdings, Devon Energy Corporation, an oil and natural gas exploration & production company, was the leading contributor to performance as the company benefited from a surge in energy prices and the market's favorable view of their more disciplined capital allocation plan, which includes debt reduction, more focused capital expenditures and both dividend and share repurchase programs. The leading detractor for the period was EPAM Systems, Inc., a provider of outsourced software product development and digital platform engineering and consulting services, which came under pressure due to the turmoil in Eastern Europe as nearly half of their employees are based in Ukraine, Belarus and Russia.

Looking ahead, the prevailing market narrative will likely still center around monetary policy and interest rates until the Fed officially implements a course of action. Given that we're not certain if the Russian-Ukrainian conflict will influence the Fed's calculus around their intended path to monetary tightening or how much the market has already priced in for that eventual outcome, we anticipate that "Fed-watching" will continue to foster bouts of volatility for longer-duration/secular-growth investments. However, if the worst of COVID-19 disruptions remain behind us and there is an eventual path to a cessation of hostilities in Eastern Europe, those early headwinds can be potentially balanced by the fact that we anticipate the U.S. economy to remain resilient. While valuation resets are not enjoyable, given our continued confidence in the underlying positives for growth, we believe this current volatility presents an opportunity and a potential inflection point for the market's willingness to again pay up for superior growth and execution. As 2022 unfolds, our goal will be to maintain an effective balance between secular and cyclical exposure and populate the Fund with what we believe are intriguing business models offering underappreciated growth catalysts, compelling addressable markets and managements capable of consistently exceeding expectations.

Sincerely,

KENNETH J. TUREK, CHAD BRUSO AND TREVOR MORENO
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Growth Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX
Class R6	NRMGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	1.5%
Consumer Discretionary	15.8
Consumer Staples	2.7
Energy	2.4
Financials	8.0
Health Care	16.0
Industrials	16.5
Information Technology	34.3
Short-Term Investments	2.8
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2022
	Inception Date	Period Ended 02/28/2022	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/1979[2]	–13.78%	–7.62%	15.24%	12.64%	12.07%
Trust Class[3]	08/30/1993	–13.83%	–7.73%	15.15%	12.58%	11.98%
Advisor Class[4]	09/03/1996	–13.93%	–7.94%	14.87%	12.28%	11.77%
Institutional Class[5]	04/19/2007	–13.72%	–7.49%	15.44%	12.87%	12.16%
Class A19	05/27/2009	–13.88%	–7.81%	15.01%	12.44%	12.02%
Class C19	05/27/2009	–14.18%	–8.48%	14.15%	11.61%	11.77%
Class R3[16]	05/27/2009	–13.99%	–8.07%	14.71%	12.16%	11.93%
Class R6[22]	03/15/2013	–13.68%	–7.37%	15.54%	12.92%	12.13%
With Sales Charge
Class A19		–18.83%	–13.12%	13.66%	11.78%	11.86%
Class C19		–14.91%	–9.27%	14.15%	11.61%	11.77%
Index
Russell Midcap® Growth Index[1,15]		–15.80%	–4.32%	14.86%	13.59%	N/A
Russell Midcap® Index[1,15]		–6.15%	7.07%	12.02%	12.82%	13.20%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.83%, 0.92%, 1.18%, 0.67%, 1.04%, 1.79%, 1.29% and 0.57% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended February 28, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Intrinsic Value Fund Commentary (Unaudited)

Neuberger Berman Mid Cap Intrinsic Value Fund Investor Class generated a 4.68% total return for the six-month period ended February 28, 2022 (the reporting period), outperforming its benchmark, the Russell Midcap® Value Index (the Index), which returned –0.39% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

2021 was another year of robust performance as good fortune continued to shine on investors. However, equity markets sold off in January and February 2022 amid high volatility. Risk-off sentiment was driven by many factors including inflation, the U.S. Federal Reserve Board's policy shift, geopolitical tensions, a surge in Omicron cases, and supply chain issues. Russia's invasion of Ukraine in late February brought a new source of unease. After a period of difficult relative performance our portfolio's investments in strong, cash-generating value companies outperformed growth stocks and broader market indices.

We believe the recent changes to our process laid the groundwork for the improved returns. We empowered senior analysts to make investment decisions, increased the number of names in the portfolio and scaled down the size of buy and sell decisions. We also increased our exposure to Energy and Financials stocks. Importantly, our commitment to value investing and focus on cash flow remains the cornerstone of our strategy.

Energy stocks led the market as oil prices surged and our oil and gas stocks generated strong returns. Our stocks in the Banks industry group also posted solid gains and our leisure stocks performed well as the economy continued to reopen. Importantly, M&A activity has been robust. In total, seven portfolio companies have agreed to be acquired, divest significant assets, or make synergistic acquisitions.

The challenge of labor, both wages and availability of skilled workers, and inflation from raw materials is pervasive in the Fund. We continue to monitor supply chains, risks of component shortages, inflation, and labor, and assess the risks they present to profits. While running a business without encountering operating problems will be difficult in 2022, this hasn't prevented us from uncovering attractive long-term investment ideas. We have moved in a balanced direction between return to normal themes and Industrials, Health Care and Consumer names that have been our historic bailiwick.

While the pandemic rendered our usual on-site face-to-face research approach impossible to execute and productivity, as measured by new ideas, was impacted, we are now back on the road, engaged in face-to-face Q&A with management teams and our pipeline of actionable investment ideas is growing. Refreshing the portfolio and improving our risk/reward balance couldn't be more important. Therefore, during the reporting period, we added seven new names to the Fund and eliminated two.

Beyond the dislocation to our personal and work lives we have seen other pandemic induced changes. For the last three decades China exported deflation and COVID-19 abruptly ended this trend. Now inflation is on the rise and shows little sign of slowing. The manufacturing models of lowest cost production geographies combined with just in time inventory management are giving way to "old" school manufacturing ideas based on resilience, reliability, and redundancy. All of this is taking place while investors are asking companies to make environmental commitments to net "zero" carbon footprints and sustainability. We believe that the trends of deglobalization and decarbonization will affect most every business for years to come.

In our view, the prolonged and persistent inflationary pressures exacerbated by the invasion of Ukraine are hurting the performance of Consumer Discretionary stocks. Looking ahead, in our view traditional Energy, Industrials and Materials companies will have longer and more robust profit cycles and there will be a push to accelerate green and alternative energy investment. We firmly believe there will be plenty of interesting opportunities for our eclectic contrarian style. While performance has taken a step back, we believe it is short term and that an exciting portfolio for the long term can emerge.

Sincerely,

MICHAEL C. GREENE, BENJAMIN H. NAHUM, JAMES F. MCAREE, AMIT SOLOMON AND RAND W. GESING
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX
Class R6	NBMRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	2.8%
Consumer Discretionary	11.2
Consumer Staples	5.8
Energy	10.9
Financials	14.1
Health Care	7.6
Industrials	15.8
Information Technology	15.1
Materials	4.2
Real Estate	3.2
Utilities	8.2
Short-Term Investments	1.1
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2022
	Inception Date	Period Ended 02/28/2022	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	4.68%	16.68%	6.53%	9.87%	8.96%
Trust Class[3]	06/10/1999	4.56%	16.43%	6.38%	9.69%	8.86%
Institutional Class[5]	03/08/2010	4.74%	16.77%	6.80%	10.13%	9.11%
Class A19	06/21/2010	4.59%	16.40%	6.42%	9.73%	8.90%
Class C19	06/21/2010	4.18%	15.52%	5.63%	8.92%	8.49%
Class R3[16]	06/21/2010	4.43%	16.09%	6.14%	9.46%	8.76%
Class R6[22]	03/29/2019	4.83%	16.92%	6.73%	9.98%	9.01%
With Sales Charge
Class A19		–1.42%	9.71%	5.16%	9.09%	8.62%
Class C19		3.18%	14.52%	5.63%	8.92%	8.49%
Index
Russell Midcap® Value Index[1,15]		–0.39%	13.75%	9.18%	11.93%	9.60%
Russell Midcap® Index[1,15]		–6.15%	7.07%	12.02%	12.82%	9.70%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 1.49%, 1.69%, 1.32%, 1.73%, 2.47%, 1.98% and 1.73% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.26%, 0.86%, 1.22%, 1.97%, 1.47% and 0.76% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund Commentary (Unaudited)

Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated a –3.21% total return for the six-month period ended February 28, 2022 (the reporting period), versus a –2.62% total return for its benchmark, the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Following a strong end to 2021, U.S. equities declined in early 2022. Investor sentiment was impacted by the conflict between Russia and Ukraine and the potential implications from economic sanctions against Russia. The prospect of rising interest rates and inflationary pressures also weighed on sentiment. We believe the environment for U.S. equities remains attractive and is supported by robust company fundamentals and improving valuations.

The Fund generated superior stock selection versus the Index for the reporting period, which benefitted relative performance. Strong selection was broad-based, as the Fund generated positive stock alpha in 6 of 9 sectors. Portfolio positioning detracted from relative performance, primarily due to the Fund having an overweight position to Communication Services versus the Index and zero exposure to Energy during the reporting period. The Fund finished the reporting period with an overweight relative to the Index in the Financials, Industrials, and Materials sectors. The Fund completed the reporting period with underweight positions to Health Care and Information Technology versus the Index; and had zero exposure to the Energy and Real Estate sectors.

Portfolio construction is an important component of our investment process and consists of three distinct investment categories: Special Situations, Opportunistic and Classic. Special Situations have unique attributes (e.g., restructuring, spin-offs, post-bankruptcy equities) that require specific valuation methodologies and customized investment research. Opportunistic investments are companies that have become inexpensive for a tangible reason that we believe is temporary. Classic investments are those companies with long histories of shareholder friendly policies, high quality management teams and exceptional operating performance. We believe maintaining a balance of these three categories helps to mitigate risk within the Fund. We continue to find investment opportunities across each investment category that we believe have attractive risk/return profiles.

We continue to apply disciplined fundamental research to identify companies we believe have high quality business models with attractive free cash flow characteristics trading at compelling valuations. We believe our investment strategy has the ability to create long-term value for clients and effectively navigate the dynamic market environment. The depth of our Storehouse of Knowledge remains robust. We continue to identify what we believe are attractive investment opportunities as equity market conditions evolve. As part of our ongoing research process, our team continues to closely monitor developments related to inflationary pressures, the interest rate environment, the conflict between Russia and Ukraine, and COVID-19. We believe the opening of the U.S. economy will progress, supporting U.S. corporate earnings growth. We believe the Fund is well positioned to benefit from the continued growth of global economic activity and increasing investor focus on company fundamentals.

As we evaluate both potential new positions and current portfolio holdings, we will continue to do so with a long-term investment perspective in mind. As always, our focus is to grow our clients' assets through the disciplined application of our investment philosophy and process.

Sincerely,

RICHARD S. NACKENSON
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Multi-Cap Opportunities Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX
Class E	NMUEX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	11.1%
Consumer Discretionary	15.3
Consumer Staples	7.3
Financials	20.0
Health Care	7.5
Industrials	13.7
Information Technology	15.9
Materials	8.6
Utilities	0.5
Short-Term Investments	0.1
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.
PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2022
	Inception Date*	Period Ended 02/28/2022	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[17]	12/21/2009	–3.21%	15.24%	13.46%	14.13%	10.12%
Class A17	12/21/2009	–3.37%	14.83%	13.04%	13.71%	9.81%
Class C17	12/21/2009	–3.76%	13.93%	12.20%	12.86%	9.15%
Class E17	01/11/2022	–3.14%	15.32%	13.47%	14.13%	10.13%
With Sales Charge
Class A17		–8.91%	8.25%	11.71%	13.04%	9.38%
Class C17		–4.47%	13.09%	12.20%	12.86%	9.15%
Index
S&P 500® Index[1,15]		–2.62%	16.39%	15.17%	14.59%	10.10%

*Prior to December 14, 2009, the Fund had different investment goals, strategies, and portfolio management team. The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See endnote 17 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.82%, 1.19% and 1.93% for Institutional Class, Class A and Class C shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2022 is 0.65% for Class E (before expense reimbursements and/or fee waivers, if any). The estimated expense ratio for fiscal year 2022 is 0.07% for Class E after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund Commentary (Unaudited)

Neuberger Berman Real Estate Fund Trust Class generated a –4.33% total return for the six-month period ended February 28, 2022 (the reporting period), underperforming the –3.29% total return of its benchmark, the FTSE Nareit All Equity REITs Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The equity market, as measured by the S&P 500® Index, experienced periods of heighted volatility and generated weak results during the reporting period. Despite strong rallies in October and December 2021—partially driven by generally better than expected corporate earnings and resilient economic growth—these gains were offset over the other four months of the reporting period. In particular, the market was not able to overcome a number of challenges, including indications that the U.S. Federal Reserve Board (Fed) would soon start raising interest rates, inflation that reached a 40-year high, and the ongoing repercussions from COVID-19 and the Delta and Omicron variants. Toward the end of the reporting period, investor sentiment was also negatively impacted by the buildup and subsequent war in Ukraine. All told, the S&P 500 Index returned –2.62% during the reporting period. Comparatively, real estate investment trusts (REITs), as measured by the Index, posted a weaker return during the reporting period.

The Fund underperformed the Index on a relative basis during the reporting period. Sector positioning, overall, detracted from performance. In particular, the Fund's underweight to Lodging/Resorts versus the Index and an overweight to Infrastructure REITs were the largest negatives for relative returns. Conversely, an overweight to Self Storage and an underweight to Free Standing versus the Index were the most beneficial for performance.

Stock selection, overall, was additive for performance. Among those sectors contributing the most to relative results were Industrial, Office, and Self Storage. In terms of individual holdings, Public Storage, Prologis, Inc. and Weyerhaeuser Company were the most additive for returns. On the downside, holdings within the Apartment and Specialty sectors were the only meaningful detractors from performance. Several individual holdings were also negative for results, including American Tower Corp., Crown Castle International Corp. and Equinix, Inc.

Looking ahead, the challenges presented by the war in Ukraine remind us that elevated uncertainty and market volatility could persist. While the invasion of Ukraine by Russia is heartbreaking and tragic, at this point, we anticipate a limited impact on the U.S. economy due to minimal trade between the U.S. and Russia/Ukraine, and because the U.S. can access many of the commodities exported by Russia from other sources. Although it may be premature to say the COVID-19 crisis has ended, we believe the vaccination of the majority of the U.S. population increases the possibility of moving to a post-COVID-19 environment. Market attention has shifted to the long-term implications of inflationary pressures. As a result, the Fed has pivoted to a more hawkish position. Higher inflation can be viewed as positive for the owners of real estate assets, as landlords can capture higher inflation by raising rents. In particular, shorter lease duration sectors, such as Residential, Self Storage, and Industrial, are seeing higher than expected rents. We are monitoring the potential long-term effects of pandemic-driven changes in the way people work and live on real estate. We anticipate that over the long-term hybrid work arrangements are likely to temper overall demand for office space. Elsewhere, we believe advancements in technology, such as 5G cellular and cloud computing, will lead to significant investments in network and information technology infrastructure that may benefit Data Center and Infrastructure REITs. We also favor the Residential sectors due to what we believe are attractive demographic/demand trends.

Sincerely,

STEVE SHIGEKAWA AND BRIAN C. JONES
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Real Estate Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX
Class R6	NRREX
Class E	NREEX

SECTOR ALLOCATION

(as a % of Total Investments*)
Apartments	12.4%
Data Centers	7.3
Diversified	2.7
Free Standing	2.1
Health Care	8.5
Industrial	13.3
Infrastructure	16.5
Manufactured Homes	5.0
Office	4.6
Regional Malls	4.7
Self Storage	8.8
Shopping Centers	4.2
Single Family Homes	3.5
Specialty	2.4
Timber	3.0
Short-Term Investments	1.0
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7,20

		Six Month	Average Annual Total Return Ended 02/28/2022
	Inception Date	Period Ended 02/28/2022	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	05/01/2002	–4.33%	21.06%	10.19%	9.79%	11.10%
Institutional Class[6]	06/04/2008	–4.28%	21.29%	10.40%	9.99%	11.24%
Class A14	06/21/2010	–4.41%	20.86%	10.00%	9.60%	10.98%
Class C14	06/21/2010	–4.80%	19.93%	9.17%	8.78%	10.49%
Class R3[14]	06/21/2010	–4.54%	20.55%	9.73%	9.32%	10.82%
Class R6[23]	03/15/2013	–4.18%	21.40%	10.50%	10.06%	11.24%
Class E26	01/11/2022	–4.25%	21.17%	10.21%	9.80%	11.10%
With Sales Charge
Class A14		–9.88%	13.91%	8.71%	8.95%	10.65%
Class C14		–5.73%	18.93%	9.17%	8.78%	10.49%
Index
FTSE Nareit All Equity REITs Index[1,15]		–3.29%	21.80%	8.84%	10.27%	10.12%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 1.39%, 1.02%, 1.39%, 2.15%, 1.64% and 0.93% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2022 is 0.88% for Class E (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.85%, 1.21%, 1.96%, 1.46% and 0.75% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, and the estimated expense ratio for fiscal year 2022 is 0.08% for Class E after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund Commentary (Unaudited)

Neuberger Berman Small Cap Growth Fund Investor Class posted a –11.25% total return for the six-month period ended February 28, 2022 (the reporting period), outpacing its benchmark, the Russell 2000® Growth Index (the Index), which returned –16.35% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The reporting period was largely defined by persistent inflationary pressure, further amplified by continued supply constraints and labor shortages, and stylistic rotational volatility spurred by an increasingly hawkish U.S. Federal Reserve Board (Fed) finally intent on pursuing a path to monetary tightening. As the proverbial "wall of worry" continued to evolve and expand beyond just COVID-related challenges, including Russia's invasion of Ukraine, investors have demonstrated a renewed interest in execution, fundamentals and consistency, a sentiment typically more favorable to our investment approach.

On a relative basis, over the reporting period, positive stock selection within Health Care, Industrials, Information Technology (IT), Financials, Consumer Discretionary and Communication Services easily offset the negative impact of our underweight allocations to Energy, Real Estate, Consumer Staples and Materials versus the Index and stock specific issues within Utilities. At the industry level, our allocation to the Health Care Providers & Services segment was the leading contributor to performance as multiple holdings consistently delivered compelling results and forward guidance, while a mix of stock specific issues and challenging market sentiment resulted in the IT Services segment being the leading detractor. Drilling down to our holdings, Calix, which offers broadband communications access systems and software that enables communications service providers to transform their networks and monetize customer data, was the leading contributor to performance as they consistently delivered strong results and raised their forward guidance throughout the period. The leading detractor for the period was Sprout Social, Inc., an all-in-one social media management platform, offering tools to identify trends and actionable insights and more effectively connect and engage with a targeted audience, which delivered solid results but fell victim to a rate-jittery market intent on resetting valuations for recent "high flying" growth stories that didn't maintain a torrid pace of either quarter-over-quarter or year-over-year growth.

Looking ahead, the prevailing market narrative will likely still center around monetary policy and interest rates until the Fed officially implements a course of action. Given that we are not certain if the Russian-Ukrainian conflict will influence the Fed's calculus around their intended path to monetary tightening or how much the market has already priced in for that eventual outcome, we anticipate that "Fed-watching" will continue to foster bouts of volatility for longer-duration/secular-growth investments. However, if the worst of COVID-19 disruptions remain behind us and there is an eventual path to a cessation of hostilities in Eastern Europe, then we believe those early headwinds can be potentially balanced by the fact that we anticipate the U.S. economy to remain resilient. While valuation resets are not enjoyable, given our continued confidence in the underlying positives for growth, we believe this current volatility presents an opportunity and a potential inflection point for the market's willingness to again pay up for superior growth and execution. As 2022 unfolds, our goal will be to maintain an effective balance between secular and cyclical exposure and populate the Fund with what we believe are intriguing business models offering underappreciated growth catalysts, compelling addressable markets and managements capable of consistently exceeding expectations.

Sincerely,

KENNETH J. TUREK, CHAD BRUSO AND TREVOR MORENO
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Small Cap Growth Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX
Class R6	NSRSX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	3.3%
Consumer Discretionary	14.9
Consumer Staples	3.2
Energy	3.7
Financials	7.5
Health Care	25.7
Industrials	16.8
Information Technology	21.3
Materials	2.1
Short-Term Investments	1.5
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2022
	Inception Date	Period Ended 02/28/2022	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	–11.25%	–15.81%	17.13%	13.74%	10.22%
Trust Class[3]	11/03/1998	–11.33%	–16.00%	16.96%	13.55%	10.07%
Advisor Class[4]	05/03/2002	–11.41%	–16.13%	16.78%	13.40%	9.96%
Institutional Class[5]	04/01/2008	–11.19%	–15.71%	17.43%	14.06%	10.40%
Class A19	05/27/2009	–11.35%	–16.01%	17.01%	13.65%	10.16%
Class C19	05/27/2009	–11.67%	–16.63%	16.14%	12.81%	9.71%
Class R3[16]	05/27/2009	–11.45%	–16.21%	16.72%	13.37%	10.01%
Class R6[22]	09/07/2018	–11.15%	–15.63%	17.40%	13.87%	10.28%
With Sales Charge
Class A19		–16.45%	–20.85%	15.63%	12.98%	9.88%
Class C19		–12.41%	–17.33%	16.14%	12.81%	9.71%
Index
Russell 2000® Growth Index[1,15]		–16.35%	–17.40%	10.49%	11.38%	8.34%
Russell 2000® Index[1,15]		–9.46%	–6.01%	9.50%	11.18%	9.24%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 1.28%, 1.47%, 1.63%, 1.10%, 1.50%, 2.21%, 1.74% and 1.09% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.41%, 1.61%, 0.91%, 1.27%, 2.02%, 1.52% and 0.81% for Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Sustainable Equity Fund Commentary (Unaudited)

Neuberger Berman Sustainable Equity Fund Investor Class reported a total return of –3.21% for the six-month period ended February 28, 2022 (the reporting period), trailing the –2.62% total return of its benchmark, the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a strong fourth quarter in 2021, U.S. equities declined sharply in January 2022, due to investor concerns around a potentially accelerated pace of the U.S. Federal Reserve Board raising interest rates, as well as the Omicron variant surge. Then, in late February, as Russia threatened and subsequently invaded Ukraine, geopolitical and humanitarian concerns roiled the market, and energy prices skyrocketed.

Amidst the recent market volatility, the businesses we own continued to execute well, and their stocks were rewarded for most of the reporting period. Stock selection added to our relative returns this reporting period, with our largest advantage in Communication Services and Health Care. Top contributors included Arista Networks, Inc. and Cigna Corp. Arista, a provider of high-end, software-driven networking equipment for commercial users, benefited from accelerating sales and growth from cloud and enterprise customers. Cigna, a large U.S. health insurer, benefited from a broader market rotation from growth to more defensive value stocks.

The Fund's underperformance relative to the Index largely resulted from not owning traditional Energy. Elsewhere, Comcast and Zebra Technologies were the top detractors. Comcast declined on a slowdown in new broadband subscriptions (relative to the subscriptions surge during the depths of the pandemic). Zebra, the enterprise mobile computer and data capture firm, despite exceeding expectations, guided lower given continued high supply chain costs and shortages keeping them from meeting the strong demand. We believe that long-term growth expectations remain intact, and we continue to own both names.

We sold Unilever and Regeneron Pharmaceuticals during this period, given what we believe were better risk-reward opportunities elsewhere. We purchased Costco, a leader in the membership warehouse retail space, with a substantial moat driven by a unique customer value proposition centered on low-pricing and strong labor relations, attractive long-term growth prospects and a scale advantage, which positions them well to manage price inflation.

Looking ahead, we anticipate continued volatility and a challenging period ahead, given the conflict between Russia and Ukraine, the continuing sanctions and ongoing geopolitical concerns, and inflationary and global growth worries; in addition to businesses navigating the supply-chain issues driven by the pandemic.

However, we also believe the U.S. economy continues to be in good shape. Vaccination rates and new treatments have partially offset economic disruptions from COVID-19. In our view, the U.S. consumer has accumulated savings, de-levered consumer balance sheets, pent-up demand and high consumer confidence, notwithstanding reduced purchasing power from potentially higher inflation. While unemployment remained low at 3.8% at the end of February and wages are rising, workers have been reticent to return to work despite phasing out of pandemic related stimulus payments, offsetting business' willingness to re-open.

We anticipate equity returns will be driven by earnings growth rather than valuation expansion as higher interest rates and the end of quantitative easing potentially result in higher real rates. As such, we believe that well-run companies with strong fundamentals should outperform.

As always, we view the ability to help solve sustainability challenges—such as access to innovative care, greening of the economy, grid decarbonization, green transportation, digital transformation, enhanced efficiency and automation—as a driver of secular growth potential. We also believe our approach to identifying businesses with solid growth prospects, high returns on invested capital, strong balance sheets, Environmental, Social and Governance leadership and diversification, positions the Fund well going forward.

Sincerely,

INGRID S. DYOTT AND SAJJAD S. LADIWALA*
CO-PORTFOLIO MANAGERS

*As previously disclosed in a supplement to the Fund's prospectus, Ingrid S. Dyott and Sajjad S. Ladiwala ceased their portfolio management responsibilities on March 31, 2022. Daniel P. Hanson became Senior Portfolio Manager of the Fund effective April 1, 2022.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Sustainable Equity Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX
Class R6	NRSRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	10.7%
Consumer Discretionary	10.0
Consumer Staples	4.3
Financials	9.4
Health Care	16.7
Industrials	15.2
Information Technology	28.6
Materials	1.7
Utilities	2.8
Short-Term Investments	0.6
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2022
	Inception Date	Period Ended 02/28/2022	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	–3.21%	10.79%	12.43%	12.67%	9.85%
Trust Class[3]	03/03/1997	–3.31%	10.58%	12.24%	12.48%	9.67%
Institutional Class[5]	11/28/2007	–3.15%	10.96%	12.63%	12.88%	9.95%
Class A19	05/27/2009	–3.31%	10.56%	12.21%	12.46%	9.75%
Class C19	05/27/2009	–3.66%	9.75%	11.39%	11.62%	9.38%
Class R3[16]	05/27/2009	–3.44%	10.28%	11.94%	12.18%	9.63%
Class R6[22]	03/15/2013	–3.10%	11.06%	12.73%	12.94%	9.94%
With Sales Charge
Class A19		–8.87%	4.20%	10.89%	11.79%	9.52%
Class C19		–4.53%	8.76%	11.39%	11.62%	9.38%
Index
S&P 500® Index[1,15]		–2.62%	16.39%	15.17%	14.59%	10.41%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.85%, 1.02%, 0.67%, 1.04%, 1.79%, 1.29% and 0.57% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended February 28, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

U.S. Equity Impact Fund Commentary (Unaudited)

Neuberger Berman U.S. Equity Impact Fund Institutional Class generated a –13.74% total return for the six-month period ended February 28, 2022 (the reporting period) versus a –4.24% total return for its benchmark, the Russell 3000® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Following a strong end to 2021, U.S. equities declined in early 2022. Investor sentiment was impacted by the conflict between Russia and Ukraine and the potential implications from economic sanctions against Russia. The prospect of rising interest rates and inflationary pressures also weighed on sentiment. We believe the environment for U.S. equities remains attractive and is supported by robust company fundamentals and improving valuations. Additionally, we believe the opportunity for Impact investing1 remains attractive due to strong demand for products and services which have the potential to generate significant positive outcomes for people and the planet.

Superior stock selection within the Health Care sector benefitted the Fund's relative performance. The Fund also benefitted from underweight positions to Communication Services and Consumer Discretionary, and overweight positions to Materials and Utilities versus the Index. The Fund's zero exposure to Energy and stock selection within the Consumer Discretionary and Information Technology (IT) sectors detracted from relative returns. The Fund ended the reporting period with overweight positions relative to the Index in the Health Care, Industrials, and Materials sectors and underweight to the Consumer Discretionary, Financials, and IT sectors. The Fund had no exposure to the Energy or Real Estate sectors at the end of the reporting period. We believe the Fund remains well positioned to benefit from U.S. economic growth, robust company fundamentals, and an increased focus on Impact investing.

Impact investing offers the unique potential to support measurable progress against real-world environmental and social challenges while seeking market rate returns. This approach invests in companies with products or services that have the potential to deliver significantly positive outcomes for people and the planet, while reporting and measuring the tangible contributions that portfolio companies make. Our proprietary quantitative and qualitative impact analysis requires a deep understanding of the product outcomes for customers, which is a lens that adds insight to our fundamental investment process. Positive and negative impacts associated with the products and services of each major business line of a company are assessed.

A company's contribution to specific positive outcomes is evaluated with reference to the United Nations Sustainable Development Goals (UNSDGs). We believe companies delivering solutions aligned with achieving the UNSDGs have the potential for outsized growth and returns as these UNSDG goals become spending priorities. As part of our ongoing research process, our team continues to closely monitor developments related to inflationary pressures, the interest rate environment, the conflict between Russia and Ukraine, and COVID-19. We believe the potential for significant incremental capital deployed to achieve UNSDGs, along with a U.S. equity environment characterized by improving company fundamentals, continued economic growth, and the potential improvement in global supply chains are creating an attractive environment for the Fund.

Sincerely,

RICHARD S. NACKENSON AND JONATHAN BAILEY
PORTFOLIO MANAGERS

1 Impact investing is the investment in a portfolio of companies whose products and services the portfolio managers believe have the potential to deliver positive social and environmental outcomes.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

U.S. Equity Impact Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NEQIX
Class A	NEQAX
Class C	NEQCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	2.8%
Consumer Discretionary	4.0
Consumer Staples	5.3
Financials	1.4
Health Care	22.4
Industrials	26.3
Information Technology	16.7
Materials	13.2
Utilities	6.2
Short-Term Investments	1.7
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Cumulative Total Return Ended 02/28/2022
	Inception Date	Period Ended 02/28/2022	Life of Fund
At NAV
Institutional Class	03/23/2021	–13.74%	–2.10%
Class A	03/23/2021	–13.89%	–2.44%
Class C	03/23/2021	–14.21%	–3.14%
With Sales Charge
Class A		–18.84%	–8.05%
Class C		–15.06%	–4.11%
Index
Russell 3000® Index[1,15]		–4.24%	8.87%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2022 are 1.93%, 2.29% and 3.04% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated expense ratios for fiscal year 2022 are 0.90%, 1.26%, and 2.01% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1  Please see "Glossary of Indices" on page 57 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("NBIA") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  This date reflects when NBIA first became the investment manager to the Fund.

3  The performance information for the Trust Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Trust Class.

4  The performance information for the Advisor Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

5  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

6  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than the Institutional Class.

7  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

8  The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940 ("1940 Act"). Performance prior to these changes might have been different if current policies had been in effect. However, by operation of law under the 1940 Act, the Fund subsequently became, and currently operates as, a diversified fund. Please see the notes to the financial statements for information on a non-diversified fund becoming a diversified fund by operation of law.

9  Neuberger Berman Global Real Estate Fund and Neuberger Berman International Small Cap Fund are each relatively small. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund and could have an impact on performance.

10  The performance information for Class R3 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

Endnotes (cont'd)

11  The Fund had a policy of investing mainly in large-cap stocks prior to December 2002. Its performance prior to that date might have been different if current policies had been in effect.

12  The performance information for Class A, Class C, Investor Class, and Trust Class prior to the classes' inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A, Class C, Investor Class, and Trust Class.

13  The performance information for Institutional Class, Class A, Class C, Class R3 and Class E prior to June 9, 2008 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on June 9, 2008. During the period from November 2, 2006 through June 9, 2008, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class and Class E. The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The performance information for Class R3 and Class E from June 9, 2008, to the respective class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3. The Institutional Class has higher expenses and typically lower returns than Class E.

14  The performance information for Class A, Class C and Class R3 prior to the classes' respective inception dates is that of the Fund's Trust Class. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C and Class R3.

15  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

16  The performance information for Class R3 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class R3.

17  Prior to December 14, 2009, the Fund had different investment goals, strategies and portfolio management team. The performance information for Institutional Class, Class A, Class C and Class E prior to December 21, 2009 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on December 21, 2009. During the period from November 2, 2006 through December 21, 2009, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). NBIA had previously capped Trust Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C. The Trust Class had equivalent capped expenses and typically similar returns to the Institutional Class. The Trust Class had higher expenses and typically lower returns than Class E. The performance information for Class E from

Endnotes (cont'd)

December 14, 2009, to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has higher expenses and typically lower returns than Class E.

18  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from July 8, 1997 (the commencement of operations) to September 11, 2008 is that of DJG Account, and the performance from September 12, 2008 to May 10, 2010 is that of DJG Fund. On May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund's Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the 1940 Act, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors, which were generally lower than those of the Fund. The performance for Class R6 from May 10, 2010 to January 18, 2019 includes the performance of the Fund's Institutional Class, and prior to May 10, 2010 includes the performance of the Predecessors, as noted above.

19  The performance information for Class A and Class C prior to the classes' inception date is that of the Fund's Investor Class. The performance information for the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C.

20  As of June 19, 2012, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect.

21  The performance information for Class R6 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

22  The performance information for Class R6 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class R6.

23  The performance information for Class R6 prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than Class R6.

24  The performance information for Class E prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class E.

Endnotes (cont'd)

25  The performance information for Class E prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class E.

26  The performance information for Class E prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than Class E.

For more complete information on any of the Neuberger Berman Equity Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

FTSE EPRA Nareit Developed Index (Net):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the performance of listed real estate companies and real estate investment trusts (REITs) in developed markets. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

FTSE Nareit All Equity REITs Index:

The index is a free-float adjusted, market capitalization-weighted index that tracks the performance of all tax-qualified equity real estate investment trusts (REITs) that are listed on the New York Stock Exchange, or NASDAQ. Equity REITs include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

MSCI All Country World Index (Net):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 48 country indexes comprising 23 developed and 25 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Effective after the close on March 9, 2022, MSCI reclassified MSCI Russia Indexes from Emerging Markets to Standalone Markets status. At that time, all Russian securities were removed from this index at a final price of 0.00001, including both locally traded Russian equity constituents and Russian ADRs/GDRs constituents.

MSCI China All Shares Index (Net):

The index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China. It covers the integrated MSCI China equity universe comprising A-shares, B-shares, H-shares, Red chips, P-chips and foreign listings listed outside China or Hong Kong (e.g. ADRs). A-shares are incorporated in China and trade on the Shanghai and Shenzhen exchanges; they are quoted in local renminbi and entail foreign investment regulations (QFII). B-shares are incorporated in China, and trade on the Shanghai and Shenzhen exchanges; they are quoted in foreign currencies (Shanghai USD, Shenzhen HKD) and are open to foreign investors. H-shares are incorporated in China and trade on the Hong Kong exchange and other foreign exchanges. Red chips and P-chips are incorporated outside of China and trade on the Hong Kong exchange. Red chips are usually controlled by the state or a province or municipality. P-chips are non state-owned Chinese companies incorporated outside the mainland and traded in Hong Kong. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Glossary of Indices (cont'd)

MSCI China Index (Net):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of Chinese securities readily accessible to nondomestic investors. The index includes equity securities issued by companies incorporated in the People's Republic of China ("PRC"), and listed in the form of China B shares on the Shanghai Stock Exchange (in US$) or Shenzhen Stock Exchange (in HK$), or China H shares on the Hong Kong Stock Exchange (in HK$) and other foreign exchanges. It also includes Red-Chips and P-Chips, which are not incorporated in the PRC and are listed on the Hong Kong Stock Exchange. Red-Chips include companies that are directly or indirectly controlled by organizations or enterprises that are owned by the state, provinces, or municipalities of the PRC. P-Chips include non-state-owned Chinese companies incorporated outside the mainland and traded in Hong Kong. U.S.-listed China stocks are also included in the index. China A shares are included starting from June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI EAFE® Index (Net) (Europe, Australasia, Far East):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The index consists of the following 25 emerging market country indexes: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Effective after the close on March 9, 2022, MSCI reclassified MSCI Russia Indexes from Emerging Markets to Standalone Markets status. At that time, all Russian securities were removed from this index at a final price of 0.00001, including both locally traded Russian equity constituents and Russian ADRs/GDRs constituents.

MSCI EAFE® Small Cap Index (Net):

The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the small cap segment of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Glossary of Indices (cont'd)

Russell 1000® Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 1000® Value Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 2000® Growth Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Value Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap value segment of the U.S. equity market. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 3000® Index:

The index is a float-adjusted, market-capitalization-weighted equity index that measures the performance of the 3,000 largest U.S. public companies based on total market capitalization which represent about 98% of all U.S incorporated equity securities. The index is rebalanced annually in June.

Russell Midcap® Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The index is rebalanced annually in June.

Russell Midcap® Growth Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Value Index:

The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

S&P 500® Index:

The index is a float-adjusted, market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended February 28, 2022 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 9/1/21	Ending Account Value 2/28/22	Expenses Paid During the Period(1) 9/1/21 - 2/28/22		Expense Ratio	Beginning Account Value 9/1/21	Ending Account Value 2/28/22	Expenses Paid During the Period(2) 9/1/21 - 2/28/22		Expense Ratio
Dividend Growth Fund
Institutional Class	$1,000.00	$991.70	$3.41		0.69%	$1,000.00	$1,021.37	$3.46		0.69%
Class A	$1,000.00	$990.40	$5.18		1.05%	$1,000.00	$1,019.59	$5.26		1.05%
Class C	$1,000.00	$986.70	$8.87		1.80%	$1,000.00	$1,015.87	$9.00		1.80%
Class R6	$1,000.00	$992.80	$2.92		0.59%	$1,000.00	$1,021.87	$2.96		0.59%
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$872.10	$5.66		1.22%	$1,000.00	$1,018.74	$6.11		1.22%
Class A	$1,000.00	$871.10	$6.96		1.50%	$1,000.00	$1,017.36	$7.50		1.50%
Class C	$1,000.00	$867.50	$10.42		2.25%	$1,000.00	$1,013.64	$11.23		2.25%
Class R3	$1,000.00	$869.30	$8.85		1.91%	$1,000.00	$1,015.32	$9.54		1.91%
Class R6	$1,000.00	$872.50	$5.11		1.10%	$1,000.00	$1,019.34	$5.51		1.10%
Equity Income Fund
Institutional Class	$1,000.00	$1,059.00	$3.57		0.70%	$1,000.00	$1,021.32	$3.51		0.70%
Class A	$1,000.00	$1,056.50	$5.40		1.06%	$1,000.00	$1,019.54	$5.31		1.06%
Class C	$1,000.00	$1,053.40	$9.22		1.81%	$1,000.00	$1,015.82	$9.05		1.81%
Class R3	$1,000.00	$1,055.60	$6.98		1.37%	$1,000.00	$1,018.00	$6.85		1.37%
Class E	$1,000.00	$994.50	$0.05	(3)	0.04%	$1,000.00	$1,024.60	$0.20		0.04%
Focus Fund
Investor Class	$1,000.00	$835.00	$3.96		0.87%	$1,000.00	$1,020.48	$4.36		0.87%
Trust Class	$1,000.00	$834.30	$4.91		1.08%	$1,000.00	$1,019.44	$5.41		1.08%
Advisor Class	$1,000.00	$833.60	$5.73		1.26%	$1,000.00	$1,018.55	$6.31		1.26%
Institutional Class	$1,000.00	$835.70	$3.32		0.73%	$1,000.00	$1,021.17	$3.66		0.73%
Class A	$1,000.00	$834.10	$5.05		1.11%	$1,000.00	$1,019.29	$5.56		1.11%
Class C	$1,000.00	$830.90	$8.44		1.86%	$1,000.00	$1,015.57	$9.30		1.86%
Genesis Fund
Investor Class	$1,000.00	$929.50	$4.74		0.99%	$1,000.00	$1,019.89	$4.96		0.99%
Trust Class	$1,000.00	$929.10	$5.17		1.08%	$1,000.00	$1,019.44	$5.41		1.08%
Advisor Class	$1,000.00	$927.90	$6.41		1.34%	$1,000.00	$1,018.15	$6.71		1.34%
Institutional Class	$1,000.00	$930.30	$3.97		0.83%	$1,000.00	$1,020.68	$4.16		0.83%
Class R6	$1,000.00	$930.80	$3.49		0.73%	$1,000.00	$1,021.17	$3.66		0.73%
Class E	$1,000.00	$943.60	$0.04	(3)	0.03%	$1,000.00	$1,024.65	$0.15		0.03%
Global Real Estate Fund
Institutional Class	$1,000.00	$942.60	$4.82		1.00%	$1,000.00	$1,019.84	$5.01		1.00%
Class A	$1,000.00	$940.90	$6.54		1.36%	$1,000.00	$1,018.05	$6.80		1.36%
Class C	$1,000.00	$938.00	$10.14		2.11%	$1,000.00	$1,014.33	$10.54		2.11%
Greater China Equity Fund
Institutional Class	$1,000.00	$879.50	$6.99		1.50%	$1,000.00	$1,017.36	$7.50		1.50%
Class A	$1,000.00	$878.20	$8.66		1.86%	$1,000.00	$1,015.57	$9.30		1.86%
Class C	$1,000.00	$874.80	$12.13		2.61%	$1,000.00	$1,011.85	$13.02		2.61%
Guardian Fund
Investor Class	$1,000.00	$914.40	$3.84	(4)	0.81%	$1,000.00	$1,020.78	$4.06	(4)	0.81%
Trust Class	$1,000.00	$913.90	$4.79	(4)	1.01%	$1,000.00	$1,019.79	$5.06	(4)	1.01%
Advisor Class	$1,000.00	$912.90	$5.55	(4)	1.17%	$1,000.00	$1,018.99	$5.86	(4)	1.17%
Institutional Class	$1,000.00	$915.10	$3.13	(4)	0.66%	$1,000.00	$1,021.52	$3.31	(4)	0.66%
Class A	$1,000.00	$913.80	$4.93	(4)	1.04%	$1,000.00	$1,019.64	$5.21	(4)	1.04%
Class C	$1,000.00	$910.40	$8.43	(4)	1.78%	$1,000.00	$1,015.97	$8.90	(4)	1.78%
Class R3	$1,000.00	$912.20	$6.45	(4)	1.36%	$1,000.00	$1,018.05	$6.80	(4)	1.36%
Class R6	$1,000.00	$915.50	$3.09	(4)	0.65%	$1,000.00	$1,021.57	$3.26	(4)	0.65%

Expense Example (Unaudited) (cont'd)

Neuberger Berman Equity Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 9/1/21	Ending Account Value 2/28/22	Expenses Paid During the Period(1) 9/1/21 - 2/28/22		Expense Ratio	Beginning Account Value 9/1/21	Ending Account Value 2/28/22	Expenses Paid During the Period(2) 9/1/21 - 2/28/22	Expense Ratio
International Equity Fund
Investor Class	$1,000.00	$880.30	$5.04		1.08%	$1,000.00	$1,019.44	$5.41	1.08%
Trust Class	$1,000.00	$879.50	$5.36		1.15%	$1,000.00	$1,019.09	$5.76	1.15%
Institutional Class	$1,000.00	$881.10	$4.06		0.87%	$1,000.00	$1,020.48	$4.36	0.87%
Class A	$1,000.00	$879.10	$5.73		1.23%	$1,000.00	$1,018.70	$6.16	1.23%
Class C	$1,000.00	$876.20	$9.21		1.98%	$1,000.00	$1,014.98	$9.89	1.98%
Class R6	$1,000.00	$881.50	$3.64		0.78%	$1,000.00	$1,020.93	$3.91	0.78%
Class E	$1,000.00	$914.10	$0.05	(3)	0.04%	$1,000.00	$1,024.60	$0.20	0.04%
International Select Fund
Trust Class	$1,000.00	$886.00	$5.66		1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Institutional Class	$1,000.00	$887.40	$4.07		0.87%	$1,000.00	$1,020.48	$4.36	0.87%
Class A	$1,000.00	$886.00	$5.75		1.23%	$1,000.00	$1,018.70	$6.16	1.23%
Class C	$1,000.00	$883.10	$9.20		1.97%	$1,000.00	$1,015.03	$9.84	1.97%
Class R3	$1,000.00	$884.90	$6.92		1.48%	$1,000.00	$1,017.46	$7.40	1.48%
Class R6	$1,000.00	$888.30	$3.42		0.73%	$1,000.00	$1,021.17	$3.66	0.73%
International Small Cap Fund
Institutional Class	$1,000.00	$840.50	$4.79		1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Class A	$1,000.00	$838.90	$6.43		1.41%	$1,000.00	$1,017.80	$7.05	1.41%
Class C	$1,000.00	$835.70	$9.83		2.16%	$1,000.00	$1,014.08	$10.79	2.16%
Class R6	$1,000.00	$840.40	$4.34		0.95%	$1,000.00	$1,020.08	$4.76	0.95%
Intrinsic Value Fund
Institutional Class	$1,000.00	$973.00	$4.89		1.00%	$1,000.00	$1,019.84	$5.01	1.00%
Class A	$1,000.00	$970.90	$6.65		1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Class C	$1,000.00	$968.00	$10.30		2.11%	$1,000.00	$1,014.33	$10.54	2.11%
Class R6	$1,000.00	$974.00	$4.11		0.84%	$1,000.00	$1,020.63	$4.21	0.84%
Large Cap Value Fund
Investor Class	$1,000.00	$1,059.90	$3.83		0.75%	$1,000.00	$1,021.08	$3.76	0.75%
Trust Class	$1,000.00	$1,059.00	$4.85		0.95%	$1,000.00	$1,020.08	$4.76	0.95%
Advisor Class	$1,000.00	$1,058.10	$5.61		1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Institutional Class	$1,000.00	$1,060.80	$3.07		0.60%	$1,000.00	$1,021.82	$3.01	0.60%
Class A	$1,000.00	$1,058.90	$5.00		0.98%	$1,000.00	$1,019.93	$4.91	0.98%
Class C	$1,000.00	$1,055.00	$8.76		1.72%	$1,000.00	$1,016.27	$8.60	1.72%
Class R3	$1,000.00	$1,057.40	$6.27		1.23%	$1,000.00	$1,018.70	$6.16	1.23%
Class R6	$1,000.00	$1,061.20	$2.56		0.50%	$1,000.00	$1,022.32	$2.51	0.50%
Class E	$1,000.00	$991.40	$0.04	(3)	0.03%	$1,000.00	$1,024.65	$0.15	0.03%
Mid Cap Growth Fund
Investor Class	$1,000.00	$862.20	$3.74		0.81%	$1,000.00	$1,020.78	$4.06	0.81%
Trust Class	$1,000.00	$861.70	$4.20		0.91%	$1,000.00	$1,020.28	$4.56	0.91%
Advisor Class	$1,000.00	$860.70	$5.40		1.17%	$1,000.00	$1,018.99	$5.86	1.17%
Institutional Class	$1,000.00	$862.80	$3.05		0.66%	$1,000.00	$1,021.52	$3.31	0.66%
Class A	$1,000.00	$861.20	$4.75		1.03%	$1,000.00	$1,019.69	$5.16	1.03%
Class C	$1,000.00	$858.20	$8.20		1.78%	$1,000.00	$1,015.97	$8.90	1.78%
Class R3	$1,000.00	$860.10	$5.90		1.28%	$1,000.00	$1,018.45	$6.41	1.28%
Class R6	$1,000.00	$863.20	$2.59		0.56%	$1,000.00	$1,022.02	$2.81	0.56%

Expense Example (Unaudited) (cont'd)

Neuberger Berman Equity Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 9/1/21	Ending Account Value 2/28/22	Expenses Paid During the Period(1) 9/1/21 - 2/28/22		Expense Ratio	Beginning Account Value 9/1/21	Ending Account Value 2/28/22	Expenses Paid During the Period(2) 9/1/21 - 2/28/22	Expense Ratio
Mid Cap Intrinsic Value Fund
Investor Class	$1,000.00	$1,046.80	$4.87		0.96%	$1,000.00	$1,020.03	$4.81	0.96%
Trust Class	$1,000.00	$1,045.60	$6.09		1.20%	$1,000.00	$1,018.84	$6.01	1.20%
Institutional Class	$1,000.00	$1,047.40	$4.31		0.85%	$1,000.00	$1,020.58	$4.26	0.85%
Class A	$1,000.00	$1,045.90	$6.14		1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$1,041.80	$9.92		1.96%	$1,000.00	$1,015.08	$9.79	1.96%
Class R3	$1,000.00	$1,044.30	$7.40		1.46%	$1,000.00	$1,017.55	$7.30	1.46%
Class R6	$1,000.00	$1,048.30	$3.81		0.75%	$1,000.00	$1,021.08	$3.76	0.75%
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$967.90	$3.90		0.80%	$1,000.00	$1,020.83	$4.01	0.80%
Class A	$1,000.00	$966.30	$5.75		1.18%	$1,000.00	$1,018.94	$5.91	1.18%
Class C	$1,000.00	$962.40	$9.34		1.92%	$1,000.00	$1,015.27	$9.59	1.92%
Class E	$1,000.00	$950.00	$0.10	(3)	0.08%	$1,000.00	$1,024.40	$0.40	0.08%
Real Estate Fund
Trust Class	$1,000.00	$956.70	$5.05		1.04%	$1,000.00	$1,019.64	$5.21	1.04%
Institutional Class	$1,000.00	$957.20	$4.12		0.85%	$1,000.00	$1,020.58	$4.26	0.85%
Class A	$1,000.00	$955.90	$5.87		1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$952.00	$9.49		1.96%	$1,000.00	$1,015.08	$9.79	1.96%
Class R3	$1,000.00	$954.60	$7.08		1.46%	$1,000.00	$1,017.55	$7.30	1.46%
Class R6	$1,000.00	$958.20	$3.64		0.75%	$1,000.00	$1,021.08	$3.76	0.75%
Class E	$1,000.00	$922.10	$0.06	(3)	0.05%	$1,000.00	$1,024.55	$0.25	0.05%
Small Cap Growth Fund
Investor Class	$1,000.00	$887.50	$4.73		1.01%	$1,000.00	$1,019.79	$5.06	1.01%
Trust Class	$1,000.00	$886.70	$5.85		1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Advisor Class	$1,000.00	$885.90	$6.55		1.40%	$1,000.00	$1,017.85	$7.00	1.40%
Institutional Class	$1,000.00	$888.10	$4.21		0.90%	$1,000.00	$1,020.33	$4.51	0.90%
Class A	$1,000.00	$886.50	$5.89		1.26%	$1,000.00	$1,018.55	$6.31	1.26%
Class C	$1,000.00	$883.30	$9.39		2.01%	$1,000.00	$1,014.83	$10.04	2.01%
Class R3	$1,000.00	$885.50	$7.06		1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Class R6	$1,000.00	$888.50	$3.75		0.80%	$1,000.00	$1,020.83	$4.01	0.80%
Sustainable Equity Fund
Investor Class	$1,000.00	$967.90	$4.10		0.84%	$1,000.00	$1,020.63	$4.21	0.84%
Trust Class	$1,000.00	$966.90	$4.97		1.02%	$1,000.00	$1,019.74	$5.11	1.02%
Institutional Class	$1,000.00	$968.50	$3.22		0.66%	$1,000.00	$1,021.52	$3.31	0.66%
Class A	$1,000.00	$966.90	$5.02		1.03%	$1,000.00	$1,019.69	$5.16	1.03%
Class C	$1,000.00	$963.40	$8.67		1.78%	$1,000.00	$1,015.97	$8.90	1.78%
Class R3	$1,000.00	$965.60	$6.24		1.28%	$1,000.00	$1,018.45	$6.41	1.28%
Class R6	$1,000.00	$969.00	$2.73		0.56%	$1,000.00	$1,022.02	$2.81	0.56%
U.S. Equity Impact Fund
Institutional Class	$1,000.00	$862.60	$4.16		0.90%	$1,000.00	$1,020.33	$4.51	0.90%
Class A	$1,000.00	$861.10	$5.81		1.26%	$1,000.00	$1,018.55	$6.31	1.26%
Class C	$1,000.00	$857.90	$9.26		2.01%	$1,000.00	$1,014.83	$10.04	2.01%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

(3)  Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 49/365 (to reflect the period shown as of January 11, 2022 (Commencement of Operations) to February 28, 2022).

(4)  Includes expenses of the Fund's Blocker (See Note A of the Notes to Financial Statements).

Legend February 28, 2022 (Unaudited)

Neuberger Berman Equity Funds

Counterparties:

SSB = State Street Bank and Trust Company

Schedule of Investments Dividend Growth Fund^ (Unaudited)
February 28, 2022

	Number of Shares	Value
Common Stocks 97.9%
Auto Components 1.9%
Aptiv PLC*	10,950	$1,417,368
Automobiles 1.8%
General Motors Co.*	28,400	1,326,848
Banks 4.2%
JPMorgan Chase & Co.	10,500	1,488,900
PNC Financial Services Group, Inc.	7,975	1,589,019
		3,077,919
Capital Markets 5.0%
Amundi SA(a)	14,675	1,026,751
BlackRock, Inc.	750	557,917
Cboe Global Markets, Inc.	8,475	994,033
Morgan Stanley	11,800	1,070,732
		3,649,433
Chemicals 1.8%
Akzo Nobel NV	13,650	1,300,930
Consumer Finance 1.6%
American Express Co.	6,050	1,176,967
Diversified Financial Services 1.1%
Equitable Holdings, Inc.	23,725	774,859
Electronic Equipment, Instruments & Components 5.5%
Amphenol Corp. Class A	21,800	1,657,018
Corning, Inc.	40,700	1,644,280
Zebra Technologies Corp. Class A*	1,800	744,012
		4,045,310
Energy Equipment & Services 1.0%
Schlumberger Ltd.	18,675	732,807
Entertainment 2.3%
Walt Disney Co.*	11,475	1,703,578
Equity Real Estate Investment Trusts 3.6%
American Tower Corp.	5,450	1,236,442
Equinix, Inc.	1,980	1,405,265
		2,641,707
Food & Staples Retailing 1.8%
Walmart, Inc.	9,600	1,297,536
	Number of Shares	Value
Food Products 2.3%
Mondelez International, Inc. Class A	20,150	$1,319,422
Tootsie Roll Industries, Inc.	10,925	368,719
		1,688,141
Health Care Equipment & Supplies 4.4%
Becton, Dickinson & Co.	3,000	813,840
Medtronic PLC	10,625	1,115,519
STERIS PLC	5,475	1,314,000
		3,243,359
Hotels, Restaurants & Leisure 2.9%
Marriott International, Inc. Class A*	12,250	2,084,215
Industrial Conglomerates 1.6%
Honeywell International, Inc.	6,250	1,185,938
Insurance 3.0%
Aon PLC Class A	2,675	781,474
Assurant, Inc.	2,850	483,674
Marsh & McLennan Cos., Inc.	5,950	924,689
		2,189,837
IT Services 1.2%
Automatic Data Processing, Inc.	4,300	879,092
Life Sciences Tools & Services 1.9%
Agilent Technologies, Inc.	10,525	1,372,039
Machinery 4.9%
Caterpillar, Inc.	6,025	1,130,170
Nordson Corp.	5,050	1,143,774
Stanley Black & Decker, Inc.	8,000	1,301,600
		3,575,544
Media 2.1%
Comcast Corp. Class A	33,400	1,561,784
Metals & Mining 5.4%
Freeport- McMoRan, Inc.	52,500	2,464,875
Wheaton Precious Metals Corp.	33,700	1,475,723
		3,940,598
	Number of Shares	Value
Multi-Utilities 3.4%
CenterPoint Energy, Inc.	42,475	$1,161,691
Dominion Energy, Inc.	16,700	1,328,151
		2,489,842
Oil, Gas & Consumable Fuels 3.0%
Devon Energy Corp.	36,500	2,173,575
Pharmaceuticals 8.4%
AstraZeneca PLC ADR	30,025	1,827,922
Bristol-Myers Squibb Co.	16,100	1,105,587
Eli Lilly & Co.	8,500	2,124,575
Novartis AG ADR	12,300	1,075,758
		6,133,842
Professional Services 2.0%
SGS SA	510	1,465,325
Road & Rail 3.1%
CSX Corp.	42,425	1,438,632
XPO Logistics, Inc.*	11,700	850,356
		2,288,988
Semiconductors & Semiconductor Equipment 4.9%
Analog Devices, Inc.	7,675	1,230,226
QUALCOMM, Inc.	13,900	2,390,661
		3,620,887
Software 3.4%
Microsoft Corp.	8,200	2,450,078
Specialty Retail 1.4%
TJX Cos., Inc.	15,850	1,047,685
Technology Hardware, Storage & Peripherals 3.2%
Apple, Inc.	14,250	2,352,960
Textiles, Apparel & Luxury Goods 2.3%
Cie Financiere Richemont SA Class A	12,550	1,711,923
Transportation Infrastructure 1.5%
Aena SME SA*(a)	6,650	1,090,858
Total Common Stocks (Cost $48,552,218)		71,691,772

See Notes to Financial Statements

Schedule of Investments Dividend Growth Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Short-Term Investments 2.0%
Investment Companies 2.0%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(b) (Cost $1,472,630)	1,472,630	$1,472,630
Total Investments 99.9% (Cost $50,024,848)		73,164,402
Other Assets Less Liabilities 0.1%		55,657
Net Assets 100.0%		$73,220,059

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2022 amounted to $2,117,609, which represents 2.9% of net assets of the Fund.

(b)  Represents 7-day effective yield as of February 28, 2022.

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$60,716,582	82.9%
Switzerland	4,253,006	5.8%
United Kingdom	1,827,922	2.5%
Brazil	1,475,723	2.0%
Netherlands	1,300,930	1.8%
Spain	1,090,858	1.5%
France	1,026,751	1.4%
Short-Term Investments and Other Assets—Net	1,528,287	2.1%
	$73,220,059	100.0%

See Notes to Financial Statements

Schedule of Investments Dividend Growth Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$71,691,772	$—	$—	$71,691,772
Short-Term Investments	—	1,472,630	—	1,472,630
Total Investments	$71,691,772	$1,472,630	$—	$73,164,402

(a)  The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited)
February 28, 2022

	Number of Shares	Value
Common Stocks 96.3%
Brazil 3.6%
B3 SA— Brasil Bolsa Balcao	6,154,488	$17,314,944
Hapvida Participacoes e Investimentos SA(a)(b)	2,601,424	6,089,401
Pagseguro Digital Ltd., Class A*	218,543	3,483,575
Vibra Energia SA	2,722,691	12,401,629
		39,289,549
Canada 0.9%
Parex Resources, Inc.	460,508	10,154,792
Chile 1.2%
Sociedad Quimica y Minera de Chile SA ADR	199,419	13,197,549
China 30.9%
A-Living Smart City Services Co. Ltd.(a)	2,777,500	4,978,725
Alibaba Group Holding Ltd.*	2,576,936	33,922,460
Baidu, Inc. ADR*	50,350	7,675,354
China Merchants Bank Co. Ltd., H Shares	2,085,500	17,579,318
Country Garden Services Holdings Co. Ltd.	1,040,000	6,221,236
Gigadevice Semiconductor Beijing, Inc., Class A	267,323	6,551,696
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	366,100	4,895,207
	Number of Shares	Value
Hengli Petrochemical Co. Ltd., Class A	2,505,326	$9,974,355
JD.com, Inc., Class A*(b)	911,519	32,558,931
Jiangsu Changshu Rural Commercial Bank Co. Ltd., Class A	11,792,129	13,957,207
Kweichow Moutai Co. Ltd., Class A	47,177	13,428,856
Longfor Group Holdings Ltd.(a)	1,196,500	6,398,312
Luxshare Precision Industry Co. Ltd., Class A	687,150	4,769,785
Meituan, Class B*(a)	344,000	7,642,014
Montage Technology Co. Ltd., Class A	464,324	5,712,958
Ping An Insurance Group Co. of China Ltd., Class A	1,807,427	14,583,137
Shenzhen SC New Energy Technology Corp., Class A	622,004	8,732,362
Shenzhen Topband Co. Ltd., Class A	912,425	1,947,436
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	2,184,500	6,025,967
Tencent Holdings Ltd.	1,205,200	65,034,173
Trip.com Group Ltd. ADR*	214,724	5,544,174
	Number of Shares	Value
Tsingtao Brewery Co. Ltd., H Shares	1,190,000	$11,448,800
Wingtech Technology Co. Ltd., Class A	712,374	13,287,761
Xianhe Co. Ltd., Class A	1,706,688	8,773,807
Yifeng Pharmacy Chain Co. Ltd., Class A	1,316,281	10,355,618
Zhejiang HangKe Technology, Inc. Co., Class A	762,460	9,398,796
Zhejiang Juhua Co. Ltd., Class A	4,184,404	9,750,488
		341,148,933
Hong Kong 0.7%
ASM Pacific Technology Ltd.	739,100	8,108,676
Hungary 1.6%
OTP Bank Nyrt*	200,667	7,712,864
Richter Gedeon Nyrt	464,461	9,752,139
		17,465,003
India 21.3%
API Holdings Private Ltd.*(c)(d)(j)	12,416,910	10,606,815
Apollo Hospitals Enterprise Ltd.	180,668	11,509,109
Aptus Value Housing Finance India Ltd.*	1,907,171	8,753,141
AU Small Finance Bank Ltd.*(a)	389,119	6,225,769
Cartrade Tech Ltd.*	281,256	2,018,018
EPL Ltd.	2,376,269	5,021,222

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Gland Pharma Ltd.*(a)	242,103	$10,503,475
GMM Pfaudler Ltd.	70,001	4,064,615
HDFC Bank Ltd.	566,461	10,772,218
Housing Development Finance Corp. Ltd.	106,472	3,361,361
ICICI Bank Ltd.	2,408,758	23,825,982
IndusInd Bank Ltd.	1,203,206	14,781,812
Infosys Ltd. ADR	1,145,685	25,732,085
JB Chemicals & Pharmaceuticals Ltd.(b)	105,055	2,255,231
JM Financial Ltd.	1,038,350	940,051
National Stock Exchange*(c)(d)(j)	1,063,830	38,121,252
Pine Labs PTE Ltd.*(c)(d)(j)	4,084	2,488,463
Reliance Industries Ltd.	678,354	21,314,556
Star Health & Allied Insurance Co. Ltd.*	1,832	16,983
State Bank of India	2,864,124	18,521,971
UltraTech Cement Ltd.	89,959	7,875,888
United Breweries Ltd.	322,398	6,412,987
		235,123,004
Indonesia 0.8%
Bank Central Asia Tbk PT	11,312,700	6,386,762
Bukalapak .com PT Tbk*	95,490,200	2,269,138
		8,655,900
	Number of Shares	Value
Korea 10.8%
Korea Petrochemical Ind Co. Ltd.*	37,444	$5,356,014
LG Chem Ltd.	24,187	11,477,798
NCSoft Corp.	23,298	8,630,625
Orion Corp.	85,106	6,512,672
Samsung Electronics Co. Ltd.	829,569	49,984,333
SK Hynix, Inc.	188,680	19,670,739
SK Square Co. Ltd.*	88,986	4,129,762
SK Telecom Co. Ltd.	171,111	7,808,323
Soulbrain Co. Ltd.	27,922	5,331,314
		118,901,580
Peru 0.6%
Credicorp Ltd.	44,456	6,723,970
Poland 1.5%
Allegro.eu SA*(a)(e)	725,454	5,420,168
Dino Polska SA*(a)	165,109	11,610,333
		17,030,501
Russia 0.7%
LUKOIL PJSC ADR	160,443	3,017,933
Novatek PJSC(c)	347,347	2,117,762
Polyus PJSC(c)	31,129	1,494,816
TCS Group Holding PLC(f)	115,741	1,126,623
		7,757,134
Saudi Arabia 1.0%
Saudi Arabian Oil Co.(a)	511,500	5,664,852
Saudi Tadawul Group Holding Co.*	139,098	5,939,574
		11,604,426
Singapore 0.5%
TDCX, Inc. ADR*	342,161	5,166,631
South Africa 4.1%
Anglo American PLC	341,343	17,505,967
	Number of Shares	Value
Bid Corp. Ltd.	563,675	$11,452,212
Capitec Bank Holdings Ltd.	78,488	10,588,510
Naspers Ltd., N Shares	47,316	5,934,283
		45,480,972
Taiwan 14.3%
Accton Technology Corp.	752,600	6,825,003
Chunghwa Telecom Co. Ltd.	2,591,000	11,516,002
Keystone Microtech Corp.	485,000	4,407,584
LandMark Optoelectronics Corp.	105,000	685,417
Largan Precision Co. Ltd.	73,000	5,305,115
RichWave Technology Corp.	1,022,000	7,913,317
Taiwan Semiconductor Manufacturing Co. Ltd.	4,417,839	94,981,577
Tong Hsing Electronic Industries Ltd.	1,220,339	12,784,295
Uni-President Enterprises Corp.	5,746,000	13,824,256
		158,242,566
Thailand 0.7%
Ngern Tid Lor PCL*	7,071,500	8,115,723
United Arab Emirates 0.5%
Network International Holdings PLC*(a)	1,893,038	5,680,887
	Number of Units
Mexico 0.6%
Fomento Economico Mexicano SAB de CV	785,356	6,310,534
Total Common Stocks (Cost $943,339,735)		1,064,158,330

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Preferred Stocks 1.7%
India 1.7%
Gupshup, Inc. Ser. F*(c)(d)(j)	217,973	$4,983,996
Pine Labs PTE Ltd. Ser. 1*(c)(d)(j)	9,762	5,948,182
Pine Labs PTE Ltd. Ser. A*(c)(d)(j)	2,439	1,486,132
Pine Labs PTE Ltd. Ser. B*(c)(d)(j)	2,654	1,617,135
Pine Labs PTE Ltd. Ser. B2*(c)(d)(j)	2,147	1,308,210
Pine Labs PTE Ltd. Ser. C*(c)(d)(j)	3,993	2,433,015
Pine Labs PTE Ltd. Ser. C1*(c)(d)(j)	841	512,438
Pine Labs PTE Ltd. Ser. D*(c)(d)(j)	900	548,388
Total Preferred Stocks (Cost $13,478,212)		18,837,496
	Number of Shares	Value
Short-Term Investments 3.4%
Investment Companies 3.4%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(g)(h)	34,738,281	$34,738,281
State Street Navigator Securities Lending Government Money Market Portfolio, 0.06%(g)(i)	3,525,000	3,525,000
Total Short-Term Investments (Cost $38,263,281)		38,263,281
Total Investments 101.4% (Cost $995,081,228)		1,121,259,107
Liabilities Less Other Assets (1.4)%		(15,999,945)
Net Assets 100.0%		$1,105,259,162

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2022 amounted to $70,213,936, which represents 6.4% of net assets of the Fund.

(b)  All or a portion of this security was purchased on a delayed delivery basis.

(c)  Security fair valued as of February 28, 2022 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at February 28, 2022 amounted to $73,666,604, which represents 6.7% of net assets of the Fund.

(d)  Value determined using significant unobservable inputs.

(e)  The security or a portion of this security is on loan at February 28, 2022. Total value of all such securities at February 28, 2022 amounted to $3,739,006 for the Fund (see Note A of the Notes to Financial Statements).

(f)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At February 28, 2022, these securities amounted to $1,126,623, which represents 0.1% of net assets of the Fund.

(g)  Represents 7-day effective yield as of February 28, 2022.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont'd)

(h)  All or a portion of this security is segregated in connection with obligations for delayed delivery securities with a total value of $34,738,281.

(i)  Represents investment of cash collateral received from securities lending.

(j)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale.

At February 28, 2022, these securities amounted to $70,054,026, which represents 6.3% of net assets of the Fund.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of 2/28/2022	Fair Value Percentage of Net Assets as of 2/28/2022
API Holdings Private Ltd.	10/18/2021	$8,879,972	0.7%	$10,606,815	1.0%
Gupshup, Inc. (Ser. F Preferred Shares)	7/16/2021	4,983,996	0.4%	4,983,996	0.5%
National Stock Exchange	4/16/2018	15,536,312	1.1%	38,121,252	3.4%
Pine Labs PTE Ltd.	7/6/2021	1,522,760	0.1%	2,488,463	0.2%
Pine Labs PTE Ltd. (Ser. 1 Preferred Shares)	7/6/2021	3,639,859	0.3%	5,948,182	0.5%
Pine Labs PTE Ltd. (Ser. A Preferred Shares)	7/6/2021	909,406	0.1%	1,486,132	0.1%
Pine Labs PTE Ltd. (Ser. B Preferred Shares)	7/6/2021	989,570	0.1%	1,617,135	0.2%
Pine Labs PTE Ltd. (Ser. B2 Preferred Shares)	7/6/2021	800,530	0.1%	1,308,210	0.1%
Pine Labs PTE Ltd. (Ser. C Preferred Shares)	7/6/2021	1,488,830	0.1%	2,433,015	0.2%
Pine Labs PTE Ltd. (Ser. C1 Preferred Shares)	7/6/2021	313,575	0.0%	512,438	0.0%
Pine Labs PTE Ltd. (Ser. D Preferred Shares)	7/6/2021	335,574	0.0%	548,388	0.1%
Total		$39,400,384	3.0%	$70,054,026	6.3%

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Semiconductors & Semiconductor Equipment	$160,894,088	14.6%
Banks	138,203,006	12.5%
Internet & Direct Marketing Retail	89,765,012	8.1%
Interactive Media & Services	72,709,527	6.6%
Capital Markets	62,315,821	5.6%
IT Services	61,389,137	5.6%
Chemicals	55,087,518	5.0%
Technology Hardware, Storage & Peripherals	49,984,333	4.5%
Oil, Gas & Consumable Fuels	42,269,895	3.8%
Pharmaceuticals	39,143,627	3.5%
Electronic Equipment, Instruments & Components	38,094,392	3.5%
Beverages	37,601,177	3.4%
Food & Staples Retailing	33,418,163	3.0%
Health Care Providers & Services	22,493,717	2.0%
Food Products	20,336,928	1.8%
Metals & Mining	19,000,783	1.7%
Real Estate Management & Development	17,598,273	1.6%
Insurance	14,600,120	1.3%
Specialty Retail	12,401,629	1.1%
Thrifts & Mortgage Finance	12,114,502	1.1%
Diversified Telecommunication Services	11,516,002	1.1%
Electrical Equipment	9,398,796	0.9%
Paper & Forest Products	8,773,807	0.8%
Entertainment	8,630,625	0.8%
Consumer Finance	8,115,723	0.7%
Construction Materials	7,875,888	0.7%
Wireless Telecommunication Services	7,808,323	0.7%
Communications Equipment	6,825,003	0.6%
Hotels, Restaurants & Leisure	5,544,174	0.5%
Containers & Packaging	5,021,222	0.5%
Machinery	4,064,615	0.4%
Short-Term Investments and Other Liabilities—Net	22,263,336	2.0%
	$1,105,259,162	100.0%

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Brazil	$3,483,575	$35,805,974	$—	$39,289,549
China	15,166,964	325,981,969	—	341,148,933
Hong Kong	—	8,108,676	—	8,108,676
India	25,749,068	158,157,406	51,216,530	235,123,004
Indonesia	—	8,655,900	—	8,655,900
Korea	4,129,762	114,771,818	—	118,901,580
Russia	4,144,556	3,612,578	—	7,757,134
Taiwan	—	158,242,566	—	158,242,566
Other Common Stocks(a)	146,930,988	—	—	146,930,988
Total Common Stocks	199,604,913	813,336,887	51,216,530	1,064,158,330
Preferred Stocks(a)	—	—	18,837,496	18,837,496
Short-Term Investments	—	38,263,281	—	38,263,281
Total Investments	$199,604,913	$851,600,168	$70,054,026	$1,121,259,107

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

(b)   The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 9/1/2021	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/28/2022	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2022
Investments in Securities:
Common Stocks(c)	$24,837	$—	$—	$17,500	$8,880	$—	$—	$—	$51,217	$17,500
Preferred Stocks(c)	13,461	—	—	5,376	—	—	—	—	18,837	5,376
Total	$38,298	$—	$—	$22,876	$8,880	$—	$—	$—	$70,054	$22,876

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited) (cont'd)

(c)  Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 2/28/2022	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(e)	Impact to valuation from increase input(f)
Common Stocks	$2,488,463	Market Approach	Transaction Price	$609.32	$609.32	Increase
Common Stocks	48,728,067	Market Approach	Enterprise value/Revenue multiple(d) (EV/Revenue)	7.0 16.0xx -	14.0 x	Increase
Preferred Stocks	18,837,496	Market Approach	Transaction Price	$22.87 - $609.32	$454.16	Increase

(d)  Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(e)  The weighted averages disclosed in the table above were weighted by relative fair value.

(f)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited)
February 28, 2022

	Number of Shares	Value
Common Stocks 96.7%
Aerospace & Defense 2.6%
Raytheon Technologies Corp.	298,425	$30,648,247
Banks 8.0%
Citizens Financial Group, Inc.	495,025	25,949,210
JPMorgan Chase & Co.(a)	218,355	30,962,739
PNC Financial Services Group, Inc.(a)	186,200	37,100,350
		94,012,299
Beverages 2.1%
Coca-Cola Co.	206,050	12,824,552
PepsiCo, Inc.(b)	70,300	11,510,922
		24,335,474
Biotechnology 1.8%
AbbVie, Inc.	140,400	20,746,908
Capital Markets 7.5%
Amundi SA(c)	141,418	9,894,449
CME Group, Inc.	175,300	41,463,709
Morgan Stanley	182,800	16,587,272
Virtu Financial, Inc. Class A	571,775	20,057,867
		88,003,297
Chemicals 2.6%
Nutrien Ltd.	351,250	30,203,987
Communications Equipment 1.1%
Cisco Systems, Inc.	235,225	13,118,498
Diversified Telecommunication Services 2.8%
Cogent Communications Holdings, Inc.(b)	110,000	6,974,000
TELUS Corp.	828,000	20,910,675
TELUS Corp.(b)	230,000	5,805,200
		33,689,875
	Number of Shares	Value
Electric Utilities 2.6%
NextEra Energy, Inc.(a)	391,675	$30,656,402
Electrical Equipment 2.3%
Eaton Corp. PLC	175,425	27,066,323
Electronic Equipment, Instruments & Components 1.7%
Corning, Inc.	512,925	20,722,170
Equity Real Estate Investment Trusts 12.3%
Alexandria Real Estate Equities, Inc.	69,550	13,172,770
American Campus Communities, Inc.	398,475	21,441,940
Brixmor Property Group, Inc.	1,206,900	30,317,328
Camden Property Trust	58,925	9,729,107
Crown Castle International Corp.	107,100	17,841,789
Duke Realty Corp.(b)	250,625	13,283,125
Equity Residential	133,175	11,359,827
MGM Growth Properties LLC Class A	153,950	5,830,086
Prologis, Inc.	116,025	16,922,246
Terreno Realty Corp.	73,525	5,057,785
		144,956,003
Food Products 2.6%
Flowers Foods, Inc.	660,000	18,090,600
Kellogg Co.	192,050	12,279,677
		30,370,277
Health Care Equipment & Supplies 0.4%
Medtronic PLC(b)	45,500	4,777,045
Health Care Providers & Services 1.9%
CVS Health Corp.	217,550	22,549,058
Hotels, Restaurants & Leisure 1.2%
McDonald's Corp.	59,850	14,649,485
	Number of Shares	Value
Household Durables 0.5%
Leggett & Platt, Inc.	157,250	$5,830,830
Household Products 1.0%
Procter & Gamble Co.	75,350	11,746,312
Independent Power and Renewable Electricity Producers 0.5%
NextEra Energy Partners L.P.	70,000	5,460,700
IT Services 2.3%
Paychex, Inc.	223,925	26,660,511
Machinery 1.3%
AGCO Corp.	45,725	5,494,316
Caterpillar, Inc.	53,750	10,082,425
		15,576,741
Metals & Mining 4.6%
Freeport- McMoRan, Inc.	432,700	20,315,265
Newmont Corp.	98,550	6,524,010
Rio Tinto PLC ADR	355,250	27,915,545
		54,754,820
Multi-Utilities 7.8%
Ameren Corp.	174,800	15,024,060
CenterPoint Energy, Inc.	1,299,600	35,544,060
Dominion Energy, Inc.	170,300	13,543,959
Public Service Enterprise Group, Inc.	101,700	6,593,211
Sempra Energy(b)	64,100	9,244,502
WEC Energy Group, Inc.	132,100	12,005,248
		91,955,040
Oil, Gas & Consumable Fuels 8.7%
Chevron Corp.	186,725	26,888,400
ConocoPhillips	403,998	38,323,250
Pioneer Natural Resources Co.	127,775	30,614,890
Williams Cos., Inc.(b)	213,275	6,671,242
		102,497,782

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Pharmaceuticals 5.9%
AstraZeneca PLC ADR	403,075	$24,539,206
Bristol-Myers Squibb Co.	210,300	14,441,301
Johnson & Johnson	183,075	30,128,653
		69,109,160
Professional Services 1.0%
SGS SA	4,300	12,354,705
Semiconductors & Semiconductor Equipment 4.2%
QUALCOMM, Inc.(a)	129,615	22,292,484
Texas Instruments, Inc.	162,375	27,602,126
		49,894,610
Software 1.1%
Microsoft Corp.	44,550	13,311,095
	Number of Shares	Value
Specialty Retail 2.3%
Best Buy Co., Inc.(b)	138,200	$13,355,648
Home Depot, Inc.	44,125	13,935,999
		27,291,647
Trading Companies & Distributors 2.0%
Watsco, Inc.	85,500	23,346,630
Total Common Stocks (Cost $778,816,240)		1,140,295,931
	Principal Amount
Convertible Bonds 0.2%
Semiconductors & Semiconductor Equipment 0.2%
Enphase Energy, Inc., 0.00%, due 3/1/2028 (Cost $2,534,982)	$2,795,000	2,661,455
	Number of Shares	Value
Short-Term Investments 3.1%
Investment Companies 3.1%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(b)(d) (Cost $36,127,179)	36,127,179	$36,127,179
Total Investments 100.0% (Cost $817,478,401)		1,179,084,565
Other Assets Less Liabilities 0.0%(e)(f)		450,586
Net Assets 100.0%		$1,179,535,151

(a)  All or a portion of this security is pledged as collateral for options written.

(b)  All or a portion of this security is segregated in connection with obligations for options written with a total value of $94,517,379.

(c)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2022 amounted to $9,894,449, which represents 0.8% of net assets of the Fund.

(d)  Represents 7-day effective yield as of February 28, 2022.

(e)  Includes the impact of the Fund's open positions in derivatives at February 28, 2022.

(f)  Represents less than 0.05% of net assets of the Fund.

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$1,011,333,619	85.7%
Canada	56,919,862	4.8%
Australia	27,915,545	2.4%
United Kingdom	24,539,206	2.1%
Switzerland	12,354,705	1.1%
France	9,894,449	0.8%
Short-Term Investments and Other Assets—Net	36,577,765	3.1%
	$1,179,535,151	100.0%

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited) (cont'd)

Derivative Instruments

Written option contracts ("options written")

At February 28, 2022, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Capital Markets
CME Group, Inc.	175	$(4,139,275)	$250	3/18/2022	$(27,562)
CME Group, Inc.	175	(4,139,275)	270	6/17/2022	(51,188)
Virtu Financial, Inc.	500	(1,754,000)	39	6/17/2022	(63,750)
					(142,500)
Chemicals
Nutrien Ltd.	350	(3,009,650)	75	3/18/2022	(392,000)
Equity Real Estate Investment Trusts
Prologis, Inc.	120	(1,750,200)	165	5/20/2022	(20,400)
Prologis, Inc.	120	(1,750,200)	175	8/19/2022	(25,200)
					(45,600)
Oil, Gas & Consumable Fuels
Chevron Corp.	180	(2,592,000)	140	6/17/2022	(197,550)
ConocoPhillips	200	(1,897,200)	100	4/14/2022	(61,500)
ConocoPhillips	200	(1,897,200)	105	5/20/2022	(61,500)
					(320,550)
Specialty Retail
Home Depot, Inc.	100	(3,158,300)	410	6/17/2022	(7,400)
Total calls					$(908,050)
Puts
Capital Markets
BlackRock, Inc.	100	$(7,438,900)	$660	3/18/2022	$(36,500)
Communications Equipment
Cisco Systems, Inc.	250	(1,394,250)	55	3/18/2022	(27,375)
Cisco Systems, Inc.	250	(1,394,250)	57.5	3/18/2022	(59,625)
					(87,000)
Electrical Equipment
Emerson Electric Co.	300	(2,787,600)	82.5	3/18/2022	(9,750)
Emerson Electric Co.	300	(2,787,600)	85	3/18/2022	(15,750)
Emerson Electric Co.	300	(2,787,600)	85	4/14/2022	(40,500)
Emerson Electric Co.	300	(2,787,600)	80	6/17/2022	(59,250)
Emerson Electric Co.	300	(2,787,600)	85	6/17/2022	(89,250)
					(214,500)
Health Care Equipment & Supplies
Medtronic PLC	100	(1,049,900)	95	3/18/2022	(4,850)

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited) (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Health Care Providers & Services
CVS Health Corp.	550	$(5,700,750)	$80	5/20/2022	$(29,700)
CVS Health Corp.	550	(5,700,750)	82.5	5/20/2022	(39,325)
CVS Health Corp.	550	(5,700,750)	85	6/17/2022	(71,500)
					(140,525)
Media
Comcast Corp.	300	(1,402,800)	42.5	3/18/2022	(9,900)
Comcast Corp.	300	(1,402,800)	45	3/18/2022	(23,550)
Comcast Corp.	600	(2,805,600)	42.5	4/14/2022	(45,300)
					(78,750)
Metals & Mining
Freeport-McMoRan, Inc.	350	(1,643,250)	33	3/18/2022	(2,625)
Freeport-McMoRan, Inc.	350	(1,643,250)	31	5/20/2022	(13,650)
Freeport-McMoRan, Inc.	350	(1,643,250)	35	5/20/2022	(27,300)
					(43,575)
Road & Rail
Union Pacific Corp.	70	(1,721,650)	215	3/18/2022	(4,480)
Union Pacific Corp.	70	(1,721,650)	205	5/20/2022	(17,150)
					(21,630)
Semiconductors & Semiconductor Equipment
Intel Corp.	300	(1,431,000)	42.5	4/14/2022	(18,000)
Intel Corp.	300	(1,431,000)	42.5	5/20/2022	(40,200)
Intel Corp.	300	(1,431,000)	40	6/17/2022	(33,750)
					(91,950)
Specialty Retail
Home Depot, Inc.	150	(4,737,450)	300	3/18/2022	(63,750)
Home Depot, Inc.	75	(2,368,725)	285	4/14/2022	(34,125)
Home Depot, Inc.	75	(2,368,725)	270	5/20/2022	(39,375)
					(137,250)
Total puts					$(856,530)
Total options written (premium received $1,236,446)					$(1,764,580)

For the six months ended February 28, 2022, the average market value for the months where the Fund had options written outstanding was $(1,731,864). At February 28, 2022, the Fund had securities pledged in the amount of $37,721,045 to cover collateral requirements for options written.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,140,295,931	$—	$—	$1,140,295,931
Convertible Bonds(a)	—	2,661,455	—	2,661,455
Short-Term Investments	—	36,127,179	—	36,127,179
Total Investments	$1,140,295,931	$38,788,634	$—	$1,179,084,565

(a)  The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's derivatives as of February 28, 2022:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(1,764,580)	$—	$—	$(1,764,580)
Totals	$(1,764,580)	$—	$—	$(1,764,580)

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Focus Fund^ (Unaudited) February 28, 2022

	Number of Shares	Value
Common Stocks 98.6%
Aerospace & Defense 2.0%
Airbus SE*	117,772	$15,172,754
Automobiles 2.1%
Mercedes- Benz Group AG	200,574	15,780,780
Beverages 2.3%
Diageo PLC	354,116	17,695,491
Capital Markets 7.5%
Blackstone, Inc.	170,379	21,718,211
MSCI, Inc.	31,251	15,678,314
S&P Global, Inc.	50,463	18,958,949
		56,355,474
Chemicals 0.5%
Sika AG	12,054	4,021,943
Computers 0.1%
Arctic Wolf Networks, Inc.*(a)(b)(f)	90,909	999,999
Electronic Equipment, Instruments & Components 1.7%
Zebra Technologies Corp. Class A*	31,044	12,831,727
Entertainment 3.4%
Live Nation Entertainment, Inc.*	104,895	12,673,414
Universal Music Group NV	311,833	7,108,235
Warner Music Group Corp. Class A	152,956	5,540,066
		25,321,715
Health Care Providers & Services 2.1%
UnitedHealth Group, Inc.	33,894	16,129,138
Hotels, Restaurants & Leisure 6.5%
Entain PLC*	1,070,884	24,192,198
Expedia Group, Inc.*	87,448	17,149,427
Sweetgreen, Inc. Class A*(a)(f)	302,618	7,332,434
		48,674,059
	Number of Shares	Value
Interactive Media & Services 5.4%
Alphabet, Inc. Class C*	15,191	$40,982,584
IT Services 11.8%
Accenture PLC Class A	69,230	21,878,064
EPAM Systems, Inc.*	71,360	14,825,040
Globant SA*	27,151	7,439,374
Mastercard, Inc. Class A	34,945	12,608,855
Snowflake, Inc. Class A*	51,351	13,641,907
Thoughtworks Holding, Inc.*	755,214	17,264,192
Thoughtworks Holding, Inc.*(a)(f)	65,851	1,498,110
		89,155,542
Personal Products 4.5%
Estee Lauder Cos., Inc. Class A	38,177	11,312,990
L'Oreal SA	55,943	22,267,756
		33,580,746
Professional Services 1.2%
Recruit Holdings Co. Ltd.	215,400	9,092,075
Road & Rail 3.4%
CSX Corp.	340,867	11,558,800
Union Pacific Corp.	56,552	13,908,964
		25,467,764
Semiconductors & Semiconductor Equipment 2.7%
Marvell Technology, Inc.	135,045	9,227,625
NVIDIA Corp.	46,622	11,368,775
		20,596,400
Software 21.7%
AvidXchange Holdings, Inc.*(a)(f)	204,040	1,920,016
Bill.com Holdings, Inc.*	46,074	10,960,083
	Number of Shares	Value
Constellation Software, Inc.	24,405	$41,130,560
Datadog, Inc. Class A*	23,502	3,786,407
HubSpot, Inc.*	16,674	8,753,850
Intuit, Inc.	21,762	10,323,240
Microsoft Corp.	205,764	61,480,226
Palo Alto Networks, Inc.*	16,037	9,529,987
Topicus.com, Inc.*	46,495	3,269,140
Trade Desk, Inc. Class A*	145,036	12,374,472
		163,527,981
Specialty Retail 5.9%
Bath & Body Works, Inc.	311,590	16,629,558
Floor & Decor Holdings, Inc. Class A*	81,334	7,777,157
Ulta Beauty, Inc.*	54,544	20,426,728
		44,833,443
Textiles, Apparel & Luxury Goods 10.9%
Hermes International	8,089	11,264,678
Lululemon Athletica, Inc.*	30,710	9,825,358
LVMH Moet Hennessy Louis Vuitton SE	57,294	42,392,557
Pandora A/S	93,010	9,613,697
Puma SE	98,102	9,017,541
		82,113,831
Trading Companies & Distributors 2.9%
IMCD NV(c)	136,308	22,115,269
Total Common Stocks (Cost $673,725,591)		744,448,715
Preferred Stocks 0.4%
IT Services 0.1%
Druva, Inc. Ser. 5*(a)(b)(f)	106,691	999,993

See Notes to Financial Statements

Schedule of Investments Focus Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Software 0.1%
Videoamp, Inc. Ser. F1*(a)(b)(f)	63,363	$999,995
Textiles, Apparel & Luxury Goods 0.2%
Fabletics LLC Ser. G*(a)(b)(f)	1,000	1,000,000
Total Preferred Stocks (Cost $2,999,995)		2,999,988
Short-Term Investments 1.5%
Investment Companies 1.5%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(d)	8,445,940	8,445,940
	Number of Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.06%(d)(e)	3,099,422	$3,099,422
Total Short-Term Investments (Cost $11,545,362)		11,545,362
Total Investments 100.5% (Cost $688,270,948)		758,994,065
Liabilities Less Other Assets (0.5)%		(4,098,027)
Net Assets 100.0%		$754,896,038

*  Non-income producing security.

(a)  Security fair valued as of February 28, 2022 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at February 28, 2022 amounted to $14,750,547, which represents 2.0% of net assets of the Fund.

(b)  Value determined using significant unobservable inputs.

(c)  All or a portion of this security is on loan at February 28, 2022. Total value of all such securities at February 28, 2022 amounted to $3,047,996 for the Fund (see Note A of the Notes to Financial Statements).

(d)  Represents 7-day effective yield as of February 28, 2022.

(e)  Represents investment of cash collateral received from securities lending.

(f)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale.

See Notes to Financial Statements

Schedule of Investments Focus Fund^ (Unaudited) (cont'd)

At February 28, 2022, these securities amounted to $14,750,547, which represents 2.0% of net assets of the Fund.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of 02/28/2022	Fair Value Percentage of Net Assets as of 02/28/2022
Arctic Wolf Networks, Inc.	12/31/2021	$999,999	0.1%	$999,999	0.1%
AvidXchange Holdings, Inc.	4/7/2020	2,500,102	0.4%	1,920,016	0.3%
Druva, Inc. (Ser. 5 Preferred Shares)	4/1/2021	1,000,000	0.1%	999,993	0.1%
Fabletics LLC (Ser. G Preferred Shares)	1/10/2022	1,000,000	0.1%	1,000,000	0.2%
Sweetgreen, Inc. Ser. A	11/30/2018	3,000,000	0.4%	6,057,500	0.8%
	9/13/2019	464,282	0.1%	657,869	0.1%
	1/21/2021	353,030	0.0%	617,065	0.1%
Thoughtworks Holding, Inc.	6/23/2021	1,000,000	0.1%	1,498,110	0.2%
Videoamp, Inc. (Ser. F1 Preferred Shares)	1/4/2022	999,995	0.1%	999,995	0.1%
Total		$11,317,408	1.4%	$14,750,547	2.0%

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$493,314,029	65.4%
France	91,097,745	12.1%
United Kingdom	41,887,689	5.5%
Canada	41,130,560	5.4%
Netherlands	32,492,644	4.3%
Germany	24,798,321	3.3%
Denmark	9,613,697	1.3%
Japan	9,092,075	1.2%
Switzerland	4,021,943	0.5%
Short-Term Investments and Other Liabilities—Net	7,447,335	1.0%
	$754,896,038	100.0%

See Notes to Financial Statements

Schedule of Investments Focus Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Computers	$—	$—	$999,999	$999,999
Hotels, Restaurants & Leisure	41,341,625	7,332,434	—	48,674,059
IT Services	87,657,432	1,498,110	—	89,155,542
Professional Services	—	9,092,075	—	9,092,075
Software	161,607,965	1,920,016	—	163,527,981
Other Common Stocks(a)	432,999,059	—	—	432,999,059
Total Common Stocks	723,606,081	19,842,635	999,999	744,448,715
Preferred Stocks(a)	—	—	2,999,988	2,999,988
Short-Term Investments	—	11,545,362	—	11,545,362
Total Investments	$723,606,081	$31,387,997	$3,999,987	$758,994,065

(a)  The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2021	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/28/2022	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2022
Investments in Securities:
(000's omitted)
Common Stocks(c)	$756	$—	$—	$(256)	$1,000	$—	$—	$(500)	$1,000	$(256)
Preferred Stocks(c)	9,456	—	—	(1,639)	2,000	—	—	(6,817)	3,000	(1,639)
Warrants(f)	—	—	—	—	—	—	—	—	—	—
Total	$10,212	$—	$—	$(1,895)	$3,000	$—	$—	$(7,317)	$4,000	$(1,895)

See Notes to Financial Statements

Schedule of Investments Focus Fund^ (Unaudited) (cont'd)

(c)  Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 2/28/2022	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(d)	Impact to valuation from increase in input(e)
Common Stocks	$999,999	Market Approach	Transaction Price	$11.00 - $67.84	$65.95	Increase
Preferred Stocks	2,999,988	Market Approach	Transaction Price	$9.37 - $1,000.00	$341.72	Increase

(d)  The weighted averages disclosed in the table above were weighted by relative fair value.

(e)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(f)  At the beginning of the period, these investments were valued in accordance with procedures approved by the Board of Trustees. The Fund no longer held these investments at February 28, 2022 and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Genesis Fund^ (Unaudited) February 28, 2022

	Number of Shares	Value
Common Stocks 99.2%
Air Freight & Logistics 0.8%
Forward Air Corp.	883,092	$91,117,433
Airlines 0.6%
Allegiant Travel Co.*	425,856	74,137,271
Auto Components 3.2%
Fox Factory Holding Corp.*	1,565,700	184,783,914
LCI Industries	886,959	110,444,135
XPEL, Inc.*	972,286	70,587,963
		365,816,012
Banks 10.5%
Bank of Hawaii Corp.	1,698,928	146,413,615
BOK Financial Corp.	968,375	99,452,112
Columbia Banking System, Inc.	1,578,052	57,804,045
Community Bank System, Inc.	1,737,722	126,749,443
Cullen/Frost Bankers, Inc.	1,070,610	150,666,945
CVB Financial Corp.	3,665,105	86,423,176
First Financial Bankshares, Inc.	2,813,706	134,832,792
First Hawaiian, Inc.	2,141,319	62,248,143
Glacier Bancorp, Inc.	2,472,770	136,991,458
Lakeland Financial Corp.	1,008,568	80,897,239
Prosperity Bancshares, Inc.	1,207,652	89,921,768
Stock Yards Bancorp, Inc.	437,549	23,395,745
		1,195,796,481
Biotechnology 0.3%
Abcam PLC*	2,415,105	40,174,317
Building Products 1.7%
AAON, Inc.	1,948,929	114,129,282
CSW Industrials, Inc.	669,020	80,503,177
		194,632,459
	Number of Shares	Value
Capital Markets 2.2%
Artisan Partners Asset Management, Inc. Class A	876,527	$33,404,444
Hamilton Lane, Inc. Class A	533,773	41,687,671
Houlihan Lokey, Inc.	782,732	80,511,814
MarketAxess Holdings, Inc.	249,738	95,257,565
		250,861,494
Chemicals 1.4%
Chase Corp.(a)	562,645	51,667,690
Quaker Chemical Corp.	604,852	112,266,580
		163,934,270
Commercial Services & Supplies 3.5%
Driven Brands Holdings, Inc.*	2,638,621	77,496,299
IAA, Inc.*	2,538,175	93,252,550
MSA Safety, Inc.	994,782	138,374,176
Rollins, Inc.	2,880,250	93,982,557
		403,105,582
Communications Equipment 1.0%
NetScout Systems, Inc.*	3,679,754	114,550,742
Construction & Engineering 1.1%
Valmont Industries, Inc.	568,554	123,063,513
Construction Materials 1.2%
Eagle Materials, Inc.	987,760	135,155,201
Containers & Packaging 0.9%
AptarGroup, Inc.	872,697	106,364,310
Distributors 3.1%
Pool Corp.	782,276	358,736,128
Diversified Consumer Services 0.9%
Bright Horizons Family Solutions, Inc.*	781,733	102,125,599
	Number of Shares	Value
Electronic Equipment, Instruments & Components 5.3%
Advanced Energy Industries, Inc.	462,953	$39,744,515
Cognex Corp.	1,491,040	100,734,662
Littelfuse, Inc.	600,366	155,020,505
National Instruments Corp.	1,003,726	40,299,599
Novanta, Inc.*	1,297,737	177,309,806
Zebra Technologies Corp. Class A*	219,520	90,736,397
		603,845,484
Food & Staples Retailing 0.5%
Grocery Outlet Holding Corp.*	2,240,021	62,294,984
Food Products 1.1%
Lancaster Colony Corp.	548,823	92,317,517
Utz Brands, Inc.	2,183,947	33,305,192
		125,622,709
Health Care Equipment & Supplies 3.5%
Atrion Corp.(a)	139,876	100,075,683
Haemonetics Corp.*	2,128,646	122,844,161
IDEXX Laboratories, Inc.*	179,218	95,406,702
Neogen Corp.*	1,873,010	66,866,457
UFP Technologies, Inc.*	272,496	18,840,373
		404,033,376
Health Care Providers & Services 1.5%
Chemed Corp.	365,116	174,631,332
Health Care Technology 0.9%
Certara, Inc.*	891,024	22,578,548
Definitive Healthcare Corp.*	1,358,459	31,407,572
Simulations Plus, Inc.(a)	1,134,296	44,679,920
		98,666,040
Hotels, Restaurants & Leisure 1.0%
Texas Roadhouse, Inc.	1,156,689	109,781,353

See Notes to Financial Statements

Schedule of Investments Genesis Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Household Products 1.9%
Church & Dwight Co., Inc.	1,013,657	$99,186,337
WD-40 Co.	535,374	113,440,397
		212,626,734
Insurance 1.4%
AMERISAFE, Inc.(a)	971,541	45,759,581
RLI Corp.	1,105,993	112,258,290
		158,017,871
IT Services 1.5%
Computer Services, Inc.	1,057,035	57,640,118
Jack Henry & Associates, Inc.	641,321	113,385,553
		171,025,671
Leisure Products 0.8%
Hayward Holdings, Inc.*	4,876,317	87,237,311
Life Sciences Tools & Services 5.8%
Bio-Techne Corp.	699,877	293,535,412
ICON PLC*	397,800	94,680,378
West Pharmaceutical Services, Inc.	697,095	269,831,533
		658,047,323
Machinery 6.7%
Graco, Inc.	1,337,094	96,391,107
Kadant, Inc.	568,649	112,222,880
Lindsay Corp.(a)	552,762	72,527,902
Nordson Corp.	477,741	108,203,559
Omega Flex, Inc.	309,713	44,985,813
RBC Bearings, Inc.*	953,008	184,740,601
Toro Co.	1,558,626	146,214,705
		765,286,567
Media 3.9%
Cable One, Inc.	69,679	99,839,555
Nexstar Media Group, Inc. Class A	1,338,296	247,651,675
TechTarget, Inc.*	1,206,561	94,570,251
		442,061,481
Professional Services 4.1%
Exponent, Inc.	1,991,227	188,688,671
FTI Consulting, Inc.*	844,353	123,275,538
Tetra Tech, Inc.	999,034	158,616,628
		470,580,837
	Number of Shares	Value
Real Estate Management & Development 1.3%
FirstService Corp.	1,046,185	$148,840,740
Semiconductors & Semiconductor Equipment 7.1%
CMC Materials, Inc.	1,203,161	223,102,144
FormFactor, Inc.*	951,878	38,541,540
Lattice Semiconductor Corp.*	3,328,228	208,413,637
MKS Instruments, Inc.	825,869	124,375,872
Power Integrations, Inc.	2,433,972	219,057,480
		813,490,673
Software 11.8%
Altair Engineering, Inc. Class A*	935,442	62,132,058
American Software, Inc. Class A(a)	2,055,570	45,160,873
Aspen Technology, Inc.*	1,595,985	243,244,074
Fair Isaac Corp.*	400,200	188,570,238
Manhattan Associates, Inc.*	1,736,791	232,174,221
Model N, Inc.*(a)	2,231,577	54,874,478
Qualys, Inc.*	1,461,553	183,147,206
SPS Commerce, Inc.*	1,390,114	180,506,303
Tyler Technologies, Inc.*	284,044	121,644,684
Vertex, Inc. Class A*(a)	2,324,238	32,376,635
		1,343,830,770
Specialty Retail 4.3%
Asbury Automotive Group, Inc.*	825,739	160,284,197
Floor & Decor Holdings, Inc. Class A*	1,122,698	107,352,383
Lithia Motors, Inc.	297,779	101,489,039
	Number of Shares	Value
Petco Health & Wellness Co., Inc.*	2,365,175	$41,437,866
Tractor Supply Co.	404,616	82,456,695
		493,020,180
Trading Companies & Distributors 2.4%
Richelieu Hardware Ltd.	1,706,139	65,191,571
SiteOne Landscape Supply, Inc.*	471,763	81,346,094
Transcat, Inc.*(a)	485,260	38,073,500
Watsco, Inc.	348,767	95,234,317
		279,845,482
Total Common Stocks (Cost $5,423,952,281)		11,342,357,730
Short-Term Investments 0.8%
Investment Companies 0.8%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(b)	5,623,560	5,623,560
State Street Institutional Treasury Plus Money Market Fund Premier Class, 0.02%(b)	90,460,723	90,460,723
Total Short-Term Investments (Cost $96,084,283)		96,084,283
Total Investments 100.0% (Cost $5,520,036,564)		11,438,442,013
Liabilities Less Other Assets (0.0)%(c)		(2,956,903)
Net Assets 100.0%		$11,435,485,110

See Notes to Financial Statements

Schedule of Investments Genesis Fund^ (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Affiliated company (see Note F of the Notes to Financial Statements).

(b)  Represents 7-day effective yield as of February 28, 2022.

(c)  Represents less than 0.05% of net assets of the Fund.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$11,342,357,730	$—	$—	$11,342,357,730
Short-Term Investments	—	96,084,283	—	96,084,283
Total Investments	$11,342,357,730	$96,084,283	$—	$11,438,442,013

(a)  The Schedule of Investments provides information on the industry or sector categorization.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund^ (Unaudited)
February 28, 2022

	Number of Shares	Value
Common Stocks 97.3%
Australia 4.0%
Charter Hall Long Wale REIT	19,771	$73,755
Dexus	5,865	46,427
Scentre Group	23,546	52,310
		172,492
Canada 5.6%
Brookfield Asset Management, Inc. Class A	1,016	55,525
Canadian Apartment Properties REIT	915	38,087
RioCan REIT	3,737	74,062
Summit Industrial Income REIT	4,136	70,255
		237,929
France 1.0%
ARGAN SA	343	41,151
Germany 1.0%
Vonovia SE	811	43,194
Hong Kong 5.2%
Sun Hung Kai Properties Ltd.	8,269	96,133
Swire Properties Ltd.	47,600	123,785
		219,918
Japan 10.2%
LaSalle Logiport REIT	62	88,941
Mitsubishi Estate Co. Ltd.	8,385	128,024
Mitsui Fudosan Logistics Park, Inc.	20	91,332
Nomura Real Estate Holdings, Inc.	5,015	124,867
		433,164
	Number of Shares	Value
Singapore 2.8%
Mapletree Commercial Trust	28,600	$38,354
UOL Group Ltd.	15,500	80,328
		118,682
Spain 1.0%
Cellnex Telecom SA(a)	951	43,335
United Kingdom 8.8%
Land Securities Group PLC	4,711	50,192
Safestore Holdings PLC	7,412	126,577
Segro PLC	4,981	86,966
UNITE Group PLC	7,713	110,506
		374,241
United States 57.7%
American Homes 4 Rent Class A	963	36,604
American Tower Corp.	876	198,738
Apartment Income REIT Corp.	1,363	70,344
Boston Properties, Inc.	391	47,823
Crown Castle International Corp.	876	145,933
Digital Realty Trust, Inc.	468	63,143
DigitalBridge Group, Inc.*	5,631	40,825
Douglas Emmett, Inc.	818	25,931
Duke Realty Corp.	1,618	85,754
Equinix, Inc.	171	121,364
Equity LifeStyle Properties, Inc.	1,168	87,156
Equity Residential	1,616	137,845
Essex Property Trust, Inc.	288	91,345
Extra Space Storage, Inc.	438	82,410
Healthcare Trust of America, Inc. Class A	1,445	42,469
	Number of Shares	Value
Healthpeak Properties, Inc.	1,719	$53,392
Invitation Homes, Inc.	1,340	50,652
Kilroy Realty Corp.	562	40,250
Kimco Realty Corp.	3,400	80,002
Prologis, Inc.	1,757	256,258
Public Storage	365	129,582
Retail Opportunity Investments Corp.	1,234	22,409
Rexford Industrial Realty, Inc.	465	32,610
SBA Communications Corp.	261	79,185
Simon Property Group, Inc.	788	108,397
Spirit Realty Capital, Inc.	1,004	46,556
Sun Communities, Inc.	285	51,585
VICI Properties, Inc.	1,910	53,404
Welltower, Inc.	1,213	101,031
Weyerhaeuser Co.	1,781	69,245
		2,452,242
Total Common Stocks (Cost $3,918,109)		4,136,348
Short-Term Investments 3.9%
Investment Companies 3.9%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(b) (Cost $165,856)	165,856	165,856
Total Investments 101.2% (Cost $4,083,965)		4,302,204
Liabilities Less Other Assets (1.2)%		(49,887)
Net Assets 100.0%		$4,252,317

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2022 amounted to $43,335, which represents 1.0% of net assets of the Fund.

(b)  Represents 7-day effective yield as of February 28, 2022.

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund^ (Unaudited) (cont'd)

POSITIONS BY SECTOR

Sector	Investments at Value	Percentage of Net Assets
Specialty REITs	$1,345,345	31.6%
Industrial & Office REITs	824,757	19.4%
Residential REITs	674,124	15.9%
Real Estate Holding & Development	651,856	15.3%
Retail REITs	422,090	9.9%
Diversified REITs	164,772	3.9%
Hotel & Lodging REITs	53,404	1.3%
Short-Term Investments and Other Liabilities—Net	115,969	2.7%
	$4,252,317	100.0%

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Australia	$—	$172,492	$—	$172,492
Hong Kong	—	219,918	—	219,918
Japan	91,332	341,832	—	433,164
Singapore	—	118,682	—	118,682
Other Common Stocks(a)	3,192,092	—	—	3,192,092
Total Common Stocks	3,283,424	852,924	—	4,136,348
Short-Term Investments	—	165,856	—	165,856
Total Investments	$3,283,424	$1,018,780	$—	$4,302,204

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Sector summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund^ (Unaudited)
February 28, 2022

	Number of Shares	Value
Common Stocks 95.8%
Air Freight & Logistics 0.9%
Milkyway Chemical Supply Chain Service Co. Ltd. Class A	21,937	$463,704
Banks 5.8%
China Merchants Bank Co. Ltd., H Shares	344,000	2,899,681
Beverages 3.9%
China Resources Beer Holdings Co. Ltd.	246,000	1,950,633
Biotechnology 1.5%
Akeso, Inc.*(a)(b)	284,666	751,730
Chemicals 20.7%
Jiangsu Eastern Shenghong Co. Ltd. Class A	910,000	2,764,067
Satellite Chemical Co. Ltd.	345,018	2,476,265
Wanhua Chemical Group Co. Ltd. Class A	158,000	2,394,380
Yunnan Energy New Material Co. Ltd. Class A	65,700	2,725,230
		10,359,942
Construction Materials 2.0%
China National Building Material Co. Ltd., H Shares	790,000	1,013,434
Electrical Equipment 2.5%
JL Mag Rare-Earth Co. Ltd. Class A	184,000	1,146,002
JL Mag Rare-Earth Co. Ltd., H Shares*	21,800	83,411
		1,229,413
Electronic Equipment, Instruments & Components 2.5%
Luxshare Precision Industry Co. Ltd., Class A	177,000	1,228,628
	Number of Shares	Value
Food Products 6.2%
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	493,000	$3,095,113
Household Durables 12.5%
Chervon Holdings Ltd*	20,800	179,131
Haier Smart Home Co. Ltd., H Shares	855,200	2,996,689
Man Wah Holdings Ltd.	620,400	728,857
Midea Group Co. Ltd. Class A	222,013	2,360,612
		6,265,289
Insurance 3.6%
China Pacific Insurance Group Co. Ltd., H Shares	640,000	1,782,129
Interactive Media & Services 4.5%
Tencent Holdings Ltd.	42,200	2,277,167
Internet & Direct Marketing Retail 7.1%
Alibaba Group Holding Ltd.*	198,600	2,614,345
JD.com, Inc., Class A*(c)	27,009	964,746
		3,579,091
Machinery 2.5%
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class A	1,100,050	1,233,418
Marine 1.3%
SITC International Holdings Co. Ltd.(b)	156,000	643,213
Oil, Gas & Consumable Fuels 1.1%
Oriental Energy Co. Ltd. Class A	300,000	558,215
Pharmaceuticals 4.2%
CanSino Biologics, Inc., H Shares*(a)	13,600	245,798
CSPC Pharmaceutical Group Ltd.	1,576,000	1,868,131
		2,113,929
	Number of Shares	Value
Real Estate Management & Development 4.3%
China Resources Land Ltd.	430,000	$2,091,648
Shimao Services Holdings Ltd.(a)(b)	97,000	70,890
		2,162,538
Road & Rail 1.2%
Full Truck Alliance Co. Ltd. ADR*	65,134	600,535
Semiconductors & Semiconductor Equipment 2.1%
ACM Research, Inc. Class A*	12,873	1,060,993
Software 1.7%
Beijing Kingsoft Office Software, Inc. Class A	24,534	833,115
Specialty Retail 3.7%
China Yongda Automobiles Services Holdings Ltd.	1,610,000	1,878,390
Total Common Stocks (Cost $50,117,998)		47,980,300
Short-Term Investments 0.1%
Investment Companies 0.1%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(b)(d) (Cost $75,273)	75,273	75,273
Total Investments 95.9% (Cost $50,193,271)		48,055,573
Other Assets Less Liabilities 4.1%		2,046,176
Net Assets 100.0%		$50,101,749

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2022 amounted to $1,068,418, which represents 2.1% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund^ (Unaudited) (cont'd)

(b)  All or a portion of this security is segregated in connection with obligations for delayed delivery securities with a total value of $226,102.

(c)  All or a portion of this security was purchased on a delayed delivery basis.

(d)  Represents 7-day effective yield as of February 28, 2022.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Air Freight & Logistics	$—	$463,704	$—	$463,704
Banks	—	2,899,681	—	2,899,681
Beverages	—	1,950,633	—	1,950,633
Biotechnology	—	751,730	—	751,730
Chemicals	—	10,359,942	—	10,359,942
Construction Materials	—	1,013,434	—	1,013,434
Electrical Equipment	83,411	1,146,002	—	1,229,413
Electronic Equipment, Instruments & Components	—	1,228,628	—	1,228,628
Food Products	—	3,095,113	—	3,095,113
Household Durables	179,131	6,086,158	—	6,265,289
Insurance	—	1,782,129	—	1,782,129
Interactive Media & Services	—	2,277,167	—	2,277,167
Internet & Direct Marketing Retail	—	3,579,091	—	3,579,091
Machinery	—	1,233,418	—	1,233,418
Marine	—	643,213	—	643,213
Oil, Gas & Consumable Fuels	—	558,215	—	558,215
Pharmaceuticals	—	2,113,929	—	2,113,929
Real Estate Management & Development	—	2,162,538	—	2,162,538
Software	—	833,115	—	833,115
Specialty Retail	—	1,878,390	—	1,878,390
Other Common Stocks(a)	1,661,528	—	—	1,661,528
Total Common Stocks	1,924,070	46,056,230	—	47,980,300
Short-Term Investments	—	75,273	—	75,273
Total Investments	$1,924,070	$46,131,503	$—	$48,055,573

(a)  The Schedule of Investments provides information on the industry or sector categorization.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Consolidated Schedule of Investments Guardian Fund^ (Unaudited) February 28, 2022

	Number of Shares	Value
Common Stocks 96.8%
Banks 2.4%
JPMorgan Chase & Co.	312,875	$44,365,675
Beverages 2.1%
Keurig Dr Pepper, Inc.	991,229	38,330,825
Capital Markets 6.4%
BlackRock, Inc.	17,550	13,055,270
Brookfield Asset Management, Inc. Class A	482,213	26,348,118
CME Group, Inc.	143,987	34,057,245
S&P Global, Inc.	121,652	45,704,658
		119,165,291
Chemicals 2.4%
Air Products & Chemicals, Inc.	52,429	12,388,973
Ashland Global Holdings, Inc.	341,079	31,474,770
		43,863,743
Commercial Services & Supplies 2.9%
LegalZoom.com, Inc.*	1,533,266	23,934,282
Waste Management, Inc.	212,924	30,746,226
		54,680,508
Computers 0.1%
Arctic Wolf Networks, Inc.*(a)(b)(g)	90,909	999,999
Containers & Packaging 0.7%
Avery Dennison Corp.	72,003	12,686,929
Diversified Consumer Services 0.1%
European Wax Center, Inc. Class A*	49,745	1,237,158
Diversified Financial Services 2.0%
Apollo Global Management, Inc.	556,385	36,309,685
Electric Utilities 1.7%
NextEra Energy, Inc.	404,770	31,681,348
Electronic Equipment, Instruments & Components 3.0%
CDW Corp.	194,757	33,587,792
TE Connectivity Ltd.	152,903	21,777,975
		55,365,767
	Number of Shares	Value
Entertainment 1.7%
Activision Blizzard, Inc.	276,543	$22,538,254
Spotify Technology SA*	57,846	9,034,967
		31,573,221
Equity Real Estate Investment Trusts 1.2%
SBA Communications Corp.	75,938	23,038,830
Food & Staples Retailing 2.5%
Costco Wholesale Corp.	45,251	23,496,582
Walmart, Inc.	171,202	23,139,662
		46,636,244
Food Products 0.7%
Lamb Weston Holdings, Inc.	202,237	13,434,604
Health Care Equipment & Supplies 1.6%
Medtronic PLC	277,102	29,092,939
Health Care Providers & Services 2.4%
UnitedHealth Group, Inc.	95,041	45,227,161
Hotels, Restaurants & Leisure 3.8%
First Watch Restaurant Group, Inc.*	69,072	1,002,235
McDonald's Corp.	207,105	50,693,091
Sweetgreen, Inc. Class A*(a)(g)	748,702	18,141,049
		69,836,375
Interactive Media & Services 7.4%
Alphabet, Inc. Class A*	38,058	102,799,986
Meta Platforms, Inc. Class A*	162,803	34,356,317
		137,156,303
Internet & Direct Marketing Retail 5.0%
Amazon.com, Inc.*	22,286	68,446,100
Chewy, Inc. Class A*(c)	511,585	24,116,117
		92,562,217
IT Services 3.8%
Fidelity National Information Services, Inc.	90,100	8,580,223
Mastercard, Inc. Class A	69,405	25,042,712
Okta, Inc.*	72,687	13,290,091
Visa, Inc. Class A	111,247	24,042,702
		70,955,728
	Number of Shares	Value
Life Sciences Tools & Services 2.3%
Thermo Fisher Scientific, Inc.	78,616	$42,767,104
Oil, Gas & Consumable Fuels 0.1%
Venture Global LNG, Inc. Ser. C*(a)(b)(g)	329	2,873,157
Pharmaceuticals 1.3%
Johnson & Johnson	141,906	23,353,470
Professional Services 2.6%
Dun & Bradstreet Holdings, Inc.*	966,615	17,940,374
Equifax, Inc.	141,461	30,886,595
		48,826,969
Road & Rail 2.1%
Uber Technologies, Inc.*	326,720	11,771,722
Union Pacific Corp.	113,109	27,819,158
		39,590,880
Semiconductors & Semiconductor Equipment 1.1%
Analog Devices, Inc.	126,225	20,232,605
Software 19.6%
Adobe, Inc.*	68,533	32,051,513
Anaplan, Inc.*	361,080	17,104,360
Atlassian Corp. PLC Class A*	57,707	17,642,184
AvidXchange Holdings, Inc.*(c)	438,230	4,220,155
AvidXchange, Inc.*(a)(g)	979,360	9,215,778
DoubleVerify Holdings, Inc.*	216,382	5,982,962
Grammarly, Inc.*(a)(b)(g)	106,995	2,804,542
Intuit, Inc.	21,829	10,355,023
Microsoft Corp.	389,931	116,507,483
Paycor HCM, Inc.*	999,168	28,046,646
salesforce.com, Inc.*	189,685	39,934,383
ServiceNow, Inc.*	62,891	36,471,749
Workday, Inc. Class A*	108,861	24,934,612
Zendesk, Inc.*	156,303	18,235,871
		363,507,261
Specialty Retail 8.3%
Fanatics Holdings, Inc. Class A*(a)(b)(g)	1,297,807	88,043,227
Home Depot, Inc.	99,149	31,314,229
TJX Cos., Inc.	513,716	33,956,627
		153,314,083

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Guardian Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Technology Hardware, Storage & Peripherals 4.6%
Apple, Inc.	516,908	$85,351,849
Textiles, Apparel & Luxury Goods 0.9%
NIKE, Inc. Class B	127,632	17,428,150
Total Common Stocks (Cost $1,113,977,422)		1,795,446,078
Preferred Stocks 1.2%
Capital Markets 0.1%
Savage X, Inc. Ser. C*(a)(b)(g)	20,788	1,000,028
IT Services 0.4%
Druva, Inc. Ser. 4*(a)(b)(g)	287,787	2,697,370
Druva, Inc. Ser. 5*(a)(b)(g)	461,441	4,324,994
		7,022,364
Software 0.3%
Grammarly, Inc. Ser. 3*(a)(b)(g)	33,179	869,685
Signifyd, Inc. Ser. A*(a)(b)(g)	39,343	983,181
Signifyd, Inc. Ser. Seed*(a)(b)(g)	90,310	2,255,944
Videoamp, Inc. Ser. F1*(a)(b)(g)	82,373	1,300,011
		5,408,821
	Number of Shares	Value
Textiles, Apparel & Luxury Goods 0.3%
Fabletics LLC Ser. G*(a)(b)(g)	7,000	$7,000,000
	Number of Units
Entertainment 0.1%
A24 Films LLC*(a)(b)(g)	8,256	940,028
Total Preferred Stocks (Cost $19,994,511)		21,371,241
Master Limited Partnerships and Limited Partnerships 0.4%
Oil, Gas & Consumable Fuels 0.4%
Enterprise Products Partners L.P. (Cost $8,588,365)	353,984	8,644,289
	Number of Shares
Warrants 0.0%(d)
Food Products 0.0%(d)
Whole Earth Brands, Inc. Expires 6/25/2025* (Cost $204,203)	142,005	112,184
	Number of Shares	Value
Short-Term Investments 2.7%
Investment Companies 2.7%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(e)	27,154,429	$27,154,429
State Street Navigator Securities Lending Government Money Market Portfolio, 0.06%(e)(f)	23,424,052	23,424,052
Total Short-Term Investments (Cost $50,578,481)		50,578,481
Total Investments 101.1% (Cost $1,194,283,010)		1,876,152,273
Liabilities Less Other Assets (1.1)%		(20,793,417)
Net Assets 100.0%		$1,855,358,856

*  Non-income producing security.

(a)  Security fair valued as of February 28, 2022 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at February 28, 2022 amounted to $143,448,993, which represents 7.7% of net assets of the Fund.

(b)  Value determined using significant unobservable inputs.

(c)  All or a portion of this security is on loan at February 28, 2022. Total value of all such securities at February 28, 2022 amounted to $25,365,806 for the Fund (see Note A of the Notes to Financial Statements).

(d)  Represents less than 0.05% of net assets of the Fund.

(e)  Represents 7-day effective yield as of February 28, 2022.

(f)  Represents investment of cash collateral received from securities lending.

(g)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale. At February 28, 2022, these securities amounted to $143,448,993, which represents 7.7% of net assets of the Fund.

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Guardian Fund^ (Unaudited) (cont'd)

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of 2/28/2022	Fair Value Percentage of Net Assets as of 2/28/2022
A24 Films LLC (Preferred Units)	2/25/2022	$940,028	0.1%	$940,028	0.1%
Arctic Wolf Networks, Inc.	12/31/2021	999,999	0.1%	999,999	0.1%
AvidXchange Holdings, Inc.	4/7/2020	12,000,099	0.7%	9,215,778	0.5%
Druva, Inc. (Ser. 4 Preference Shares)	6/14/2019	1,500,003	0.1%	2,697,370	0.2%
Druva, Inc. (Ser. 5 Preference Shares)	4/1/2021	4,325,000	0.2%	4,324,994	0.2%
Fabletics LLC (Ser. G Preferred Shares)	1/10/2022	7,000,000	0.3%	7,000,000	0.3%
Fanatics Holdings, Inc. Class A	8/13/2020	23,499,997	1.6%	88,043,227	4.7%
Grammarly, Inc.	12/23/2021	610,632	0.0%	610,632	0.0%
	1/24/2022	2,193,910	0.1%	2,193,910	0.1%
Grammarly, Inc. (Ser. 3 Preferred Shares)	12/23/2021	189,355	0.0%	189,355	0.0%
	1/24/2022	680,330	0.0%	680,330	0.0%
Savage X, Inc. (Ser. C Preferred Shares)	11/30/2021	1,000,028	0.1%	1,000,028	0.1%
Signifyd, Inc. (Ser. A Preferred Shares)	5/27/2021	1,213,732	0.1%	983,181	0.1%
Signifyd, Inc. (Ser. Seed Preferred Shares)	5/27/2021	2,786,063	0.1%	2,255,944	0.1%
Sweetgreen, Inc. Ser. A	11/30/2018	7,520,004	0.4%	15,184,141	0.8%
	9/13/2019	1,009,430	0.1%	1,430,321	0.1%
	1/21/2021	873,383	0.1%	1,526,587	0.1%
Venture Global LNG, Inc. Ser. C	11/21/2018	2,303,000	0.1%	2,873,157	0.1%
Videoamp, Inc. (Ser. F1 Preferred Shares)	1/4/2022	1,300,011	0.1%	1,300,011	0.1%
Total		$71,945,004	4.3%	$143,448,993	7.7%

Derivative Instruments

Purchased option contracts ("options purchased")

At February 28, 2022, the Fund did not have any outstanding options purchased. For the six months ended February 28, 2022, the average market value for the months where the Fund had options purchased outstanding was $599,263.

Written option contracts ("options written")

At February 28, 2022, the Fund did not have any outstanding options written. For the six months ended February 28, 2022, the average market value for the months where the Fund had options written outstanding was $(632,115).

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Guardian Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Computers	$—	$—	$999,999	$999,999
Hotels, Restaurants & Leisure	51,695,326	18,141,049	—	69,836,375
Oil, Gas & Consumable Fuels	—	—	2,873,157	2,873,157
Software	351,486,941	9,215,778	2,804,542	363,507,261
Specialty Retail	65,270,856	—	88,043,227	153,314,083
Other Common Stocks(a)	1,204,915,203	—	—	1,204,915,203
Total Common Stocks	1,673,368,326	27,356,827	94,720,925	1,795,446,078
Preferred Stocks(a)	—	—	21,371,241	21,371,241
Master Limited Partnerships and Limited Partnerships(a)	8,644,289	—	—	8,644,289
Warrants(a)	112,184	—	—	112,184
Short-Term Investments	—	50,578,481	—	50,578,481
Total Investments	$1,682,124,799	$77,935,308	$116,092,166	$1,876,152,273

(a)  The Consolidated Schedule of Investments provides information on the industry or sector categorization.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2021	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/28/2022	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2022
Investments in Securities: (000's omitted)
Common Stocks(c)	$71,853	$—	$4,769	$23,094	$3,805	$(6,400)	$—	$(2,400)	$94,721	$24,324
Preferred Stocks(c)	36,010	—	—	(6,746)	11,110	—	—	(19,003)	21,371	(761)
Warrants(g)	—	—	—	—	—	—	—	—	—	—
Total	$107,863	$—	$4,769	$16,348	$14,915	$(6,400)	$—	$(21,403)	$116,092	$23,563

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Guardian Fund^ (Unaudited) (cont'd)

(c)  Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 2/28/2022	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(e)	Impact to valuation from increase in input(f)
Common Stocks	$91,847,768	Market Approach	Transaction Price	$11.00-$67.84	$65.95	Increase
Common Stocks	2,873,157	Market Approach	Enterprise value/EBITDA multiple(d) (EV/EBITDA)	11.0x	11.0x	Increase
Preferred Stocks	17,192,087	Market Approach	Transaction Price	$9.37 - $1,000.00	$416.31	Increase
Preferred Stocks	3,239,125	Market Approach	Enterprise value/Revenue multiple(d) (EV/Revenue)	5.6x	5.6x	Increase
			Expected Volatility	70.0%	70.0%	Decrease
			Option Term (Years)	2.5	2.5	Decrease
			Discount Rate	0.3%	0.3%	Decrease
Preferred Units	940,028	Market Approach	Transaction Price	$113.86	$113.86	Increase

(d)  Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(e)  The weighted averages disclosed in the table above were weighted by relative fair value.

(f)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(g)  At the beginning of the period, these investments were valued in accordance with procedures approved by the Board of Trustees. The Fund no longer held these investments at February 28, 2022 and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Consolidated Financial Statements

Schedule of Investments International Equity Fund^ (Unaudited) February 28, 2022

	Number of Shares	Value
Common Stocks 98.2%
Austria 1.6%
BAWAG Group AG*(a)	501,752	$27,026,789
Belgium 0.4%
Azelis Group NV*	297,485	5,989,980
Canada 0.8%
Softchoice Corp.	775,179	13,901,238
China 2.4%
NXP Semiconductors NV	133,273	25,337,863
Shenzhou Int'l Group Holdings Ltd.	858,700	14,423,247
		39,761,110
Finland 1.4%
Nordea Bank Abp	2,011,354	22,440,511
France 7.3%
Air Liquide SA	72,601	12,104,752
Arkema SA	99,200	13,225,006
Bureau Veritas SA	442,384	12,727,948
Exclusive Networks SA*	658,266	10,384,793
Kering SA	42,541	30,389,086
Pernod-Ricard SA	130,712	28,674,619
Teleperformance	30,800	11,461,998
		118,968,202
Germany 9.5%
adidas AG	99,242	23,595,877
Brenntag SE	298,904	25,095,734
Deutsche Boerse AG	71,419	12,227,992
Gerresheimer AG	199,997	14,463,904
HelloFresh SE*	273,759	15,003,823
QIAGEN NV*	499,611	24,825,671
SAP SE	25,052	2,846,033
SAP SE ADR	210,610	23,710,474
Stabilus SA	221,610	13,144,600
		154,914,108
Hong Kong 3.4%
AIA Group Ltd.	1,487,000	15,440,777
Techtronic Industries Co. Ltd.	2,398,300	40,186,048
		55,626,825
	Number of Shares	Value
Ireland 5.7%
CRH PLC	799,714	$36,325,572
Kerry Group PLC Class A	205,320	24,448,832
Smurfit Kappa Group PLC	661,894	33,092,399
		93,866,803
Italy 0.8%
Nexi SpA*(a)(b)	939,383	12,923,781
Japan 13.8%
As One Corp.	101,800	6,154,081
Disco Corp.	46,100	13,052,474
Fujitsu Ltd.	157,200	22,838,641
Koito Manufacturing Co. Ltd.	167,800	8,679,098
MISUMI Group, Inc.	121,100	3,882,183
Nitori Holdings Co. Ltd.	113,600	17,094,316
Olympus Corp.	555,200	11,276,371
Otsuka Corp.	458,500	17,809,756
Sanwa Holdings Corp.	823,600	9,204,314
SCSK Corp.	1,187,000	20,321,970
SMC Corp.	15,475	9,244,286
Sony Group Corp.	302,500	30,907,088
TechnoPro Holdings, Inc.	1,099,500	31,924,598
Terumo Corp.	698,100	22,673,153
		225,062,329
Netherlands 6.5%
AerCap Holdings NV*	364,183	19,822,481
ASML Holding NV	16,821	11,295,578
Heineken NV	330,931	33,536,067
Koninklijke DSM NV	72,115	13,527,698
Koninklijke Philips NV	808,759	27,512,942
		105,694,766
Norway 1.4%
Elopak ASA*	4,962,147	11,256,269
Sbanken ASA(a)	1,107,895	11,448,676
		22,704,945
Singapore 1.4%
DBS Group Holdings Ltd.	937,707	23,574,078
	Number of Shares	Value
Sweden 3.3%
Assa Abloy AB Class B	719,351	$19,107,459
Autoliv, Inc.	395,233	34,784,456
		53,891,915
Switzerland 9.8%
Julius Baer Group Ltd.	281,730	16,527,177
Lonza Group AG	27,664	19,226,947
Novartis AG	292,673	25,638,806
Roche Holding AG	107,726	41,094,691
SIG Combibloc Group AG*	504,270	11,370,956
Sonova Holding AG	52,128	20,291,894
UBS Group AG	1,400,839	25,791,262
		159,941,733
United Kingdom 23.7%
Bunzl PLC	1,182,154	47,084,185
Compass Group PLC	828,265	18,822,336
DCC PLC	375,066	29,484,659
Diageo PLC	590,392	29,502,413
Electro- components PLC	915,058	12,146,614
Fevertree Drinks PLC	423,119	10,634,254
Ibstock PLC(a)	4,976,234	11,915,981
Lloyds Banking Group PLC	32,210,253	20,928,796
London Stock Exchange Group PLC	368,506	32,498,631
Petershill Partners PLC*(a)	5,869,475	16,771,413
Prudential PLC	1,432,894	21,846,120
RELX PLC	1,128,300	34,525,556
Savills PLC	539,202	9,208,114
Smith & Nephew PLC	997,488	17,890,805
St. James's Place PLC	1,008,178	18,981,933
Travis Perkins PLC	625,825	12,269,943
Unilever PLC	521,036	26,114,252
Weir Group PLC	826,557	17,547,180
		388,173,185

See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
United States 5.0%
Aon PLC Class A	76,721	$22,413,273
Ferguson PLC	221,856	33,973,313
Schneider Electric SE	164,618	25,800,296
		82,186,882
Total Common Stocks (Cost $1,444,927,412)		1,606,649,180
Short-Term Investments 2.3%
Investment Companies 2.3%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(c)	32,453,707	32,453,707
	Number of Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.06%(c)(d)	5,064,273	$5,064,273
Total Short-Term Investments (Cost $37,517,980)		37,517,980
Total Investments 100.5% (Cost $1,482,445,392)		1,644,167,160
Liabilities Less Other Assets (0.5)%		(7,583,944)
Net Assets 100.0%		$1,636,583,216

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2022 amounted to $80,086,640, which represents 4.9% of net assets of the Fund.

(b)  The security or a portion of this security is on loan at February 28, 2022. Total value of all such securities at February 28, 2022 amounted to $4,858,721 for the Fund (see Note A of the Notes to Financial Statements).

(c)  Represents 7-day effective yield as of February 28, 2022.

(d)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Trading Companies & Distributors	$156,382,250	9.6%
Capital Markets	122,798,408	7.5%
Banks	105,418,850	6.4%
Beverages	102,347,353	6.3%
Health Care Equipment & Supplies	99,645,165	6.1%
Professional Services	90,640,100	5.6%
IT Services	84,278,941	5.1%
Machinery	84,004,297	5.1%
Textiles, Apparel & Luxury Goods	68,408,210	4.2%
Pharmaceuticals	66,733,497	4.1%
Insurance	59,700,170	3.6%
Life Sciences Tools & Services	58,516,522	3.6%
Containers & Packaging	55,719,624	3.4%
Semiconductors & Semiconductor Equipment	49,685,915	3.0%
Construction Materials	48,241,553	2.9%
Auto Components	43,463,554	2.7%
Chemicals	38,857,456	2.4%
Household Durables	30,907,088	1.9%
Industrial Conglomerates	29,484,659	1.8%
Building Products	28,311,773	1.7%
Software	26,556,507	1.6%
Personal Products	26,114,252	1.6%
Electrical Equipment	25,800,296	1.6%
Food Products	24,448,832	1.5%
Hotels, Restaurants & Leisure	18,822,336	1.2%
Specialty Retail	17,094,316	1.0%
Food & Staples Retailing	15,003,823	0.9%
Electronic Equipment, Instruments & Components	13,901,238	0.8%
Real Estate Management & Development	9,208,114	0.6%
Health Care Providers & Services	6,154,081	0.4%
Short-Term Investments and Other Liabilities—Net	29,934,036	1.8%
	$1,636,583,216	100.0%

See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
China	$25,337,863	$14,423,247	$—	$39,761,110
Hong Kong	—	55,626,825	—	55,626,825
Japan	—	225,062,329	—	225,062,329
Singapore	—	23,574,078	—	23,574,078
Other Common Stocks(a)	1,262,624,838	—	—	1,262,624,838
Total Common Stocks	1,287,962,701	318,686,479	—	1,606,649,180
Short-Term Investments	—	37,517,980	—	37,517,980
Total Investments	$1,287,962,701	$356,204,459	$—	$1,644,167,160

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments International Select Fund^ (Unaudited) February 28, 2022

	Number of Shares	Value
Common Stocks 96.7%
Austria 1.6%
BAWAG Group AG*(a)	51,132	$2,754,217
China 2.7%
NXP Semiconductors NV	13,564	2,578,788
Shenzhou Int'l Group Holdings Ltd.	114,300	1,919,852
		4,498,640
Finland 1.3%
Nordea Bank Abp	203,430	2,269,652
France 5.8%
Air Liquide SA	7,255	1,209,625
Arkema SA	10,009	1,334,366
Kering SA	4,292	3,065,982
Pernod-Ricard SA	12,842	2,817,182
Teleperformance	3,952	1,470,708
		9,897,863
Germany 9.5%
adidas AG	10,024	2,383,316
Brenntag SE	38,172	3,204,890
Deutsche Boerse AG	11,253	1,926,681
Gerresheimer AG	24,269	1,755,149
HelloFresh SE*	27,904	1,529,326
QIAGEN NV*	50,567	2,512,674
SAP SE	3,199	363,422
SAP SE ADR	22,600	2,544,308
		16,219,766
Hong Kong 3.9%
AIA Group Ltd.	204,300	2,121,419
Techtronic Industries Co. Ltd.	269,600	4,517,433
		6,638,852
Ireland 6.0%
CRH PLC	90,717	4,120,657
Kerry Group PLC Class A	20,726	2,467,984
Smurfit Kappa Group PLC	73,858	3,692,643
		10,281,284
Italy 0.8%
Nexi SpA*(a)	94,266	1,296,887
	Number of Shares	Value
Japan 12.4%
Disco Corp.	4,700	$1,330,729
Fujitsu Ltd.	13,900	2,019,447
Koito Manufacturing Co. Ltd.	25,700	1,329,278
MISUMI Group, Inc.	12,400	397,515
Nitori Holdings Co. Ltd.	11,200	1,685,355
Olympus Corp.	76,100	1,545,627
Otsuka Corp.	46,100	1,790,687
SCSK Corp.	120,100	2,056,166
SMC Corp.	2,400	1,433,686
Sony Group Corp.	34,900	3,565,809
TechnoPro Holdings, Inc.	58,700	1,704,387
Terumo Corp.	71,300	2,315,708
		21,174,394
Netherlands 6.5%
AerCap Holdings NV*	36,678	1,996,384
ASML Holding NV	2,273	1,526,357
Heineken NV	33,337	3,378,323
Koninklijke DSM NV	7,295	1,368,433
Koninklijke Philips NV	79,502	2,704,556
		10,974,053
Singapore 1.5%
DBS Group Holdings Ltd.	103,772	2,608,842
Sweden 3.2%
Assa Abloy AB Class B	73,965	1,964,664
Autoliv, Inc.	40,003	3,520,664
		5,485,328
Switzerland 13.1%
Julius Baer Group Ltd.	32,040	1,879,568
Lonza Group AG	3,082	2,142,042
Novartis AG	38,737	3,393,448
Roche Holding AG	13,345	5,090,773
SGS SA	616	1,769,883
SIG Combibloc Group AG*	82,618	1,862,982
Sonova Holding AG	6,843	2,663,778
UBS Group AG	188,089	3,462,962
		22,265,436
	Number of Shares	Value
United Kingdom 23.3%
Bunzl PLC	122,263	$4,869,631
Compass Group PLC	84,424	1,918,537
DCC PLC	44,156	3,471,188
Diageo PLC	59,525	2,974,517
Electro- components PLC	89,955	1,194,076
Fevertree Drinks PLC	56,237	1,413,405
Lloyds Banking Group PLC	3,787,413	2,460,893
London Stock Exchange Group PLC	41,442	3,654,780
Petershill Partners PLC*(a)	598,136	1,709,111
Prudential PLC	153,967	2,347,404
RELX PLC	130,997	4,008,459
Smith & Nephew PLC	78,636	1,410,404
St. James's Place PLC	86,130	1,621,652
Travis Perkins PLC	85,008	1,666,669
Unilever PLC	52,492	2,630,892
Weir Group PLC	104,441	2,217,204
		39,568,822
United States 5.1%
Aon PLC Class A	7,818	2,283,950
Ferguson PLC	21,809	3,339,662
Schneider Electric SE	19,335	3,030,341
		8,653,953
Total Common Stocks (Cost $146,213,497)		164,587,989
Short-Term Investments 2.9%
Investment Companies 2.9%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(b) (Cost $4,853,485)	4,853,485	4,853,485
Total Investments 99.6% (Cost $151,066,982)		169,441,474
Other Assets Less Liabilities 0.4%		733,139
Net Assets 100.0%		$170,174,613

See Notes to Financial Statements

Schedule of Investments International Select Fund^ (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2022 amounted to $5,760,215, which represents 3.4% of net assets of the Fund.

(b)  Represents 7-day effective yield as of February 28, 2022.

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Trading Companies & Distributors	$16,271,312	9.6%
Capital Markets	14,254,754	8.4%
Health Care Equipment & Supplies	10,640,073	6.3%
Beverages	10,583,427	6.2%
Banks	10,093,604	5.9%
Professional Services	8,953,437	5.3%
Machinery	8,565,838	5.0%
Pharmaceuticals	8,484,221	5.0%
Textiles, Apparel & Luxury Goods	7,369,150	4.3%
IT Services	7,163,187	4.2%
Insurance	6,752,773	4.0%
Life Sciences Tools & Services	6,409,865	3.8%
Containers & Packaging	5,555,625	3.3%
Semiconductors & Semiconductor Equipment	5,435,874	3.2%
Auto Components	4,849,942	2.8%
Construction Materials	4,120,657	2.4%
Chemicals	3,912,424	2.3%
Household Durables	3,565,809	2.1%
Industrial Conglomerates	3,471,188	2.0%
Electrical Equipment	3,030,341	1.8%
Software	2,907,730	1.7%
Personal Products	2,630,892	1.5%
Food Products	2,467,984	1.4%
Building Products	1,964,664	1.2%
Hotels, Restaurants & Leisure	1,918,537	1.1%
Specialty Retail	1,685,355	1.0%
Food & Staples Retailing	1,529,326	0.9%
Short-Term Investments and Other Assets—Net	5,586,624	3.3%
	$170,174,613	100.0%

See Notes to Financial Statements

Schedule of Investments International Select Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
China	$2,578,788	$1,919,852	$—	$4,498,640
Hong Kong	—	6,638,852	—	6,638,852
Japan	—	21,174,394	—	21,174,394
Singapore	—	2,608,842	—	2,608,842
Other Common Stocks(a)	129,667,261	—	—	129,667,261
Total Common Stocks	132,246,049	32,341,940	—	164,587,989
Short-Term Investments	—	4,853,485	—	4,853,485
Total Investments	$132,246,049	$37,195,425	$—	$169,441,474

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (Unaudited) February 28, 2022

	Number of Shares	Value
Common Stocks 94.3%
Australia 4.1%
ARB Corp. Ltd.	1,409	$42,798
Corporate Travel Management Ltd.*	2,096	33,425
Hansen Technologies Ltd.	7,748	27,435
Steadfast Group Ltd.	11,907	39,902
		143,560
Belgium 1.3%
Shurgard Self Storage SA	836	47,899
Canada 4.5%
Colliers International Group, Inc.	368	50,533
Descartes Systems Group, Inc.*	347	24,726
Enghouse Systems Ltd.	643	20,997
Kinaxis, Inc.*	246	28,202
Softchoice Corp.(a)	1,838	32,961
		157,419
Denmark 1.5%
Chemometec A/S	191	22,504
Schouw & Co. A/S	336	29,127
		51,631
Finland 0.9%
Kemira OYJ	2,362	31,383
France 8.0%
Chargeurs SA	693	16,349
Esker SA	74	17,466
Exclusive Networks SA*	1,581	24,942
Interparfums SA	658	49,210
Lectra	1,046	49,200
Lumibird*	1,297	30,249
Sopra Steria Group	246	44,132
Tikehau Capital SCA	1,045	27,242
Virbac SA	52	21,339
		280,129
Germany 3.7%
Dermapharm Holding SE	339	24,783
Jenoptik AG	986	35,842
Nexus AG	257	16,886
Stabilus SA	496	29,420
Washtec AG	461	24,811
		131,742
	Number of Shares	Value
Ireland 0.8%
Uniphar PLC	7,737	$28,975
Italy 2.6%
Carel Industries SpA(b)	1,698	41,886
GVS SpA(b)	2,272	22,978
Intercos SpA*	1,845	25,983
		90,847
Japan 22.5%
Aeon Delight Co. Ltd.(a)	1,450	37,647
Amano Corp.	1,500	29,407
Ariake Japan Co. Ltd.	600	29,962
Azbil Corp.	1,000	37,959
CKD Corp.	1,000	17,441
Idec Corp.	1,400	31,087
Kito Corp.	1,600	23,534
Konishi Co. Ltd.	1,500	20,845
Nagaileben Co. Ltd.	900	17,193
Nakanishi, Inc.	1,300	24,298
Nichias Corp.	1,600	36,245
Nihon Parkerizing Co. Ltd.	3,800	32,685
Nohmi Bosai Ltd.	1,800	31,318
NS Solutions Corp.	1,000	31,849
Okamoto Industries, Inc.	700	24,431
Prestige International, Inc.	6,400	38,980
Relo Group, Inc.	1,600	24,082
Roland Corp.	1,100	37,281
Shinnihonseiyaku Co. Ltd.	1,700	20,457
SHO-BOND Holdings Co. Ltd.	1,000	44,798
Shoei Co. Ltd.	1,500	59,556
Simplex Holdings, Inc.*	1,900	27,277
Sun Frontier Fudousan Co. Ltd.	3,400	31,969
Tanseisha Co. Ltd.	4,300	27,474
TKC Corp.	1,200	32,763
Yellow Hat Ltd.	1,400	19,877
		790,415
Jersey 0.9%
Sanne Group PLC*	2,487	30,461
Korea 3.7%
CJ ENM Co. Ltd.	173	18,878
Dentium Co. Ltd.*	424	21,510
Innocean Worldwide, Inc.	431	17,973
Kyung Dong Navien Co. Ltd.	625	23,212
	Number of Shares	Value
NICE Information Service Co. Ltd.*	1,632	$25,334
Vitzrocell Co. Ltd.*	2,102	24,574
		131,481
Netherlands 1.0%
Corbion NV	954	35,214
Norway 2.4%
Borregaard ASA	2,350	51,874
Elopak ASA*	9,268	21,023
Sbanken ASA(b)	1,234	12,752
		85,649
Singapore 1.0%
Haw Par Corp. Ltd.	4,100	35,767
Spain 2.4%
Applus Services SA	4,109	37,526
Befesa SA*(b)	693	48,408
		85,934
Sweden 6.1%
Biotage AB	836	15,110
Cellavision AB	681	23,006
Cloetta AB, B Shares	13,812	34,763
Dustin Group AB(b)	4,586	39,507
Sweco AB	3,257	45,801
Thule Group AB(b)	943	37,373
Xvivo Perfusion AB*	720	18,547
		214,107
Switzerland 9.9%
Belimo Holding AG	93	49,486
Bossard Holding AG Class A	136	38,037
Inficon Holding AG	28	33,035
Interroll Holding AG	13	48,337
Kardex Holding AG	137	35,852
Komax Holding AG*	165	43,611
Medacta Group SA*(b)	147	18,754
Medartis Holding AG*(b)	138	20,675
Tecan Group AG	47	20,387
VZ Holding AG	433	38,999
		347,173
Taiwan 0.4%
Bioteque Corp.	4,000	15,378
United Arab Emirates 0.3%
Network International Holdings PLC*(b)	3,222	9,669
United Kingdom 16.3%
Biffa PLC(b)	10,241	44,649
Big Yellow Group PLC	2,209	41,932

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Clinigen Group PLC	2,930	$36,181
Coats Group PLC	48,055	39,518
Craneware PLC	809	19,698
Dechra Pharmaceuticals PLC	393	21,710
Diploma PLC	1,272	45,629
Future PLC	1,095	39,015
Games Workshop Group PLC	334	33,493
GB Group PLC	2,173	16,499
Genus PLC	402	17,688
Ideagen PLC	7,008	21,153
Johnson Service Group PLC*	19,474	41,433
Learning Technologies Group PLC	11,344	26,845
On the Beach Group PLC*(b)	7,127	27,248
OSB Group PLC	5,732	38,486
Restore PLC	5,731	34,597
Victrex PLC	1,069	27,936
		573,710
Total Common Stocks (Cost $3,107,227)		3,318,543
	Number of Shares	Value
Short-Term Investments 7.1%
Investment Companies 7.1%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(c)	179,750	$179,750
State Street Navigator Securities Lending Government Money Market Portfolio, 0.06%(c)(d)	70,018	70,018
Total Short-Term Investments (Cost $249,768)		249,768
Total Investments 101.4% (Cost $3,356,995)		3,568,311
Liabilities Less Other Assets (1.4)%		(50,981)
Net Assets 100.0%		$3,517,330

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at February 28, 2022. Total value of all such securities at February 28, 2022 amounted to $68,507 for the Fund (see Note A of the Notes to Financial Statements).

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2022 amounted to $323,899, which represents 9.2% of net assets of the Fund.

(c)  Represents 7-day effective yield as of February 28, 2022.

(d)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Machinery	$245,984	7.0%
Commercial Services & Supplies	245,714	7.0%
Software	232,523	6.6%
Electronic Equipment, Instruments & Components	230,771	6.6%
Chemicals	224,368	6.4%
IT Services	170,632	4.8%
Health Care Equipment & Supplies	159,361	4.5%
Real Estate Management & Development	154,483	4.4%
Building Products	150,829	4.3%
Leisure Products	108,147	3.1%
Pharmaceuticals	103,599	2.9%
Auto Components	102,354	2.9%
Capital Markets	96,702	2.7%
Personal Products	95,650	2.7%
Life Sciences Tools & Services	94,182	2.7%
Food Products	93,852	2.7%
Construction & Engineering	90,599	2.6%
Professional Services	90,334	2.6%
Trading Companies & Distributors	83,666	2.4%
Hotels, Restaurants & Leisure	60,673	1.7%
Media	56,988	1.6%
Electrical Equipment	55,661	1.6%
Equity Real Estate Investment Trusts	41,932	1.2%
Insurance	39,902	1.1%
Textiles, Apparel & Luxury Goods	39,518	1.1%
Internet & Direct Marketing Retail	39,507	1.1%
Thrifts & Mortgage Finance	38,486	1.1%
Health Care Technology	36,584	1.0%
Health Care Providers & Services	28,975	0.8%
Containers & Packaging	21,023	0.6%
Specialty Retail	19,877	0.6%
Entertainment	18,878	0.5%
Biotechnology	17,688	0.5%
Industrial Conglomerates	16,349	0.5%
Banks	12,752	0.4%
Short-Term Investments and Other Liabilities—Net	198,787	5.7%
	$3,517,330	100.0%

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Australia	$—	$143,560	$—	$143,560
Japan	—	790,415	—	790,415
Korea	—	131,481	—	131,481
Singapore	—	35,767	—	35,767
Taiwan	—	15,378	—	15,378
Other Common Stocks(a)	2,201,942	—	—	2,201,942
Total Common Stocks	2,201,942	1,116,601	—	3,318,543
Short-Term Investments	—	249,768	—	249,768
Total Investments	$2,201,942	$1,366,369	$—	$3,568,311

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (Unaudited) February 28, 2022

	Number of Shares	Value
Common Stocks 88.6%
Aerospace & Defense 0.9%
Mercury Systems, Inc.*	83,469	$5,026,503
Spirit AeroSystems Holdings, Inc. Class A	146,196	7,309,800
		12,336,303
Banks 5.5%
BankUnited, Inc.	460,036	20,333,591
Comerica, Inc.	228,694	21,837,990
Huntington Bancshares, Inc.	1,194,892	18,544,724
Texas Capital Bancshares, Inc.*	264,960	17,646,336
		78,362,641
Biotechnology 0.6%
Emergent BioSolutions, Inc.*	220,207	9,112,166
Building Products 2.3%
Resideo Technologies, Inc.*	1,295,315	33,341,408
Commercial Services & Supplies 4.1%
Clean Harbors, Inc.*	114,363	10,913,661
Harsco Corp.*	990,189	11,793,151
KAR Auction Services, Inc.*	980,025	18,091,262
Stericycle, Inc.*	300,056	17,511,268
		58,309,342
Communications Equipment 5.8%
Ciena Corp.*	485,661	33,228,926
EMCORE Corp.*	647,192	2,511,105
Infinera Corp.*	814,626	7,518,998
Radware Ltd.*	212,229	7,302,800
	Number of Shares	Value
Ribbon Communications, Inc.*	1,278,935	$3,887,962
Viasat, Inc.*	376,100	17,165,204
Viavi Solutions, Inc.*	630,600	10,341,840
		81,956,835
Construction & Engineering 0.5%
Valmont Industries, Inc.	35,781	7,744,797
Containers & Packaging 4.9%
Avery Dennison Corp.	139,477	24,575,848
Crown Holdings, Inc.	371,687	45,594,844
		70,170,692
Electrical Equipment 1.4%
Babcock & Wilcox Enterprises, Inc.*	1,937,918	13,584,805
Bloom Energy Corp. Class A*	271,413	6,025,369
		19,610,174
Electronic Equipment, Instruments & Components 2.8%
II-VI, Inc.*	127,600	8,863,096
Innoviz Technologies Ltd.*	562,194	2,248,776
Itron, Inc.*	217,183	10,353,114
OSI Systems, Inc.*	85,432	6,891,799
Teledyne Technologies, Inc.*	26,780	11,498,796
		39,855,581
Energy Equipment & Services 1.7%
Dril-Quip, Inc.*	247,702	7,143,726
ION Geophysical Corp.*	115,600	67,164
Oil States International, Inc.*	781,437	4,086,915
	Number of Shares	Value
Patterson- UTI Energy, Inc.	255,804	$3,691,252
TechnipFMC PLC*	1,063,592	7,285,605
TETRA Technologies, Inc.*	709,758	2,271,225
		24,545,887
Entertainment 1.8%
Lions Gate Entertainment Corp. Class B*	1,789,358	25,498,352
Equity Real Estate Investment Trusts 1.0%
Chatham Lodging Trust*	377,253	5,187,229
RLJ Lodging Trust	371,549	5,197,970
Sunstone Hotel Investors, Inc.*	424,810	4,494,490
		14,879,689
Food Products 1.6%
Hain Celestial Group, Inc.*	283,492	10,307,769
TreeHouse Foods, Inc.*	309,993	12,167,225
		22,474,994
Health Care Equipment & Supplies 4.3%
Accuray, Inc.*	1,615,125	5,604,484
AtriCure, Inc.*	170,706	11,855,532
Avanos Medical, Inc.*	269,280	9,529,819
Cardiovascular Systems, Inc.*	250,177	5,268,728
CytoSorbents Corp.*	441,016	1,706,732
Haemonetics Corp.*	233,568	13,479,209
OraSure Technologies, Inc.*	774,253	6,039,173

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Varex Imaging Corp.*	319,218	$7,546,313
		61,029,990
Health Care Providers & Services 3.1%
Acadia Healthcare Co., Inc.*	324,056	18,377,216
Molina Healthcare, Inc.*	58,913	18,078,632
Patterson Cos., Inc.	235,828	7,051,257
		43,507,105
Hotels, Restaurants & Leisure 3.4%
International Game Technology PLC	1,222,284	37,426,336
SeaWorld Entertainment, Inc.*	146,938	10,196,028
		47,622,364
Household Durables 0.9%
Tempur Sealy International, Inc.	405,760	13,394,138
Independent Power and Renewable Electricity Producers 2.8%
Ormat Technologies, Inc.	325,653	23,235,342
Vistra Corp.	726,399	16,576,425
		39,811,767
Insurance 0.2%
eHealth, Inc.*	220,937	3,433,361
IT Services 4.9%
Alliance Data Systems Corp.	107,847	7,274,280
Conduent, Inc.*	4,103,788	19,985,447
Kyndryl Holdings, Inc.*	811,081	12,863,745
Unisys Corp.*	1,359,267	29,047,536
		69,171,008
	Number of Shares	Value
Life Sciences Tools & Services 1.6%
Charles River Laboratories International, Inc.*	64,646	$18,822,330
Fluidigm Corp.*	1,194,862	4,397,092
		23,219,422
Machinery 0.7%
Enerpac Tool Group Corp.	314,268	5,421,123
Markforged Holding Corp.*	776,816	3,021,814
Twin Disc, Inc.*	115,661	1,376,366
		9,819,303
Media 2.7%
Criteo SA ADR*	1,107,091	36,821,847
Loyalty Ventures, Inc.*	43,157	1,035,768
		37,857,615
Metals & Mining 1.9%
Cleveland- Cliffs, Inc.*	1,215,050	27,168,518
Oil, Gas & Consumable Fuels 3.4%
CNX Resources Corp.*	503,617	8,229,102
Devon Energy Corp.	669,191	39,850,324
		48,079,426
Pharmaceuticals 0.3%
Amneal Pharmaceuticals, Inc.*	1,075,185	4,870,588
Professional Services 1.9%
KBR, Inc.	557,450	27,671,818
Semiconductors & Semiconductor Equipment 6.8%
CEVA, Inc.*	135,182	5,511,370
CMC Materials, Inc.	75,001	13,907,435
MACOM Technology Solutions Holdings, Inc.*	414,656	24,920,826
	Number of Shares	Value
Rambus, Inc.*	943,254	$25,467,858
Veeco Instruments, Inc.*	935,946	26,739,977
		96,547,466
Software 8.3%
Box, Inc. Class A*	437,915	11,215,003
Cognyte Software Ltd.*	1,126,753	12,574,563
Mandiant, Inc.*	1,309,132	25,920,814
New Relic, Inc.*	151,295	10,021,781
OneSpan, Inc.*	476,470	6,565,757
Ping Identity Holding Corp.*	456,145	9,597,291
Verint Systems, Inc.*	374,097	18,790,892
Xperi Holding Corp.	1,339,238	23,195,602
		117,881,703
Specialty Retail 2.6%
Caleres, Inc.	291,484	6,051,208
Chico's FAS, Inc.*	696,263	3,272,436
Children's Place, Inc.*	137,028	8,627,283
ODP Corp.*	415,252	18,271,088
		36,222,015
Technology Hardware, Storage & Peripherals 2.6%
Diebold Nixdorf, Inc.*	727,502	6,329,267
Quantum Corp.*	2,857,118	7,428,507
Stratasys Ltd.*	895,889	22,468,896
		36,226,670
Trading Companies & Distributors 1.3%
AerCap Holdings NV*	345,195	18,788,964
Total Common Stocks (Cost $966,450,362)		1,260,522,102

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (Unaudited) (cont'd)

	Principal Amount	Value
Convertible Bonds 1.1%
Communications Equipment 1.0%
Infinera Corp., 2.50%, due 3/1/2027	$9,304,000	$13,337,284
Energy Equipment & Services 0.1%
ION Geophysical Corp., 8.00%, due 12/15/2025	3,150,000	1,820,699
Total Convertible Bonds (Cost $12,454,000)		15,157,983
	Number of Shares	Value
Short-Term Investments 10.4%
Investment Companies 10.4%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(a) (Cost $147,658,721)	147,658,721	$147,658,721
Total Investments 100.1% (Cost $1,126,563,083)		1,423,338,806
Liabilities Less Other Assets (0.1)%		(1,114,130)
Net Assets 100.0%		$1,422,224,676

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2022.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,260,522,102	$—	$—	$1,260,522,102
Convertible Bonds(a)	—	15,157,983	—	15,157,983
Short-Term Investments	—	147,658,721	—	147,658,721
Total Investments	$1,260,522,102	$162,816,704	$—	$1,423,338,806

(a)  The Schedule of Investments provides information on the industry or sector categorization.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund^ (Unaudited) February 28, 2022

	Number of Shares	Value
Common Stocks 94.1%
Aerospace & Defense 3.2%
Boeing Co.*	317,911	$65,279,845
Raytheon Technologies Corp.	2,179,763	223,861,660
		289,141,505
Airlines 6.0%
American Airlines Group, Inc.*	4,126,012	71,173,707
Delta Air Lines, Inc.*	6,971,547	278,304,156
United Airlines Holdings, Inc.*	4,386,628	194,766,283
		544,244,146
Automobiles 0.5%
General Motors Co.*	958,641	44,787,708
Banks 12.3%
Bank of America Corp.	3,065,250	135,484,050
Comerica, Inc.	746,858	71,317,470
Fifth Third Bancorp	1,038,722	49,692,460
JPMorgan Chase & Co.	1,866,062	264,607,592
PNC Financial Services Group, Inc.	724,308	144,318,369
Regions Financial Corp.	3,985,878	96,418,389
Truist Financial Corp.	3,671,087	228,415,033
U.S. Bancorp	1,324,420	74,882,707
Zions Bancorp NA	675,812	47,908,313
		1,113,044,383
Beverages 4.7%
Coca-Cola Co.	529,344	32,946,371
Constellation Brands, Inc. Class A	971,460	209,466,205
Keurig Dr Pepper, Inc.	4,817,821	186,305,138
		428,717,714
	Number of Shares	Value
Biotechnology 0.8%
Gilead Sciences, Inc.	1,139,348	$68,816,619
Capital Markets 2.2%
Charles Schwab Corp.	659,224	55,678,059
CME Group, Inc.	617,533	146,065,081
		201,743,140
Chemicals 3.7%
Air Products & Chemicals, Inc.	347,574	82,131,736
Dow, Inc.	1,899,748	112,009,142
Mosaic Co.	2,721,644	142,695,795
		336,836,673
Communications Equipment 0.9%
Cisco Systems, Inc.	1,491,611	83,187,145
Diversified Financial Services 3.4%
Apollo Global Management, Inc.	1,310,004	85,490,861
Berkshire Hathaway, Inc. Class B*	491,152	157,880,810
Equitable Holdings, Inc.	2,019,418	65,954,192
		309,325,863
Electric Utilities 1.1%
American Electric Power Co., Inc.	504,950	45,773,718
Constellation Energy Corp.	324,910	14,939,362
Exelon Corp.	974,731	41,484,551
		102,197,631
Electrical Equipment 0.6%
Emerson Electric Co.	586,742	54,520,067
Food & Staples Retailing 1.9%
Kroger Co.	816,358	38,205,554
Walgreens Boots Alliance, Inc.	222,663	10,262,538
Walmart, Inc.	911,294	123,170,497
		171,638,589
	Number of Shares	Value
Food Products 2.6%
General Mills, Inc.	809,955	$54,615,265
Mondelez International, Inc. Class A	2,752,091	180,206,919
		234,822,184
Health Care Equipment & Supplies 6.2%
Abbott Laboratories	741,313	89,417,174
Baxter Int'l, Inc.	1,049,210	89,151,374
Becton, Dickinson & Co.	487,538	132,259,309
Boston Scientific Corp.*	401,328	17,726,658
Medtronic PLC	722,639	75,869,868
Zimmer Biomet Holdings, Inc.	1,212,450	154,211,515
		558,635,898
Health Care Providers & Services 3.2%
Amerisource Bergen Corp.	99,113	14,126,576
Anthem, Inc.	247,003	111,608,305
CVS Health Corp.	390,040	40,427,646
Humana, Inc.	152,981	66,442,708
UnitedHealth Group, Inc.	125,649	59,792,590
		292,397,825
Hotels, Restaurants & Leisure 5.7%
Carnival Corp.*	5,742,702	116,749,132
Marriott International, Inc. Class A*	927,077	157,732,881
McDonald's Corp.	177,383	43,418,037
Royal Caribbean Cruises Ltd.*	2,492,684	201,209,452
		519,109,502
Household Products 4.4%
Kimberly-Clark Corp.	375,159	48,826,944
Procter & Gamble Co.	2,249,730	350,710,410
		399,537,354

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund^ (Unaudited) (cont'd)

		Number of Shares	Value
Industrial Conglomerates 3.9%
3M Co.		317,203	$47,152,226
General Electric Co.		3,242,383	309,680,000
			356,832,226
Insurance 2.8%
Aon PLC Class A		263,208	76,893,585
Chubb Ltd.		263,885	53,737,542
MetLife, Inc.		1,831,251	123,701,005
			254,332,132
Machinery 1.6%
Caterpillar, Inc.		501,256	94,025,600
CNH	Industrial NV	579,696	8,307,044
Illinois Tool Works, Inc.		203,633	44,053,963
			146,386,607
Metals & Mining 6.4%
Barrick Gold Corp.		1,466,650	33,102,290
BHP Group Ltd. ADR		781,535	52,980,258
Freeport- McMoRan, Inc.		2,661,005	124,934,185
	Number of Shares	Value
Newmont Corp.	1,607,575	$106,421,465
Rio Tinto PLC ADR	2,209,608	173,630,997
Southern Copper Corp.	1,268,800	88,042,032
		579,111,227
Multi-Utilities 0.5%
Sempra Energy	323,794	46,697,571
Oil, Gas & Consumable Fuels 9.0%
Chevron Corp.	1,478,272	212,871,168
ConocoPhillips	534,957	50,746,021
Devon Energy Corp.	1,249,242	74,392,361
EOG Resources, Inc.	799,021	91,823,493
Exxon Mobil Corp.	4,140,849	324,725,379
Valero Energy Corp.	726,089	60,635,692
		815,194,114
Pharmaceuticals 5.8%
Bristol-Myers Squibb Co.	1,145,191	78,640,266
Johnson & Johnson	807,661	132,916,771
	Number of Shares	Value
Merck & Co., Inc.	1,709,975	$130,949,885
Pfizer, Inc.	3,903,005	183,207,055
		525,713,977
Tobacco 0.7%
Philip Morris Int'l, Inc.	652,141	65,911,891
Total Common Stocks (Cost $7,484,971,179)		8,542,883,691
Short-Term Investments 5.2%
Investment Companies 5.2%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(a) (Cost $471,464,196)	471,464,196	471,464,196
Total Investments 99.3% (Cost $7,956,435,375)		9,014,347,887
Other Assets Less Liabilities 0.7%		63,399,918
Net Assets 100.0%		$9,077,747,805

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2022.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$8,542,883,691	$—	$—	$8,542,883,691
Short-Term Investments	—	471,464,196	—	471,464,196
Total Investments	$8,542,883,691	$471,464,196	$—	$9,014,347,887

(a)  The Schedule of Investments provides information on the industry or sector categorization.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ (Unaudited) February 28, 2022

	Number of Shares	Value
Common Stocks 98.1%
Aerospace & Defense 2.2%
Axon Enterprise, Inc.*	105,000	$14,726,250
HEICO Corp.	160,000	23,601,600
		38,327,850
Airlines 1.0%
Allegiant Travel Co.*	100,000	17,409,000
Auto Components 1.1%
Aptiv PLC*	150,000	19,416,000
Banks 7.3%
Citizens Financial Group, Inc.	400,000	20,968,000
Pinnacle Financial Partners, Inc.	225,000	22,743,000
Signature Bank	135,000	46,560,150
SVB Financial Group*	60,000	36,360,000
		126,631,150
Biotechnology 3.1%
Argenx SE ADR*	25,000	7,192,750
Fate Therapeutics, Inc.*	185,700	6,415,935
Horizon Therapeutics PLC*	250,000	22,792,500
Seagen, Inc.*	130,000	16,753,100
		53,154,285
Building Products 0.6%
Fortune Brands Home & Security, Inc.	125,000	10,862,500
Capital Markets 0.8%
Carlyle Group, Inc.	300,000	14,061,000
Commercial Services & Supplies 3.6%
Cintas Corp.	92,500	34,717,100
Waste Connections, Inc.	230,000	28,402,700
		63,119,800
Communications Equipment 2.0%
Arista Networks, Inc.*	150,000	18,409,500
	Number of Shares	Value
Juniper Networks, Inc.	500,000	$16,895,000
		35,304,500
Distributors 0.9%
LKQ Corp.	325,000	15,258,750
Electrical Equipment 3.2%
AMETEK, Inc.	205,000	26,606,950
Generac Holdings, Inc.*	90,000	28,392,300
		54,999,250
Electronic Equipment, Instruments & Components 5.1%
Amphenol Corp. Class A	230,000	17,482,300
CDW Corp.	110,000	18,970,600
Teledyne Technologies, Inc.*	65,000	27,909,700
Zebra Technologies Corp. Class A*	57,500	23,767,050
		88,129,650
Entertainment 0.6%
Lions Gate Entertainment Corp. Class A*	725,946	11,150,530
Food & Staples Retailing 1.6%
BJ's Wholesale Club Holdings, Inc.*	437,500	27,505,625
Health Care Equipment & Supplies 6.7%
Align Technology, Inc.*	20,000	10,229,200
Axonics, Inc.*	275,000	15,609,000
IDEXX Laboratories, Inc.*	45,000	23,955,750
Insulet Corp.*	70,000	18,528,300
Penumbra, Inc.*	110,000	24,391,400
Teleflex, Inc.	70,000	23,541,700
		116,255,350
Health Care Providers & Services 0.3%
R1 RCM, Inc.*	200,000	5,438,000
Health Care Technology 0.7%
Veeva Systems, Inc. Class A*	50,000	11,452,500
Hotels, Restaurants & Leisure 7.0%
Caesars Entertainment, Inc.*	250,000	21,047,500
	Number of Shares	Value
Chipotle Mexican Grill, Inc.*	14,000	$21,326,900
Darden Restaurants, Inc.	160,000	23,235,200
DraftKings, Inc. Class A*	250,000	5,920,000
Expedia Group, Inc.*	150,000	29,416,500
Marriott Vacations Worldwide Corp.	125,000	20,083,750
		121,029,850
Household Products 1.1%
Church & Dwight Co., Inc.	200,000	19,570,000
Interactive Media & Services 0.8%
IAC/ InterActive Corp.*	125,000	14,345,000
IT Services 3.5%
Cloudflare, Inc. Class A*	160,000	18,627,200
EPAM Systems, Inc.*	25,000	5,193,750
Globant SA*	75,000	20,550,000
MongoDB, Inc.*	42,500	16,234,575
		60,605,525
Leisure Products 1.0%
Polaris, Inc.	140,000	17,011,400
Life Sciences Tools & Services 4.5%
Avantor, Inc.*	1,000,000	34,690,000
Bio-Rad Laboratories, Inc. Class A*	40,009	25,044,034
IQVIA Holdings, Inc.*	80,000	18,409,600
		78,143,634
Machinery 1.3%
IDEX Corp.	117,500	22,548,250
Oil, Gas & Consumable Fuels 2.4%
Antero Resources Corp.*	225,000	5,159,250
Devon Energy Corp.	450,000	26,797,500
Diamondback Energy, Inc.	75,000	10,357,500
		42,314,250

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Pharmaceuticals 0.9%
Catalent, Inc.*	75,000	$7,653,000
Royalty Pharma PLC Class A	200,000	7,852,000
		15,505,000
Professional Services 1.1%
CoStar Group, Inc.*	325,000	19,828,250
Road & Rail 1.7%
Old Dominion Freight Line, Inc.	95,000	29,832,850
Semiconductors & Semiconductor Equipment 10.5%
Enphase Energy, Inc.*	125,000	20,837,500
Entegris, Inc.	225,000	29,358,000
KLA Corp.	42,500	14,811,250
Lattice Semiconductor Corp.*	275,000	17,220,500
Marvell Technology, Inc.	280,000	19,132,400
Monolithic Power Systems, Inc.	65,000	29,815,500
ON Semiconductor Corp.*	500,000	31,305,000
Teradyne, Inc.	175,000	20,636,000
		183,116,150
Software 13.5%
Avalara, Inc.*	150,000	15,586,500
Bill.com Holdings, Inc.*	80,000	19,030,400
Crowdstrike Holdings, Inc. Class A*	105,000	20,497,050
	Number of Shares	Value
Datadog, Inc. Class A*	100,000	$16,111,000
Descartes Systems Group, Inc.*	225,000	16,033,500
HubSpot, Inc.*	37,500	19,687,500
Manhattan Associates, Inc.*	150,000	20,052,000
Palo Alto Networks, Inc.*	75,000	44,568,750
Paylocity Holding Corp.*	105,000	22,306,200
Trade Desk, Inc. Class A*	250,000	21,330,000
Zscaler, Inc.*	85,000	20,327,750
		235,530,650
Specialty Retail 6.1%
Burlington Stores, Inc.*	95,000	21,459,550
CarMax, Inc.*	140,000	15,306,200
Dick's Sporting Goods, Inc.(a)	250,000	26,250,000
Five Below, Inc.*	100,000	16,361,000
O'Reilly Automotive, Inc.*	40,000	25,969,600
		105,346,350
Trading Companies & Distributors 1.9%
United Rentals, Inc.*	102,500	32,966,050
Total Common Stocks (Cost $1,237,732,176)		1,706,168,949
	Number of Shares	Value
Short-Term Investments 2.8%
Investment Companies 2.8%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(b)	33,197,123	$33,197,123
State Street Navigator Securities Lending Government Money Market Portfolio, 0.06%(b)(c)	15,714,964	15,714,964
Total Short-Term Investments (Cost $48,912,087)		48,912,087
Total Investments 100.9% (Cost $1,286,644,263)		1,755,081,036
Liabilities Less Other Assets (0.9)%		(16,082,574)
Net Assets 100.0%		$1,738,998,462

*  Non-income producing security.

(a)  All or a portion of this security is on loan at February 28, 2022. Total value of all such securities at February 28, 2022 amounted to $15,640,485 for the Fund (see Note A of the Notes to Financial Statements).

(b)  Represents 7-day effective yield as of February 28, 2022.

(c)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,706,168,949	$—	$—	$1,706,168,949
Short-Term Investments	—	48,912,087	—	48,912,087
Total Investments	$1,706,168,949	$48,912,087	$—	$1,755,081,036

(a)  The Schedule of Investments provides information on the industry or sector categorization.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund^ (Unaudited) February 28, 2022

	Number of Shares	Value
Common Stocks 98.8%
Aerospace & Defense 1.1%
General Dynamics Corp.	2,858	$670,058
Auto Components 2.2%
Aptiv PLC*	10,624	1,375,171
Banks 10.4%
BankUnited, Inc.	26,951	1,191,234
Comerica, Inc.	9,829	938,571
First Horizon Corp.	51,686	1,213,588
Huntington Bancshares, Inc.	73,877	1,146,571
M&T Bank Corp.	5,826	1,061,672
Truist Financial Corp.	15,091	938,962
		6,490,598
Beverages 2.6%
Molson Coors Brewing Co. Class B	30,600	1,596,708
Biotechnology 0.9%
Emergent BioSolutions, Inc.*	13,476	557,637
Building Products 3.8%
Carlisle Cos, Inc.	6,541	1,552,834
Fortune Brands Home & Security, Inc.	9,318	809,734
		2,362,568
Chemicals 1.6%
Ashland Global Holdings, Inc.	4,133	381,393
Scotts Miracle- Gro Co.	4,277	599,037
		980,430
Commercial Services & Supplies 2.1%
KAR Auction Services, Inc.*	44,600	823,316
Stericycle, Inc.*	8,657	505,222
		1,328,538
Communications Equipment 3.1%
Ciena Corp.*	16,400	1,122,088
Motorola Solutions, Inc.	3,568	786,494
		1,908,582
Construction & Engineering 1.0%
Arcosa, Inc.	11,467	603,967
	Number of Shares	Value
Containers & Packaging 2.1%
Sealed Air Corp.	19,029	$1,277,417
Electric Utilities 3.2%
Evergy, Inc.	24,300	1,516,563
OGE Energy Corp.	12,100	454,355
		1,970,918
Electronic Equipment, Instruments & Components 3.0%
CDW Corp.	5,234	902,656
II-VI, Inc.*	5,775	401,131
Itron, Inc.*	12,249	583,910
		1,887,697
Energy Equipment & Services 1.3%
Baker Hughes Co.	27,794	816,588
Entertainment 2.7%
Lions Gate Entertainment Corp. Class B*	117,800	1,678,650
Equity Real Estate Investment Trusts 2.8%
Regency Centers Corp.	25,972	1,711,295
Food Products 3.2%
Hain Celestial Group, Inc.*	21,800	792,648
TreeHouse Foods, Inc.*	31,100	1,220,675
		2,013,323
Health Care Equipment & Supplies 5.0%
Avanos Medical, Inc.*	19,023	673,224
Cardiovascular Systems, Inc.*	33,974	715,492
Haemonetics Corp.*	9,766	563,596
Zimmer Biomet Holdings, Inc.	9,200	1,170,148
		3,122,460
Health Care Providers & Services 1.7%
McKesson Corp.	2,900	797,384
MEDNAX, Inc.*	9,950	233,526
		1,030,910
Hotels, Restaurants & Leisure 4.0%
MGM Resorts International	26,905	1,191,622
Travel & Leisure Co.	23,613	1,323,509
		2,515,131
	Number of Shares	Value
Independent Power and Renewable Electricity Producers 2.8%
AES Corp.	46,100	$978,703
Vistra Corp.	34,300	782,726
		1,761,429
Insurance 1.6%
Globe Life, Inc.	9,985	1,008,086
IT Services 1.6%
Alliance Data Systems Corp.	4,440	299,478
Conduent, Inc.*	143,600	699,332
		998,810
Machinery 2.0%
Allison Transmission Holdings, Inc.	17,472	697,831
Enerpac Tool Group Corp.	31,587	544,876
		1,242,707
Media 0.1%
Loyalty Ventures, Inc.*	1,776	42,624
Metals & Mining 0.6%
Cleveland-Cliffs, Inc.*	16,803	375,715
Mortgage Real Estate Investment Trusts 2.0%
Starwood Property Trust, Inc.	53,200	1,268,288
Multi-Utilities 2.2%
CenterPoint Energy, Inc.	49,700	1,359,295
Multiline Retail 2.0%
Dollar Tree, Inc.*	8,700	1,236,096
Oil, Gas & Consumable Fuels 9.5%
Devon Energy Corp.	26,495	1,577,777
EOG Resources, Inc.	12,434	1,428,915
ONEOK, Inc.	23,323	1,522,992
Phillips 66	6,300	530,712
Williams Cos., Inc.	26,100	816,408
		5,876,804
Professional Services 3.2%
Dun & Bradstreet Holdings, Inc.*	33,426	620,387
KBR, Inc.	27,741	1,377,063
		1,997,450

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Real Estate Management & Development 0.5%
WeWork, Inc. Class A*	43,425	$277,920
Semiconductors & Semiconductor Equipment 5.9%
CMC Materials, Inc.	9,196	1,705,214
NXP Semiconductors NV	4,811	914,668
Skyworks Solutions, Inc.	7,484	1,034,064
		3,653,946
Software 1.5%
Dropbox, Inc. Class A*	29,579	671,147
Ping Identity Holding Corp.*	13,673	287,680
		958,827
	Number of Shares	Value
Specialty Retail 2.9%
Chico's FAS, Inc.*	151,900	$713,930
Children's Place, Inc.*	17,661	1,111,937
		1,825,867
Trading Companies & Distributors 2.6%
AerCap Holdings NV*	30,163	1,641,772
Total Common Stocks (Cost $47,284,436)		61,424,282
Warrants 0.1%
Diversified Consumer Services 0.1%
OneSpaWorld Holdings Ltd. Expires 3/19/2024* (Cost $—)	18,168	57,956
	Number of Shares	Value
Short-Term Investments 1.1%
Investment Companies 1.1%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(a) (Cost $695,573)	695,573	$695,573
Total Investments 100.0% (Cost $47,980,009)		62,177,811
Other Assets Less Liabilities 0.0%(b)		3,859
Net Assets 100.0%		$62,181,670

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2022.

(b)  Represents less than 0.05% of net assets of the Fund.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$61,424,282	$—	$—	$61,424,282
Warrants(a)	57,956	—	—	57,956
Short-Term Investments	—	695,573	—	695,573
Total Investments	$61,482,238	$695,573	$—	$62,177,811

(a)  The Schedule of Investments provides information on the industry or sector categorization.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund^ (Unaudited) February 28, 2022

	Number of Shares	Value
Common Stocks 99.9%
Aerospace & Defense 3.6%
Raytheon Technologies Corp.	157,000	$16,123,900
Banks 3.0%
JPMorgan Chase & Co.	95,000	13,471,000
Capital Markets 8.4%
Brookfield Asset Management, Inc. Class A	340,000	18,577,600
Charles Schwab Corp.	135,000	11,402,100
Intercontinental Exchange, Inc.	62,000	7,943,440
		37,923,140
Chemicals 1.3%
Sherwin- Williams Co.	22,000	5,788,860
Communications Equipment 5.4%
Cisco Systems, Inc.	197,000	10,986,690
Motorola Solutions, Inc.	60,000	13,225,800
		24,212,490
Construction Materials 1.5%
Eagle Materials, Inc.	50,000	6,841,500
Containers & Packaging 5.8%
Ball Corp.	180,000	16,153,200
Graphic Packaging Holding Co.	485,000	9,981,300
		26,134,500
Diversified Financial Services 7.1%
Apollo Global Management, Inc.	113,000	7,374,380
Berkshire Hathaway, Inc. Class B*	76,000	24,430,200
		31,804,580
Electrical Equipment 1.4%
Rockwell Automation, Inc.	23,000	6,131,340
	Number of Shares	Value
Entertainment 2.5%
Activision Blizzard, Inc.	20,000	$1,630,000
Walt Disney Co.*	65,000	9,649,900
		11,279,900
Food & Staples Retailing 4.2%
BJ's Wholesale Club Holdings, Inc.*	110,000	6,915,700
US Foods Holding Corp.*	310,000	12,117,900
		19,033,600
Food Products 2.7%
Lamb Weston Holdings, Inc.	65,000	4,317,950
Mondelez International, Inc. Class A	117,000	7,661,160
		11,979,110
Health Care Equipment & Supplies 1.1%
Becton, Dickinson & Co.	19,000	5,154,320
Health Care Providers & Services 4.0%
HCA Healthcare, Inc.	72,000	18,022,320
Hotels, Restaurants & Leisure 5.5%
Aramark	300,000	11,088,000
Booking Holdings, Inc.*	1,900	4,127,275
McDonald's Corp.	38,000	9,301,260
		24,516,535
Household Products 0.4%
WD-40 Co.	8,500	1,801,065
Independent Power and Renewable Electricity Producers 0.5%
Brookfield Renewable Corp. Class A	60,000	2,242,200
Insurance 1.5%
Chubb Ltd.	33,000	6,720,120
Interactive Media & Services 4.7%
Alphabet, Inc. Class C*	7,800	21,042,996
	Number of Shares	Value
Internet & Direct Marketing Retail 3.1%
Amazon.com, Inc.*	4,500	$13,820,670
IT Services 1.0%
PayPal Holdings, Inc.*	40,000	4,477,200
Leisure Products 1.1%
Brunswick Corp.	50,000	4,776,000
Machinery 5.5%
Deere & Co.	12,500	4,500,250
Nordson Corp.	37,000	8,380,130
Stanley Black & Decker, Inc.	73,000	11,877,100
		24,757,480
Media 2.8%
Cable One, Inc.	3,800	5,444,830
Comcast Corp. Class A	150,000	7,014,000
		12,458,830
Pharmaceuticals 2.3%
Pfizer, Inc.	220,000	10,326,800
Road & Rail 3.2%
CSX Corp.	430,000	14,581,300
Software 4.7%
Microsoft Corp.	70,000	20,915,300
Specialty Retail 3.4%
Lowe's Cos., Inc.	50,000	11,053,000
TJX Cos., Inc.	65,000	4,296,500
		15,349,500
Technology Hardware, Storage & Peripherals 4.8%
Apple, Inc.	132,000	21,795,840
Textiles, Apparel & Luxury Goods 2.3%
Columbia Sportswear Co.	35,000	3,245,200
NIKE, Inc. Class B	52,000	7,100,600
		10,345,800
Wireless Telecommunication Services 1.1%
T-Mobile U.S., Inc.*	39,000	4,805,190
Total Common Stocks (Cost $218,077,798)		448,633,386

See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Short-Term Investments 0.1%
Investment Companies 0.1%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(a) (Cost $423,487)	423,487	$423,487
Total Investments 100.0% (Cost $218,501,285)		449,056,873
Other Assets Less Liabilities 0.0%(b)		102,649
Net Assets 100.0%		$449,159,522

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2022.

(b)  Represents less than 0.05% of net assets of the Fund.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$448,633,386	$—	$—	$448,633,386
Short-Term Investments	—	423,487	—	423,487
Total Investments	$448,633,386	$423,487	$—	$449,056,873

(a)  The Schedule of Investments provides information on the industry or sector categorization.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Real Estate Fund^ (Unaudited) February 28, 2022

	Number of Shares	Value
Common Stocks 98.9%
Apartments 12.3%
Apartment Income REIT Corp.	555,701	$28,679,729
Camden Property Trust	109,143	18,020,601
Equity Residential	720,027	61,418,303
Essex Property Trust, Inc.	143,414	45,486,618
		153,605,251
Capital Markets 1.7%
Brookfield Asset Management, Inc. Class A	382,309	20,889,364
Data Centers 7.3%
Digital Realty Trust, Inc.	220,118	29,698,321
Equinix, Inc.	86,421	61,335,576
		91,033,897
Diversified 1.0%
DigitalBridge Group, Inc.*	1,752,244	12,703,769
Free Standing 2.1%
Four Corners Property Trust, Inc.	477,885	12,606,606
Spirit Realty Capital, Inc.	301,061	13,960,199
		26,566,805
Health Care 8.5%
Healthcare Trust of America, Inc. Class A	453,743	13,335,507
Healthpeak Properties, Inc.	683,869	21,240,971
Medical Properties Trust, Inc.	916,154	18,634,572
Welltower, Inc.	636,023	52,974,356
		106,185,406
	Number of Shares	Value
Industrial 13.3%
Duke Realty Corp.	507,662	$26,906,086
Prologis, Inc.	792,240	115,548,204
Rexford Industrial Realty, Inc.	323,020	22,653,393
		165,107,683
Infrastructure 16.5%
American Tower Corp.	439,635	99,739,992
Crown Castle International Corp.	444,829	74,104,063
SBA Communications Corp.	103,951	31,537,694
		205,381,749
Manufactured Homes 5.0%
Equity LifeStyle Properties, Inc.	408,351	30,471,152
Sun Communities, Inc.	173,245	31,357,345
		61,828,497
Office 4.6%
Boston Properties, Inc.	268,168	32,799,628
Douglas Emmett, Inc.	437,154	13,857,782
Kilroy Realty Corp.	151,541	10,853,366
		57,510,776
Regional Malls 4.7%
Simon Property Group, Inc.	422,967	58,183,340
Self Storage 8.8%
Extra Space Storage, Inc.	176,813	33,267,366
Public Storage	212,809	75,551,451
		108,818,817
	Number of Shares	Value
Shopping Centers 4.2%
Kimco Realty Corp.	1,181,878	$27,809,589
Regency Centers Corp.	179,571	11,831,933
Retail Opportunity Investments Corp.	681,343	12,373,189
		52,014,711
Single Family Homes 3.5%
American Homes 4 Rent Class A	443,251	16,847,970
Invitation Homes, Inc.	712,756	26,942,177
		43,790,147
Specialty 2.4%
VICI Properties, Inc.	1,051,053	29,387,442
Timber 3.0%
Weyerhaeuser Co.	967,283	37,607,963
Total Common Stocks (Cost $1,049,585,141)		1,230,615,617
Short-Term Investments 1.1%
Investment Companies 1.1%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(a) (Cost $12,986,849)	12,986,849	12,986,849
Total Investments 100.0% (Cost $1,062,571,990)		1,243,602,466
Other Assets Less Liabilities 0.0%(b)		518,560
Net Assets 100.0%		$1,244,121,026

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2022.

(b)  Represents less than 0.05% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Real Estate Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,230,615,617	$—	$—	$1,230,615,617
Short-Term Investments	—	12,986,849	—	12,986,849
Total Investments	$1,230,615,617	$12,986,849	$—	$1,243,602,466

(a)  The Schedule of Investments provides information on the industry or sector categorization.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ (Unaudited) February 28, 2022

	Number of Shares	Value
Common Stocks 98.3%
Airlines 1.5%
Allegiant Travel Co.*	29,732	$5,176,044
Auto Components 0.9%
Dorman Products, Inc.*	33,372	3,117,612
Banks 6.9%
Pinnacle Financial Partners, Inc.	75,046	7,585,650
Seacoast Banking Corp. of Florida	200,000	7,330,000
Texas Capital Bancshares, Inc.*	57,500	3,829,500
Webster Financial Corp.	75,000	4,515,750
		23,260,900
Beverages 0.7%
MGP Ingredients, Inc.	29,016	2,309,964
Biotechnology 11.5%
Amicus Therapeutics, Inc.*	385,520	3,138,133
Apellis Pharmaceuticals, Inc.*	89,897	3,823,319
Arcutis Biotherapeutics, Inc.*	111,270	1,980,606
Arrowhead Pharmaceuticals, Inc.*	70,696	3,110,624
Beam Therapeutics, Inc.*(a)	19,739	1,546,551
CareDx, Inc.*	45,857	1,759,992
Fate Therapeutics, Inc.*	96,502	3,334,144
Halozyme Therapeutics, Inc.*	135,002	4,788,521
Insmed, Inc.*	41,858	1,000,406
Intellia Therapeutics, Inc.*	17,848	1,764,275
Karuna Therapeutics, Inc.*	28,622	3,005,310
	Number of Shares	Value
Natera, Inc.*	64,888	$4,266,386
Turning Point Therapeutics, Inc.*	51,405	1,627,482
Xencor, Inc.*	119,520	3,742,171
		38,887,920
Building Products 0.8%
Zurn Water Solutions Corp.	87,720	2,852,654
Chemicals 0.8%
Livent Corp.*	117,138	2,758,600
Commercial Services & Supplies 2.8%
Casella Waste Systems, Inc. Class A*	52,441	3,954,052
Tetra Tech, Inc.	34,807	5,526,307
		9,480,359
Communications Equipment 3.5%
Calix, Inc.*	139,229	7,565,704
Harmonic, Inc.*	448,765	4,178,002
		11,743,706
Construction & Engineering 2.4%
API Group Corp.*	228,348	4,925,466
Valmont Industries, Inc.	14,700	3,181,815
		8,107,281
Containers & Packaging 1.3%
Graphic Packaging Holding Co.	214,533	4,415,089
Diversified Consumer Services 1.0%
OneSpaWorld Holdings Ltd.*	319,203	3,300,559
Electrical Equipment 1.4%
Regal Rexnord Corp.	29,084	4,663,619
Electronic Equipment, Instruments & Components 1.6%
II-VI, Inc.*	78,505	5,452,957
Entertainment 0.8%
Lions Gate Entertainment Corp. Class A*	181,142	2,782,341
Food & Staples Retailing 1.8%
Performance Food Group Co.*	110,992	6,219,992
Food Products 0.7%
Utz Brands, Inc.(a)	158,475	2,416,744
	Number of Shares	Value
Health Care Equipment & Supplies 6.1%
Axonics, Inc.*	110,232	$6,256,768
CONMED Corp.	37,606	5,496,493
NuVasive, Inc.*	72,665	3,932,630
Outset Medical, Inc.*	109,634	4,820,607
		20,506,498
Health Care Providers & Services 5.2%
Amedisys, Inc.*	23,500	3,765,640
HealthEquity, Inc.*	36,588	1,965,141
Option Care Health, Inc.*	160,335	4,120,610
R1 RCM, Inc.*	282,156	7,671,822
		17,523,213
Health Care Technology 0.7%
Inspire Medical Systems, Inc.*	9,216	2,249,257
Hotels, Restaurants & Leisure 7.3%
Boyd Gaming Corp.*	85,622	6,074,025
Churchill Downs, Inc.	14,554	3,505,622
Marriott Vacations Worldwide Corp.	43,265	6,951,387
Texas Roadhouse, Inc.	39,093	3,710,317
Wingstop, Inc.	30,295	4,403,378
		24,644,729
Household Durables 1.4%
Helen of Troy Ltd.*	22,564	4,640,738
Insurance 0.6%
Primerica, Inc.	15,021	1,951,078
Life Sciences Tools & Services 2.1%
MaxCyte, Inc.*(a)	134,700	937,512
Medpace Holdings, Inc.*	24,176	3,698,203
NeoGenomics, Inc.*	113,381	2,427,487
		7,063,202
Machinery 1.3%
Chart Industries, Inc.*	30,880	4,459,072
Media 2.5%
Criteo SA ADR*	155,845	5,183,405
PubMatic, Inc. Class A*(a)	107,146	3,278,667
		8,462,072

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Oil, Gas & Consumable Fuels 3.7%
Antero Resources Corp.*	50,000	$1,146,500
Denbury, Inc.*	62,500	4,541,250
Magnolia Oil & Gas Corp. Class A	200,000	4,470,000
Matador Resources Co.	50,000	2,480,000
		12,637,750
Professional Services 0.9%
Exponent, Inc.	31,465	2,981,623
Road & Rail 1.3%
Saia, Inc.*	15,036	4,318,790
Semiconductors & Semiconductor Equipment 8.7%
Ambarella, Inc.*	33,737	4,713,396
Impinj, Inc.*	38,438	2,642,613
Lattice Semiconductor Corp.*	95,589	5,985,783
Semtech Corp.*	32,467	2,252,561
Silicon Laboratories, Inc.*	26,789	4,117,737
SiTime Corp.*	27,271	5,512,560
Synaptics, Inc.*	18,658	4,262,047
		29,486,697
Software 7.4%
Descartes Systems Group, Inc.*	90,539	6,451,809
Manhattan Associates, Inc.*	27,546	3,682,349
Rapid7, Inc.*	57,332	5,931,569
	Number of Shares	Value
Sprout Social, Inc. Class A*	51,960	$3,383,116
Tenable Holdings, Inc.*	101,382	5,612,507
		25,061,350
Specialty Retail 4.3%
Academy Sports & Outdoors, Inc.*	115,561	3,740,710
Lithia Motors, Inc.	13,497	4,600,047
Signet Jewelers Ltd.	51,836	3,654,438
Warby Parker, Inc. Class A*	82,146	2,458,630
		14,453,825
Trading Companies & Distributors 4.4%
Air Lease Corp.	125,825	5,254,452
H&E Equipment Services, Inc.	92,719	3,871,945
WESCO Int'l, Inc.*	45,579	5,548,332
		14,674,729
Total Common Stocks (Cost $331,777,556)		332,060,964
Rights 0.1%
Biotechnology 0.1%
Alder Biopharmaceuticals, Inc.*(b) (Cost $125,859)	143,022	286,044
	Number of Shares	Value
Short-Term Investments 1.5%
Investment Companies 1.5%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(c)	2,432,350	$2,432,350
State Street Navigator Securities Lending Government Money Market Portfolio, 0.06%(c)(d)	2,524,041	2,524,041
Total Short-Term Investments (Cost $4,956,391)		4,956,391
Total Investments 99.9% (Cost $336,859,806)		337,303,399
Other Assets Less Liabilities 0.1%		369,973
Net Assets 100.0%		$337,673,372

*  Non-income producing security.

(a)  All or a portion of this security is on loan at February 28, 2022. Total value of all such securities at February 28, 2022 amounted to $2,520,863 for the Fund (see Note A of the Notes to Financial Statements).

(b)  Value determined using significant unobservable inputs.

(c)  Represents 7-day effective yield as of February 28, 2022.

(d)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$332,060,964	$—	$—	$332,060,964
Rights(a)	—	—	286,044	286,044
Short-Term Investments	—	4,956,391	—	4,956,391
Total Investments	$332,060,964	$4,956,391	$286,044	$337,303,399

(a)  The Schedule of Investments provides information on the industry or sector categorization.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 9/1/2021	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/28/2022	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2022
Investments in Securities:
Rights(c)	$143	$—	$—	$143	$—	$—	$—	$—	$286	$143
Total	$143	$—	$—	$143	$—	$—	$—	$—	$286	$143

(c)  Securities categorized as Level 3 were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^ (Unaudited) February 28, 2022

	Number of Shares	Value
Common Stocks 98.9%
Auto Components 2.5%
Aptiv PLC*	331,939	$42,966,184
Banks 2.9%
JPMorgan Chase & Co.	352,029	49,917,712
Capital Markets 3.3%
Inter- continental Exchange, Inc.	446,246	57,173,038
Communications Equipment 2.3%
Arista Networks, Inc.*	330,456	40,556,865
Electrical Equipment 2.5%
Vestas Wind Systems A/S	1,317,195	43,191,604
Electronic Equipment, Instruments & Components 2.0%
Zebra Technologies Corp. Class A*	84,868	35,079,339
Food & Staples Retailing 2.1%
Costco Wholesale Corp.	69,371	36,020,892
Health Care Equipment & Supplies 4.8%
Becton, Dickinson & Co.	194,743	52,829,881
Medtronic PLC	299,257	31,418,992
		84,248,873
Health Care Providers & Services 6.3%
Amerisource Bergen Corp.	311,914	44,457,102
Cigna Corp.	274,057	65,165,274
		109,622,376
Hotels, Restaurants & Leisure 4.2%
Compass Group PLC	2,282,281	51,864,874
Starbucks Corp.	244,312	22,425,398
		74,290,272
Household Products 2.2%
Colgate- Palmolive Co.	510,757	39,302,751
Insurance 3.3%
Progressive Corp.	539,810	57,182,073
	Number of Shares	Value
Interactive Media & Services 4.6%
Alphabet, Inc. Class A*	30,104	$81,315,119
IT Services 12.0%
Accenture PLC Class A	88,728	28,039,823
Cognizant Technology Solutions Corp. Class A	621,671	53,544,523
Fiserv, Inc.*	251,555	24,569,377
GoDaddy, Inc. Class A*	534,963	44,621,264
Mastercard, Inc. Class A	166,814	60,189,827
		210,964,814
Life Sciences Tools & Services 2.5%
Danaher Corp.	158,243	43,423,462
Machinery 3.8%
Otis Worldwide Corp.	349,319	27,362,157
Stanley Black & Decker, Inc.	242,359	39,431,810
		66,793,967
Materials 1.7%
Sherwin- Williams Co.	111,320	29,291,632
Media 6.0%
Comcast Corp. Class A	1,194,265	55,843,831
Discovery, Inc. Class A*	1,766,721	49,556,524
		105,400,355
Multi-Utilities 2.8%
National Grid PLC	3,256,577	49,401,252
Pharmaceuticals 3.0%
Roche Holding AG	138,715	52,916,195
Professional Services 1.9%
CoStar Group, Inc.*	550,295	33,573,498
Road & Rail 2.1%
CSX Corp.	1,089,484	36,944,402
	Number of Shares	Value
Semiconductors & Semiconductor Equipment 4.0%
Texas Instruments, Inc.	414,122	$70,396,599
Software 8.1%
ANSYS, Inc.*	45,348	14,701,368
Intuit, Inc.	64,843	30,759,574
Microsoft Corp.	321,355	96,017,660
		141,478,602
Specialty Retail 3.2%
Advance Auto Parts, Inc.	274,461	56,121,785
Trading Companies & Distributors 4.8%
United Rentals, Inc.*	95,141	30,599,249
W.W. Grainger, Inc.	112,470	53,654,938
		84,254,187
Total Common Stocks (Cost $989,988,009)		1,731,827,848
	Principal Amount
Short-Term Investments 0.6%
Certificates of Deposit 0.0%(a)
Carver Federal Savings Bank, 0.05%, due 3/23/2022	$100,000	100,000
Self Help Credit Union, 0.10%, due 5/16/2022	250,000	250,000
Self Help Federal Credit Union, 0.10%, due 3/8/2022	250,000	250,000
		600,000

See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^ (Unaudited) (cont'd)

	Number of Shares	Value
Investment Companies 0.6%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(b)	10,472,974	$10,472,974
Total Short-Term Investments (Cost $11,072,974)		11,072,974
Total Investments 99.5% (Cost $1,001,060,983)		1,742,900,822
Other Assets Less Liabilities 0.5%		9,006,692
Net Assets 100.0%		$1,751,907,514

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets of the Fund.

(b)  Represents 7-day effective yield as of February 28, 2022.

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$1,534,453,923	87.6%
United Kingdom	101,266,126	5.8%
Switzerland	52,916,195	3.0%
Denmark	43,191,604	2.5%
Short-Term Investments and Other Assets—Net	20,079,666	1.1%
	$1,751,907,514	100.0%

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,731,827,848	$—	$—	$1,731,827,848
Short-Term Investments	—	11,072,974	—	11,072,974
Total Investments	$1,731,827,848	$11,072,974	$—	$1,742,900,822

(a)  The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Impact Fund^ (Unaudited) February 28, 2022

	Number of Shares	Value
Common Stocks 97.6%
Auto Components 3.1%
Aptiv PLC*	1,409	$182,381
Building Products 3.9%
Trane Technologies PLC	1,509	232,280
Chemicals 3.2%
Ecolab, Inc.	1,064	187,541
Communications Equipment 4.0%
Motorola Solutions, Inc.	1,083	238,726
Containers & Packaging 10.0%
Ball Corp.	3,011	270,207
Graphic Packaging Holding Co.	15,431	317,570
		587,777
Diversified Consumer Services 0.3%
WW Int'l, Inc.*	2,012	20,502
Electric Utilities 2.4%
Avangrid, Inc.	2,074	93,060
NextEra Energy, Inc.	581	45,475
		138,535
Electrical Equipment 0.7%
ChargePoint Holdings, Inc.*	1,000	14,520
Sunrun, Inc.*	989	26,980
		41,500
Electronic Equipment, Instruments & Components 4.3%
II-VI, Inc.*	2,518	174,900
Trimble, Inc.*	1,106	77,144
		252,044
Food Products 2.6%
Simply Good Foods Co.*	3,922	155,429
Health Care Equipment & Supplies 5.2%
ABIOMED, Inc.*	219	68,052
Boston Scientific Corp.*	3,769	166,477
DexCom, Inc.*	175	72,434
		306,963
	Number of Shares	Value
Health Care Providers & Services 7.5%
HCA Healthcare, Inc.	1,201	$300,622
Universal Health Services, Inc. Class B	973	140,044
		440,666
Household Products 1.7%
Clorox Co.	687	100,158
Independent Power and Renewable Electricity Producers 3.8%
Brookfield Renewable Corp. Class A	5,975	223,286
Internet & Direct Marketing Retail 0.6%
Etsy, Inc.*	217	33,611
IT Services 1.3%
PayPal Holdings, Inc.*	694	77,679
Machinery 9.9%
Deere & Co.	449	161,649
Evoqua Water Technologies Corp.*	4,570	194,956
Pentair PLC	1,605	92,946
Wabtec Corp.	773	71,750
Xylem, Inc.	716	63,688
		584,989
Media 2.8%
Cable One, Inc.	115	164,778
Mortgage Real Estate Investment Trusts 1.4%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,756	83,129
Personal Products 0.9%
BellRing Brands, Inc. Class A*	2,067	52,853
Pharmaceuticals 9.6%
Eli Lilly & Co.	729	182,214
Merck & Co., Inc.	1,575	120,613
Organon & Co.	2,873	107,249
Pfizer, Inc.	3,277	153,822
		563,898
	Number of Shares	Value
Professional Services 2.8%
Verisk Analytics, Inc.	918	$162,798
Road & Rail 8.7%
Canadian Pacific Railway Ltd.	2,328	163,612
CSX Corp.	7,084	240,218
Lyft, Inc. Class A*	2,856	111,213
		515,043
Semiconductors & Semiconductor Equipment 3.4%
First Solar, Inc.*	811	61,060
ON Semiconductor Corp.*	953	59,668
SolarEdge Technologies, Inc.*	248	79,216
		199,944
Software 3.5%
DocuSign, Inc.*	282	33,397
Tyler Technologies, Inc.*	305	130,620
Varonis Systems, Inc.*	1,025	44,690
		208,707
Total Common Stocks (Cost $5,759,729)		5,755,217
Short-Term Investments 1.7%
Investment Companies 1.7%
State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(a) (Cost $97,949)	97,949	97,949
Total Investments 99.3% (Cost $5,857,678)		5,853,166
Other Assets Less Liabilities 0.7%		43,518
Net Assets 100.0%		$5,896,684

See Notes to Financial Statements

Schedule of Investments U.S. Equity Impact Fund^ (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2022.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$5,755,217	$—	$—	$5,755,217
Short-Term Investments	—	97,949	—	97,949
Total Investments	$5,755,217	$97,949	$—	$5,853,166

(a)  The Schedule of Investments provides information on the industry or sector categorization.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Equity Funds

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND**	INTERNATIONAL EQUITY FUND	INTERNATIONAL SELECT FUND
	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$73,164,402	$1,121,259,107	$1,179,084,565	$758,994,065	$10,953,245,751	$4,302,204	$48,055,573	$1,876,152,273	$1,644,167,160	$169,441,474
Affiliated issuers(b)	—	—	—	—	485,196,262	—	—	—	—	—
	73,164,402	1,121,259,107	1,179,084,565	758,994,065	11,438,442,013	4,302,204	48,055,573	1,876,152,273	1,644,167,160	169,441,474
Cash	—	—	—	—	—	—	—	—	—	—
Foreign currency(c)	—	846,647	—	11,921	—	3,052	2,141,475	—	—	469,812
Dividends and interest receivable	107,593	3,075,530	2,960,824	502,136	5,740,959	4,043	73,013	1,688,080	4,039,204	544,350
Receivable for securities sold	—	4,471,606	5,119,604	9,939,711	964,872	30,933	—	5,893,831	7,850,261	895,472
Receivable from Management—net (Note B)	9,185	—	—	—	—	19,668	8,692	—	—	—
Receivable for Fund shares sold	—	702,313	851,278	79,877	5,648,353	—	—	132,116	526,676	133,685
Receivable for securities lending income (Note A)	—	—	—	836	—	—	—	5,455	1,070	—
Prepaid expenses and other assets	35,472	52,234	33,946	71,425	198,418	28,686	19,531	129,038	84,695	191,555
Total Assets	73,316,652	1,130,407,437	1,188,050,217	769,599,971	11,450,994,615	4,388,586	50,298,284	1,884,000,793	1,656,669,066	171,676,348
Liabilities
Payable to investment manager—net (Note B)	27,945	866,694	439,821	312,525	5,688,134	2,636	43,277	692,582	871,749	73,604
Option contracts written, at value(d) (Note A)	—	—	1,764,580	—	—	—	—	—	—	—
Due to custodian	—	1,471,864	2,556,885	—	—	—	—	—	421,236	—
Payable for securities purchased	—	11,468,486	2,534,982	10,910,518	858,708	74,086	73,770	3,261,856	10,664,786	1,271,464
Payable for Fund shares redeemed	10,166	569,916	840,456	55,783	6,855,899	—	—	650,718	2,678,872	15,895
Payable to administrator—net (Note B)	—	126,879	249,966	162,529	1,343,933	—	—	375,554	186,470	8,127
Payable to trustees	5,392	5,027	5,059	5,124	1,309	5,414	5,398	4,755	4,870	5,365
Payable for audit fees	26,664	30,325	33,895	30,978	33,974	28,575	28,659	32,184	31,630	31,545
Payable for custodian and accounting fees	14,072	218,144	34,146	30,516	285,630	14,461	23,440	47,228	84,600	27,589
Payable for shareholder reports	1,568	13,021	33,864	13,576	128,978	1,037	1,559	13,936	18,946	2,425
Payable for legal fees	8,637	11,218	8,388	22,058	11,414	8,637	17,589	10,509	10,995	9,769
Payable for registration and filing fees	1,420	1,690	1,418	1,974	1,667	1,149	1,145	2,516	1,962	1,932
Payable for shareholder servicing fees	475	28,860	4,558	55,675	180,266	258	1,211	117,576	18,430	2,045
Payable for loaned securities collateral (Note A)	—	3,525,000	—	3,099,422	—	—	—	23,424,052	5,064,273	—
Accrued capital gains taxes (Note A)	—	6,766,362	—	—	—	—	—	—	—	—
Other accrued expenses and payables	254	44,789	7,048	3,255	119,593	16	487	8,471	27,031	51,975
Total Liabilities	96,593	25,148,275	8,515,066	14,703,933	15,509,505	136,269	196,535	28,641,937	20,085,850	1,501,735
Net Assets	$73,220,059	$1,105,259,162	$1,179,535,151	$754,896,038	$11,435,485,110	$4,252,317	$50,101,749	$1,855,358,856	$1,636,583,216	$170,174,613
Net Assets consist of:
Paid-in capital	$48,602,317	$1,034,319,012	$759,482,343	$660,818,807	$5,038,925,523	$3,963,225	$56,378,983	$1,092,861,412	$1,396,953,448	$145,328,868
Total distributable earnings/(losses)	24,617,742	70,940,150	420,052,808	94,077,231	6,396,559,587	289,092	(6,277,234)	762,497,444	239,629,768	24,845,745
Net Assets	$73,220,059	$1,105,259,162	$1,179,535,151	$754,896,038	$11,435,485,110	$4,252,317	$50,101,749	$1,855,358,856	$1,636,583,216	$170,174,613
Net Assets
Investor Class	$—	$—	$—	$684,531,878	$1,868,844,149	$—	$—	$1,597,934,670	$84,881,765	$—
Trust Class	—	—	—	41,222,214	1,173,223,948	—	—	46,499,746	26,815,618	5,601,063
Advisor Class	—	—	—	1,836,213	125,495,518	—	—	6,716,472	—	—
Institutional Class	70,508,745	828,893,067	881,110,302	24,322,250	3,188,218,490	3,687,219	47,350,175	191,480,124	1,431,729,400	157,673,859
Class A	1,506,231	22,900,378	185,792,457	2,466,722	—	299,875	2,691,780	9,200,278	14,537,130	4,431,444
Class C	1,166,215	4,850,548	79,573,550	516,761	—	265,223	59,794	2,910,707	6,905,866	692,181
Class R3	—	772,320	608,246	—	—	—	—	425,208	—	1,492,153
Class R6	38,868	247,842,849	—	—	4,931,200,688	—	—	191,651	35,437,308	283,913
Class E	—	—	32,450,596	—	148,502,317	—	—	—	36,276,129	—

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND**	INTERNATIONAL EQUITY FUND	INTERNATIONAL SELECT FUND
	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	27,349,352	27,916,545	—	—	66,215,203	6,288,943	—
Trust Class	—	—	—	1,653,761	17,560,844	—	—	1,932,056	1,986,010	398,934
Advisor Class	—	—	—	73,926	1,900,661	—	—	282,074	—	—
Institutional Class	3,741,533	40,795,085	60,939,940	968,358	47,585,753	300,454	4,416,606	7,927,759	106,065,563	11,267,004
Class A	79,653	1,122,717	12,909,042	99,107	—	24,519	250,548	382,913	1,072,613	318,695
Class C	62,192	239,845	5,565,733	21,476	—	21,855	5,582	124,734	515,841	51,063
Class R3	—	37,958	42,269	—	—	—	—	17,873	—	108,350
Class R6	2,061	12,202,543	—	—	73,603,339	—	—	7,934	2,622,707	20,284
Class E	—	—	2,242,202	—	2,214,408	—	—	—	2,683,976	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$25.03	$66.94	$—	$—	$24.13	$13.50	$—
Trust Class	—	—	—	24.93	66.81	—	—	24.07	13.50	14.04
Advisor Class	—	—	—	24.84	66.03	—	—	23.81	—	—
Institutional Class	18.84	20.32	14.46	25.12	67.00	12.27	10.72	24.15	13.50	13.99
Class R3	—	20.35	14.39	—	—	—	—	23.79	—	13.77
Class R6	18.86	20.31	—	—	67.00	—	—	24.16	13.51	14.00
Class E	—	—	14.47	—	67.06	—	—	—	13.52	—
Net Asset Value and redemption price per share
Class A	$18.91	$20.40	$14.39	$24.89	$—	$12.23	$10.74	$24.03	$13.55	$13.90
Offering Price per share
Class A‡	$20.06	$21.64	$15.27	$26.41	$—	$12.98	$11.40	$25.50	$14.38	$14.75
Net Asset Value and offering price per share
Class C^	$18.75	$20.22	$14.30	$24.06	$—	$12.14	$10.71	$23.34	$13.39	$13.56
†Securities on loan, at value:
Unaffiliated issuers	$—	$3,739,006	$—	$3,047,996	$—	$—	$—	$25,365,806	$4,858,721	$—
*Cost of Investments:
(a) Unaffiliated issuers	$50,024,848	$995,081,228	$817,478,401	$688,270,948	$5,055,034,995	$4,083,965	$50,193,271	$1,194,283,010	$1,482,445,392	$151,066,982
(b) Affiliated issuers	—	—	—	—	465,001,569	—	—	—	—	—
Total cost of investments	$50,024,848	$995,081,228	$817,478,401	$688,270,948	$5,520,036,564	$4,083,965	$50,193,271	$1,194,283,010	$1,482,445,392	$151,066,982
(c) Total cost of foreign currency	$—	$851,061	$—	$12,042	$—	$3,046	$2,146,948	$—	$(421,615)	$469,174
(d) Premium received from option contracts written	$—	$—	$1,236,446	$—	$—	$—	$—	$—	$—	$—

**  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds

	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND	U.S. EQUITY IMPACT FUND
	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$3,568,311	$1,423,338,806	$9,014,347,887	$1,755,081,036	$62,177,811	$449,056,873	$1,243,602,466	$337,303,399	$1,742,900,822	$5,853,166
Affiliated issuers(b)	—	—	—	—	—	—	—	—	—	—
	3,568,311	1,423,338,806	9,014,347,887	1,755,081,036	62,177,811	449,056,873	1,243,602,466	337,303,399	1,742,900,822	5,853,166
Cash	—	—	5,831,297	—	—	—	—	—	—	—
Foreign currency(c)	4,321	—	—	—	—	—	—	—	431,223	—
Dividends and interest receivable	12,678	318,527	19,490,975	527,751	47,801	552,046	433,771	88,211	2,341,890	7,664
Receivable for securities sold	—	—	48,316,185	5,705,286	—	164,842	—	4,450,220	7,656,922	—
Receivable from Management—net (Note B)	27,959	—	—	—	16,939	—	—	20,232	—	15,462
Receivable for Fund shares sold	112	3,001,547	54,694,259	1,081,822	1,224	442,438	1,900,924	154,232	871,288	203
Receivable for securities lending income (Note A)	183	—	1,621	4,896	—	—	—	9,708	—	—
Prepaid expenses and other assets	40,237	112,745	345,255	81,119	39,614	37,463	89,357	61,936	71,029	50,782
Total Assets	3,653,801	1,426,771,625	9,143,027,479	1,762,481,910	62,283,389	450,253,662	1,246,026,518	342,087,938	1,754,273,174	5,927,277
Liabilities
Payable to investment manager—net (Note B)	2,350	782,787	2,816,063	644,966	25,866	167,460	761,664	220,306	657,343	3,227
Option contracts written, at value(d) (Note A)	—	—	—	—	—	—	—	—	—	—
Due to custodian	—	—	—	—	—	23	—	—	—	—
Payable for securities purchased	—	1,487,547	56,008,192	3,583,260	—	—	—	1,377,246	—	—
Payable for Fund shares redeemed	—	1,957,322	4,635,214	3,087,188	4,387	769,905	973,212	189,989	1,170,411	—
Payable to administrator—net (Note B)	—	237,482	1,423,568	246,451	—	74,884	53,069	—	350,104	—
Payable to trustees	5,414	5,009	3,025	4,769	5,395	5,252	5,016	5,285	4,799	5,413
Payable for audit fees	26,120	30,978	30,978	30,978	30,978	30,978	31,512	30,978	30,978	12,828
Payable for custodian and accounting fees	21,815	23,346	165,283	50,779	15,486	19,983	31,001	21,587	52,038	4,891
Payable for shareholder reports	378	5,062	—	8,135	—	4,713	19,050	9,903	20,371	2,263
Payable for legal fees	8,724	8,562	14,265	10,670	11,537	11,915	9,863	10,630	8,476	—
Payable for registration and filing fees	1,420	1,420	2,488	2,516	2,232	1,149	1,933	2,504	2,232	1,781
Payable for shareholder servicing fees	220	3,189	129,626	81,239	5,838	2,656	12,032	20,509	57,622	169
Payable for loaned securities collateral (Note A)	70,018	—	—	15,714,964	—	—	—	2,524,041	—	—
Accrued capital gains taxes (Note A)	—	—	—	—	—	—	—	—	—	—
Other accrued expenses and payables	12	4,245	50,972	17,533	—	5,222	7,140	1,588	11,286	21
Total Liabilities	136,471	4,546,949	65,279,674	23,483,448	101,719	1,094,140	1,905,492	4,414,566	2,365,660	30,593
Net Assets	$3,517,330	$1,422,224,676	$9,077,747,805	$1,738,998,462	$62,181,670	$449,159,522	$1,244,121,026	$337,673,372	$1,751,907,514	$5,896,684
Net Assets consist of:
Paid-in capital	$3,187,563	$1,078,588,916	$7,873,982,557	$1,234,371,580	$49,443,075	$148,739,304	$1,044,419,760	$328,000,680	$924,597,033	$6,174,476
Total distributable earnings/(losses)	329,767	343,635,760	1,203,765,248	504,626,882	12,738,595	300,420,218	199,701,266	9,672,692	827,310,481	(277,792)
Net Assets	$3,517,330	$1,422,224,676	$9,077,747,805	$1,738,998,462	$62,181,670	$449,159,522	$1,244,121,026	$337,673,372	$1,751,907,514	$5,896,684
Net Assets
Investor Class	$—	$—	$1,700,194,142	$574,834,479	$36,164,206	$—	$—	$71,908,457	$400,144,724	$—
Trust Class	—	—	132,380,471	64,606,447	6,901,183	—	140,272,556	4,358,139	132,057,445	—
Advisor Class	—	—	150,938,704	9,357,579	—	—	—	3,245,007	—	—
Institutional Class	2,833,061	1,240,340,446	6,347,168,772	415,844,497	15,769,056	293,326,829	812,948,858	181,616,521	816,022,843	5,734,292
Class A	240,349	55,923,127	187,029,200	48,366,209	1,518,797	50,045,070	86,728,092	21,256,055	150,360,691	133,343
Class C	142,182	23,021,816	181,633,989	10,011,897	1,050,272	21,312,563	12,098,993	4,828,534	43,221,434	29,049
Class R3	—	—	3,321,325	13,730,900	746,869	—	19,431,361	5,177,976	21,770,497	—
Class R6	301,738	102,939,287	217,395,807	602,246,454	31,287	—	152,073,912	45,282,683	188,329,880	—
Class E	—	—	157,685,395	—	—	84,475,060	20,567,254	—	—	—

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)

	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND	U.S. EQUITY IMPACT FUND
	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022	February 28, 2022
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	37,622,031	34,233,091	1,407,162	—	—	1,709,914	9,181,604	—
Trust Class	—	—	2,925,796	3,851,995	268,667	—	8,375,701	103,827	3,024,131	—
Advisor Class	—	—	3,333,245	559,033	—	—	—	77,409	—	—
Institutional Class	193,112	56,631,302	140,634,713	24,738,366	614,443	22,089,929	48,362,448	4,314,197	18,774,332	586,270
Class A	16,458	2,589,655	4,134,941	2,885,887	59,102	3,763,289	5,178,075	506,423	3,448,731	13,675
Class C	10,000	1,096,989	4,016,196	601,127	41,275	1,646,486	720,635	115,771	1,006,609	3,000
Class R3	—	—	73,558	821,109	29,105	—	1,162,848	123,622	498,734	—
Class R6	20,590	4,679,976	4,812,554	35,801,071	1,220	—	9,048,526	1,074,765	4,334,212	—
Class E	—	—	3,488,065	—	—	6,255,041	1,222,558	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$45.19	$16.79	$25.70	$—	$—	$42.05	$43.58	$—
Trust Class	—	—	45.25	16.77	25.69	—	16.75	41.98	43.67	—
Advisor Class	—	—	45.28	16.74	—	—	—	41.92	—	—
Institutional Class	14.67	21.90	45.13	16.81	25.66	13.28	16.81	42.10	43.46	9.78
Class R3	—	—	45.15	16.72	25.66	—	16.71	41.89	43.65	—
Class R6	14.65	22.00	45.17	16.82	25.66	—	16.81	42.13	43.45	—
Class E	—	—	45.21	—	—	13.29	16.82	—	—	—
Net Asset Value and redemption price per share
Class A	$14.60	$21.59	$45.23	$16.76	$25.70	$13.30	$16.75	$41.97	$43.60	$9.75
Offering Price per share
Class A‡	$15.49	$22.91	$47.99	$17.78	$27.27	$14.11	$17.77	$44.53	$46.26	$10.34
Net Asset Value and offering price per share
Class C^	$14.22	$20.99	$45.23	$16.66	$25.45	$12.94	$16.79	$41.71	$42.94	$9.68
†Securities on loan, at value:
Unaffiliated issuers	$68,507	$—	$—	$15,640,485	$—	$—	$—	$2,520,863	$—	$—
*Cost of Investments:
(a) Unaffiliated issuers	$3,356,995	$1,126,563,083	$7,956,435,375	$1,286,644,263	$47,980,009	$218,501,285	$1,062,571,990	$336,859,806	$1,001,060,983	$5,857,678
(b) Affiliated issuers	—	—	—	—	—	—	—	—	—	—
Total cost of investments	$3,356,995	$1,126,563,083	$7,956,435,375	$1,286,644,263	$47,980,009	$218,501,285	$1,062,571,990	$336,859,806	$1,001,060,983	$5,857,678
(c) Total cost of foreign currency	$4,349	$—	$—	$—	$—	$—	$—	$—	$431,159	$—
(d) Premium received from option contracts written	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations (Unaudited)

Neuberger Berman Equity Funds

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND(a)	INTERNATIONAL EQUITY FUND	INTERNATIONAL SELECT FUND
	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$555,592	$15,569,909	$15,427,067	$2,152,217	$45,764,059	$39,722	$156,372	$8,438,328	$13,814,029	$1,303,457
Dividend income—affiliated issuers (Note F)	—	—	—	—	8,133,520	—	—	—	—	—
Interest and other income—unaffiliated issuers	57	559	228,085	1,527	5,452	8	14	560	489,583	134
Income from securities loaned—net	—	333	—	36,838	—	—	—	34,326	9,978	28,137
Foreign taxes withheld	(6,339)	(1,122,582)	(129,045)	(55,228)	(97,516)	(1,601)	(2,244)	(20,455)	(1,209,501)	(87,124)
Total income	$549,310	$14,448,219	$15,526,107	$2,135,354	$53,805,515	$38,129	$154,142	$8,452,759	$13,104,089	$1,244,604
Expenses:
Investment management fees (Note B)	180,128	5,828,614	2,926,743	2,276,026	40,756,060	15,855	314,002	4,762,591	7,150,062	466,978
Administration fees (Note B):
Investor Class	—	—	—	1,038,076	2,624,975	—	—	2,251,615	124,788	—
Trust Class	—	—	—	97,676	2,535,313	—	—	100,727	60,207	12,285
Advisor Class	—	—	—	4,042	276,806	—	—	15,427	—	—
Institutional Class	52,018	688,059	667,137	20,407	2,553,625	2,538	40,391	153,335	1,202,477	117,040
Class A	1,766	36,996	239,110	3,654	—	406	4,043	12,492	27,054	5,818
Class C	1,684	7,837	104,599	824	—	348	165	4,016	9,928	1,005
Class R3	—	1,076	772	—	—	—	—	547	—	2,073
Class R6	10	68,412	—	—	1,370,010	—	—	51	16,916	193
Distribution fees (Note B):
Trust Class	—	—	—	24,419	—	—	—	25,182	—	3,071
Advisor Class	—	—	—	2,526	173,004	—	—	9,642	—	—
Class A	1,698	35,573	229,913	3,514	—	390	3,887	12,012	26,013	5,594
Class C	6,475	30,141	402,304	3,171	—	1,339	636	15,448	38,187	3,864
Class R3	—	2,070	1,485	—	—	—	—	1,052	—	3,986
Shareholder servicing agent fees:
Investor Class	—	—	—	131,528	443,735	—	—	314,808	34,669	—
Trust Class	—	—	—	584	2,993	—	—	594	629	2,256
Advisor Class	—	—	—	368	2,516	—	—	341	—	—
Institutional Class	325	57,404	3,372	278	7,803	166	313	469	3,033	462
Class A	512	2,032	3,909	237	—	262	1,945	751	1,423	267
Class C	102	217	1,396	141	—	94	112	160	342	157
Class R3	—	435	168	—	—	—	—	126	—	224
Class R6	59	1,500	—	—	6,457	—	—	77	772	96
Class E	—	—	1	—	1	—	—	—	1	—
Audit fees	22,464	26,125	27,445	26,478	29,474	24,075	24,459	27,984	27,130	27,345
Custodian and accounting fees	28,929	400,143	65,331	64,782	578,149	32,362	44,938	104,620	168,908	51,330
Insurance	834	17,955	18,311	11,563	168,741	43	787	24,884	24,677	2,115
Legal fees	24,834	27,415	26,962	38,255	28,513	24,834	33,391	26,705	28,094	25,966
Registration and filing fees	28,944	47,263	42,138	52,691	115,302	24,103	28,146	67,509	51,695	49,145
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	147	—	—	—	90	—	—
Shareholder reports	1,604	10,675	29,253	15,220	167,946	1,227	1,213	25,038	13,652	3,177
Trustees' fees and expenses	22,057	22,056	22,057	22,057	22,057	22,056	22,057	22,057	22,057	22,057
Interest	—	15,299	3,213	6,261	—	—	218	11,454	19,855	3,490
Miscellaneous and other fees (Note A)	4,650	61,111	28,743	21,208	284,904	3,184	4,371	42,398	230,719	63,491
Total expenses	379,093	7,388,408	4,844,362	3,866,133	52,148,384	153,282	525,074	8,034,202	9,283,288	873,485

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND(a)	INTERNATIONAL EQUITY FUND	INTERNATIONAL SELECT FUND
	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022
Expenses reimbursed by Management (Note B)	(120,132)	(12,046)	—	(52)	—	(131,372)	(89,689)	—	(162,037)	(107,695)
Investment management fees waived (Note B)	—	—	(21,489)	—	(130,492)	—	—	—	(952,445)	—
Total net expenses	258,961	7,376,362	4,822,873	3,866,081	52,017,892	21,910	435,385	8,034,202	8,168,806	765,790
Net investment income/(loss)	$290,349	$7,071,857	$10,703,234	$(1,730,727)	$1,787,623	$16,219	$(281,243)	$418,557	$4,935,283	$478,814
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	1,322,748	(9,399,941)*	60,366,152	72,720,747	422,052,029	183,923	218,246	120,284,849	132,015,102	10,713,933
Transactions in investment securities of affiliated issuers	—	—	—	—	210,270,403	—	—	—	—	—
Redemption in-kind	—	—	—	—	—	—	—	—	—	—
Settlement of foreign currency transactions	866	(294,189)	1,026	442,612	(2,551)	404	5,045	57,168	(259,356)	(37,448)
Expiration or closing of option contracts written	—	—	1,272,413	—	—	—	—	246,143	—	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(2,238,756)	(160,808,766)**	(5,324,591)	(223,182,276)	(1,334,707,054)	(471,851)	(7,328,113)	(294,550,570)	(362,900,659)	(32,268,271)
Investment securities of affiliated issuers	—	—	—	—	(153,579,631)	—	—	—	—	—
Foreign currency translations	35	(67,175)	(5,129)	675	—	(81)	(11,754)	—	(24,134)	(62)
Option contracts written	—	—	(215,879)	—	—	—	—	(488,229)	—	—
Net gain/(loss) on investments	(915,107)	(170,570,071)	56,093,992	(150,018,242)	(855,966,804)	(287,605)	(7,116,576)	(174,450,639)	(231,169,047)	(21,591,848)
Net increase/(decrease) in net assets resulting from operations	$(624,758)	$(163,498,214)	$66,797,226	$(151,748,969)	$(854,179,181)	$(271,386)	$(7,397,819)	$(174,032,082)	$(226,233,764)	$(21,113,034)

(a)  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

*  Net of foreign capital gains tax of $2,248,432 for Emerging Markets Equity.

**  Change in accrued foreign capital gains tax amounted to $2,692,080 for Emerging Markets Equity.

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds

	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND	U.S. EQUITY IMPACT FUND
	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$21,658	$2,716,725	$87,374,207	$4,501,921	$497,611	$2,680,480	$11,788,746	$597,593	$10,769,576	$31,964
Dividend income—affiliated issuers (Note F)	—	—	—	—	—	—	—	—	—	—
Interest and other income—unaffiliated issuers	3	245,635	56,038	7,695	258	116	1,912	1,543	983	4
Income from securities loaned—net	778	—	212,309	9,912	—	—	—	39,796	—	—
Foreign taxes withheld	(2,380)	—	(373,691)	(7,938)	(874)	(20,554)	(14,842)	—	—	(668)
Total income	$20,059	$2,962,360	$87,268,863	$4,511,590	$496,995	$2,660,042	$11,775,816	$638,932	$10,770,559	$31,300
Expenses:
Investment management fees (Note B)	16,193	4,694,795	15,946,102	4,705,611	169,788	1,504,697	4,820,674	1,661,386	4,477,096	22,395
Administration fees (Note B):
Investor Class	—	—	2,135,049	844,948	46,320	—	—	104,488	549,855	—
Trust Class	—	—	228,457	186,590	13,756	—	292,546	9,790	281,476	—
Advisor Class	—	—	284,438	23,196	—	—	—	7,355	—	—
Institutional Class	2,146	812,956	3,785,356	341,112	11,939	311,595	575,107	167,880	650,046	4,605
Class A	585	68,987	200,884	60,169	1,986	66,464	113,038	31,459	204,216	295
Class C	212	27,119	173,475	15,718	1,300	31,604	15,375	7,712	59,836	41
Class R3	—	—	4,036	21,494	982	—	27,171	7,354	30,133	—
Class R6	84	23,989	49,597	174,117	7	—	41,711	12,818	54,195	—
Distribution fees (Note B):
Trust Class	—	—	57,114	—	3,439	—	73,136	2,447	70,369	—
Advisor Class	—	—	177,774	14,498	—	—	—	4,597	—	—
Class A	563	66,333	193,158	57,855	1,910	63,908	108,691	30,249	196,361	284
Class C	815	104,302	667,210	60,455	5,000	121,551	59,133	29,662	230,137	159
Class R3	—	—	7,760	41,334	1,888	—	52,251	14,142	57,948	—
Shareholder servicing agent fees:
Investor Class	—	—	305,064	141,088	9,848	—	—	31,761	133,909	—
Trust Class	—	—	977	584	501	—	8,286	478	2,117	—
Advisor Class	—	—	1,166	350	—	—	—	550	—	—
Institutional Class	124	5,003	14,867	3,122	362	1,716	4,614	2,072	3,891	107
Class A	226	2,691	14,869	1,923	297	2,568	4,390	5,038	3,699	136
Class C	65	489	2,320	439	165	711	835	246	1,125	67
Class R3	—	—	349	1,170	200	—	1,307	794	816	—
Class R6	65	180	1,169	5,678	56	—	5,696	1,536	2,723	—
Class E	—	—	1	—	—	1	1	—	—	—
Audit fees	21,620	26,778	26,478	26,778	26,778	26,778	26,412	26,778	26,778	8,628
Custodian and accounting fees	42,807	61,057	338,163	107,272	31,260	39,766	68,339	43,018	105,482	10,371
Insurance	41	12,270	66,810	26,490	798	7,435	12,453	6,018	25,289	71
Legal fees	24,921	24,868	31,364	26,582	27,843	29,124	26,962	26,542	24,782	20,933
Registration and filing fees	29,695	73,228	231,537	72,286	54,037	27,268	70,255	67,897	63,714	39,848
Repayment to Management of expenses previously assumed by Management (Note B)	—	331,259	—	—	—	—	—	—	—	—
Shareholder reports	1,272	34,002	87,438	26,513	1,375	3,051	35,088	15,815	24,033	1,488
Trustees' fees and expenses	22,057	22,056	22,057	22,057	22,057	22,057	22,057	22,057	22,057	22,057
Interest	—	494	10,096	—	—	6,470	—	—	194	—
Miscellaneous and other fees (Note A)	9,444	24,262	152,394	51,625	5,255	13,258	29,157	14,724	40,071	2,412
Total expenses	172,935	6,417,118	25,217,529	7,061,054	439,147	2,280,022	6,494,685	2,356,663	7,342,348	133,897
See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)

	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SUSTAINABLE EQUITY FUND	U.S. EQUITY IMPACT FUND
	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022	For the Six Months Ended February 28, 2022
Expenses reimbursed by Management (Note B)	(151,345)	—	—	—	(133,870)	—	(1,018,926)	(422,744)	—	(104,452)
Investment management fees waived (Note B)	—	—	(88,139)	—	—	(67,827)	(22,255)	—	—	—
Total net expenses	21,590	6,417,118	25,129,390	$7,061,054	$305,277	$2,212,195	$5,453,504	$1,933,919	$7,342,348	$29,445
Net investment income/(loss)	$(1,531)	$(3,454,758)	$62,139,473	(2,549,464)	191,718	447,847	6,322,312	(1,294,987)	3,428,211	1,855
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	157,798	73,769,987	150,470,273	106,692,285	4,210,430	89,811,007	31,254,954	10,732,583	124,492,004	(224,871)
Transactions in investment securities of affiliated issuers	—	—	—	—	—	—	—	—	—	—
Redemption in-kind	—	—	27,164,460	—	—	—	—	—	—	—
Settlement of foreign currency transactions	(614)	—	7,811	(42)	—	—	—	—	(1,938)	1
Expiration or closing of option contracts written	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(820,207)	(106,893,188)	193,096,773	(386,983,697)	(1,445,040)	(105,068,449)	(93,551,563)	(57,079,805)	(184,328,608)	(782,240)
Investment securities of affiliated issuers	—	—	—	—	—	—	—	—	—	—
Foreign currency translations	(136)	—	—	(19)	—	—	—	—	(34,230)	—
Option contracts written	—	—	—	—	—	—	—	—	—	—
Net gain/(loss) on investments	(663,159)	(33,123,201)	370,739,317	(280,291,473)	2,765,390	(15,257,442)	(62,296,609)	(46,347,222)	(59,872,772)	(1,007,110)
Net increase/(decrease) in net assets resulting from operations	$(664,690)	$(36,577,959)	$432,878,790	$(282,840,937)	$2,957,108	$(14,809,595)	$(55,974,297)	$(47,642,209)	$(56,444,561)	$(1,005,255)

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds

	DIVIDEND GROWTH FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND		GLOBAL REAL ESTATE FUND
	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$290,349	$548,751	$7,071,857	$3,541,278	$10,703,234	$28,079,620	$(1,730,727)	$171,909	$1,787,623	$(2,007,257)	$16,219	$40,415
Net realized gain/(loss) on investments	1,323,614	4,445,612	(9,694,130)	109,334,442	61,639,591	149,933,417	73,163,359	140,474,557	632,319,881	1,404,370,563	184,327	183,502
Change in net unrealized appreciation/(depreciation) of investments	(2,238,721)	12,675,786	(160,875,941)	65,053,158	(5,545,599)	98,359,642	(223,181,601)	95,704,561	(1,488,286,685)	1,935,043,587	(471,932)	599,991
Net increase/(decrease) in net assets resulting from operations	(624,758)	17,670,149	(163,498,214)	177,928,878	66,797,226	276,372,679	(151,748,969)	236,351,027	(854,179,181)	3,337,406,893	(271,386)	823,908
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	—	—	—	—	(136,402,309)	(38,144,099)	(210,590,153)	(71,771,065)	—	—
Trust Class	—	—	—	—	—	—	(8,284,726)	(2,489,625)	(130,343,708)	(48,636,547)	—	—
Advisor Class	—	—	—	—	—	—	(329,117)	(103,205)	(14,473,125)	(5,333,753)	—	—
Institutional Class	(2,499,888)	(742,840)	(9,669,709)	(3,568,091)	(83,965,046)	(23,248,583)	(4,828,673)	(939,810)	(355,585,655)	(127,257,277)	(196,286)	(37,486)
Class A	(42,586)	(15,411)	(212,772)	(50,983)	(16,633,568)	(3,156,079)	(483,064)	(162,544)	—	—	(19,221)	(3,156)
Class C	(34,444)	(8,635)	(30,600)	—	(7,072,976)	(955,145)	(111,038)	(35,901)	—	—	(15,980)	(1,598)
Class R3	—	—	(5,122)	—	(53,278)	(19,034)	—	—	—	—	—	—
Class R6	(1,484)	(486)	(3,216,808)	(1,128,741)	—	—	—	—	(577,582,712)	(193,893,991)	—	—
Total distributions to shareholders	(2,578,402)	(767,372)	(13,135,011)	(4,747,815)	(107,724,868)	(27,378,841)	(150,438,927)	(41,875,184)	(1,288,575,353)	(446,892,633)	(231,487)	(42,240)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—	2,694,121	3,347,825	48,060,768	144,737,447	—	—
Trust Class	—	—	—	—	—	—	325,220	1,166,888	44,578,069	129,164,606	—	—
Advisor Class	—	—	—	—	—	—	451,940	448,121	6,538,567	12,471,197	—	—
Institutional Class	8,798,244	12,665,548	121,823,113	253,341,761	62,193,551	120,356,881	4,860,079	10,079,306	325,308,548	614,864,775	866,706	2,255,839
Class A	269,876	76,124	5,217,675	9,959,942	11,125,120	30,504,003	212,651	289,727	—	—	15,546	53,185
Class C	108,360	263,660	130,530	861,448	1,232,107	2,994,173	11,000	49,290	—	—	21,573	2,500
Class R3	—	—	117,885	199,614	50,601	392,656	—	—	—	—	—	—
Class R6	—	—	7,743,913	81,483,430	—	—	—	—	344,140,451	784,360,992	—	—
Class E	—	—	—	—	33,007,515	—	—	—	158,571,387	—	—	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)

	DIVIDEND GROWTH FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND		GLOBAL REAL ESTATE FUND
	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—	125,304,527	35,051,668	203,748,560	68,987,845	—	—
Trust Class	—	—	—	—	—	—	8,241,192	2,471,265	129,704,902	48,261,989	—	—
Advisor Class	—	—	—	—	—	—	328,694	103,087	13,984,630	5,168,087	—	—
Institutional Class	2,499,888	742,840	4,082,970	1,609,979	76,005,383	21,134,547	4,738,106	914,496	321,339,017	114,901,501	196,286	37,486
Class A	42,140	15,234	120,780	27,707	12,385,307	2,255,417	464,724	157,731	—	—	18,097	1,370
Class C	34,113	8,633	16,433	—	6,725,228	902,821	106,757	30,125	—	—	15,674	459
Class R3	—	—	4,489	—	53,278	19,024	—	—	—	—	—	—
Class R6	—	—	3,215,649	1,128,268	—	—	—	—	576,427,588	192,414,257	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—	(34,923,520)	(50,778,542)	(136,042,238)	(253,447,855)	—	—
Trust Class	—	—	—	—	—	—	(4,045,707)	(8,346,044)	(129,900,647)	(386,826,991)	—	—
Advisor Class	—	—	—	—	—	—	(388,761)	(706,318)	(18,880,087)	(34,533,560)	—	—
Institutional Class	(6,031,841)	(10,245,133)	(136,908,224)	(271,782,156)	(124,146,551)	(437,488,734)	(2,376,057)	(3,310,264)	(414,948,314)	(1,028,789,559)	(583,174)	(683,223)
Class A	(110,619)	(626,994)	(10,680,540)	(14,297,558)	(18,204,972)	(31,078,728)	(147,987)	(1,217,099)	—	—	(5,887)	(36,196)
Class C	(273,058)	(1,985,342)	(1,072,443)	(1,249,710)	(8,823,038)	(38,629,239)	(79,007)	(913,415)	—	—	(7,314)	(2,650)
Class R3	—	—	(71,354)	(288,830)	(54,810)	(1,673,276)	—	—	—	—	—	—
Class R6	—	—	(15,251,726)	(18,202,755)	—	—	—	—	(794,098,243)	(903,064,717)	—	—
Class E	—	—	—	—	(427,744)	—	—	—	(1,450,005)	—	—	—
Net increase/(decrease) from Fund share transactions	5,337,103	914,570	(21,510,850)	42,791,140	51,120,975	(330,310,455)	105,777,972	(11,162,153)	677,082,953	(491,329,986)	537,507	1,628,770
Net Increase/(Decrease) in Net Assets	2,133,943	17,817,347	(198,144,075)	215,972,203	10,193,333	(81,316,617)	(196,409,924)	183,313,690	(1,465,671,581)	2,399,184,274	34,634	2,410,438
Net Assets:
Beginning of period	71,086,116	53,268,769	1,303,403,237	1,087,431,034	1,169,341,818	1,250,658,435	951,305,962	767,992,272	12,901,156,691	10,501,972,417	4,217,683	1,807,245
End of period	$73,220,059	$71,086,116	$1,105,259,162	$1,303,403,237	$1,179,535,151	$1,169,341,818	$754,896,038	$951,305,962	$11,435,485,110	$12,901,156,691	$4,252,317	$4,217,683

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds

	GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTERNATIONAL EQUITY FUND		INTERNATIONAL SELECT FUND		INTERNATIONAL SMALL CAP FUND		INTRINSIC VALUE FUND
	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)(a)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$(281,243)	$375,914	$418,557	$2,072,852	$4,935,283	$15,726,857	$478,814	$1,536,573	$(1,531)	$2,872	$(3,454,758)	$(4,950,861)
Net realized gain/(loss) on investments	223,291	6,828,230	120,588,160	188,447,992	131,755,746	155,814,490	10,676,485	15,881,511	157,184	178,082	73,769,987	82,684,416
Change in net unrealized appreciation/(depreciation) of investments	(7,339,867)	(207,330)	(295,038,799)	366,327,114	(362,924,793)	273,988,989	(32,268,333)	22,164,455	(820,343)	679,530	(106,893,188)	299,164,253
Net increase/(decrease) in net assets resulting from operations	(7,397,819)	6,996,814	(174,032,082)	556,847,958	(226,233,764)	445,530,336	(21,113,034)	39,582,539	(664,690)	860,484	(36,577,959)	376,897,808
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	(178,779,216)	(107,074,493)	(10,429,269)	(4,496,265)	—	—	—	—	—	—
Trust Class	—	—	(5,157,067)	(3,015,692)	(3,197,489)	(1,340,247)	(617,925)	(63,437)	—	—	—	—
Advisor Class	—	—	(803,272)	(442,228)	—	—	—	—	—	—	—	—
Institutional Class	(3,174,613)	(299,749)	(21,508,014)	(11,590,742)	(179,015,926)	(68,692,513)	(16,820,412)	(2,063,050)	(153,718)	(54,106)	(68,079,133)	(10,917,361)
Class A	(173,090)	(5,815)	(998,244)	(660,372)	(1,771,871)	(2,631,060)	(472,995)	(39,418)	(22,055)	(5,639)	(3,376,608)	(438,276)
Class C	(8,089)	—	(318,626)	(180,384)	(784,476)	(317,340)	(79,782)	(6,061)	(7,399)	(4,387)	(1,392,641)	(225,758)
Class R3	—	—	(44,453)	(12,381)	—	—	(158,470)	(16,174)	—	—	—	—
Class R6	—	—	(21,550)	(8,182)	(8,501,484)	(3,831,586)	(32,118)	(29,867)	(16,608)	(11,360)	(6,363,138)	(1,051,407)
Total distributions to shareholders	(3,355,792)	(305,564)	(207,630,442)	(122,984,474)	(203,700,515)	(81,309,011)	(18,181,702)	(2,218,007)	(199,780)	(75,492)	(79,211,520)	(12,632,802)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	6,888,806	19,374,758	948,242	3,102,270	—	—	—	—	—	—
Trust Class	—	—	991,292	2,840,108	1,644,774	1,036,142	41,097	139,742	—	—	—	—
Advisor Class	—	—	432,861	6,816,834	—	—	—	—	—	—	—	—
Institutional Class	239,386	17,025,211	23,328,859	30,918,935	167,348,565	255,795,695	31,455,271	9,898,820	682,912	733,340	443,904,659	411,294,676
Class A	—	—	1,399,932	5,448,853	4,596,272	10,684,206	999,168	1,327,077	60,401	296,114	18,605,923	30,536,745
Class C	—	—	404,439	578,065	616,284	1,291,950	152,747	342,465	—	—	7,710,574	6,497,288
Class R3	—	—	78,058	291,382	—	—	117,796	364,416	—	—	—	—
Class R6	—	—	4,674	136,190	5,728,513	9,851,318	76,480	410,307	8,926	—	22,638,834	70,343,766
Class E	—	—	—	—	40,166,700	—	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	167,192,227	100,836,713	10,032,044	4,336,539	—	—	—	—	—	—
Trust Class	—	—	5,115,567	2,995,621	2,876,056	1,218,086	586,702	60,282	—	—	—	—
Advisor Class	—	—	803,272	442,229	—	—	—	—	—	—	—	—
Institutional Class	2,816,308	246,922	21,389,349	11,503,934	143,209,921	54,430,100	16,443,850	2,013,108	153,718	54,106	61,512,157	9,932,068
Class A	154,277	5,364	906,616	605,922	1,066,885	412,845	269,105	24,117	14,125	732	2,926,485	378,854
Class C	6,854	—	308,662	173,939	557,232	249,091	50,177	5,118	—	—	1,191,735	199,167
Class R3	—	—	43,179	12,381	—	—	158,470	11,352	—	—	—	—
Class R6	—	—	17,091	5,449	8,494,315	3,828,300	4,539	29,353	—	—	6,266,107	1,050,853

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)

	GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTERNATIONAL EQUITY FUND		INTERNATIONAL SELECT FUND		INTERNATIONAL SMALL CAP FUND		INTRINSIC VALUE FUND
	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)(a)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021
Payments for shares redeemed:
Investor Class	—	—	(60,035,348)	(103,454,629)	(6,688,951)	(17,541,865)	—	—	—	—	—	—
Trust Class	—	—	(2,486,969)	(6,930,177)	(3,197,397)	(4,687,933)	(311,916)	(299,960)	—	—	—	—
Advisor Class	—	—	(1,061,953)	(889,700)	—	—	—	—	—	—	—	—
Institutional Class	(6,898,899)	(14,385,935)	(19,087,101)	(29,152,453)	(155,609,557)	(282,988,235)	(6,433,437)	(32,462,356)	(111,238)	(49,552)	(144,845,113)	(312,262,059)
Class A	(434,035)	(1,213,651)	(1,297,291)	(4,335,243)	(53,737,992)	(13,124,846)	(363,533)	(894,880)	(257,045)	(4,667)	(12,140,072)	(13,639,389)
Class C	(86,608)	(51,969)	(295,978)	(598,462)	(715,820)	(2,286,150)	(149,870)	(619,228)	—	—	(2,237,471)	(5,606,735)
Class R3	—	—	(12,803)	(142,607)	—	—	(319,740)	(1,168,286)	—	—	—	—
Class R6	—	—	(883)	(11,244)	(49,927,151)	(20,138,246)	(972,893)	(1,395,055)	—	—	(722,306)	(17,399,031)
Class E	—	—	—	—	(508,015)	—	—	—	—	—	—	—
Net increase/(decrease) from Fund share transactions	(4,202,717)	1,625,942	145,026,558	37,466,798	116,900,920	5,469,267	41,804,013	(22,213,608)	551,799	1,030,073	404,811,512	181,326,203
Net Increase/(Decrease) in Net Assets	(14,956,328)	8,317,192	(236,635,966)	471,330,282	(313,033,359)	369,690,592	2,509,277	15,150,924	(312,671)	1,815,065	289,022,033	545,591,209
Net Assets:
Beginning of period	65,058,077	56,740,885	2,091,994,822	1,620,664,540	1,949,616,575	1,579,925,983	167,665,336	152,514,412	3,830,001	2,014,936	1,133,202,643	587,611,434
End of period	$50,101,749	$65,058,077	$1,855,358,856	$2,091,994,822	$1,636,583,216	$1,949,616,575	$170,174,613	$167,665,336	$3,517,330	$3,830,001	$1,422,224,676	$1,133,202,643

(a)  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds

	LARGE CAP VALUE FUND		MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SMALL CAP GROWTH FUND
	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$62,139,473	$67,487,784	$(2,549,464)	$(8,838,993)	$191,718	$362,555	$447,847	$1,455,196	$6,322,312	$11,257,811	$(1,294,987)	$(3,020,583)
Net realized gain/(loss) on investments	177,642,544	285,988,196	106,692,243	280,048,876	4,210,430	6,938,039	89,811,007	169,829,130	31,254,954	38,018,132	10,732,583	89,473,676
Change in net unrealized appreciation/(depreciation) of investments	193,096,773	669,960,593	(386,983,716)	293,290,751	(1,445,040)	14,320,120	(105,068,449)	10,284,968	(93,551,563)	215,074,260	(57,079,805)	1,645,503
Net increase/(decrease) in net assets resulting from operations	432,878,790	1,023,436,573	(282,840,937)	564,500,634	2,957,108	21,620,714	(14,809,595)	181,569,294	(55,974,297)	264,350,203	(47,642,209)	88,098,596
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(79,869,457)	(20,430,235)	(94,164,177)	(58,050,416)	(200,159)	(11,425)	—	—	—	—	(13,258,126)	(918,631)
Trust Class	(5,348,605)	(1,078,681)	(14,613,610)	(8,892,266)	(16,858)	(4,162)	—	—	(5,008,428)	(2,198,156)	(814,025)	(57,855)
Advisor Class	(6,380,433)	(1,468,008)	(1,630,520)	(1,154,080)	—	—	—	—	—	—	(594,589)	(42,672)
Institutional Class	(259,813,461)	(8,164,733)	(64,686,823)	(34,989,272)	(110,063)	(37,826)	(118,597,894)	(115,191,642)	(27,176,861)	(9,593,060)	(37,053,673)	(2,177,438)
Class A	(7,290,938)	(370,906)	(6,369,020)	(3,702,867)	(3,489)	(807)	(13,620,299)	(8,383,410)	(2,898,402)	(1,119,427)	(3,939,522)	(296,389)
Class C	(5,993,385)	(38,911)	(1,799,949)	(1,143,834)	—	—	(6,605,137)	(5,779,393)	(350,394)	(89,071)	(982,208)	(62,596)
Class R3	(195,610)	(8,965)	(2,379,066)	(1,395,759)	(589)	(78)	—	—	(686,654)	(244,645)	(931,424)	(47,892)
Class R6	(12,246,114)	(2,120,487)	(99,981,072)	(52,695,641)	(214)	(102)	—	—	(6,128,222)	(2,684,462)	(8,436,918)	(599,444)
Total distributions to shareholders	(377,138,003)	(33,680,926)	(285,624,237)	(162,024,135)	(331,372)	(54,400)	(138,823,330)	(129,354,445)	(42,248,961)	(15,928,821)	(66,010,485)	(4,202,917)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	64,546,323	181,721,255	2,377,977	8,427,112	644,639	2,605,124	—	—	—	—	702,772	3,247,751
Trust Class	25,485,471	38,659,593	3,240,913	14,641,683	31,593	407,063	—	—	11,342,532	25,470,008	104,423	242,499
Advisor Class	16,711,066	34,170,739	1,274,156	4,393,464	—	—	—	—	—	—	88,524	802,448
Institutional Class	2,945,756,953	4,014,187,453	54,246,872	110,644,195	3,797,220	1,639,298	27,889,214	45,743,956	261,537,214	349,440,252	35,574,935	111,080,915
Class A	66,313,817	150,482,658	13,875,866	12,205,286	59,667	152,672	6,991,635	10,055,868	20,598,449	28,468,974	1,473,200	9,404,702
Class C	79,440,974	87,614,778	444,161	1,107,474	134,417	143,747	1,584,379	2,189,068	2,286,427	3,120,369	166,827	1,715,123
Class R3	2,307,669	1,697,270	1,528,208	5,366,627	62,331	347,826	—	—	3,448,237	5,317,825	921,168	3,596,155
Class R6	269,200,046	59,105,641	52,517,163	200,567,729	—	—	—	—	34,944,139	62,761,594	10,949,207	47,160,598
Class E	159,360,797	—	—	—	—	—	90,258,673	—	22,686,478	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	76,831,816	19,601,816	90,001,157	55,465,169	189,671	10,798	—	—	—	—	12,896,511	902,822
Trust Class	5,155,956	1,023,865	14,591,224	8,891,643	16,569	4,096	—	—	4,963,488	2,175,437	753,833	53,533
Advisor Class	6,133,382	1,465,423	1,181,490	784,013	—	—	—	—	—	—	594,589	42,672
Institutional Class	228,259,242	6,385,077	63,581,241	34,670,570	109,688	37,825	108,211,753	108,174,760	23,075,278	8,292,727	36,984,717	2,173,942
Class A	4,083,769	202,660	5,450,366	3,254,839	2,902	705	12,220,542	7,411,395	2,621,962	1,026,529	3,842,732	291,535
Class C	4,504,520	22,767	1,719,385	1,091,464	—	—	5,871,703	5,304,954	317,049	85,494	982,208	62,596
Class R3	193,310	8,610	2,347,697	1,371,835	566	69	—	—	686,517	243,941	923,466	47,374
Class R6	11,737,178	2,119,897	94,926,348	50,323,184	—	—	—	—	6,092,036	2,676,754	8,431,806	599,116
See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)

	LARGE CAP VALUE FUND		MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SMALL CAP GROWTH FUND
	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021
Payments for shares redeemed:
Investor Class	(85,290,848)	(173,343,216)	(26,626,256)	(76,486,949)	(1,289,460)	(2,644,136)	—	—	—	—	(4,785,388)	(9,869,961)
Trust Class	(11,497,351)	(24,141,015)	(34,544,533)	(21,181,230)	(337,328)	(988,992)	—	—	(14,309,435)	(20,816,568)	(498,540)	(676,038)
Advisor Class	(11,397,197)	(41,803,744)	(3,079,901)	(4,905,939)	—	—	—	—	—	—	(372,832)	(945,169)
Institutional Class	(1,005,563,047)	(568,756,731)	(52,991,983)	(99,159,527)	(4,066,140)	(4,634,426)	(206,975,956)	(316,953,452)	(115,418,639)	(145,292,786)	(62,708,739)	(80,195,379)
Class A	(21,198,631)	(53,784,445)	(6,598,684)	(12,250,293)	(122,012)	(940,752)	(6,931,146)	(11,570,881)	(14,147,851)	(24,700,337)	(3,796,839)	(12,360,984)
Class C	(5,550,064)	(7,254,222)	(1,768,088)	(2,773,040)	(169,031)	(306,563)	(5,877,920)	(13,212,368)	(765,746)	(3,586,968)	(1,213,644)	(931,767)
Class R3	(1,190,877)	(627,631)	(3,934,360)	(5,258,817)	(99,320)	(436,957)	—	—	(3,391,822)	(5,669,905)	(1,031,479)	(2,224,519)
Class R6	(258,445,900)	(9,619,225)	(99,400,116)	(159,835,132)	—	—	—	—	(44,528,891)	(41,889,221)	(12,607,796)	(42,304,712)
Class E	(377,832)	—	—	—	—	—	(1,385,138)	—	(438,992)	—	—	—
Net increase/(decrease) from Fund share transactions	2,565,510,542	3,719,139,273	174,360,303	131,355,360	(1,034,028)	(4,602,603)	31,857,739	(162,856,700)	201,598,430	247,124,119	28,375,661	31,915,252
Net Increase/(Decrease) in Net Assets	2,621,251,329	4,708,894,920	(394,104,871)	533,831,859	1,591,708	16,963,711	(121,775,186)	(110,641,851)	103,375,172	495,545,501	(85,277,033)	115,810,931
Net Assets:
Beginning of period	6,456,496,476	1,747,601,556	2,133,103,333	1,599,271,474	60,589,962	43,626,251	570,934,708	681,576,559	1,140,745,854	645,200,353	422,950,405	307,139,474
End of period	$9,077,747,805	$6,456,496,476	$1,738,998,462	$2,133,103,333	$62,181,670	$60,589,962	$449,159,522	$570,934,708	$1,244,121,026	$1,140,745,854	$337,673,372	$422,950,405

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds

	SUSTAINABLE EQUITY FUND		U.S. EQUITY IMPACT FUND
	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Period from March 23, 2021 (Commencement of Operations) to August 31, 2021
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$3,428,211	$8,337,425	$1,855	$(5,093)
Net realized gain/(loss) on investments	124,490,066	211,390,784	(224,870)	(38,197)
Change in net unrealized appreciation/(depreciation) of investments	(184,362,838)	303,276,347	(782,240)	777,729
Net increase/(decrease) in net assets resulting from operations	(56,444,561)	523,004,556	(1,005,255)	734,439
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(41,928,886)	(24,529,117)	—	—
Trust Class	(13,525,657)	(7,540,489)	—	—
Advisor Class	—	—	—	—
Institutional Class	(87,816,876)	(47,256,605)	(6,797)	—
Class A	(15,339,761)	(5,982,035)	(159)	—
Class C	(4,388,872)	(2,383,226)	(20)	—
Class R3	(2,208,118)	(1,549,909)	—	—
Class R6	(21,494,519)	(15,797,953)	—	—
Total distributions to shareholders	(186,702,689)	(105,039,334)	(6,976)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	6,497,003	56,659,705	—	—
Trust Class	4,704,717	18,321,793	—	—
Advisor Class	—	—	—	—
Institutional Class	74,881,346	194,252,822	1,254,311	5,346,069
Class A	10,583,886	53,333,094	70,903	203,363
Class C	1,923,866	5,416,990	—	30,000
Class R3	1,915,600	4,467,511	—	—
Class R6	21,508,222	142,685,592	—	—
Class E	—	—	—	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)

	SUSTAINABLE EQUITY FUND		U.S. EQUITY IMPACT FUND
	Six Months Ended February 28, 2022 (Unaudited)	Fiscal Year Ended August 31, 2021	Six Months Ended February 28, 2022 (Unaudited)	Period from March 23, 2021 (Commencement of Operations) to August 31, 2021
Proceeds from reinvestment of dividends and distributions:
Investor Class	40,342,855	23,325,011	—	—
Trust Class	13,444,722	7,492,180	—	—
Advisor Class	—	—	—	—
Institutional Class	79,125,120	43,404,634	6,798	—
Class A	13,944,295	5,347,193	139	—
Class C	3,898,086	2,183,695	—	—
Class R3	2,199,353	1,531,321	—	—
Class R6	21,413,654	15,797,954	—	—
Payments for shares redeemed:
Investor Class	(29,329,249)	(168,889,177)	—	—
Trust Class	(16,782,323)	(31,876,980)	—	—
Advisor Class	—	—	—	—
Institutional Class	(120,478,387)	(215,483,275)	(615,434)	—
Class A	(14,272,554)	(25,837,252)	(121,673)	—
Class C	(4,527,129)	(10,252,728)	—	—
Class R3	(3,231,810)	(16,054,522)	—	—
Class R6	(92,200,043)	(186,725,154)	—	—
Class E	—	—	—	—
Net increase/(decrease) from Fund share transactions	15,561,230	(80,899,593)	595,044	5,579,432
Net Increase/(Decrease) in Net Assets	(227,586,020)	337,065,629	(417,187)	6,313,871
Net Assets:
Beginning of period	1,979,493,534	1,642,427,905	6,313,871	—
End of period	$1,751,907,514	$1,979,493,534	$5,896,684	$6,313,871

See Notes to Financial Statements

Notes to Financial Statements Equity Fundsß (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Dividend Growth Fund ("Dividend Growth"), Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Real Estate Fund ("Global Real Estate"), Neuberger Berman Greater China Equity Fund ("Greater China Equity"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Equity Fund ("International Equity"), Neuberger Berman International Select Fund ("International Select"), Neuberger Berman International Small Cap Fund ("International Small Cap"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Value Fund ("Large Cap Value"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Mid Cap Intrinsic Value Fund ("Mid Cap Intrinsic Value"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), Neuberger Berman Sustainable Equity Fund ("Sustainable Equity") and Neuberger Berman U.S. Equity Impact Fund ("U.S. Equity Impact") (each individually a "Fund," and collectively, the "Funds") are separate operating series of the Trust, each of which (except Greater China Equity and Real Estate) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Global Real Estate and Multi-Cap Opportunities became diversified in December 2017 and December 2012, respectively). Nine Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, twenty offer Institutional Class shares, nineteen offer Class A shares, nineteen offer Class C shares, ten offer Class R3 shares, fourteen offer Class R6 shares and six offer Class E shares. U.S. Equity Impact had no operations until March 23, 2021, other than matters relating to its organization and its registration of shares under the 1933 Act. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of the Trust.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

On February 25, 2022, to facilitate compliance with certain requirements necessary to maintain its status as a regulated investment company ("RIC"), Guardian formed NB A24 Guardian Blocker LLC (the "Blocker"), a Delaware limited liability company, to hold interests in certain private placements. The Blocker is a wholly owned subsidiary of Guardian and Guardian will remain its sole member.

As of February 28, 2022, the value of Guardian's investment in the Blocker was as follows:

Investment in Blocker	Percentage of Net Assets
$939,135	0.1%

ß  Consolidated Notes to Financial Statements for Guardian

2  Consolidation: The accompanying financial statements of Guardian present the consolidated accounts of Guardian and the Blocker. All intercompany accounts and transactions have been eliminated in consolidation.

3  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities, preferred stocks, warrants, rights, master limited partnerships and limited partnerships, and exchange-traded options written, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit specific details, relevant listed bond and preferred stock prices and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost (Level 2 inputs).

Investments in non-exchange traded investment companies with a readily determinable fair value are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Services ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

In December 2020, the Securities and Exchange Commission ("SEC") adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are "readily available" for purposes of the 1940 Act, which is the threshold for determining whether a fund must fair value a security. The rule became effective on March 8, 2021, however, the SEC adopted an eighteen-month transition period beginning from the effective date. Management is currently evaluating the rule.

4  Foreign currency translations: The accounting records of the Funds and the Blocker are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

5  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as a class member. The amounts of such proceeds for the six months ended February 28, 2022, were $479, $108,404, $47,093, $45,605, and $23,795, for Genesis, Large Cap Value, Mid Cap Growth, Multi-Cap Opportunities, and Small Cap Growth, respectively.

6  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a RIC by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of February 28, 2022, the Funds did not have any unrecognized tax positions.

The Blocker is taxed as a corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a corporation, Guardian will include in its taxable income its share of the Blocker's current earnings and profits (including net realized gains). Any deficit generated by the Blocker will be disregarded for purposes of computing Guardian's taxable income in the current period and also disregarded for all future periods.

For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at February 28, 2022 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Dividend Growth	$50,027,888	$24,407,668	$1,271,154	$23,136,514
Emerging Markets Equity	997,895,512	267,310,729	153,404,045	113,906,684
Equity Income	817,319,261	367,190,623	5,953,453	361,237,170
Focus	688,401,519	109,839,509	39,246,145	70,593,364
Genesis	5,527,331,278	6,100,293,921	189,183,186	5,911,110,735
Global Real Estate	4,144,018	340,499	182,313	158,186
Greater China Equity	50,623,864	4,426,982	6,995,273	(2,568,291)
Guardian	1,193,973,602	724,322,324	41,655,424	682,666,900
International Equity	1,485,054,250	242,380,041	83,264,387	159,115,654
International Select	151,181,673	24,637,641	6,377,840	18,259,801
International Small Cap	3,371,677	448,032	251,398	196,634
Intrinsic Value	1,135,093,701	381,133,640	92,888,535	288,245,105
Large Cap Value	7,971,488,559	1,218,447,069	175,587,741	1,042,859,328
Mid Cap Growth	1,287,567,528	535,043,873	67,530,384	467,513,489

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Mid Cap Intrinsic Value	$47,896,758	$17,701,048	$3,419,995	$14,281,053
Multi-Cap Opportunities	218,424,435	231,566,440	934,002	230,632,438
Real Estate	1,067,655,524	188,140,375	12,193,433	175,946,942
Small Cap Growth	337,067,515	44,912,519	44,676,635	235,884
Sustainable Equity	1,003,179,462	756,185,663	16,558,074	739,627,589
U.S. Equity Impact	5,859,193	452,416	458,443	(6,027)

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended August 31, 2021, the Funds recorded permanent reclassifications primarily related to one or more of the following: deemed distributions on shareholder redemptions, prior year true up adjustment, net operating losses written off and gains (losses) & tax adjustments on securities redeemed in kind. For the year ended August 31, 2021, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Total Distributable Earnings/(Losses)
Dividend Growth	$59,146	$(59,146)
Emerging Markets Equity	—	—
Equity Income	23,912,350	(23,912,350)
Focus	3,128,844	(3,128,844)
Genesis	128,109,281	(128,109,281)
Global Real Estate	7,972	(7,972)
Greater China Equity	147,966	(147,966)
Guardian	7,429,874	(7,429,874)
International Equity	13,118,211	(13,118,211)
International Select	1,018,108	(1,018,108)
International Small Cap	—	—
Intrinsic Value	6,190,713	(6,190,713)
Large Cap Value	25,094,687	(25,094,687)
Mid Cap Growth	20,286,398	(20,286,398)
Mid Cap Intrinsic Value	(3,921)	3,921
Multi-Cap Opportunities	47,423,722	(47,423,722)
Real Estate	5,714,205	(5,714,205)
Small Cap Growth	19,416,170	(19,416,170)
Sustainable Equity	28,315,488	(28,315,488)
U.S. Equity Impact	—	—

The tax character of distributions paid during the years ended August 31, 2021, and August 31, 2020, was as follows:

	Distributions Paid From:
	Ordinary Income			Long-Term Capital Gain			Return of Capital			Total
	2021		2020	2021		2020	2021		2020	2021		2020
Dividend Growth	$767,372		$826,386	$—		$—	$—		$—	$767,372		$826,386
Emerging Markets Equity	4,747,815		25,945,704	—		—	—		—	4,747,815		25,945,704
Equity Income	27,378,841		33,695,072	—		47,073,540	—		—	27,378,841		80,768,612
Focus	—		12,478,831	41,875,184		70,064,650	—		—	41,875,184		82,543,481
Genesis	6,270,056		19,901,125	440,622,577		579,781,590	—		—	446,892,633		599,682,715
Global Real Estate	42,240		106,937	—		70,357	—		7,971	42,240		185,265
Greater China Equity	305,564		453,603	—		—	—		—	305,564		453,603
Guardian	29,507,447		33,517,939	93,477,027		45,965,679	—		—	122,984,474		79,483,618
International Equity	17,001,303		23,260,718	64,307,708		29,859,700	—		—	81,309,011		53,120,418
International Select	1,262,624		3,198,388	955,383		2,566,009	—		—	2,218,007		5,764,397
International Small Cap	10,984		50,905	64,508		—	—		—	75,492		50,905
Intrinsic Value	—		2,242,126	12,632,802		16,091,836	—		—	12,632,802		18,333,962
Large Cap Value	28,452,253		36,925,536	5,228,673		40,587,809	—		—	33,680,926		77,513,345
Mid Cap Growth	2,963,183		—	159,060,952		75,435,021	—		—	162,024,135		75,435,021
Mid Cap Intrinsic Value	54,400		1,008,381	—		—	—		—	54,400		1,008,381
Multi-Cap Opportunities	1,439,115		10,073,130	127,915,330		205,557,499	—		—	129,354,445		215,630,629
Real Estate	13,773,899		8,647,648	2,154,922		19,424,543	—		—	15,928,821		28,072,191
Small Cap Growth	—		7,190,578	4,202,917		1,795,582	—		—	4,202,917		8,986,160
Sustainable Equity	11,979,850		12,102,329	93,059,484		146,053,918	—		—	105,039,334		158,156,247
U.S. Equity Impact	—	(a)	—	—	(a)	—	—	(a)	—	—	(a)	—

(a)  Period from March 23, 2021 (Commencement of Operations) to August 31, 2021.

As of August 31, 2021, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Dividend Growth	$483,173	$1,962,388	$25,375,341	$—	$—	$27,820,902
Emerging Markets Equity	2,474,325	—	277,417,491	(32,308,450)	(9,991)	247,573,375
Equity Income	779,548	93,424,225	366,776,677	—	—	460,980,450
Focus	27,196,926	75,293,566	293,774,635	—	—	396,265,127
Genesis	—	1,146,133,239	7,399,397,420	(6,216,537)	(1)	8,539,314,121
Global Real Estate	42,328	121,024	630,050	—	(1,437)	791,965
Greater China Equity	978,112	2,376,951	4,766,103	(3,631,196)	(13,593)	4,476,377
Guardian	68,892,395	98,243,478	977,217,470	(193,376)	1	1,144,159,968
International Equity	19,719,359	127,720,564	522,124,124	—	—	669,564,047

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
International Select	$1,620,873	$11,976,344	$50,543,264	$—	$—	$64,140,481
International Small Cap	11,289	165,535	1,017,413	—	—	1,194,237
Intrinsic Value	—	68,350,050	395,138,293	(4,015,095)	(48,009)	459,425,239
Large Cap Value	134,394,255	163,867,651	849,762,556	—	(1)	1,148,024,461
Mid Cap Growth	19,485,079	199,109,753	854,497,224	—	—	1,073,092,056
Mid Cap Intrinsic Value	176,422	—	15,726,093	(5,789,654)	(2)	10,112,859
Multi-Cap Opportunities	4,680,974	113,671,283	335,700,887	—	(1)	454,053,143
Real Estate	6,610,849	21,815,172	269,498,505	—	(2)	297,924,524
Small Cap Growth	35,159,167	30,850,531	57,315,689	—	(1)	123,325,386
Sustainable Equity	11,350,340	134,963,564	924,143,827	—	—	1,070,457,731
U.S. Equity Impact	808	—	776,213	(36,682)	(5,900)	734,439

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and/or recognized on wash sales and straddles, capital loss carryforwards, amortization of organization expenses, tax adjustments related to nontaxable distributions from corporate stock, partnership basis adjustments and mark-to-market adjustments on forwards and passive foreign investment companies ("PFICs") and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at August 31, 2021, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:

	Capital Loss Carryforwards
	Long-Term		Short-Term
Emerging Markets Equity	$—		$32,308,450
Greater China Equity	523,972	*	3,107,224	*
Mid Cap Intrinsic Value	5,789,654		—
U.S. Equity Impact	—		36,682

*  Future utilization is limited under current tax regulation.

During the year ended August 31, 2021, Dividend Growth, Emerging Markets Equity, Greater China Equity and Mid Cap Intrinsic Value utilized capital loss carryforwards of $2,473,840, $107,297,301, $3,053,881 and $7,075,150, respectively.

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under current tax rules, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net PFIC mark to market losses) realized on investment transactions after October 31. For the year ended August 31, 2021, the Funds elected to defer the following late-year ordinary losses and post October capital losses:

	Late-Year Ordinary Loss Deferral	Post October Capital Loss Deferral
Genesis	$6,216,537	$—
Intrinsic Value	4,015,095	—

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. Emerging Markets Equity accrues capital gains tax on unrealized and realized gains for certain securities. At February 28, 2022, Emerging Markets Equity had accrued capital gains taxes of $6,766,362, which is reflected in the Statements of Assets and Liabilities. For the six months ended February 28, 2022, Emerging Markets Equity had realized capital gains taxes of $2,248,432, which is reflected in the Statements of Operations.

As a result of several European Court of Justice ("ECJ") court cases in certain countries across the European Union ("EU"), certain of the Funds have filed additional tax reclaims for previously withheld taxes on dividends earned in those countries ("ECJ tax reclaims"). These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected as "Interest and other income—unaffiliated issuers" in the Statements of Operations and the cost to file these additional ECJ tax reclaims is reflected as "Miscellaneous and other fees" in the Statements of Operations. The Funds have determined that certain ECJ tax reclaims in Sweden are "more likely than not" to be sustained after examination by tax authorities and are reflected in "Prepaid expenses and other assets" and "Other accrued expenses and payables" in the Statements of Assets and Liabilities for International Equity, International Select and International Small Cap, respectively.

8  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income, Global Real Estate and Real Estate generally distribute net investment income, if any, at the end of each calendar quarter.

For Funds that invest in real estate investment trusts ("REITs"), these Funds pass through to their shareholders substantially all REIT distributions and other income they receive, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. For the year ended August 31, 2021, the character of distributions, if any, paid to shareholders of these Funds disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 under the 1940 Act, which went effective on January 19, 2022, or any other applicable exemptive relief. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns. Prior to the effectiveness of Rule 12d1-4, a Fund was permitted to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of exemptive orders. These exemptive orders along with Rule 12d1-2 were rescinded upon the effectiveness of Rule 12d1-4. Rule 12d1-4 contains elements from the SEC's prior exemptive orders permitting fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures.

12  Derivative instruments: Certain Funds' use of derivatives during the six months ended February 28, 2022, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at February 28, 2022. The disclosure requirements of ASC 815 "Derivatives and Hedging" ("ASC 815") distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a Fund will use derivatives, may adversely affect a Fund's performance and may increase costs related to a Fund's use of derivatives.

Options: Equity Income used options written to generate incremental returns. Guardian used options written to enhance total return, to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions. Guardian used options purchased to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised, a Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

At February 28, 2022, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Liability Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Equity Risk	Total
Equity Income
Options written	Option contracts written, at value	$(1,764,580)	$(1,764,580)
Total Value—Liabilities		$(1,764,580)	$(1,764,580)

The impact of the use of derivative instruments on the Statements of Operations during the six months ended February 28, 2022, was as follows:

Realized Gain/(Loss)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Equity Income
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	$1,272,413	$1,272,413
Total Realized Gain/(Loss)		$1,272,413	$1,272,413
Guardian
Options purchased	Net realized gain/(loss) on: Transactions in investment securities of unaffiliated issuers	$1,568,657	$1,568,657
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	246,143	246,143
Total Realized Gain/(Loss)		$1,814,800	$1,814,800

Change in Appreciation/(Depreciation)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Equity Income
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	$(215,879)	$(215,879)
Total Change in Appreciation/(Depreciation)		$(215,879)	$(215,879)
Guardian
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: Investment securities of unaffiliated issuers	$282,651	$282,651
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	(488,229)	(488,229)
Total Change in Appreciation/(Depreciation)		$(205,578)	$(205,578)

While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

Management has concluded that Dividend Growth, Emerging Markets Equity, Focus, Genesis, Global Real Estate, Greater China Equity, International Equity, International Select, International Small Cap, Intrinsic Value, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Real Estate, Small Cap Growth, Sustainable Equity and U.S. Equity Impact did not hold any derivative instruments during the six months ended February 28, 2022 that require additional disclosures pursuant to ASC 815.

13  Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and a Fund until the close of the transaction. A Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of February 28, 2022, the Funds listed below had outstanding loans of securities to certain approved brokers each with a value as follows:

Value of Securities Loaned
Emerging Markets Equity	$3,739,006
Focus	3,047,996
Guardian	25,365,806
International Equity	4,858,721
International Small Cap	68,507
Mid Cap Growth	15,640,485
Small Cap Growth	2,520,863

As of February 28, 2022, the Funds listed below had outstanding loans of securities to certain approved brokers for which each received collateral as follows:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Common Stocks
Emerging Markets Equity	$3,525,000	$—	$—	$—	$3,525,000
Focus	3,099,422	—	—	—	3,099,422
Guardian	23,424,052	—	—	—	23,424,052
International Equity	5,064,273				5,064,273
International Small Cap	70,018	—	—	—	70,018
Mid Cap Growth	15,714,964	—	—	—	15,714,964
Small Cap Growth	2,524,041	—	—	—	2,524,041

(a)  Amounts represent the payable for loaned securities collateral received.

The Funds are required to disclose both gross and net information for assets and liabilities related to over-the-counter derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Emerging Markets Equity, Focus, Guardian, International Equity, International Small Cap, Mid Cap Growth and Small Cap Growth held one or more of these investments at February 28, 2022. The Funds' securities lending assets at fair value are reported gross in the Statements of Assets and Liabilities. The following tables present securities lending assets by counterparty and net of the related collateral received by a Fund as of February 28, 2022.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Emerging Markets Equity
Securities Lending	$3,739,006	$—	$3,739,006
Total	$3,739,006	$—	$3,739,006
Focus
Securities Lending	$3,047,996	$—	$3,047,996
Total	$3,047,996	$—	$3,047,996
Guardian
Securities Lending	$25,365,806	$—	$25,365,806
Total	$25,365,806	$—	$25,365,806
International Equity
Securities Lending	$4,858,721	$—	$4,858,721
Total	$4,858,721	$—	$4,858,721
International Small Cap
Securities Lending	$68,507	$—	$68,507
Total	$68,507	$—	$68,507
Mid Cap Growth
Securities Lending	$15,640,485	$—	$15,640,485
Total	$15,640,485	$—	$15,640,485
Small Cap Growth
Securities Lending	$2,520,863	$—	$2,520,863
Total	$2,520,863	$—	$2,520,863

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Emerging Markets Equity
SSB	$3,739,006	$—	$(3,525,000)	$214,006
Total	$3,739,006	$—	$(3,525,000)	$214,006
Focus
SSB	$3,047,996	$—	$(3,047,996)	$—
Total	$3,047,996	$—	$(3,047,996)	$—
Guardian
SSB	$25,365,806	$—	$(23,424,052)	$1,941,754
Total	$25,365,806	$—	$(23,424,052)	$1,941,754
International Equity
SSB	$4,858,721	$—	$(4,858,721)	$—
Total	$4,858,721	$—	$(4,858,721)	$—
International Small Cap
SSB	$68,507	$—	$(68,507)	$—
Total	$68,507	$—	$(68,507)	$—
Mid Cap Growth
SSB	$15,640,485	$—	$(15,640,485)	$—
Total	$15,640,485	$—	$(15,640,485)	$—
Small Cap Growth
SSB	$2,520,863	$—	$(2,520,863)	$—
Total	$2,520,863	$—	$(2,520,863)	$—

(a)  Collateral received is limited to an amount not to exceed 100% of the net amount of assets in the tables presented above.

(b)  Net Amount represents amounts subject to loss at February 28, 2022, in the event of a counterparty failure.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15  In-kind redemption: In accordance with guidelines described in a Fund's prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain/(loss) to paid-in capital. During the six months ended February 28, 2022, Large Cap Value realized net gains of $27,164,460 on $94,882,781 of in-kind redemptions which is comprised of $90,055,715 in securities and $4,827,066 in cash. During the year ended August 31, 2021, Small Cap Growth realized net gains of $4,925,623 on $18,488,890 of in-kind redemptions.

16  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee as a percentage of average daily net assets according to the following table:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Next $10 billion	Thereafter
For Genesis(a):
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%	0.60%
For Intrinsic Value and Small Cap Growth:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%	0.85%
For Global Real Estate and Real Estate(a):
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International Equity(a)(b):
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%	0.70%
For International Small Cap:
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.725%	0.70%	0.70%
For Equity Income(a), Focus, Guardian, International Select, Large Cap Value(a), Mid Cap Growth, Mid Cap Intrinsic Value and Sustainable Equity:
0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%	0.40%
For Multi-Cap Opportunities(a):
0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%	0.45%
For Greater China Equity:
1.10%	1.10%	1.10%	1.10%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
For Dividend Growth:
0.50%	0.50%	0.50%	0.50%	0.50%	0.475%	0.475%	0.475%	0.45%	0.45%
For U.S. Equity Impact
0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%

(a)  NBIA has contractually agreed to waive its Class E management fee for the below Funds. This undertaking lasts until August 31, 2023 and may not be terminated during its term without the consent of the Board. Management fees contractually waived are not subject to recovery by NBIA.

Fund	Annualized Percentage of Average Daily Net Assets Waived	Effective date(s)	Management Fees Waived for the Period From January 11, 2022 (Commencement of Operations) to February 28, 2022
Equity Income	0.50%	1/11/2022	$21,489
Genesis	0.66%	1/11/2022	$130,492
International Equity	0.78%	1/11/2022	$39,699
Large Cap Value	0.42%	1/11/2022	$88,139
Multi-Cap Opportunities	0.59%	1/11/2022	$67,827
Real Estate	0.80%	1/11/2022	$22,255

(b)  NBIA has voluntarily agreed to waive and/or reimburse its management fee for the below Fund. NBIA may, at its sole discretion, modify or terminate the voluntary waiver and/or reimbursement without notice to the Fund. Fees voluntarily waived and/or reimbursed are not subject to recovery by NBIA.

Fund	Percentage of Average Daily Net Assets Waived and/or Reimbursed	Effective date(s)	Management Fees Waived and/or Reimbursed for the Six Months Ended February 28, 2022
International Equity	0.10%	10/22/19	$912,746

Accordingly, for the six months ended February 28, 2022, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

	Effective Rate			Effective Rate
Dividend Growth	0.50%		International Small Cap	0.85%
Emerging Markets Equity	0.95%		Intrinsic Value	0.75%
Equity Income	0.50%		Large Cap Value	0.43	%(b)
Focus	0.52%		Mid Cap Growth	0.48%
Genesis	0.66%		Mid Cap Intrinsic Value	0.55%
Greater China Equity	1.10%		Multi-Cap Opportunities	0.59%
Guardian	0.47%		Real Estate	0.80%
International Equity	0.78	%(a)	Small Cap Growth	0.83%
International Select	0.55%		Sustainable Equity	0.48%

(a)  0.68% annual effective net rate of the Fund's average daily net assets.

(b)  0.42% annual effective net rate of the Fund's average daily net assets.

Each Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of a Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.26% for each of Investor Class, Class A, Class C and Class R3; 0.40% for Trust Class and Advisor Class; 0.15% for Institutional Class; and 0.05% for Class R6, each as a percentage of its average daily net assets. Class E shares do not pay an administration fee. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class of each of International Equity, Mid Cap Intrinsic Value and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The expenses of the Blocker are included in the total expenses used to calculate the reimbursement, which Guardian has agreed to share with the Blocker. For the period ended February 28, 2022, the expenses of the Blocker amounted to $894.

At February 28, 2022, contingent liabilities to NBIA under the agreements were as follows:

				Expenses Reimbursed in Year Ended August 31,
				2019	2020	2021	2022
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2022	2023	2024	2025
Dividend Growth Institutional Class	0.69%		8/31/25	$253,857	$233,246	$241,524	$115,006
Dividend Growth Class A	1.05%		8/31/25	9,695	7,746	7,463	2,762
Dividend Growth Class C	1.80%		8/31/25	15,075	11,655	8,038	2,239
Dividend Growth Class R6	0.59	%(b)	8/31/25	158	191	294	125
Emerging Markets Equity Institutional Class	1.25%		8/31/25	—	—	—	—
Emerging Markets Equity Class A	1.50%		8/31/25	51,901	34,659	22,865	10,091
Emerging Markets Equity Class C	2.25%		8/31/25	9,302	6,296	3,949	1,939
Emerging Markets Equity Class R3	1.91%		8/31/25	117	508	—	16
Emerging Markets Equity Class R6	1.15	%(b)	8/31/25	—	—	—	—
Equity Income Institutional Class	0.80%		8/31/25	—	—	—	—
Equity Income Class A	1.16%		8/31/25	—	—	—	—
Equity Income Class C	1.91%		8/31/25	—	—	—	—
Equity Income Class R3	1.41%		8/31/25	—	—	—	—
Focus Trust Class	1.50%		8/31/25	—	—	—	—
Focus Advisor Class	1.50%		8/31/25	—	—	—	—
Focus Institutional Class	0.75%		8/31/25	—	—	—	—
Focus Class A	1.11%		8/31/25	114	272	—	—
Focus Class C	1.86%		8/31/25	193	96	162	52
Genesis Trust Class	1.50%		8/31/25	—	—	—	—
Genesis Advisor Class	1.50%		8/31/25	—	—	—	—
Genesis Institutional Class	0.85%		8/31/25	—	—	—	—
Genesis Class R6	0.75%		8/31/25	—	—	—	—
Global Real Estate Institutional Class	1.00%		8/31/25	227,837	205,632	239,478	111,852
Global Real Estate Class A	1.36%		8/31/25	27,482	26,471	24,623	10,584
Global Real Estate Class C	2.11%		8/31/25	26,045	22,306	22,202	8,936
Greater China Equity Institutional Class	1.50%		8/31/25	173,901	144,843	165,224	82,701
Greater China Equity Class A	1.86%		8/31/25	30,826	21,307	16,015	6,692
Greater China Equity Class C	2.61%		8/31/25	801	603	768	296
Guardian Trust Class	1.50%		8/31/25	—	—	—	—
Guardian Advisor Class	1.50%		8/31/25	—	—	—	—
Guardian Institutional Class	0.75%		8/31/25	—	—	—	—
Guardian Class A	1.11%		8/31/25	—	—	—	—
Guardian Class C	1.86%		8/31/25	—	—	—	—
Guardian Class R3	1.36%		8/31/25	21	—	37	—
Guardian Class R6	0.65%		8/31/25	8	—	25	—

				Expenses Reimbursed in Year Ended August 31,
				2019	2020	2021	2022
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2022	2023	2024	2025
International Equity Investor Class	1.40%		8/31/25	$—	$—	$—	$—
International Equity Trust Class	2.00%		8/31/25	—	—	—	—
International Equity Institutional Class	0.85%		8/31/25	877,385	342,202	394,617	153,048
International Equity Class A	1.21%		8/31/25	35,772	11,946	18,701	2,168
International Equity Class C	1.96%		8/31/25	7,523	2,115	2,857	1,050
International Equity Class R6	0.75	%(b)	8/31/25	48,635	15,901	22,906	5,771
International Select Trust Class	1.15%		8/31/25	17,860	12,734	14,610	6,018
International Select Institutional Class	0.80%		8/31/25	223,768	176,566	225,741	96,304
International Select Class A	1.16%		8/31/25	5,946	4,320	6,545	3,020
International Select Class C	1.91%		8/31/25	3,369	2,173	1,554	627
International Select Class R3	1.41%		8/31/25	5,140	3,284	3,504	1,196
International Select Class R6	0.70	%(b)	8/31/25	31,580	24,937	2,510	530
International Small Cap Institutional Class	1.05%		8/31/25	281,758	259,992	239,386	113,909
International Small Cap Class A	1.41%		8/31/25	9,070	6,925	27,225	17,549
International Small Cap Class C	2.16%		8/31/25	6,779	5,773	18,529	6,509
International Small Cap Class R6	0.95	%(b)	8/31/25	11,852	11,384	37,827	13,378
Intrinsic Value Institutional Class	1.00%		8/31/25	—	171,991	—	—
Intrinsic Value Class A	1.36%		8/31/25	2,802	11,833	923	—
Intrinsic Value Class C	2.11%		8/31/25	3,156	6,344	—	—
Intrinsic Value Class R6	0.90%		8/31/25	— (d)	—	—	—
Large Cap Value Trust Class	1.50%		8/31/25	—	—	—	—
Large Cap Value Advisor Class	1.50%		8/31/25	—	—	—	—
Large Cap Value Institutional Class	0.70%		8/31/25	—	—	—	—
Large Cap Value Class A	1.11%		8/31/25	—	—	—	—
Large Cap Value Class C	1.86%		8/31/25	—	—	—	—
Large Cap Value Class R3	1.36%		8/31/25	—	—	—	—
Large Cap Value Class R6	0.60%		8/31/25	—	—	—	—
Mid Cap Growth Trust Class	1.50%		8/31/25	—	—	—	—
Mid Cap Growth Advisor Class	1.50%		8/31/25	—	—	—	—
Mid Cap Growth Institutional Class	0.75%		8/31/25	—	—	—	—
Mid Cap Growth Class A	1.11%		8/31/25	—	—	—	—
Mid Cap Growth Class C	1.86%		8/31/25	—	—	—	—
Mid Cap Growth Class R3	1.36%		8/31/25	—	—	—	—
Mid Cap Growth Class R6	0.65	%(b)	8/31/25	—	—	—	—
Mid Cap Intrinsic Value Investor Class	1.50	%(e)	8/31/25	—	—	—	—
Mid Cap Intrinsic Value Trust Class	1.25	%(e)	8/31/25	5,026	1,060	16,735	12,421
Mid Cap Intrinsic Value Institutional Class	0.85%		8/31/25	47,471	21,517	41,436	31,823

				Expenses Reimbursed in Year Ended August 31,
				2019		2020	2021		2022
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2022		2023	2024		2025
Mid Cap Intrinsic Value Class A	1.21%		8/31/25	$9,892		$2,553	$5,029		$3,325
Mid Cap Intrinsic Value Class C	1.96%		8/31/25	2,255		1,036	3,113		2,164
Mid Cap Intrinsic Value Class R3	1.46%		8/31/25	2,681		551	2,485		1,693
Mid Cap Intrinsic Value Class R6	0.75%		8/31/25	41	(c)	—	211		117
Multi-Cap Opportunities Institutional Class	1.00%		8/31/25	—		—	—		—
Multi-Cap Opportunities Class A	1.36%		8/31/25	—		—	—		—
Multi-Cap Opportunities Class C	2.11%		8/31/25	—		—	—		—
Real Estate Trust Class	1.50	%(e)	8/31/25	—		—	—		—
Real Estate Institutional Class	0.85%		8/31/25	367,084		466,267	844,090		567,015
Real Estate Class A	1.21%		8/31/25	122,879		119,449	119,798		67,662
Real Estate Class C	1.96%		8/31/25	25,121		21,506	17,083		9,472
Real Estate Class R3	1.46%		8/31/25	41,328		35,992	30,796		16,441
Real Estate Class R6	0.75	%(b)	8/31/25	127,316		180,533	225,255		126,888
Small Cap Growth Investor Class	1.30	%(e)	8/31/25	176,976		68,298	—		—
Small Cap Growth Trust Class	1.40	%(e)	8/31/25	13,037		5,823	3,373		1,477
Small Cap Growth Advisor Class	1.60	%(e)	8/31/25	6,659		2,721	964		376
Small Cap Growth Institutional Class	0.90%		8/31/25	153,070		299,687	399,798		214,352
Small Cap Growth Class A	1.26%		8/31/25	87,247		94,216	63,269		28,075
Small Cap Growth Class C	2.01%		8/31/25	16,005		12,391	11,925		5,857
Small Cap Growth Class R3	1.51%		8/31/25	14,401		8,531	11,036		6,210
Small Cap Growth Class R6	0.80	%(b)	8/31/25	5,523	(f)	70,197	105,409		50,537
Sustainable Equity Trust Class	1.50%		8/31/25	—		—	—		—
Sustainable Equity Institutional Class	0.75%		8/31/25	—		—	—		—
Sustainable Equity Class A	1.11%		8/31/25	—		—	—		—
Sustainable Equity Class C	1.86%		8/31/25	—		—	—		—
Sustainable Equity Class R3	1.36%		8/31/25	—		—	—		—
Sustainable Equity Class R6	0.65	%(b)	8/31/25	—		—	—		—
U.S. Equity Impact Institutional Class	0.90%		8/31/25	—		—	197,957	(g)	100,074
U.S. Equity Impact Class A	1.26%		8/31/25	—		—	6,127	(g)	3,793
U.S. Equity Impact Class C	2.01%		8/31/25	—		—	2,706	(g)	585

(a)  Expense limitation per annum of the respective class's average daily net assets.

(b)  Classes that have had changes to their respective limitations are noted below.

Class	Expense limitation	Prior to
Dividend Growth Class R6	0.62%	12/6/18
Emerging Markets Equity Class R6	1.18%	12/6/18
International Equity Class R6	0.78%	12/6/18
International Select Class R6	0.73%	12/6/18
International Small Cap Class R6	0.98%	12/6/18
Mid Cap Growth Class R6	0.68%	12/6/18
Real Estate Class R6	0.78%	12/6/18
Small Cap Growth Class R6	0.83%	12/6/18
Sustainable Equity Class R6	0.68%	12/6/18

(c)  Period from March 29, 2019 (Commencement of Operations) to August 31, 2019.

(d)  Period from January 18, 2019 (Commencement of Operations) to August 31, 2019.

(e)  In addition to the contractual undertaking described above, NBIA has voluntarily undertaken to waive fees and/or reimburse certain expenses so that their Operating Expenses, per annum of their respective average daily net assets, are limited to the percentages indicated below. Voluntary reimbursements are not subject to recovery by NBIA and are terminable by NBIA upon notice to the Fund.

Class	Voluntary Expense Limitation	Effective Date(s)	Fees Voluntarily Waived for Six Months Ended February 28, 2022
Mid Cap Intrinsic Value Investor Class	0.96%	1/19/21	$80,608
Mid Cap Intrinsic Value Trust Class	1.20%	1/19/21	1,719
Real Estate Trust Class	1.04%	12/16/11	231,448
Small Cap Growth Investor Class	1.01%	1/19/21	108,512
Small Cap Growth Investor Class	1.18%	11/15/18 – 1/18/21
Small Cap Growth Investor Class	1.20%	9/7/18 – 11/14/18	—
Small Cap Growth Investor Class	1.21%	9/1/18 – 9/6/18	—
Small Cap Growth Trust Class	1.25%	1/19/21	3,671
Small Cap Growth Trust Class	1.29%	9/7/18 – 1/18/21
Small Cap Growth Trust Class	1.37%	9/1/18 – 9/6/18
Small Cap Growth Advisor Class	1.40%	1/27/21	3,677
Small Cap Growth Advisor Class	1.35%	1/19/21 – 1/26/21
Small Cap Growth Advisor Class	1.44%	9/7/18 – 1/18/21
Small Cap Growth Advisor Class	1.51%	9/1/18 – 9/6/18	—

(f)  Period from September 7, 2018 (Commencement of Operations) to August 31, 2019.

(g)  Period from March 23, 2021 (Commencement of Operations) to August 31, 2021.

Each Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the six months ended February 28, 2022, the following classes repaid NBIA under their respective contractual expense limitation agreements as follows:

Class	Expenses Repaid to NBIA
Focus Class A	$147
Guardian Class R3	70
Guardian Class R6	20
Intrinsic Value Institutional Class	312,474
Intrinsic Value Class A	13,176
Intrinsic Value Class C	5,609

NBIA retains Green Court Capital Management Limited ("Green Court") as the subadviser to Greater China Equity. Green Court is responsible for making and implementing investment decisions and for the day-to-day management of the Fund.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.

However, the Distributor receives fees from the Trust Class of each of Focus, Guardian, International Select, Large Cap Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Sustainable Equity, and from the Advisor Class, Class A, Class C and Class R3 of each Fund that offers those classes under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.10% of such Trust Class's, 0.25% of such Advisor Class's, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended February 28, 2022, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Dividend Growth Class A	$344	$—	$—	$—
Dividend Growth Class C	—	—	—	—
Emerging Markets Equity Class A	100	—	—	—
Emerging Markets Equity Class C	—	29	—	—
Equity Income Class A	6,264	—	—	—
Equity Income Class C	—	385	—	—
Focus Class A	407	—	—	—
Focus Class C	—	15	—	—
Global Real Estate Class A	—	—	—	—
Global Real Estate Class C	—	—	—	—
Greater China Equity Class A	—	—	—	—
Greater China Equity Class C	—	—	—	—
Guardian Class A	595	—	—	—
Guardian Class C	—	855	—	—
International Equity Class A	613	—	—	—
International Equity Class C	—	—	—	—
International Select Class A	1,015	—	—	—
International Select Class C	—	—	—	—
International Small Cap Class A	—	—	—	—
International Small Cap Class C	—	—	—	—
Intrinsic Value Class A	27,165	—	—	—
Intrinsic Value Class C	—	1,057	—	—
Large Cap Value Class A	71,995	—	—	—
Large Cap Value Class C	—	22,028	—	—
Mid Cap Growth Class A	1,825	—	—	—
Mid Cap Growth Class C	—	157	—	—
Mid Cap Intrinsic Value Class A	64	—	—	—
Mid Cap Intrinsic Value Class C	—	80	—	—
Multi-Cap Opportunities Class A	3,041	—	—	—
Multi-Cap Opportunities Class C	—	462	—	—
Real Estate Class A	18,712	—	—	—
Real Estate Class C	—	687	—	—
Small Cap Growth Class A	2,875	—	—	—
Small Cap Growth Class C	—	670	—	—
Sustainable Equity Class A	8,281	—	—	—
Sustainable Equity Class C	—	497	—	—
U.S. Equity Impact Class A	595	—	—	—
U.S. Equity Impact Class C	—	—	—	—

Note C—Securities Transactions:

During the six months ended February 28, 2022, there were purchase and sale transactions of long-term securities (excluding written option contracts) as follows:

	Purchases	Sales		Purchases	Sales
Dividend Growth	$11,629,943	$8,058,639	International Small Cap	$732,476	$517,485
Emerging Markets Equity	229,012,917	294,521,562	Intrinsic Value	381,685,460	97,852,943
Equity Income	181,291,090	254,918,033	Large Cap Value	4,408,159,960	2,265,393,251
Focus	764,085,289	814,571,674	Mid Cap Growth	448,776,832	538,893,996
Genesis	615,232,054	1,238,835,772	Mid Cap Intrinsic Value	8,125,591	7,447,771
Global Real Estate	1,267,856	997,300	Multi-Cap Opportunities	54,621,062	164,522,707
Greater China Equity	17,699,956	24,904,223	Real Estate	301,109,318	136,712,647
Guardian	304,496,387	375,239,400	Small Cap Growth	251,759,924	286,553,656
International Equity	405,150,527	488,225,484	Sustainable Equity	127,178,384	269,457,781
International Select	56,063,659	35,739,853	U.S. Equity Impact	1,811,392	1,267,466

During the six months ended February 28, 2022, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended February 28, 2022, and for the year ended August 31, 2021, was as follows:

	For the Six Months February 28, 2022				For the Year Ended August 31, 2021
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Dividend Growth
Institutional Class	450,333	128,727	(310,828)	268,232	701,714	46,399	(612,456)	135,657
Class A	14,277	2,160	(5,678)	10,759	4,529	949	(37,543)	(32,065)
Class C	5,709	1,761	(14,071)	(6,601)	15,755	539	(117,804)	(101,510)
Class R6	—	—	—	—	—	—	—	—
Emerging Markets Equity
Institutional Class	5,459,659	186,693	(6,134,957)	(488,605)	10,786,746	71,081	(11,523,548)	(665,721)
Class A	232,577	5,497	(478,309)	(240,235)	428,664	1,218	(619,405)	(189,523)
Class C	5,756	753	(49,165)	(42,656)	36,627	—	(53,824)	(17,197)
Class R3	5,306	205	(3,220)	2,291	8,594	—	(11,968)	(3,374)
Class R6	342,948	147,102	(670,632)	(180,582)	3,573,474	49,835	(770,740)	2,852,569
Equity Income
Institutional Class	4,254,372	5,325,578	(8,507,524)	1,072,426	8,807,196	1,593,759	(30,626,069)	(20,225,114)
Class A	765,761	871,061	(1,228,077)	408,745	2,242,167	170,226	(2,291,839)	120,554
Class C	85,765	475,490	(605,801)	(44,546)	211,038	69,016	(2,899,275)	(2,619,221)
Class R3	3,499	3,747	(3,819)	3,427	29,454	1,478	(120,381)	(89,449)
Class E(a)	2,271,756	—	(29,554)	2,242,202	—	—	—	—

	For the Six Months February 28, 2022				For the Year Ended August 31, 2021
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Focus
Investor Class	86,517	4,341,806	(1,138,037)	3,290,286	108,704	1,224,726	(1,635,972)	(302,542)
Trust Class	9,753	286,650	(131,182)	165,221	38,119	86,438	(271,787)	(147,230)
Advisor Class	15,767	11,469	(13,074)	14,162	13,997	3,607	(22,236)	(4,632)
Institutional Class	140,851	163,665	(80,083)	224,433	327,126	31,909	(103,706)	255,329
Class A	7,002	16,187	(5,546)	17,643	8,983	5,521	(38,615)	(24,111)
Class C	366	3,840	(2,809)	1,397	1,720	1,075	(32,090)	(29,295)
Genesis
Investor Class	659,954	2,832,201	(1,851,214)	1,640,941	2,031,072	1,017,520	(3,507,339)	(458,747)
Trust Class	604,949	1,806,223	(1,706,297)	704,875	1,789,790	712,249	(5,412,514)	(2,910,475)
Advisor Class	87,950	196,966	(252,994)	31,922	174,572	76,849	(489,389)	(237,968)
Institutional Class	4,464,536	4,464,902	(5,637,407)	3,292,031	8,536,526	1,696,464	(14,339,384)	(4,106,394)
Class R6	4,586,342	8,010,389	(10,673,881)	1,922,850	10,774,140	2,844,261	(12,532,462)	1,085,939
Class E(a)	2,235,975	—	(21,567)	2,214,408	—	—	—	—
Global Real Estate
Institutional Class	66,747	14,848	(43,996)	37,599	188,306	3,101	(52,666)	138,741
Class A	1,153	1,374	(469)	2,058	4,268	116	(3,125)	1,259
Class C	1,600	1,199	(546)	2,253	198	39	(247)	(10)
Greater China Equity
Institutional Class	19,503	251,681	(584,645)	(313,461)	1,273,004	20,577	(1,112,044)	181,537
Class A	—	13,738	(37,635)	(23,897)	—	446	(97,121)	(96,675)
Class C	—	612	(7,888)	(7,276)	—	—	(4,501)	(4,501)
Guardian
Investor Class	249,507	6,435,421	(2,183,485)	4,501,443	766,585	4,409,197	(4,179,916)	995,866
Trust Class	36,005	197,360	(90,883)	142,482	112,262	131,099	(282,507)	(39,146)
Advisor Class	15,230	31,316	(40,255)	6,291	283,200	19,507	(35,173)	267,534
Institutional Class	843,052	822,984	(701,799)	964,237	1,253,615	503,014	(1,186,128)	570,501
Class A	53,123	35,045	(48,091)	40,077	227,442	26,552	(173,566)	80,428
Class C	15,197	12,263	(11,526)	15,934	22,983	7,755	(22,971)	7,767
Class R3	2,830	1,684	(439)	4,075	12,304	546	(6,030)	6,820
Class R6	169	658	(32)	795	5,880	238	(473)	5,645

	For the Six Months February 28, 2022				For the Year Ended August 31, 2021
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
International Equity
Investor Class	60,568	680,139	(441,818)	298,889	204,397	300,522	(1,121,553)	(616,634)
Trust Class	102,388	194,855	(199,287)	97,956	67,822	84,355	(310,856)	(158,679)
Institutional Class	10,421,112	9,709,147	(10,232,640)	9,897,619	16,835,379	3,772,010	(18,264,219)	2,343,170
Class A	291,168	71,989	(3,140,032)	(2,776,875)	710,522	28,610	(867,800)	(128,668)
Class C	39,383	38,010	(45,276)	32,117	85,153	17,334	(151,448)	(48,961)
Class R6	368,968	575,886	(3,318,022)	(2,373,168)	647,867	265,301	(1,325,623)	(412,455)
Class E(a)	2,719,972	—	(35,996)	2,683,976	—	—	—	—
International Select
Trust Class	2,681	38,372	(18,469)	22,584	8,872	4,073	(19,586)	(6,641)
Institutional Class	1,914,243	1,079,701	(392,770)	2,601,174	645,941	136,482	(2,116,945)	(1,334,522)
Class A	63,615	17,774	(22,787)	58,602	85,087	1,643	(57,838)	28,892
Class C	9,983	3,395	(9,857)	3,521	22,402	355	(41,804)	(19,047)
Class R3	7,577	10,564	(18,665)	(524)	24,296	779	(79,767)	(54,692)
Class R6	4,722	298	(57,473)	(52,453)	24,751	1,989	(92,497)	(65,757)
International Small Cap
Institutional Class	39,510	9,419	(6,714)	42,215	46,472	3,706	(3,375)	46,803
Class A	3,540	868	(16,311)	(11,903)	17,117	50	(287)	16,880
Class C	—	—	—	—	—	—	—	—
Class R6	590	—	—	590	—	—	—	—
Intrinsic Value
Institutional Class	19,429,174	2,772,067	(6,358,682)	15,842,559	18,981,360	544,222	(15,425,942)	4,099,640
Class A	824,334	133,629	(532,225)	425,738	1,404,670	20,943	(663,137)	762,476
Class C	347,999	55,924	(101,752)	302,171	298,905	11,208	(279,084)	31,029
Class R6	943,930	281,244	(31,099)	1,194,075	4,159,611	57,424	(736,243)	3,480,792
Large Cap Value
Investor Class	1,426,951	1,786,787	(1,899,412)	1,314,326	4,233,504	552,320	(4,261,448)	524,376
Trust Class	562,966	119,711	(256,879)	425,798	912,096	28,800	(590,982)	349,914
Advisor Class	367,662	142,240	(252,707)	257,195	795,455	41,187	(1,039,633)	(202,991)
Institutional Class	65,202,509	5,317,010	(22,353,190)	48,166,329	93,605,662	180,115	(13,340,594)	80,445,183
Class A	1,469,558	94,839	(471,380)	1,093,017	3,533,705	5,697	(1,267,702)	2,271,700
Class C	1,756,785	104,465	(123,744)	1,737,506	2,002,950	636	(208,832)	1,794,754
Class R3	50,362	4,495	(26,481)	28,376	39,712	242	(15,848)	24,106
Class R6	6,066,806	273,148	(5,772,960)	566,994	1,410,552	59,783	(229,829)	1,240,506
Class E(a)	3,496,542	—	(8,477)	3,488,065	—	—	—	—

	For the Six Months February 28, 2022				For the Year Ended August 31, 2021
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Mid Cap Growth
Investor Class	121,638	4,883,405	(1,342,897)	3,662,146	411,936	2,861,980	(3,640,572)	(366,656)
Trust Class	158,549	792,571	(1,898,502)	(947,382)	719,919	458,559	(1,022,593)	155,885
Advisor Class	67,076	64,281	(150,999)	(19,642)	217,171	40,383	(237,204)	20,350
Institutional Class	2,866,066	3,448,007	(2,688,541)	3,625,532	5,274,574	1,790,010	(4,820,898)	2,243,686
Class A	807,233	296,216	(331,656)	771,793	590,560	167,798	(592,332)	166,026
Class C	22,345	93,903	(96,046)	20,202	54,023	56,072	(135,011)	(24,916)
Class R3	79,019	127,801	(197,671)	9,149	260,579	70,636	(258,125)	73,090
Class R6	2,705,697	5,145,059	(5,106,091)	2,744,665	9,724,103	2,600,459	(7,768,052)	4,556,510
Mid Cap Intrinsic Value
Investor Class	25,124	7,553	(50,082)	(17,405)	113,399	566	(125,594)	(11,629)
Trust Class	1,235	660	(13,466)	(11,571)	17,482	215	(45,363)	(27,666)
Institutional Class	149,373	4,375	(155,319)	(1,571)	73,138	1,987	(243,369)	(168,244)
Class A	2,372	116	(4,786)	(2,298)	7,358	36	(52,882)	(45,488)
Class C	5,422	—	(6,761)	(1,339)	6,342	—	(15,633)	(9,291)
Class R3	2,453	23	(3,907)	(1,431)	15,154	4	(18,537)	(3,379)
Class R6	—	—	—	—	—	—	—	—
Multi-Cap Opportunities
Institutional Class	1,768,163	7,796,236	(13,933,177)	(4,368,778)	2,794,722	7,333,881	(19,467,812)	(9,339,209)
Class A	469,959	878,544	(444,954)	903,549	616,854	501,109	(695,807)	422,156
Class C	108,620	433,016	(385,103)	156,533	134,731	362,856	(802,113)	(304,526)
Class E(a)	6,458,533	—	(101,746)	6,356,787	—	—	—	—
Real Estate
Trust Class	630,057	271,114	(799,250)	101,921	1,619,852	151,415	(1,385,808)	385,459
Institutional Class	14,628,099	1,256,172	(6,433,085)	9,451,186	23,182,866	568,839	(9,753,444)	13,998,261
Class A	1,150,992	143,138	(791,016)	503,114	1,864,479	71,530	(1,667,781)	268,228
Class C	127,417	17,203	(42,643)	101,977	197,165	6,009	(243,168)	(39,994)
Class R3	193,624	37,518	(194,412)	36,730	352,253	17,048	(384,783)	(15,482)
Class R6	1,937,221	332,032	(2,463,722)	(194,469)	4,139,019	184,437	(2,837,956)	1,485,500
Class E(a)	1,247,828	—	(25,270)	1,222,558	—	—	—	—

	For the Six Months February 28, 2022				For the Year Ended August 31, 2021
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Small Cap Growth
Investor Class	14,557	284,317	(99,506)	199,368	59,354	17,073	(183,868)	(107,441)
Trust Class	2,219	16,641	(9,918)	8,942	4,272	1,011	(12,446)	(7,163)
Advisor Class	1,771	13,140	(7,168)	7,743	15,039	805	(17,583)	(1,739)
Institutional Class	714,040	814,641	(1,371,285)	157,396	2,039,306	41,131	(1,457,165)	623,272
Class A	30,123	84,829	(75,962)	38,990	172,476	5,506	(230,474)	(52,492)
Class C	3,247	21,788	(25,962)	(927)	30,996	1,178	(17,187)	14,987
Class R3	18,663	20,417	(20,659)	18,421	64,163	894	(41,133)	23,924
Class R6	225,078	185,600	(271,650)	139,028	884,027	11,341	(790,972)	104,396
Sustainable Equity
Investor Class	137,906	884,906	(622,229)	400,583	1,322,883	570,294	(4,004,115)	(2,110,938)
Trust Class	98,636	294,195	(349,229)	43,602	409,142	182,781	(726,298)	(134,375)
Institutional Class	1,591,146	1,740,927	(2,562,408)	769,665	4,371,109	1,064,100	(4,941,667)	493,542
Class A	221,939	305,595	(301,556)	225,978	1,193,313	130,579	(587,044)	736,848
Class C	41,720	86,605	(96,793)	31,532	121,227	53,746	(233,004)	(58,031)
Class R3	40,808	48,115	(68,551)	20,372	101,121	37,349	(369,979)	(231,509)
Class R6	451,178	471,355	(1,896,782)	(974,249)	3,282,238	387,490	(4,287,956)	(618,228)
U.S. Equity Impact
Institutional Class	114,999	635	(63,171)	52,463	533,807	—	—	533,807 (b)
Class A	6,435	13	(12,374)	(5,926)	19,601	—	—	19,601 (b)
Class C	—	—	—	—	3,000	—	—	3,000 (b)

(a)  Period from January 11, 2022 (Commencement of Operations) to February 28, 2022.

(b)  Period from March 23, 2021 (Commencement of Operations) to August 31, 2021.

Note E—Line of Credit:

At February 28, 2022, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum; provided that should the Administrative Agent of the Credit Facility determine that the Eurodollar rate is unavailable, then the interest rate option described in (b) shall be replaced with a benchmark replacement determined to be applicable by such Administrative Agent. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at February 28, 2022. During the six months ended February 28, 2022, no Fund utilized the Credit Facility.

Note F—Investments in Affiliates(a):

Genesis	Value at August 31, 2021	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Persons	Net Realized Gain/(Loss) from Investments in Affiliated Persons	Distributions from Investments in Affiliated Persons		Shares Held at February 28, 2022	Value at February 28, 2022
American Software, Inc.	$46,037,163	$6,217,763	$—	$(7,094,053)	$—	$452,226		2,055,570	$45,160,873
AMERISAFE, Inc.	58,693,173	95,240	2,679,615	(10,036,504)	(312,713)	4,635,847		971,541	45,759,581
Atrion Corp.	94,079,139	8,048,596	4,659,470	1,865,589	741,829	546,244		139,876	100,075,683
Chase Corp.	67,627,479	102,516	2,948,578	(12,960,939)	(152,788)	585,245		562,645	51,667,690
Lindsay Corp.	95,597,176	148,096	4,233,219	(20,480,365)	1,496,214	372,710		552,762	72,527,902
Model N, Inc.	73,192,599	5,999,685	3,352,844	(21,146,049)	181,087	—	*	2,231,577	54,874,478
Simulations Plus, Inc.	41,597,257	10,583,233	2,264,206	(5,615,790)	379,426	133,994		1,134,296	44,679,920
Transcat, Inc.	32,826,874	52,621	—	5,194,005	—	—	*	485,260	38,073,500
Vertex, Inc.	50,504,812	75,094	2,076,012	(15,227,807)	(899,452)	—	*	2,324,238	32,376,635
Sub-total for affiliates held as of 2/28/22(b)	$560,155,672	$31,322,844	$22,213,944	$(85,501,913)	$1,433,603	$6,726,266			$485,196,262
CMC Materials, Inc.	$130,162,684	$66,833,021	$49,746,899	$56,103,504	$19,749,834	$1,127,726		1,203,161	$223,102,144
Kadant, Inc.	114,568,692	8,662,422	3,695,595	(9,107,272)	1,794,633	279,528		568,649	112,222,880
NetScout Systems, Inc.	105,917,620	172,644	5,869,341	14,369,527	(39,708)	—	*	3,679,754	114,550,742
Rogers Corp.	212,232,850	307,111	270,428,525	(129,443,477)	187,332,041	—	*	—	—
Sub-total for securities no longer affiliated as of 2/28/22(c)	$562,881,846	$75,975,198	$329,740,360	$(68,077,718)	$208,836,800	$1,407,254			$449,875,766
Total	$1,123,037,518	$107,298,042	$351,954,304	$(153,579,631)	$210,270,403	$8,133,520			$935,072,028

(a)  Affiliated persons, as defined in the 1940 Act.

(b)  At February 28, 2022, these securities amounted to 4.24% of net assets of Genesis.

(c)  At February 28, 2022, the issuers of these securities were no longer affiliated with Genesis.

*  Non-income producing security.

Other: At February 28, 2022, affiliated persons owned outstanding shares of the following Funds:

	Affiliated Person(s) Percentage Ownership of Outstanding Shares		Affiliated Person(s) Percentage Ownership of Outstanding Shares
Dividend Growth	0.07%	International Small Cap	40.06%
Emerging Markets Equity	2.94%	Intrinsic Value	0.00%
Equity Income	0.00%	Large Cap Value	0.62%
Focus	0.00%	Mid Cap Growth	0.01%
Genesis	0.21%	Mid Cap Intrinsic Value	0.10%
Global Real Estate	33.53%	Real Estate	0.00%
Greater China Equity	0.09%	Small Cap Growth	0.01%
Guardian	0.00%	Sustainable Equity	0.00%
International Equity	0.00%	U.S. Equity Impact	82.93%
International Select	0.02%

Note G—Stock Splits:

In 2021, the Board approved stock splits and reverse stock splits (collectively, the "Stock Split") of the issued and outstanding shares of certain classes of Greater China Equity, Mid Cap Growth and Small Cap Growth (collectively, the "Stock Split Funds"). The Stock Split occurred after the close of business on July 23, 2021. The Stock Split was carried out in accordance with a stock split ratio calculated to result in net asset values per share that better aligned the share class prices of each of the Stock Split Funds.

After the close of business on July 23, 2021, the following classes of the Stock Split Funds underwent a stock split or reverse stock split as follows:

Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)		Fund Class	Stock Split Ratio (Old to New)
Greater China Equity Class A	1	: 0.9942	Mid Cap Growth Trust Class	1	: 0.9974	Small Cap Growth Trust Class	1	: 0.9950
Greater China Equity Class C	1	: 0.9311	Mid Cap Growth Advisor Class	1	: 0.9869	Small Cap Growth Advisor Class	1	: 0.9893
			Mid Cap Growth Institutional Class	1	: 1.0078	Small Cap Growth Institutional Class	1	: 1.0105
			Mid Cap Growth Class A	1	: 0.9924	Small Cap Growth Class A	1	: 0.9967
			Mid Cap Growth Class C	1	: 0.9617	Small Cap Growth Class C	1	: 0.9687
			Mid Cap Growth Class R3	1	: 0.9814	Small Cap Growth Class R3	1	: 0.9872
			Mid Cap Growth Class R6	1	: 1.0118	Small Cap Growth Class R6	1	: 1.0135

Note H—Change in Independent Auditors:

Effective on December 15, 2021, Tait, Weller & Baker LLP ("Tait") ceased to serve as the independent registered public accounting firm of Intrinsic Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Small Cap Growth and Sustainable Equity (collectively, the "Change in Auditor Funds"). Tait did not resign and did not decline to stand for re-election. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.

Tait's reports on the Change in Auditor Funds' financial statements for the fiscal years ended August 31, 2021 and August 31, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended August 31, 2021 and August 31, 2020 and during the subsequent interim period through December 15, 2021: (i) there were no disagreements with Tait on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tait, would have caused Tait to make reference to the subject matter of the disagreements in connection with its reports on the Change in Auditor Funds' financial statements for such periods; and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On December 15, 2021, the Audit Committee of the Board recommended, and the Board approved, the selection of Ernst & Young LLP ("EY") as the Change in Auditor Funds' independent registered public accounting firm for the fiscal year ended August 31, 2022. During the Change in Auditor Funds' fiscal years ended August 31, 2021 and August 31, 2020, and the subsequent period through December 15, 2021, neither the Change in Auditor Funds, nor anyone on their behalf consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Change in Auditor Funds' financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Note I—Other Matters:

Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact certain issuers of the securities held by the Funds and in turn, may impact the financial performance of the Funds.

Russia's Invasion of Ukraine: Russia's invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia's actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund's investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.

Note J—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Dividend Growth Fund
Institutional Class
2/28/2022 (Unaudited)	$19.68	$0.08	$(0.22)	$(0.14)	$(0.17)	$(0.53)	$—	$(0.70)	$—	$18.84	(0.83)%*	$70.5	1.02%**	0.69%**	0.83	%**	11%*
8/31/2021	$14.76	$0.17	$4.97	$5.14	$(0.22)	$—	$—	$(0.22)	$—	$19.68	35.18%	$68.3	1.12%	0.70%	0.96%		32%
8/31/2020	$12.81	$0.21	$1.94	$2.15	$(0.20)	$—	$—	$(0.20)	$—	$14.76	16.91%	$49.3	1.17%	0.69%	1.57%		39%
8/31/2019	$13.93	$0.21	$(0.64)	$(0.43)	$(0.13)	$(0.56)	$—	$(0.69)	$—	$12.81	(2.45)%	$51.3	1.20%	0.69%	1.63%		45%
8/31/2018	$12.93	$0.21	$1.12	$1.33	$(0.15)	$(0.18)	$—	$(0.33)	$—	$13.93	10.44%	$53.4	1.23%	0.69%	1.54%		43%
8/31/2017	$11.11	$0.22	$1.82	$2.04	$(0.22)	$—	$—	$(0.22)	$—	$12.93	18.54%	$32.5	1.69%	0.69%	1.78%		44%
Class A
2/28/2022 (Unaudited)	$19.68	$0.05	$(0.22)	$(0.17)	$(0.07)	$(0.53)	$—	$(0.60)	$—	$18.91	(0.96)%*	$1.5	1.46%**	1.05%**	0.50	%**	11%*
8/31/2021	$14.76	$0.10	$4.99	$5.09	$(0.17)	$—	$—	$(0.17)	$—	$19.68	34.73%	$1.4	1.59%	1.06%	0.60%		32%
8/31/2020	$12.81	$0.16	$1.93	$2.09	$(0.14)	$—	$—	$(0.14)	$—	$14.76	16.41%	$1.5	1.62%	1.05%	1.19%		39%
8/31/2019	$13.93	$0.16	$(0.62)	$(0.46)	$(0.10)	$(0.56)	$—	$(0.66)	$—	$12.81	(2.75)%	$1.4	1.65%	1.05%	1.28%		45%
8/31/2018	$12.94	$0.15	$1.13	$1.28	$(0.11)	$(0.18)	$—	$(0.29)	$—	$13.93	9.98%	$1.8	1.67%	1.05%	1.14%		43%
8/31/2017	$11.09	$0.18	$1.81	$1.99	$(0.14)	$—	$—	$(0.14)	$—	$12.94	18.10%	$1.6	2.14%	1.05%	1.48%		44%
Class C
2/28/2022 (Unaudited)	$19.52	$(0.03)	$(0.21)	$(0.24)	$—	$(0.53)	$—	$(0.53)	$—	$18.75	(1.33)%*	$1.2	2.15%**	1.80%**	(0.27	)%**	11%*
8/31/2021	$14.65	$(0.03)	$4.95	$4.92	$(0.05)	$—	$—	$(0.05)	$—	$19.52	33.69%	$1.3	2.25%	1.81%	(0.16)%		32%
8/31/2020	$12.70	$0.06	$1.92	$1.98	$(0.03)	$—	$—	$(0.03)	$—	$14.65	15.63%	$2.5	2.28%	1.80%	0.44%		39%
8/31/2019	$13.85	$0.07	$(0.63)	$(0.56)	$(0.03)	$(0.56)	$—	$(0.59)	$—	$12.70	(3.55)%	$2.7	2.32%	1.80%	0.51%		45%
8/31/2018	$12.87	$0.05	$1.12	$1.17	$(0.01)	$(0.18)	$—	$(0.19)	$—	$13.85	9.17%	$3.3	2.34%	1.80%	0.40%		43%
8/31/2017	$11.00	$0.07	$1.85	$1.92	$(0.05)	$—	$—	$(0.05)	$—	$12.87	17.47%	$3.1	2.81%	1.80%	0.61%		44%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Dividend Growth Fund (cont'd)
Class R6
2/28/2022 (Unaudited)	$19.70	$0.09	$(0.21)	$(0.12)	$(0.19)	$(0.53)	$—	$(0.72)	$—	$18.86	(0.72)%*	$0.0	1.22%**	0.59%**	0.93%**	11%*
8/31/2021	$14.77	$0.18	$4.99	$5.17	$(0.24)	$—	$—	$(0.24)	$—	$19.70	35.34%	$0.0	1.42%	0.60%	1.06%	32%
8/31/2020	$12.82	$0.21	$1.95	$2.16	$(0.21)	$—	$—	$(0.21)	$—	$14.77	16.98%	$0.0	1.18%	0.59%	1.61%	39%
8/31/2019	$13.93	$0.22	$(0.63)	$(0.41)	$(0.14)	$(0.56)	$—	$(0.70)	$—	$12.82	(2.33)%	$0.0	1.17%	0.60%	1.70%	45%
8/31/2018	$12.93	$0.21	$1.13	$1.34	$(0.16)	$(0.18)	$—	$(0.34)	$—	$13.93	10.51%	$0.0	1.19%	0.62%	1.58%	43%
8/31/2017	$11.11	$0.23	$1.81	$2.04	$(0.22)	$—	$—	$(0.22)	$—	$12.93	18.60%	$0.0	1.65%	0.62%	1.91%	44%
Emerging Markets Equity Fund
Institutional Class
2/28/2022 (Unaudited)	$23.55	$0.13	$(3.12)	$(2.99)	$(0.24)	$—	$—	$(0.24)	$—	$20.32	(12.79)%*	$828.9	1.22%**	1.22%**	1.14%**	19%*
8/31/2021	$20.37	$0.06	$3.20	$3.26	$(0.08)	$—	$—	$(0.08)	$—	$23.55	16.04%	$972.1	1.23%	1.23%§	0.25%	47%
8/31/2020	$18.76	$0.28	$1.70	$1.98	$(0.37)	$—	$—	$(0.37)	$—	$20.37	10.59%	$854.6	1.25%	1.25%§	1.45%	41%
8/31/2019	$19.25	$0.23	$(0.54)	$(0.31)	$(0.18)	$—	$—	$(0.18)	$—	$18.76	(1.56)%	$1,077.0	1.25%	1.25%§	1.22%	37%
8/31/2018	$19.87	$0.20	$(0.68)	$(0.48)	$(0.14)	$—	$—	$(0.14)	$—	$19.25	(2.49)%	$1,149.4	1.28%	1.25%	0.98%	23%
8/31/2017	$16.01	$0.17	$3.77	$3.94	$(0.08)	$—	$—	$(0.08)	$—	$19.87	24.76%	$670.6	1.36%	1.25%	0.95%	25%
Class A
2/28/2022 (Unaudited)	$23.60	$0.09	$(3.12)	$(3.03)	$(0.17)	$—	$—	$(0.17)	$—	$20.40	(12.89)%*	$22.9	1.58%**	1.50%**	0.82%**	19%*
8/31/2021	$20.43	$(0.01)	$3.21	$3.20	$(0.03)	$—	$—	$(0.03)	$—	$23.60	15.68%	$32.2	1.57%	1.50%	(0.03)%	47%
8/31/2020	$18.82	$0.24	$1.69	$1.93	$(0.32)	$—	$—	$(0.32)	$—	$20.43	10.28%	$31.7	1.60%	1.50%	1.27%	41%
8/31/2019[i]	$19.26	$0.17	$(0.52)	$(0.35)	$(0.09)	$—	$—	$(0.09)	$—	$18.82	(1.77)%	$44.6	1.62%	1.50%	0.91%	37%
8/31/2018[i]	$19.90	$0.10	$(0.64)	$(0.54)	$(0.10)	$—	$—	$(0.10)	$—	$19.26	(2.78)%	$47.6	1.65%	1.50%	0.49%	23%
8/31/2017[i]	$16.04	$0.13	$3.78	$3.91	$(0.05)	$—	$—	$(0.05)	$—	$19.90	24.51%	$65.1	1.73%	1.50%	0.74%	25%
Class C
2/28/2022 (Unaudited)	$23.43	$0.01	$(3.11)	$(3.10)	$(0.11)	$—	$—	$(0.11)	$—	$20.22	(13.25)%*	$4.9	2.32%**	2.25%**	0.10%**	19%*
8/31/2021	$20.40	$(0.18)	$3.21	$3.03	$—	$—	$—	$—	$—	$23.43	14.85%	$6.6	2.31%	2.25%	(0.78)%	47%
8/31/2020	$18.77	$0.10	$1.68	$1.78	$(0.15)	$—	$—	$(0.15)	$—	$20.40	9.47%	$6.1	2.33%	2.25%	0.53%	41%
8/31/2019[i]	$19.25	$0.03	$(0.51)	$(0.48)	$—	$—	$—	$—	$—	$18.77	(2.50)%	$9.1	2.35%	2.25%	0.18%	37%
8/31/2018[i]	$20.00	$(0.02)	$(0.68)	$(0.70)	$(0.05)	$—	$—	$(0.05)	$—	$19.25	(3.51)%	$10.9	2.37%	2.25%	(0.08)%	23%
8/31/2017[i]	$16.18	$(0.03)	$3.85	$3.82	$—	$—	$—	$—	$—	$20.00	23.57%	$7.4	2.45%	2.25%	(0.18)%	25%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Equity Fund (cont'd)
Class R3
2/28/2022 (Unaudited)	$23.56	$0.05	$(3.12)	$(3.07)	$(0.14)	$—	$—	$(0.14)	$—	$20.35	(13.07	)%*	$0.8	1.92%**	1.91%**	0.44%**	19%*
8/31/2021	$20.45	$(0.11)	$3.22	$3.11	$—	$—	$—	$—	$—	$23.56	15.21%		$0.8	1.91%	1.91%§	(0.47)%	47%
8/31/2020	$18.83	$0.16	$1.69	$1.85	$(0.23)	$—	$—	$(0.23)	$—	$20.45	9.85%		$0.8	1.97%	1.91%	0.81%	41%
8/31/2019[i]	$19.26	$0.09	$(0.51)	$(0.42)	$(0.01)	$—	$—	$(0.01)	$—	$18.83	(2.19)%		$1.0	1.94%	1.91%	0.50%	37%
8/31/2018[i]	$19.95	$0.03	$(0.65)	$(0.62)	$(0.07)	$—	$—	$(0.07)	$—	$19.26	(3.16)%		$1.4	1.91%	1.91%	0.14%	23%
8/31/2017[i]	$16.11	$0.01	$3.84	$3.85	$(0.01)	$—	$—	$(0.01)	$—	$19.95	23.94%		$1.5	2.01%	1.91%	0.08%	25%
Class R6
2/28/2022 (Unaudited)	$23.56	$0.14	$(3.12)	$(2.98)	$(0.27)	$—	$—	$(0.27)	$—	$20.31	(12.75	)%*	$247.8	1.10%**	1.10%**	1.25%**	19%*
8/31/2021	$20.38	$0.10	$3.19	$3.29	$(0.11)	$—	$—	$(0.11)	$—	$23.56	16.17%		$291.7	1.10%	1.10%§	0.43%	47%
8/31/2020	$18.77	$0.30	$1.71	$2.01	$(0.40)	$—	$—	$(0.40)	$—	$20.38	10.72%		$194.2	1.15%	1.15%§	1.58%	41%
8/31/2019[i]	$19.25	$0.27	$(0.56)	$(0.29)	$(0.19)	$—	$—	$(0.19)	$—	$18.77	(1.45)%		$219.1	1.16%	1.16%§	1.42%	37%
8/31/2018[i]	$19.87	$0.19	$(0.67)	$(0.48)	$(0.14)	$—	$—	$(0.14)	$—	$19.25	(2.46)%		$166.9	1.19%	1.18%	0.91%	23%
8/31/2017[i]	$16.01	$0.15	$3.80	$3.95	$(0.09)	$—	$—	$(0.09)	$—	$19.87	24.90%		$132.9	1.26%	1.18%	0.86%	25%
Equity Income Fund
Institutional Class
2/28/2022 (Unaudited)	$15.01	$0.14	$0.72	$0.86	$(0.16)	$(1.25)	$—	$(1.41)	$—	$14.46	5.90	%*	$881.1	0.70%**	0.70%**	1.97%**	16%*
8/31/2021	$12.42	$0.31	$2.58	$2.89	$(0.30)	$—	$—	$(0.30)	$—	$15.01	23.62%		$898.6	0.70%	0.70%	2.28%	35%
8/31/2020	$12.98	$0.29	$(0.11)	$0.18	$(0.32)	$(0.42)	$—	$(0.74)	$—	$12.42	1.53%		$994.9	0.69%	0.69%	2.35%	56%
8/31/2019	$13.53	$0.33	$0.00	$0.33	$(0.32)	$(0.56)	$—	$(0.88)	$—	$12.98	3.06%		$1,147.4	0.70%	0.70%	2.58%	37%
8/31/2018	$13.09	$0.33	$1.01	$1.34	$(0.40)	$(0.50)	$—	$(0.90)	$—	$13.53	10.58%		$1,172.8	0.69%	0.69%	2.52%	41%
8/31/2017	$12.45	$0.38	$1.01	$1.39	$(0.33)	$(0.42)	$—	$(0.75)	$0.00	$13.09	11.56	%hj	$1,208.7	0.69%	0.69%[e]	2.99%[e]	53%
Class A
2/28/2022 (Unaudited)	$14.95	$0.12	$0.70	$0.82	$(0.13)	$(1.25)	$—	$(1.38)	$—	$14.39	5.65	%*	$185.8	1.06%**	1.06%**	1.61%**	16%*
8/31/2021	$12.37	$0.27	$2.56	$2.83	$(0.25)	$—	$—	$(0.25)	$—	$14.95	23.19%		$186.8	1.06%	1.06%	1.93%	35%
8/31/2020	$12.93	$0.24	$(0.10)	$0.14	$(0.28)	$(0.42)	$—	$(0.70)	$—	$12.37	1.14%		$153.1	1.06%	1.06%	1.99%	56%
8/31/2019	$13.48	$0.28	$0.01	$0.29	$(0.28)	$(0.56)	$—	$(0.84)	$—	$12.93	2.68%		$142.7	1.06%	1.06%	2.17%	37%
8/31/2018	$13.04	$0.29	$1.00	$1.29	$(0.35)	$(0.50)	$—	$(0.85)	$—	$13.48	10.21%		$186.5	1.05%	1.05%	2.16%	41%
8/31/2017	$12.40	$0.32	$1.02	$1.34	$(0.28)	$(0.42)	$—	$(0.70)	$0.00	$13.04	11.17	%hj	$200.3	1.05%	1.05%[e]	2.56%[e]	53%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Equity Income Fund (cont'd)
Class C
2/28/2022 (Unaudited)	$14.85	$0.06	$0.71	$0.77	$(0.07)	$(1.25)	$—	$(1.32)	$—	$14.30	5.34	%*	$79.6	1.81%**	1.81%**	0.85	%**	16	%*
8/31/2021	$12.28	$0.16	$2.55	$2.71	$(0.14)	$—	$—	$(0.14)	$—	$14.85	22.26%		$83.3	1.81%	1.81%	1.15%		35%
8/31/2020	$12.83	$0.15	$(0.10)	$0.05	$(0.18)	$(0.42)	$—	$(0.60)	$—	$12.28	0.38%		$101.1	1.81%	1.81%	1.24%		56%
8/31/2019	$13.38	$0.18	$0.01	$0.19	$(0.18)	$(0.56)	$—	$(0.74)	$—	$12.83	1.91%		$178.5	1.81%	1.81%	1.45%		37%
8/31/2018	$12.95	$0.18	$1.00	$1.18	$(0.25)	$(0.50)	$—	$(0.75)	$—	$13.38	9.36%		$246.7	1.80%	1.80%	1.40%		41%
8/31/2017	$12.32	$0.23	$1.01	$1.24	$(0.19)	$(0.42)	$—	$(0.61)	$0.00	$12.95	10.34	%hj	$282.3	1.80%	1.80%[e]	1.82%[e]		53%
Class R3
2/28/2022 (Unaudited)	$14.94	$0.09	$0.72	$0.81	$(0.11)	$(1.25)	$—	$(1.36)	$—	$14.39	5.56	%*	$0.6	1.37%**	1.37%**	1.30	%**	16	%*
8/31/2021	$12.34	$0.22	$2.57	$2.79	$(0.19)	$—	$—	$(0.19)	$—	$14.94	22.82%		$0.6	1.34%	1.34%	1.61%		35%
8/31/2020	$12.90	$0.21	$(0.11)	$0.10	$(0.24)	$(0.42)	$—	$(0.66)	$—	$12.34	0.82%		$1.6	1.33%	1.33%	1.71%		56%
8/31/2019	$13.45	$0.24	$0.01	$0.25	$(0.24)	$(0.56)	$—	$(0.80)	$—	$12.90	2.40%		$1.9	1.34%	1.34%	1.91%		37%
8/31/2018	$13.01	$0.25	$1.01	$1.26	$(0.32)	$(0.50)	$—	$(0.82)	$—	$13.45	9.93%		$2.2	1.33%	1.33%	1.87%		41%
8/31/2017	$12.37	$0.28	$1.02	$1.30	$(0.24)	$(0.42)	$—	$(0.66)	$0.00	$13.01	10.88	%hj	$1.8	1.34%	1.34%[e]	2.27%[e]		53%
Class E
Period from 1/11/2022^ to 2/28/2022 (Unaudited)	$14.55	$0.05	$(0.13)	$(0.08)	$—	$—	$—	$—	$—	$14.47	(0.55	)%*	$32.5	0.54%**	0.04%**	2.72	%**	16	%*[c]
Focus Fund
Investor Class
2/28/2022 (Unaudited)	$35.97	$(0.06)	$(5.11)	$(5.17)	$—	$(5.77)	$—	$(5.77)	$—	$25.03	(16.50	)%*	$684.5	0.87%**	0.87%**	(0.38	)%**	88	%*
8/31/2021	$28.76	$0.01	$8.80	$8.81	$—	$(1.60)	$—	$(1.60)	$—	$35.97	32.06%		$865.3	0.88%	0.88%	0.03%		123%
8/31/2020	$25.74	$0.03	$6.22	$6.25	$(0.17)	$(3.06)	$—	$(3.23)	$—	$28.76	26.17%		$700.6	0.92%	0.92%	0.14%		130%
8/31/2019	$28.69	$0.13	$(1.06)	$(0.93)	$(0.10)	$(1.92)	$—	$(2.02)	$—	$25.74	(2.35)%		$617.6	0.92%	0.92%	0.50%		20%
8/31/2018	$27.50	$0.12	$3.28	$3.40	$(0.08)	$(2.13)	$—	$(2.21)	$—	$28.69	13.05%		$690.7	0.91%	0.91%	0.43%		59%
8/31/2017	$25.81	$0.07	$3.93	$4.00	$(0.09)	$(2.22)	$—	$(2.31)	$0.00	$27.50	16.81	%hj	$667.7	0.92%	0.91%[e]	0.28%[e]		72%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Focus Fund (cont'd)
Trust Class
2/28/2022 (Unaudited)	$35.88	$(0.09)	$(5.09)	$(5.18)	$—	$(5.77)	$—	$(5.77)	$—	$24.93	(16.57	)%*	$41.2	1.08%**	1.08	%**	(0.59	)%**	88%*
8/31/2021	$28.75	$(0.05)	$8.78	$8.73	$—	$(1.60)	$—	$(1.60)	$—	$35.88	31.78%		$53.4	1.09%	1.09%		(0.18)%		123%
8/31/2020	$25.71	$(0.01)	$6.20	$6.19	$(0.09)	$(3.06)	$—	$(3.15)	$—	$28.75	25.90%		$47.0	1.10%	1.10%		(0.04)%		130%
8/31/2019	$28.66	$0.08	$(1.05)	$(0.97)	$(0.06)	$(1.92)	$—	$(1.98)	$—	$25.71	(2.52)%		$46.4	1.10%	1.10%		0.32%		20%
8/31/2018[g]	$29.18	$0.07	$3.35	$3.42	$(0.06)	$(3.88)	$—	$(3.94)	$—	$28.66	12.88%		$57.7	1.10%	1.10%		0.25%		59%
8/31/2017[g]	$29.14	$0.04	$4.19	$4.23	$(0.14)	$(4.05)	$—	$(4.19)	$0.00	$29.18	16.61	%hj	$63.0	1.10%	1.09%[e]		0.10%[e]		72%
Advisor Class
2/28/2022 (Unaudited)	$35.80	$(0.12)	$(5.07)	$(5.19)	$—	$(5.77)	$—	$(5.77)	$—	$24.84	(16.64	)%*	$1.8	1.26%**	1.26	%**	(0.77	)% **	88%*
8/31/2021	$28.75	$(0.12)	$8.77	$8.65	$—	$(1.60)	$—	$(1.60)	$—	$35.80	31.49%		$2.1	1.29%	1.29%		(0.38)%		123%
8/31/2020	$25.69	$(0.05)	$6.19	$6.14	$(0.02)	$(3.06)	$—	$(3.08)	$—	$28.75	25.70%		$1.9	1.27%	1.27%		(0.22)%		130%
8/31/2019	$28.62	$0.04	$(1.05)	$(1.01)	$—	$(1.92)	$—	$(1.92)	$—	$25.69	(2.68)%		$1.6	1.27%	1.27%		0.14%		20%
8/31/2018[g]	$37.33	$0.03	$3.63	$3.66	$—	$(12.37)	$—	$(12.37)	$—	$28.62	12.62%		$2.3	1.26%	1.26%		0.09%		59%
8/31/2017[g]	$45.35	$(0.00)	$5.52	$5.52	$(0.64)	$(12.90)	$—	$(13.54)	$0.00	$37.33	16.51	%hj	$3.5	1.26%	1.23%[e]		(0.04)%[e]		72%
Institutional Class
2/28/2022 (Unaudited)	$36.05	$(0.04)	$(5.12)	$(5.16)	$—	$(5.77)	$—	$(5.77)	$—	$25.12	(16.43	)%*	$24.3	0.73%**	0.73	%**	(0.24	)%**	88%*
8/31/2021	$28.78	$0.06	$8.81	$8.87	$—	$(1.60)	$—	$(1.60)	$—	$36.05	32.25%		$26.8	0.74%	0.74	%§	0.17%		123%
8/31/2020	$25.79	$0.07	$6.22	$6.29	$(0.24)	$(3.06)	$—	$(3.30)	$—	$28.78	26.32%		$14.1	0.75%	0.75%		0.26%		130%
8/31/2019	$28.72	$0.17	$(1.05)	$(0.88)	$(0.13)	$(1.92)	$—	$(2.05)	$—	$25.79	(2.15)%		$8.9	0.76%	0.75%		0.67%		20%
8/31/2018[g]	$27.53	$0.16	$3.27	$3.43	$(0.12)	$(2.12)	$—	$(2.24)	$—	$28.72	13.20%		$8.6	0.75%	0.75	%§	0.60%		59%
8/31/2017[g]	$25.83	$0.11	$3.95	$4.06	$(0.14)	$(2.22)	$—	$(2.36)	$0.00	$27.53	17.04%[j]		$7.8	0.76%	0.75%		0.44%		72%
Class A
2/28/2022 (Unaudited)	$35.84	$(0.10)	$(5.08)	$(5.18)	$—	$(5.77)	$—	$(5.77)	$—	$24.89	(16.59	)%*	$2.5	1.11%**	1.11	%§**	(0.63	)%**	88%*
8/31/2021	$28.73	$(0.06)	$8.77	$8.71	$—	$(1.60)	$—	$(1.60)	$—	$35.84	31.73%		$2.9	1.11%	1.11	%§	(0.19)%		123%
8/31/2020	$25.69	$(0.02)	$6.20	$6.18	$(0.08)	$(3.06)	$—	$(3.14)	$—	$28.73	25.90%		$3.0	1.12%	1.11%		(0.06)%		130%
8/31/2019	$28.65	$0.08	$(1.05)	$(0.97)	$(0.07)	$(1.92)	$—	$(1.99)	$—	$25.69	(2.51)%		$2.7	1.12%	1.11%		0.32%		20%
8/31/2018[g]	$29.24	$0.07	$3.34	$3.41	$(0.06)	$(3.94)	$—	$(4.00)	$—	$28.65	12.80%		$3.4	1.12%	1.11%		0.23%		59%
8/31/2017[g]	$29.28	$0.02	$4.22	$4.24	$(0.17)	$(4.11)	$—	$(4.28)	$0.00	$29.24	16.58%[j]		$3.1	1.13%	1.11%		0.07%		72%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Focus Fund (cont'd)
Class C
2/28/2022 (Unaudited)	$34.97	$(0.21)	$(4.93)	$(5.14)	$—	$(5.77)	$—	$(5.77)	$—	$24.06	(16.91)%*	$0.5	1.88%**	1.86%**	(1.39	)%**	88%*
8/31/2021	$28.27	$(0.30)	$8.60	$8.30	$—	$(1.60)	$—	$(1.60)	$—	$34.97	30.76%	$0.7	1.89%	1.86%	(1.00)%		123%
8/31/2020	$25.42	$(0.20)	$6.11	$5.91	$—	$(3.06)	$—	$(3.06)	$—	$28.27	24.96%	$1.4	1.87%	1.86%	(0.81)%		130%
8/31/2019	$28.50	$(0.11)	$(1.05)	$(1.16)	$—	$(1.92)	$—	$(1.92)	$—	$25.42	(3.25)%	$1.2	1.88%	1.86%	(0.43)%		20%
8/31/2018[g]	$38.78	$(0.16)	$3.68	$3.52	$—	$(13.80)	$—	$(13.80)	$—	$28.50	11.92%	$1.7	1.87%	1.86%	(0.52)%		59%
8/31/2017[g]	$48.05	$(0.25)	$5.77	$5.52	$(0.39)	$(14.40)	$—	$(14.79)	$0.00	$38.78	15.76%[j]	$1.9	1.88%	1.86%	(0.67)%		72%
Genesis Fund
Investor Class
2/28/2022 (Unaudited)	$80.18	$(0.04)	$(5.05)	$(5.09)	$—	$(8.15)	$—	$(8.15)	$—	$66.94	(7.05)%*	$1,868.8	0.99%**	0.99%**	(0.12	)%**	5%*
8/31/2021	$62.74	$(0.11)	$20.25	$20.14	$—	$(2.70)	$—	$(2.70)	$—	$80.18	32.89%	$2,106.8	0.99%	0.99%	(0.15)%		12%
8/31/2020	$58.54	$0.02	$7.59	$7.61	$(0.03)	$(3.38)	$—	$(3.41)	$—	$62.74	13.48%	$1,677.3	1.01%	1.01%	0.03%		11%
8/31/2019	$65.27	$0.05	$(0.91)	$(0.86)	$(0.03)	$(5.84)	$—	$(5.87)	$—	$58.54	0.53%	$1,649.3	1.01%	1.01%	0.08%		14%
8/31/2018[f]	$58.73	$0.07	$14.47	$14.54	$(0.11)	$(7.89)	$—	$(8.00)	$—	$65.27	26.73%	$1,919.1	1.02%	1.02%	0.11%		13%
8/31/2017[f]	$59.25	$0.12	$5.73	$5.85	$(0.26)	$(6.11)	$—	$(6.37)	$—	$58.73	10.19%[h]	$1,786.0	1.02%	1.01%[e]	0.21%[e]		20%
Trust Class
2/28/2022 (Unaudited)	$80.07	$(0.08)	$(5.03)	$(5.11)	$—	$(8.15)	$—	$(8.15)	$—	$66.81	(7.09)%*	$1,173.2	1.08%**	1.08%**	(0.21	)%**	5%*
8/31/2021	$62.71	$(0.18)	$20.24	$20.06	$—	$(2.70)	$—	$(2.70)	$—	$80.07	32.77%	$1,349.7	1.09%	1.09%	(0.25)%		12%
8/31/2020	$58.54	$(0.03)	$7.59	$7.56	$(0.01)	$(3.38)	$—	$(3.39)	$—	$62.71	13.38%	$1,239.6	1.09%	1.09%	(0.06)%		11%
8/31/2019	$65.30	$(0.00)	$(0.91)	$(0.91)	$(0.01)	$(5.84)	$—	$(5.85)	$—	$58.54	0.43%	$1,409.3	1.10%	1.10%	(0.01)%		14%
8/31/2018[f]	$58.73	$0.02	$14.49	$14.51	$(0.05)	$(7.89)	$—	$(7.94)	$—	$65.30	26.64%	$1,561.6	1.10%	1.10%	0.03%		13%
8/31/2017[f]	$56.48	$0.08	$5.54	$5.62	$(0.03)	$(3.34)	$—	$(3.37)	$—	$58.73	10.11%[h]	$1,576.2	1.09%	1.08%[e]	0.13%[e]		20%
Advisor Class
2/28/2022 (Unaudited)	$79.33	$(0.17)	$(4.98)	$(5.15)	$—	$(8.15)	$—	$(8.15)	$—	$66.03	(7.21)%*	$125.5	1.34%**	1.34%**	(0.47	)%**	5%*
8/31/2021	$62.31	$(0.36)	$20.08	$19.72	$—	$(2.70)	$—	$(2.70)	$—	$79.33	32.43%	$148.2	1.34%	1.34%	(0.50)%		12%
8/31/2020	$58.32	$(0.18)	$7.55	$7.37	$—	$(3.38)	$—	$(3.38)	$—	$62.31	13.10%	$131.3	1.35%	1.35%	(0.31)%		11%
8/31/2019	$65.23	$(0.15)	$(0.92)	$(1.07)	$—	$(5.84)	$—	$(5.84)	$—	$58.32	0.18%	$157.0	1.35%	1.35%	(0.26)%		14%
8/31/2018[f]	$58.77	$(0.14)	$14.49	$14.35	$—	$(7.89)	$—	$(7.89)	$—	$65.23	26.31%	$198.1	1.35%	1.35%	(0.23)%		13%
8/31/2017[f]	$62.10	$(0.08)	$5.93	$5.85	$(0.19)	$(8.99)	$—	$(9.18)	$—	$58.77	9.81%[h]	$203.8	1.36%	1.35%[e]	(0.13)%[e]		20%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Genesis Fund (cont'd)
Institutional Class
2/28/2022 (Unaudited)	$80.18	$0.01	$(5.04)	$(5.03)	$—	$(8.15)	$—	$(8.15)	$—	$67.00	(6.97)%*	$3,188.2	0.83%**	0.83	%**	0.04%**	5	%*
8/31/2021	$62.66	$0.00	$20.24	$20.24	$(0.02)	$(2.70)	$—	$(2.72)	$—	$80.18	33.11%	$3,551.7	0.84%	0.84%		0.00%	12%
8/31/2020	$58.48	$0.11	$7.58	$7.69	$(0.13)	$(3.38)	$—	$(3.51)	$—	$62.66	13.65%	$3,032.9	0.84%	0.84%		0.19%	11%
8/31/2019	$65.24	$0.14	$(0.92)	$(0.78)	$(0.14)	$(5.84)	$—	$(5.98)	$—	$58.48	0.69%	$2,809.8	0.85%	0.85%		0.25%	14%
8/31/2018	$58.71	$0.17	$14.47	$14.64	$(0.22)	$(7.89)	$—	$(8.11)	$—	$65.24	26.96%	$3,253.8	0.85%	0.85%		0.28%	13%
8/31/2017	$56.64	$0.22	$5.56	$5.78	$(0.19)	$(3.52)	$—	$(3.71)	$—	$58.71	10.40%[h]	$3,650.3	0.85%	0.84	%e§	0.38%[e]	20%
Class R6
2/28/2022 (Unaudited)	$80.14	$0.05	$(5.04)	$(4.99)	$—	$(8.15)	$—	$(8.15)	$—	$67.00	(6.92)%*	$4,931.2	0.73%**	0.73	%**	0.14%**	5	%*
8/31/2021	$62.62	$0.07	$20.23	$20.30	$(0.08)	$(2.70)	$—	$(2.78)	$—	$80.14	33.23%	$5,744.7	0.74%	0.74	%§	0.09%	12%
8/31/2020	$58.45	$0.16	$7.58	$7.74	$(0.19)	$(3.38)	$—	$(3.57)	$—	$62.62	13.74%	$4,420.9	0.75%	0.75	%§	0.28%	11%
8/31/2019	$65.23	$0.19	$(0.93)	$(0.74)	$(0.20)	$(5.84)	$—	$(6.04)	$—	$58.45	0.80%	$4,221.1	0.75%	0.75%		0.34%	14%
8/31/2018[f]	$58.70	$0.23	$14.46	$14.69	$(0.27)	$(7.89)	$—	$(8.16)	$—	$65.23	27.07%	$4,372.3	0.78%	0.75%		0.38%	13%
8/31/2017[f]	$56.63	$0.26	$5.56	$5.82	$(0.23)	$(3.52)	$—	$(3.75)	$—	$58.70	10.47%[h]	$3,603.6	0.77%	0.77	%e§	0.45%[e]	20%
Class E
Period from 1/11/2022^ to 2/28/2022 (Unaudited)	$71.07	$0.08	$(4.09)	$(4.01)	$—	$—	$—	$—	$—	$67.06	(5.64)%*	$148.5	0.69%**	0.03	%**	0.86%**	5	%*[c]
Global Real Estate Fund
Institutional Class
2/28/2022 (Unaudited)	$13.84	$0.06	$(0.80)	$(0.74)	$(0.06)	$(0.77)	$—	$(0.83)	$—	$12.27	(5.74)%*	$3.7	7.61%**	1.00	%**	0.92%**	25	%*
8/31/2021	$10.97	$0.17	$2.88	$3.05	$(0.18)	$—	$—	$(0.18)	$—	$13.84	28.06%	$3.6	10.46%	1.01%		1.41%	51%
8/31/2020	$11.94	$0.17	$(0.58)	$(0.41)	$(0.32)	$(0.21)	$(0.03)	$(0.56)	$—	$10.97	(3.48)%	$1.4	8.80%	1.01%		1.47%	49%
8/31/2019	$10.85	$0.16	$1.31	$1.47	$(0.26)	$(0.12)	$—	$(0.38)	$—	$11.94	14.01%	$3.4	9.11%	1.01%		1.46%	38%
8/31/2018	$10.64	$0.17	$0.35	$0.52	$(0.21)	$(0.10)	$—	$(0.31)	$—	$10.85	4.98%	$2.3	11.12%	1.01%		1.62%	48%
8/31/2017	$10.62	$0.17	$0.22	$0.39	$(0.33)	$(0.04)	$—	$(0.37)	$—	$10.64	4.01%	$2.2	10.97%	1.01%		1.67%	61%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Global Real Estate Fund (cont'd)
Class A
2/28/2022 (Unaudited)	$13.81	$0.04	$(0.80)	$(0.76)	$(0.05)	$(0.77)	$—	$(0.82)	$—	$12.23	(5.91)%*	$0.3	8.14%**	1.36%**	0.56	%**	25%*
8/31/2021	$10.95	$0.16	$2.85	$3.01	$(0.15)	$—	$—	$(0.15)	$—	$13.81	27.70%	$0.3	11.06%	1.36%	1.32%		51%
8/31/2020	$11.93	$0.12	$(0.58)	$(0.46)	$(0.28)	$(0.21)	$(0.03)	$(0.52)	$—	$10.95	(3.93)%	$0.2	9.28%	1.37%	1.10%		49%
8/31/2019	$10.84	$0.12	$1.31	$1.43	$(0.22)	$(0.12)	$—	$(0.34)	$—	$11.93	13.65%	$0.4	9.72%	1.37%	1.07%		38%
8/31/2018	$10.64	$0.13	$0.34	$0.47	$(0.17)	$(0.10)	$—	$(0.27)	$—	$10.84	4.47%	$0.3	11.57%	1.37%	1.23%		48%
8/31/2017	$10.61	$0.14	$0.22	$0.36	$(0.29)	$(0.04)	$—	$(0.33)	$—	$10.64	3.71%	$0.5	11.23%	1.37%	1.41%		61%
Class C
2/28/2022 (Unaudited)	$13.73	$(0.01)	$(0.79)	$(0.80)	$(0.02)	$(0.77)	$—	$(0.79)	$—	$12.14	(6.20)%*	$0.3	8.79%**	2.11%**	(0.19	)%**	25%*
8/31/2021	$10.91	$0.06	$2.84	$2.90	$(0.08)	$—	$—	$(0.08)	$—	$13.73	26.73%	$0.3	11.69%	2.11%	0.54%		51%
8/31/2020	$11.89	$0.04	$(0.58)	$(0.54)	$(0.20)	$(0.21)	$(0.03)	$(0.44)	$—	$10.91	(4.65)%	$0.2	9.88%	2.12%	0.35%		49%
8/31/2019	$10.81	$0.04	$1.30	$1.34	$(0.14)	$(0.12)	$—	$(0.26)	$—	$11.89	12.75%	$0.3	10.43%	2.12%	0.32%		38%
8/31/2018	$10.62	$0.06	$0.34	$0.40	$(0.11)	$(0.10)	$—	$(0.21)	$—	$10.81	3.81%	$0.3	12.21%	2.12%	0.53%		48%
8/31/2017	$10.59	$0.06	$0.23	$0.29	$(0.22)	$(0.04)	$—	$(0.26)	$—	$10.62	2.96%	$0.3	12.10%	2.12%	0.56%		61%
Greater China Equity Fund
Institutional Class
2/28/2022 (Unaudited)	$12.97	$(0.06)	$(1.47)	$(1.53)	$(0.09)	$(0.63)	$—	$(0.72)	$—	$10.72	(12.05)%*	$47.4	1.81%**	1.50%**	(0.96	)%**	32%*
8/31/2021	$11.49	$0.09	$1.46	$1.55	$(0.07)	$—	$—	$(0.07)	$—	$12.97	13.54%	$61.3	1.80%	1.51%	0.66%		81%
8/31/2020	$9.28	$0.06	$2.24	$2.30	$(0.09)	$—	$—	$(0.09)	$—	$11.49	24.93%	$52.3	1.81%	1.51%	0.64%		82%
8/31/2019	$14.80	$0.09	$(0.96)	$(0.87)	$—	$(4.65)	$—	$(4.65)	$—	$9.28	(1.03)%	$45.2	1.84%	1.52%^^	0.85%		46%
8/31/2018	$15.85	$0.00	$0.77	$0.77	$(0.18)	$(1.64)	$—	$(1.82)	$—	$14.80	4.37%	$79.0	1.58%	1.51%	0.03%		60%
8/31/2017	$11.50	$0.09	$4.31	$4.40	$(0.05)	$—	$—	$(0.05)	$—	$15.85	38.46%	$109.4	1.69%	1.51%^^	0.72%		116%
Class A
2/28/2022 (Unaudited)	$12.95	$(0.08)	$(1.47)	$(1.55)	$(0.03)	$(0.63)	$—	$(0.66)	$—	$10.74	(12.18)%*	$2.7	2.29%**	1.86%**	(1.32	)%**	32%*
8/31/2021	$11.48	$0.02	$1.47	$1.49	$(0.02)	$—	$—	$(0.02)	$—	$12.95	13.01%	$3.6	2.26%	1.87%	0.14%		81%
8/31/2020[l]	$9.26	$(0.00)	$2.27	$2.27	$(0.05)	$—	$—	$(0.05)	$—	$11.48	24.51%	$4.3	2.29%	1.87%	(0.04)%		82%
8/31/2019[l]	$14.86	$0.06	$(0.98)	$(0.92)	$—	$(4.68)	$—	$(4.68)	$—	$9.26	(1.40)%	$6.1	2.32%	1.88%^^	0.54%		46%
8/31/2018[l]	$15.95	$(0.08)	$0.81	$0.73	$(0.17)	$(1.65)	$—	$(1.82)	$—	$14.86	4.02%	$10.2	2.01%	1.87%	(0.47)%		60%
8/31/2017[l]	$11.57	$0.19	$4.19	$4.38	$(0.00)	$—	$—	$(0.00)	$—	$15.95	37.95%	$21.7	2.07%	1.86%^^	1.38%		116%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Greater China Equity Fund (cont'd)
Class C
2/28/2022 (Unaudited)	$12.93	$(0.13)	$(1.46)	$(1.59)	$—	$(0.63)	$—	$(0.63)	$—	$10.71	(12.52)%*	$0.1	3.08%**	2.61%**	(2.15	)%**	32%*
8/31/2021	$11.52	$(0.07)	$1.48	$1.41	$—	$—	$—	$—	$—	$12.93	12.20%	$0.2	3.06%	2.62%	(0.55)%		81%
8/31/2020[l]	$9.32	$(0.05)	$2.25	$2.20	$—	$—	$—	$—	$—	$11.52	23.62%	$0.2	2.95%	2.62%	(0.53)%		82%
8/31/2019[l]	$15.37	$(0.02)	$(1.04)	$(1.06)	$—	$(4.99)	$—	$(4.99)	$—	$9.32	(2.13)%	$0.2	3.07%	2.63%^^	(0.19)%		46%
8/31/2018[l]	$16.57	$(0.17)	$0.81	$0.64	$(0.08)	$(1.76)	$—	$(1.84)	$—	$15.37	3.26%	$0.3	2.80%	2.62%	(0.99)%		60%
8/31/2017[l]	$12.10	$(0.15)	$4.62	$4.47	$—	$—	$—	$—	$—	$16.57	36.91%	$0.3	2.80%	2.62%^^	(1.18)%		116%
Guardian Fund
Investor Class
2/28/2022[m] (Unaudited)	$29.38	$0.00	$(2.30)	$(2.30)	$(0.03)	$(2.92)	$—	$(2.95)	$—	$24.13	(8.56)%*	$1,597.9	0.81%**	0.81%**	0.04	%**	15%*
8/31/2021	$23.38	$0.03	$7.76	$7.79	$(0.05)	$(1.74)	$—	$(1.79)	$—	$29.38	35.49%	$1,812.9	0.82%	0.82%	0.11%		28%
8/31/2020	$18.30	$0.05	$6.20	$6.25	$(0.07)	$(1.10)	$—	$(1.17)	$—	$23.38	35.76%	$1,419.5	0.87%	0.87%	0.26%		49%
8/31/2019	$19.52	$0.10	$0.32	$0.42	$(0.11)	$(1.53)	$—	$(1.64)	$—	$18.30	4.03%	$1,125.5	0.89%	0.89%	0.56%		37%
8/31/2018	$17.12	$0.11	$3.49	$3.60	$(0.11)	$(1.09)	$—	$(1.20)	$—	$19.52	21.86%	$1,187.2	0.88%	0.88%	0.62%		41%
8/31/2017	$16.45	$0.12	$2.51	$2.63	$(0.11)	$(1.85)	$—	$(1.96)	$—	$17.12	17.60%[h]	$1,052.4	0.90%	0.89%[e]	0.77%[e]		37%
Trust Class
2/28/2022[m] (Unaudited)	$29.31	$(0.02)	$(2.29)	$(2.31)	$(0.01)	$(2.92)	$—	$(2.93)	$—	$24.07	(8.61)%*	$46.5	1.01%**	1.01%**	(0.17	)%**	15%*
8/31/2021	$23.36	$(0.02)	$7.74	$7.72	$(0.03)	$(1.74)	$—	$(1.77)	$—	$29.31	35.21%	$52.5	1.03%	1.03%	(0.09)%		28%
8/31/2020	$18.28	$0.02	$6.20	$6.22	$(0.04)	$(1.10)	$—	$(1.14)	$—	$23.36	35.55%	$42.7	1.05%	1.05%	0.08%		49%
8/31/2019	$19.51	$0.07	$0.31	$0.38	$(0.08)	$(1.53)	$—	$(1.61)	$—	$18.28	3.77%	$45.5	1.06%	1.06%	0.38%		37%
8/31/2018[g]	$17.82	$0.08	$3.57	$3.65	$(0.13)	$(1.83)	$—	$(1.96)	$—	$19.51	21.76%	$56.6	1.06%	1.06%	0.44%		41%
8/31/2017[g]	$18.34	$0.10	$2.64	$2.74	$(0.16)	$(3.10)	$—	$(3.26)	$—	$17.82	17.37%[h]	$57.8	1.07%	1.04%[e]	0.60%[e]		37%
Advisor Class
2/28/2022[m] (Unaudited)	$29.05	$(0.04)	$(2.28)	$(2.32)	$—	$(2.92)	$—	$(2.92)	$—	$23.81	(8.71)%*	$6.7	1.17%**	1.17%**	(0.33)%		15%*
8/31/2021	$23.20	$(0.05)	$7.66	$7.61	$(0.02)	$(1.74)	$—	$(1.76)	$—	$29.05	34.95%	$8.0	1.19%	1.19%	(0.18)%		28%
8/31/2020	$18.20	$(0.04)	$6.17	$6.13	$(0.03)	$(1.10)	$—	$(1.13)	$—	$23.20	35.18%	$0.2	1.32%	1.32%	(0.21)%		49%
8/31/2019	$19.46	$0.01	$0.31	$0.32	$(0.05)	$(1.53)	$—	$(1.58)	$—	$18.20	3.41%	$0.2	1.40%	1.40%	0.05%		37%
8/31/2018[g]	$17.36	$0.02	$3.52	$3.54	$(0.05)	$(1.39)	$—	$(1.44)	$—	$19.46	21.34%	$0.2	1.40%	1.40%	0.12%		41%
8/31/2017[g]	$17.14	$0.09	$2.54	$2.63	$(0.06)	$(2.35)	$—	$(2.41)	$—	$17.36	17.26%[h]	$0.1	1.38%	1.18%[e]	0.51%[e]		37%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Guardian Fund (cont'd)
Institutional Class
2/28/2022[m] (Unaudited)	$29.42	$0.03	$(2.32)	$(2.29)	$(0.06)	$(2.92)	$—	$(2.98)	$—	$24.15	(8.49)%*	$191.5	0.66%**	0.66	%**	0.19	%**	15%*
8/31/2021	$23.41	$0.06	$7.77	$7.83	$(0.08)	$(1.74)	$—	$(1.82)	$—	$29.42	35.68%	$204.8	0.67%	0.67%		0.26%		28%
8/31/2020	$18.32	$0.08	$6.22	$6.30	$(0.11)	$(1.10)	$—	$(1.21)	$—	$23.41	36.03%	$149.6	0.70%	0.70%		0.43%		49%
8/31/2019	$19.55	$0.13	$0.32	$0.45	$(0.15)	$(1.53)	$—	$(1.68)	$—	$18.32	4.19%	$83.9	0.71%	0.71%		0.74%		37%
8/31/2018[g]	$17.13	$0.14	$3.51	$3.65	$(0.14)	$(1.09)	$—	$(1.23)	$—	$19.55	22.15%	$82.5	0.71%	0.71%		0.80%		41%
8/31/2017[g]	$16.47	$0.15	$2.50	$2.65	$(0.14)	$(1.85)	$—	$(1.99)	$—	$17.13	17.72%[h]	$70.2	0.72%	0.71%[e]		0.94%[e]		37%
Class A
2/28/2022[m] (Unaudited)	$29.27	$(0.03)	$(2.29)	$(2.32)	$(0.00)	$(2.92)	$—	$(2.92)	$—	$24.03	(8.62)%*	$9.2	1.04%**	1.04	%**	(0.19	)%**	15%*
8/31/2021	$23.34	$(0.03)	$7.73	$7.70	$(0.03)	$(1.74)	$—	$(1.77)	$—	$29.27	35.15%	$10.0	1.05%	1.05%		(0.12)%		28%
8/31/2020	$18.28	$0.02	$6.19	$6.21	$(0.05)	$(1.10)	$—	$(1.15)	$—	$23.34	35.49%	$6.1	1.07%	1.07%		0.12%		49%
8/31/2019	$19.50	$0.06	$0.33	$0.39	$(0.08)	$(1.53)	$—	$(1.61)	$—	$18.28	3.79%	$4.1	1.09%	1.09%		0.34%		37%
8/31/2018[g]	$17.85	$0.07	$3.57	$3.64	$(0.13)	$(1.86)	$—	$(1.99)	$—	$19.50	21.67%	$5.5	1.09%	1.09%		0.41%		41%
8/31/2017[g]	$18.43	$0.10	$2.64	$2.74	$(0.17)	$(3.15)	$—	$(3.32)	$—	$17.85	17.28%[h]	$5.6	1.10%	1.09%[e]		0.56%[e]		37%
Class C
2/28/2022[m] (Unaudited)	$28.61	$(0.12)	$(2.23)	$(2.35)	$—	$(2.92)	$—	$(2.92)	$—	$23.34	(8.96)%*	$2.9	1.78%**	1.78	%**	(0.94	)%**	15%*
8/31/2021	$22.98	$(0.21)	$7.58	$7.37	$—	$(1.74)	$—	$(1.74)	$—	$28.61	34.17%	$3.1	1.79%	1.79%		(0.86)%		28%
8/31/2020	$18.10	$(0.13)	$6.11	$5.98	$—	$(1.10)	$—	$(1.10)	$—	$22.98	34.53%	$2.3	1.81%	1.81%		(0.70)%		49%
8/31/2019	$19.40	$(0.06)	$0.31	$0.25	$(0.02)	$(1.53)	$—	$(1.55)	$—	$18.10	3.00%	$1.8	1.84%	1.84%		(0.38)%		37%
8/31/2018[g]	$17.42	$(0.06)	$3.51	$3.45	$(0.01)	$(1.46)	$—	$(1.47)	$—	$19.40	20.74%	$1.8	1.83%	1.83%		(0.32)%		41%
8/31/2017[g]	$17.38	$(0.03)	$2.58	$2.55	$(0.04)	$(2.47)	$—	$(2.51)	$—	$17.42	16.53%[h]	$1.6	1.84%	1.84%[e]		(0.20)%[e]		37%
Class R3
2/28/2022[m] (Unaudited)	$29.05	$(0.07)	$(2.27)	$(2.34)	$—	$(2.92)	$—	$(2.92)	$—	$23.79	(8.78)%*	$0.4	1.36%**	1.36	%§**	(0.51	)%**	15%*
8/31/2021	$23.22	$(0.11)	$7.69	$7.58	$(0.01)	$(1.74)	$—	$(1.75)	$—	$29.05	34.77%	$0.4	1.38%	1.36%		(0.45)%		28%
8/31/2020	$18.22	$(0.05)	$6.16	$6.11	$(0.01)	$(1.10)	$—	$(1.11)	$—	$23.22	35.06%	$0.2	1.36%	1.36	%§	(0.25)%		49%
8/31/2019	$19.46	$0.01	$0.33	$0.34	$(0.05)	$(1.53)	$—	$(1.58)	$—	$18.22	3.51%	$0.1	1.40%	1.36%		0.06%		37%
8/31/2018[g]	$17.37	$0.02	$3.52	$3.54	$(0.05)	$(1.40)	$—	$(1.45)	$—	$19.46	21.33%	$0.4	1.37%	1.36%		0.13%		41%
8/31/2017[g]	$17.20	$0.05	$2.55	$2.60	$(0.06)	$(2.37)	$—	$(2.43)	$—	$17.37	17.02%[h]	$0.5	1.38%	1.36%[e]		0.28%[e]		37%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Guardian Fund (cont'd)
Class R6
2/28/2022[m] (Unaudited)	$29.42	$0.03	$(2.31)	$(2.28)	$(0.07)	$(2.92)	$—	$(2.98)	$—	$24.16	(8.45)%*	$0.2	0.65%**	0.65	%§**	0.19%**	15%*
8/31/2021	$23.41	$0.07	$7.77	$7.84	$(0.09)	$(1.74)	$—	$(1.83)	$—	$29.42	35.72%	$0.2	0.68%	0.65%		0.26%	28%
8/31/2020	$18.32	$0.09	$6.22	$6.31	$(0.12)	$(1.10)	$—	$(1.22)	$—	$23.41	36.09%	$0.0	0.65%	0.65	%§	0.47%	49%
Period from 3/29/2019^ to 8/31/2019	$16.73	$0.06	$1.53	$1.59	$—	$—	$—	$—	$—	$18.32	9.50%*	$0.0	0.97%**	0.65	%**	0.75%**	37%[c]
International Equity Fund
Investor Class
2/28/2022 (Unaudited)	$17.18	$0.03	$(1.94)	$(1.91)	$(0.14)	$(1.63)	$—	$(1.77)	$—	$13.50	(11.97)%*	$84.9	1.18%**	1.08	%**	0.35%**	23%*
8/31/2021	$14.04	$0.11	$3.72	$3.83	$(0.09)	$(0.60)	$—	$(0.69)	$—	$17.18	28.24%	$102.9	1.16%	1.06%		0.70%	26%
8/31/2020	$12.47	$0.06	$1.84	$1.90	$(0.12)	$(0.22)	$—	$(0.34)	$0.01	$14.04	15.39%[d]	$92.8	1.19%	1.08%		0.43%	45%
8/31/2019	$13.16	$0.11	$(0.68)	$(0.57)	$(0.09)	$(0.03)	$—	$(0.12)	$—	$12.47	(4.23)%	$93.3	1.22%	1.13%		0.87%	34%
8/31/2018[g]	$12.58	$0.10	$0.51	$0.61	$(0.03)	$—	$—	$(0.03)	$—	$13.16	4.88%	$106.7	1.20%	1.14%		0.74%	32%
8/31/2017[g]	$10.90	$0.15	$1.58	$1.73	$(0.05)	$—	$—	$(0.05)	$—	$12.58	15.97%[h]	$110.4	1.23%	0.73%[e]		1.34%[e]	27%
Trust Class
2/28/2022 (Unaudited)	$17.18	$0.02	$(1.94)	$(1.92)	$(0.13)	$(1.63)	$—	$(1.76)	$—	$13.50	(12.05)%*	$26.8	1.25%**	1.15	%**	0.30%**	23%*
8/31/2021	$14.04	$0.09	$3.73	$3.82	$(0.08)	$(0.60)	$—	$(0.68)	$—	$17.18	28.17%	$32.4	1.24%	1.14%		0.61%	26%
8/31/2020	$12.46	$0.05	$1.85	$1.90	$(0.11)	$(0.22)	$—	$(0.33)	$0.01	$14.04	15.41%[d]	$28.7	1.23%	1.13%		0.40%	45%
8/31/2019	$13.16	$0.10	$(0.69)	$(0.59)	$(0.08)	$(0.03)	$—	$(0.11)	$—	$12.46	(4.35)%	$30.1	1.26%	1.17%		0.80%	34%
8/31/2018[g]	$12.57	$0.09	$0.52	$0.61	$(0.02)	$—	$—	$(0.02)	$—	$13.16	4.84%	$40.9	1.24%	1.18%		0.71%	32%
8/31/2017[g]	$10.88	$0.15	$1.58	$1.73	$(0.04)	$—	$—	$(0.04)	$—	$12.57	15.92%[h]	$45.7	1.27%	0.74%[e]		1.29%[e]	27%
Institutional Class
2/28/2022 (Unaudited)	$17.20	$0.04	$(1.93)	$(1.89)	$(0.18)	$(1.63)	$—	$(1.81)	$—	$13.50	(11.89)%*	$1,431.7	0.99%**	0.87	%**	0.55%**	23%*
8/31/2021	$14.06	$0.14	$3.72	$3.86	$(0.12)	$(0.60)	$—	$(0.72)	$—	$17.20	28.45%	$1,654.0	0.98%	0.86%		0.92%	26%
8/31/2020	$12.48	$0.09	$1.85	$1.94	$(0.15)	$(0.22)	$—	$(0.37)	$0.01	$14.06	15.74%[d]	$1,319.0	0.98%	0.85%		0.71%	45%
8/31/2019	$13.18	$0.13	$(0.67)	$(0.54)	$(0.13)	$(0.03)	$—	$(0.16)	$—	$12.48	(3.95)%	$1,518.8	1.00%	0.85%		1.08%	34%
8/31/2018	$12.66	$0.14	$0.51	$0.65	$(0.13)	$—	$—	$(0.13)	$—	$13.18	5.12%	$1,772.4	0.99%	0.85%		1.03%	32%
8/31/2017	$11.09	$0.14	$1.58	$1.72	$(0.15)	$—	$—	$(0.15)	$—	$12.66	15.82%[h]	$1,449.0	1.02%	0.85	%e§	1.19%[e]	27%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Equity Fund (cont'd)
Class A
2/28/2022 (Unaudited)	$17.16	$0.02	$(1.95)	$(1.93)	$(0.05)	$(1.63)	$—	$(1.68)	$—	$13.55	(12.09)%*	$14.5	1.35%**	1.23%**	0.30	%**	23	%*
8/31/2021	$14.03	$0.08	$3.73	$3.81	$(0.08)	$(0.60)	$—	$(0.68)	$—	$17.16	28.05%	$66.1	1.35%	1.22%	0.54%		26%
8/31/2020	$12.46	$0.04	$1.85	$1.89	$(0.11)	$(0.22)	$—	$(0.33)	$0.01	$14.03	15.27%[d]	$55.8	1.34%	1.21%	0.30%		45%
8/31/2019	$13.15	$0.09	$(0.67)	$(0.58)	$(0.08)	$(0.03)	$—	$(0.11)	$—	$12.46	(4.30)%	$52.2	1.37%	1.21%	0.76%		34%
8/31/2018[g]	$12.56	$0.08	$0.52	$0.60	$(0.01)	$—	$—	$(0.01)	$—	$13.15	4.77%	$67.2	1.35%	1.21%	0.63%		32%
8/31/2017[g]	$10.91	$0.07	$1.60	$1.67	$(0.02)	$—	$—	$(0.02)	$—	$12.56	15.32%	$71.9	1.39%	1.21%§	0.65%[e]		27%
Class C
2/28/2022 (Unaudited)	$17.00	$(0.04)	$(1.92)	$(1.96)	$(0.02)	$(1.63)	$—	$(1.65)	$—	$13.39	(12.38)%*	$6.9	2.11%**	1.98%**	(0.56	)%**	23	%*
8/31/2021	$13.94	$(0.03)	$3.69	$3.66	$—	$(0.60)	$—	$(0.60)	$—	$17.00	27.07%	$8.2	2.10%	1.97%	(0.22)%		26%
8/31/2020	$12.39	$(0.06)	$1.83	$1.77	$(0.01)	$(0.22)	$—	$(0.23)	$0.01	$13.94	14.41%[d]	$7.4	2.09%	1.96%	(0.47)%		45%
8/31/2019	$13.09	$(0.00)	$(0.67)	$(0.67)	$(0.00)	$(0.03)	$—	$(0.03)	$—	$12.39	(5.05)%	$9.6	2.12%	1.96%	(0.02)%		34%
8/31/2018[g]	$12.58	$(0.01)	$0.52	$0.51	$—	$—	$—	$—	$—	$13.09	4.05%	$14.3	2.11%	1.96%	(0.06)%		32%
8/31/2017[g]	$10.99	$0.00	$1.59	$1.59	$—	$—	$—	$—	$—	$12.58	14.48%	$13.2	2.14%	1.96%§	0.04%[e]		27%
Class R6
2/28/2022 (Unaudited)	$17.22	$0.06	$(1.95)	$(1.89)	$(0.19)	$(1.63)	$—	$(1.82)	$—	$13.51	(11.85)%*	$35.4	0.89%**	0.78%**	0.78	%**	23	%*
8/31/2021	$14.08	$0.15	$3.73	$3.88	$(0.14)	$(0.60)	$—	$(0.74)	$—	$17.22	28.57%	$86.0	0.88%	0.76%	1.00%		26%
8/31/2020	$12.49	$0.10	$1.87	$1.97	$(0.17)	$(0.22)	$—	$(0.39)	$0.01	$14.08	15.91%[d]	$76.1	0.88%	0.75%	0.77%		45%
8/31/2019	$13.20	$0.16	$(0.70)	$(0.54)	$(0.14)	$(0.03)	$—	$(0.17)	$—	$12.49	(3.95)%	$80.4	0.92%	0.76%	1.28%		34%
8/31/2018[g]	$12.67	$0.15	$0.52	$0.67	$(0.14)	$—	$—	$(0.14)	$—	$13.20	5.26%	$74.3	0.92%	0.78%	1.15%		32%
8/31/2017[g]	$11.11	$0.15	$1.57	$1.72	$(0.16)	$—	$—	$(0.16)	$—	$12.67	15.85%	$134.6	0.94%	0.77%	1.31%[e]		27%
Class E
Period from 1/11/2022^ to 2/28/2022 (Unaudited)	$14.79	$0.01	$(1.28)	$(1.27)	$—	$—	$—	$—	$—	$13.52	(8.59)%*	$36.3	0.83%**	0.04%**	0.45	%**	23	%*[c]

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Select Fund
Trust Class
2/28/2022 (Unaudited)	$17.62	$0.02	$(1.89)	$(1.87)	$(0.09)	$(1.62)	$—	$(1.71)	$—	$14.04	(11.40)%*	$5.6	1.41%**	1.21%**	0.31	%**	22%*
8/31/2021	$13.91	$0.10	$3.78	$3.88	$(0.07)	$(0.10)	$—	$(0.17)	$—	$17.62	28.12%	$6.6	1.41%	1.16%	0.67%		21%
8/31/2020	$12.30	$0.05	$1.94	$1.99	$(0.19)	$(0.19)	$—	$(0.38)	$—	$13.91	16.28%	$5.3	1.41%	1.15%	0.41%		33%
8/31/2019	$12.97	$0.12	$(0.61)	$(0.49)	$(0.05)	$(0.13)	$—	$(0.18)	$—	$12.30	(3.58)%	$5.0	1.42%	1.15%	0.97%		32%
8/31/2018	$12.43	$0.10	$0.54	$0.64	$(0.10)	$—	$—	$(0.10)	$—	$12.97	5.17%	$8.0	1.38%	1.16%	0.74%		44%
8/31/2017	$10.88	$0.10	$1.57	$1.67	$(0.12)	$—	$—	$(0.12)	$—	$12.43	15.57%	$8.2	1.34%	1.18%	0.90%		27%
Institutional Class
2/28/2022 (Unaudited)	$17.60	$0.05	$(1.89)	$(1.84)	$(0.15)	$(1.62)	$—	$(1.77)	$—	$13.99	(11.26)%*	$157.7	0.99%**	0.87%**	0.59	%**	22%*
8/31/2021	$13.89	$0.16	$3.77	$3.93	$(0.12)	$(0.10)	$—	$(0.22)	$—	$17.60	28.57%	$152.5	0.97%	0.81%	1.01%		21%
8/31/2020	$12.28	$0.10	$1.93	$2.03	$(0.23)	$(0.19)	$—	$(0.42)	$—	$13.89	16.68%	$138.9	0.94%	0.80%	0.79%		33%
8/31/2019	$12.96	$0.15	$(0.60)	$(0.45)	$(0.10)	$(0.13)	$—	$(0.23)	$—	$12.28	(3.29)%	$128.1	0.97%	0.80%	1.27%		32%
8/31/2018	$12.42	$0.13	$0.55	$0.68	$(0.14)	$—	$—	$(0.14)	$—	$12.96	5.52%	$142.4	0.93%	0.81%	0.99%		44%
8/31/2017	$10.86	$0.14	$1.58	$1.72	$(0.16)	$—	$—	$(0.16)	$—	$12.42	16.13%	$214.4	0.90%	0.83%	1.27%		27%
Class A
2/28/2022 (Unaudited)	$17.47	$0.02	$(1.87)	$(1.85)	$(0.10)	$(1.62)	$—	$(1.72)	$—	$13.90	(11.40)%*	$4.4	1.36%**	1.23%**	0.24	%**	22%*
8/31/2021	$13.80	$0.10	$3.74	$3.84	$(0.07)	$(0.10)	$—	$(0.17)	$—	$17.47	28.07%	$4.5	1.34%	1.17%	0.66%		21%
8/31/2020	$12.21	$0.05	$1.92	$1.97	$(0.19)	$(0.19)	$—	$(0.38)	$—	$13.80	16.22%	$3.2	1.31%	1.16%	0.36%		33%
8/31/2019	$12.87	$0.10	$(0.58)	$(0.48)	$(0.05)	$(0.13)	$—	$(0.18)	$—	$12.21	(3.58)%	$3.2	1.35%	1.16%	0.85%		32%
8/31/2018	$12.34	$0.08	$0.55	$0.63	$(0.10)	$—	$—	$(0.10)	$—	$12.87	5.12%	$3.9	1.31%	1.17%	0.63%		44%
8/31/2017	$10.80	$0.10	$1.56	$1.66	$(0.12)	$—	$—	$(0.12)	$—	$12.34	15.60%	$4.9	1.27%	1.19%	0.87%		27%
Class C
2/28/2022 (Unaudited)	$17.09	$(0.04)	$(1.82)	$(1.86)	$(0.05)	$(1.62)	$—	$(1.67)	$—	$13.56	(11.69)%*	$0.7	2.14%**	1.97%**	(0.48	)%**	22%*
8/31/2021	$13.54	$(0.02)	$3.67	$3.65	$—	$(0.10)	$—	$(0.10)	$—	$17.09	27.11%	$0.8	2.12%	1.92%	(0.11)%		21%
8/31/2020	$11.99	$(0.04)	$1.87	$1.83	$(0.09)	$(0.19)	$—	$(0.28)	$—	$13.54	15.37%	$0.9	2.06%	1.91%	(0.34)%		33%
8/31/2019	$12.68	$0.01	$(0.57)	$(0.56)	$—	$(0.13)	$—	$(0.13)	$—	$11.99	(4.32)%	$1.5	2.09%	1.91%	0.10%		32%
8/31/2018	$12.16	$(0.00)	$0.53	$0.53	$(0.01)	$—	$—	$(0.01)	$—	$12.68	4.37%	$2.4	2.06%	1.92%	(0.02)%		44%
8/31/2017	$10.64	$0.02	$1.54	$1.56	$(0.04)	$—	$—	$(0.04)	$—	$12.16	14.70%	$2.5	2.02%	1.94%	0.16%		27%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Select Fund (cont'd)
Class R3
2/28/2022 (Unaudited)	$17.32	$0.00	$(1.85)	$(1.85)	$(0.08)	$(1.62)	$—	$(1.70)	$—	$13.77	(11.51)%*	$1.5	1.63	%**	1.48	%**	0.05	%**	22%*
8/31/2021	$13.67	$0.06	$3.71	$3.77	$(0.02)	$(0.10)	$—	$(0.12)	$—	$17.32	27.74%	$1.9	1.60%		1.42%		0.38%		21%
8/31/2020	$12.10	$0.02	$1.89	$1.91	$(0.15)	$(0.19)	$—	$(0.34)	$—	$13.67	15.93%	$2.2	1.57%		1.41%		0.18%		33%
8/31/2019	$12.75	$0.08	$(0.58)	$(0.50)	$(0.02)	$(0.13)	$—	$(0.15)	$—	$12.10	(3.81)%	$2.3	1.60%		1.41%		0.66%		32%
8/31/2018	$12.22	$0.05	$0.55	$0.60	$(0.07)	$—	$—	$(0.07)	$—	$12.75	4.92%	$3.5	1.56%		1.42%		0.36%		44%
8/31/2017	$10.71	$0.08	$1.53	$1.61	$(0.10)	$—	$—	$(0.10)	$—	$12.22	15.26%	$5.0	1.52%		1.44%		0.70%		27%
Class R6
2/28/2022 (Unaudited)	$17.61	$0.11	$(1.93)	$(1.82)	$(0.17)	$(1.62)	$—	$(1.79)	$—	$14.00	(11.17)%*	$0.3	0.87	%**	0.73	%**	1.26	%**	22%*
8/31/2021	$13.90	$0.13	$3.81	$3.94	$(0.13)	$(0.10)	$—	$(0.23)	$—	$17.61	28.65%	$1.3	0.88%		0.71%		0.83%		21%
8/31/2020	$12.29	$0.04	$2.00	$2.04	$(0.24)	$(0.19)	$—	$(0.43)	$—	$13.90	16.77%	$1.9	0.84%		0.70%		0.28%		33%
8/31/2019	$12.96	$0.23	$(0.66)	$(0.43)	$(0.11)	$(0.13)	$—	$(0.24)	$—	$12.29	(3.11)%	$29.6	0.87%		0.71%		1.88%		32%
8/31/2018	$12.42	$0.15	$0.54	$0.69	$(0.15)	$—	$—	$(0.15)	$—	$12.96	5.59%	$9.4	0.87%		0.74%		1.15%		44%
Period from 4/17/2017^ to 8/31/2017	$11.12	$0.08	$1.22	$1.30	$—	$—	$—	$—	$—	$12.42	11.69%*	$9.6	0.79	%**	0.73	%**	1.70	%**	27%[c]
International Small Cap Fund
Institutional Class
2/28/2022 (Unaudited)	$18.34	$0.00	$(2.84)	$(2.84)	$(0.10)	$(0.73)	$—	$(0.83)	$—	$14.67	(15.95)%*	$2.8	9.02	%**	1.05	%**	0.01	%**	14%*
8/31/2021	$13.86	$0.03	$4.96	$4.99	$(0.07)	$(0.44)	$—	$(0.51)	$—	$18.34	36.97%	$2.8	13.09%		1.07%		0.20%		22%
8/31/2020	$11.28	$0.02	$2.66	$2.68	$(0.10)	$—	$—	$(0.10)	$—	$13.86	23.84%	$1.4	5.81%		1.05	%^^	0.14%		14%
8/31/2019	$12.98	$0.11	$(1.60)	$(1.49)	$(0.03)	$(0.18)	$—	$(0.21)	$—	$11.28	(11.26)%	$5.3	6.24%		1.05%		1.00%		32%
8/31/2018	$12.74	$0.11	$1.02	$1.13	$(0.35)	$(0.54)	$—	$(0.89)	$—	$12.98	9.06%	$6.2	7.02%		1.05%		0.83%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.08	$2.66	$2.74	$—	$—	$—	$—	$—	$12.74	27.40%*	$0.8	29.10	%‡**	1.05	%‡**	0.93	%‡**	43%*
Class A
2/28/2022 (Unaudited)	$18.24	$(0.03)	$(2.83)	$(2.86)	$(0.05)	$(0.73)	$—	$(0.78)	$—	$14.60	(16.11)%*	$0.2	9.21	%**	1.41	%**	(0.39	)%**	14%*
8/31/2021	$13.82	$(0.03)	$4.94	$4.91	$(0.05)	$(0.44)	$—	$(0.49)	$—	$18.24	36.43%	$0.5	13.62%		1.43%		(0.17)%		22%
8/31/2020	$11.24	$(0.03)	$2.66	$2.63	$(0.05)	$—	$—	$(0.05)	$—	$13.82	23.41%	$0.2	6.40%		1.42	%^^	(0.23)%		14%
8/31/2019	$12.93	$0.06	$(1.57)	$(1.51)	$—	$(0.18)	$—	$(0.18)	$—	$11.24	(11.49)%	$0.1	6.77%		1.41%		0.54%		32%
8/31/2018	$12.70	$0.02	$1.05	$1.07	$(0.30)	$(0.54)	$—	$(0.84)	$—	$12.93	8.60%	$0.2	7.56%		1.41%		0.16%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.11	$2.59	$2.70	$—	$—	$—	$—	$—	$12.70	27.00%*	$0.3	29.48	%‡**	1.41	%‡**	1.21	%‡**	43%*

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Small Cap Fund (cont'd)
Class C
2/28/2022 (Unaudited)	$17.81	$(0.09)	$(2.76)	$(2.85)	$(0.01)	$(0.73)	$—	$(0.74)	$—	$14.22	(16.43)%*	$0.1	10.15	%**	2.16	%**	(1.11	)%**	14%*
8/31/2021	$13.55	$(0.15)	$4.85	$4.70	$—	$(0.44)	$—	$(0.44)	$—	$17.81	35.48%	$0.2	14.29%		2.19%		(0.96)%		22%
8/31/2020	$11.06	$(0.11)	$2.60	$2.49	$—	$—	$—	$—	$—	$13.55	22.51%	$0.1	6.93%		2.17	%^^	(0.97)%		14%
8/31/2019	$12.83	$(0.01)	$(1.58)	$(1.59)	$—	$(0.18)	$—	$(0.18)	$—	$11.06	(12.22)%	$0.1	7.38%		2.16%		(0.10)%		32%
8/31/2018	$12.63	$(0.07)	$1.05	$0.98	$(0.24)	$(0.54)	$—	$(0.78)	$—	$12.83	7.89%	$0.2	8.15%		2.16%		(0.53)%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$(0.02)	$2.65	$2.63	$—	$—	$—	$—	$—	$12.63	26.30%*	$0.1	30.21	%‡**	2.16	%‡**	(0.19	)%‡**	43%*
Class R6
2/28/2022 (Unaudited)	$18.32	$0.01	$(2.85)	$(2.84)	$(0.10)	$(0.73)	$—	$(0.83)	$—	$14.65	(15.96)%*	$0.3	8.91	%**	0.95	%**	0.11	%**	14%*
8/31/2021	$13.88	$0.04	$4.97	$5.01	$(0.13)	$(0.44)	$—	$(0.57)	$—	$18.32	37.14%	$0.4	13.03%		0.98%		0.25%		22%
8/31/2020	$11.29	$0.03	$2.67	$2.70	$(0.11)	$—	$—	$(0.11)	$—	$13.88	24.01%	$0.3	5.71%		0.96	%^^	0.24%		14%
8/31/2019	$12.98	$0.12	$(1.59)	$(1.47)	$(0.04)	$(0.18)	$—	$(0.22)	$—	$11.29	(11.13)%	$0.2	6.16%		0.96%		1.09%		32%
8/31/2018	$12.74	$0.08	$1.06	$1.14	$(0.36)	$(0.54)	$—	$(0.90)	$—	$12.98	9.12%	$0.3	6.97%		0.98%		0.64%		48%
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.08	$2.66	$2.74	$—	$—	$—	$—	$—	$12.74	27.40%*	$0.3	29.02	%‡**	0.98	%‡**	0.99	%‡**	43%*
Intrinsic Value Fund
Institutional Class
2/28/2022 (Unaudited)	$24.01	$(0.06)	$(0.57)	$(0.63)	$—	$(1.48)	$—	$(1.48)	$—	$21.90	(2.70)%*	$1,240.3	1.00	%**	1.00	%§**	(0.53	)%**	8%*
8/31/2021	$15.13	$(0.11)	$9.31	$9.20	$—	$(0.32)	$—	$(0.32)	$—	$24.01	61.43%	$979.4	1.01%		1.01	%§	(0.54)%		23%
8/31/2020	$14.50	$(0.04)	$1.11	$1.07	$—	$(0.44)	$—	$(0.44)	$—	$15.13	7.36%	$555.2	1.05%		1.00%		(0.29)%		19%
8/31/2019	$18.54	$(0.03)	$(2.14)	$(2.17)	$—	$(1.87)	$—	$(1.87)	$—	$14.50	(10.83)%	$574.1	1.05%		1.01%		(0.20)%		22%
8/31/2018	$16.12	$(0.06)	$3.33	$3.27	$—	$(0.85)	$—	$(0.85)	$—	$18.54	21.01%	$678.0	1.02%		1.00%		(0.35)%		25%
8/31/2017	$14.02	$(0.05)	$2.36	$2.31	$—	$(0.21)	$—	$(0.21)	$—	$16.12	16.59%	$841.9	1.03%		1.00%		(0.35)%		26%
Class A
2/28/2022 (Unaudited)	$23.74	$(0.10)	$(0.57)	$(0.67)	$—	$(1.48)	$—	$(1.48)	$—	$21.59	(2.91)%*	$55.9	1.36	%**	1.36	%§**	(0.88	)%**	8%*
8/31/2021	$15.02	$(0.19)	$9.23	$9.04	$—	$(0.32)	$—	$(0.32)	$—	$23.74	60.81%	$51.4	1.37%		1.37%		(0.90)%		23%
8/31/2020	$14.44	$(0.09)	$1.11	$1.02	$—	$(0.44)	$—	$(0.44)	$—	$15.02	7.04%	$21.0	1.43%		1.36%		(0.65)%		19%
8/31/2019[i]	$18.54	$(0.09)	$(2.14)	$(2.23)	$—	$(1.87)	$—	$(1.87)	$—	$14.44	(11.18)%	$19.7	1.44%		1.37%		(0.56)%		22%
8/31/2018[i]	$16.20	$(0.12)	$3.34	$3.22	$—	$(0.88)	$—	$(0.88)	$—	$18.54	20.58%	$20.0	1.41%		1.36%		(0.73)%		25%
8/31/2017[i]	$14.15	$(0.11)	$2.38	$2.27	$—	$(0.22)	$—	$(0.22)	$—	$16.20	16.20%	$18.2	1.43%		1.36%		(0.68)%		26%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Intrinsic Value Fund (cont'd)
Class C
2/28/2022 (Unaudited)	$23.19	$(0.18)	$(0.54)	$(0.72)	$—	$(1.48)	$—	$(1.48)	$—	$20.99	(3.20)%*	$23.0	2.11%**	2.11	%§**	(1.64	)%**	8%*
8/31/2021	$14.79	$(0.33)	$9.05	$8.72	$—	$(0.32)	$—	$(0.32)	$—	$23.19	59.58%	$18.4	2.12%	2.12	%§	(1.65)%		23%
8/31/2020	$14.34	$(0.19)	$1.08	$0.89	$—	$(0.44)	$—	$(0.44)	$—	$14.79	6.16%	$11.3	2.16%	2.11%		(1.38)%		19%
8/31/2019[i]	$18.54	$(0.20)	$(2.13)	$(2.33)	$—	$(1.87)	$—	$(1.87)	$—	$14.34	(11.78)%	$16.8	2.16%	2.12%		(1.30)%		22%
8/31/2018[i]	$16.39	$(0.26)	$3.35	$3.09	$—	$(0.94)	$—	$(0.94)	$—	$18.54	19.65%	$24.5	2.13%	2.11%		(1.47)%		25%
8/31/2017[i]	$14.42	$(0.22)	$2.42	$2.20	$—	$(0.23)	$—	$(0.23)	$—	$16.39	15.36%	$22.4	2.15%	2.11%		(1.45)%		26%
Class R6
2/28/2022 (Unaudited)	$24.09	$(0.04)	$(0.57)	$(0.61)	$—	$(1.48)	$—	$(1.48)	$—	$22.00	(2.60)%*	$102.9	0.84%**	0.84	%**	(0.36	)%**	8%*
8/31/2021	$15.17	$(0.09)	$9.33	$9.24	$—	$(0.32)	$—	$(0.32)	$—	$24.09	61.54%	$84.0	0.89%	0.89	%§	(0.44)%		23%
8/31/2020	$14.52	$(0.02)	$1.11	$1.09	$—	$(0.44)	$—	$(0.44)	$—	$15.17	7.49%	$0.1	0.97%	0.90%		(0.17)%		19%
Period from 1/18/2019^ to 8/31/2019	$14.22	$(0.01)	$0.31	$0.30	$—	$—	$—	$—	$—	$14.52	2.11%*	$0.2	1.00%**	0.91	%**	(0.10	)%**	22%[c]
Large Cap Value Fund
Investor Class
2/28/2022 (Unaudited)	$44.85	$0.36	$2.21	$2.57	$(0.55)	$(1.68)	$—	$(2.23)	$—	$45.19	5.99%*	$1,700.2	0.75%**	0.75	%**	1.59	%**	32%*
8/31/2021	$30.38	$0.66	$14.39	$15.05	$(0.49)	$(0.09)	$—	$(0.58)	$—	$44.85	50.05%	$1,628.3	0.78%	0.78%		1.67%		89%
8/31/2020	$30.58	$0.59	$0.46	$1.05	$(0.60)	$(0.65)	$—	$(1.25)	$—	$30.38	3.23%	$1,087.2	0.85%	0.85%		1.99%		157%
8/31/2019	$32.87	$0.59	$1.03	$1.62	$(0.53)	$(3.38)	$—	$(3.91)	$—	$30.58	6.25%	$1,174.3	0.86%	0.86%		1.93%		109%[k]
8/31/2018	$31.61	$0.46	$3.47	$3.93	$(0.40)	$(2.27)	$—	$(2.67)	$—	$32.87	12.90%	$1,160.3	0.87%	0.87%		1.46%		153%
8/31/2017	$28.25	$0.40	$4.03	$4.43	$(0.20)	$(0.87)	$—	$(1.07)	$—	$31.61	15.88%[h]	$1,148.5	0.87%	0.86%[e]		1.31%[e]		74%
Trust Class
2/28/2022 (Unaudited)	$44.86	$0.31	$2.23	$2.54	$(0.47)	$(1.68)	$—	$(2.15)	$—	$45.25	5.90%*	$132.4	0.95%**	0.95	%**	1.39	%**	32%*
8/31/2021	$30.39	$0.58	$14.41	$14.99	$(0.43)	$(0.09)	$—	$(0.52)	$—	$44.86	49.76%	$112.1	0.99%	0.99%		1.47%		89%
8/31/2020	$30.59	$0.54	$0.45	$0.99	$(0.54)	$(0.65)	$—	$(1.19)	$—	$30.39	3.05%	$65.4	1.03%	1.03%		1.82%		157%
8/31/2019	$32.88	$0.54	$1.03	$1.57	$(0.48)	$(3.38)	$—	$(3.86)	$—	$30.59	6.04%	$81.7	1.04%	1.04%		1.75%		109%[k]
8/31/2018[f]	$31.63	$0.40	$3.47	$3.87	$(0.35)	$(2.27)	$—	$(2.62)	$—	$32.88	12.68%	$68.4	1.05%	1.05%		1.26%		153%
8/31/2017[f]	$28.84	$0.36	$4.10	$4.46	$(0.30)	$(1.37)	$—	$(1.67)	$—	$31.63	15.77%[h]	$75.0	1.05%	1.01%[e]		1.16%[e]		74%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Value Fund (cont'd)
Advisor Class
2/28/2022 (Unaudited)	$44.85	$0.28	$2.22	$2.50	$(0.39)	$(1.68)	$—	$(2.07)	$—	$45.28	5.81%*	$150.9	1.10%**	1.10	%**	1.23%	32%*
8/31/2021	$30.40	$0.51	$14.41	$14.92	$(0.38)	$(0.09)	$—	$(0.47)	$—	$44.85	49.48%	$138.0	1.14%	1.14%		1.31%	89%
8/31/2020	$30.60	$0.49	$0.46	$0.95	$(0.50)	$(0.65)	$—	$(1.15)	$—	$30.40	2.90%	$99.7	1.18%	1.18%		1.66%	157%
8/31/2019	$32.88	$0.49	$1.04	$1.53	$(0.43)	$(3.38)	$—	$(3.81)	$—	$30.60	5.90%	$114.8	1.19%	1.19%		1.58%	109%[k]
8/31/2018[f]	$31.62	$0.35	$3.49	$3.84	$(0.31)	$(2.27)	$—	$(2.58)	$—	$32.88	12.56%	$125.2	1.20%	1.20%		1.11%	153%
8/31/2017[f]	$29.45	$0.30	$4.15	$4.45	$(0.41)	$(1.87)	$—	$(2.28)	$—	$31.62	15.51%[h]	$144.1	1.20%	1.19%[e]		0.98%[e]	74%
Institutional Class
2/28/2022 (Unaudited)	$44.84	$0.39	$2.22	$2.61	$(0.64)	$(1.68)	$—	$(2.32)	$—	$45.13	6.08%*	$6,347.2	0.60%**	0.60	%**	1.73%**	32%*
8/31/2021	$30.38	$0.84	$14.26	$15.10	$(0.55)	$(0.09)	$—	$(0.64)	$—	$44.84	50.25%	$4,146.7	0.62%	0.62%		1.96%	89%
8/31/2020	$30.57	$0.64	$0.47	$1.11	$(0.65)	$(0.65)	$—	$(1.30)	$—	$30.38	3.42%	$365.3	0.68%	0.68%		2.15%	157%
8/31/2019[l]	$32.87	$0.66	$1.01	$1.67	$(0.59)	$(3.38)	$—	$(3.97)	$—	$30.57	6.41%	$339.6	0.69%	0.69%		2.17%	109%[k]
8/31/2018[f]	$31.60	$0.52	$3.47	$3.99	$(0.45)	$(2.27)	$—	$(2.72)	$—	$32.87	13.11%	$98.5	0.70%	0.70	%§	1.64%	153%
8/31/2017[f]	$28.25	$0.45	$4.02	$4.47	$(0.26)	$(0.86)	$—	$(1.12)	$—	$31.60	16.04%[h]	$80.6	0.70%	0.69	%e§	1.50%[e]	74%
Class A
2/28/2022 (Unaudited)	$44.87	$0.30	$2.23	$2.53	$(0.49)	$(1.68)	$—	$(2.17)	$—	$45.23	5.89%*	$187.0	0.98%**	0.98	%**	1.35%**	32%*
8/31/2021	$30.39	$0.64	$14.33	$14.97	$(0.40)	$(0.09)	$—	$(0.49)	$—	$44.87	49.67%	$136.5	1.01%	1.01%		1.51%	89%
8/31/2020	$30.59	$0.53	$0.45	$0.98	$(0.53)	$(0.65)	$—	$(1.18)	$—	$30.39	3.03%	$23.4	1.05%	1.05%		1.73%	157%
8/31/2019	$32.88	$0.58	$0.97	$1.55	$(0.46)	$(3.38)	$—	$(3.84)	$—	$30.59	5.99%	$52.5	1.08%	1.08%		1.89%	109%[k]
8/31/2018[f]	$31.62	$0.39	$3.48	$3.87	$(0.34)	$(2.27)	$—	$(2.61)	$—	$32.88	12.68%	$4.1	1.08%	1.08%		1.24%	153%
8/31/2017[f]	$28.87	$0.34	$4.09	$4.43	$(0.31)	$(1.37)	$—	$(1.68)	$—	$31.62	15.65%[h]	$3.8	1.07%	1.07%[e]		1.11%[e]	74%
Class C
2/28/2022 (Unaudited)	$44.90	$0.14	$2.23	$2.37	$(0.36)	$(1.68)	$—	$(2.04)	$—	$45.23	5.50%*	$181.6	1.72%**	1.72	%**	0.62%**	32%*
8/31/2021	$30.30	$0.40	$14.30	$14.70	$(0.01)	$(0.09)	$—	$(0.10)	$—	$44.90	48.59%	$102.3	1.74%	1.74%		0.94%	89%
8/31/2020	$30.61	$0.31	$0.44	$0.75	$(0.41)	$(0.65)	$—	$(1.06)	$—	$30.30	2.27%	$14.7	1.81%	1.81%		1.04%	157%
8/31/2019	$32.87	$0.33	$1.02	$1.35	$(0.23)	$(3.38)	$—	$(3.61)	$—	$30.61	5.24%	$19.7	1.82%	1.82%		1.08%	109%[k]
8/31/2018[f]	$31.67	$0.15	$3.48	$3.63	$(0.16)	$(2.27)	$—	$(2.43)	$—	$32.87	11.83%	$1.9	1.82%	1.82%		0.48%	153%
8/31/2017[f]	$29.66	$0.11	$4.18	$4.29	$(0.29)	$(1.99)	$—	$(2.28)	$—	$31.67	14.84%[h]	$2.3	1.81%	1.81%[e]		0.36%[e]	74%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Large Cap Value Fund (cont'd)
Class R3
2/28/2022 (Unaudited)	$44.88	$0.24	$2.23	$2.47	$(0.52)	$(1.68)	$—	$(2.20)	$—	$45.15	5.74%*	$3.3	1.23%**	1.23%**	1.08	%**	32	%*
8/31/2021	$30.42	$0.52	$14.36	$14.88	$(0.33)	$(0.09)	$—	$(0.42)	$—	$44.88	49.26%	$2.0	1.29%	1.29%	1.29%		89%
8/31/2020	$30.62	$0.45	$0.45	$0.90	$(0.45)	$(0.65)	$—	$(1.10)	$—	$30.42	2.74%	$0.6	1.34%	1.34%§	1.51%		157%
8/31/2019	$32.89	$0.43	$1.06	$1.49	$(0.38)	$(3.38)	$—	$(3.76)	$—	$30.62	5.74%	$0.7	1.37%	1.37%§	1.42%		109%[k]
8/31/2018[f]	$31.63	$0.32	$3.47	$3.79	$(0.26)	$(2.27)	$—	$(2.53)	$—	$32.89	12.39%	$0.3	1.37%	1.36%	1.00%		153%
8/31/2017[f]	$29.46	$0.28	$4.12	$4.40	$(0.39)	$(1.84)	$—	$(2.23)	$—	$31.63	15.27%[h]	$0.2	1.43%	1.36%[e]	0.90%[e]		74%
Class R6
2/28/2022 (Unaudited)	$44.89	$0.42	$2.21	$2.63	$(0.67)	$(1.68)	$—	$(2.35)	$—	$45.17	6.12%*	$217.4	0.50%**	0.50%**	1.86	%**	32	%*
8/31/2021	$30.41	$0.78	$14.37	$15.15	$(0.58)	$(0.09)	$—	$(0.67)	$—	$44.89	50.39%	$190.6	0.53%	0.53%	1.95%		89%
8/31/2020	$30.59	$0.63	$0.51	$1.14	$(0.67)	$(0.65)	$—	$(1.32)	$—	$30.41	3.54%	$91.4	0.59%	0.59%§	2.19%		157%
Period from 1/18/2019^ to 8/31/2019	$28.19	$0.45	$1.95	$2.40	$—	$—	$—	$—	$—	$30.59	8.51%*	$0.3	0.67%**	0.61%**	2.39	%**	109	%ck
Class E
Period from 1/11/2022^ to 2/28/2022 (Unaudited)	$45.60	$0.13	$(0.52)	$(0.39)	$—	$—	$—	$—	$—	$45.21	(0.86)%*	$157.7	0.45%**	0.03%**	2.19	%**	32	%*[c]
Mid Cap Growth Fund
Investor Class
2/28/2022 (Unaudited)	$22.78	$(0.04)	$(2.82)	$(2.86)	$—	$(3.13)	$—	$(3.13)	$—	$16.79	(13.78)%*	$574.8	0.81%**	0.81%**	(0.36	)%**	23	%*
8/31/2021	$18.45	$(0.12)	$6.36	$6.24	$—	$(1.91)	$—	$(1.91)	$—	$22.78	35.63%	$696.4	0.83%	0.83%	(0.57)%		42%
8/31/2020	$15.96	$(0.06)	$3.40	$3.34	$—	$(0.85)	$—	$(0.85)	$—	$18.45	21.95%	$570.7	0.88%	0.88%	(0.39)%		55%
8/31/2019	$16.99	$(0.05)	$0.47	$0.42	$—	$(1.45)	$—	$(1.45)	$—	$15.96	4.84%	$513.3	0.90%	0.90%	(0.31)%		48%
8/31/2018[f]	$14.61	$(0.04)	$3.74	$3.70	$—	$(1.32)	$—	$(1.32)	$—	$16.99	26.75%	$528.1	0.90%	0.90%	(0.25)%		50%
8/31/2017[f]	$13.25	$(0.04)	$2.04	$2.00	$—	$(0.64)	$—	$(0.64)	$—	$14.61	15.80%[h]	$445.9	0.93%	0.91%[e]	(0.28)%[e]		47%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Mid Cap Growth Fund (cont'd)
Trust Class
2/28/2022 (Unaudited)	$22.77	$(0.05)	$(2.82)	$(2.87)	$—	$(3.13)	$—	$(3.13)	$—	$16.77	(13.83)%*	$64.6	0.91%**	0.91	%**	(0.45	)%**	23%*
8/31/2021[l]	$18.46	$(0.14)	$6.36	$6.22	$—	$(1.91)	$—	$(1.91)	$—	$22.77	35.53%	$109.3	0.92%	0.92%		(0.66)%		42%
8/31/2020[l]	$15.98	$(0.07)	$3.40	$3.33	$—	$(0.85)	$—	$(0.85)	$—	$18.46	21.85%	$85.7	0.94%	0.94%		(0.46)%		55%
8/31/2019[l]	$17.02	$(0.06)	$0.47	$0.41	$—	$(1.45)	$—	$(1.45)	$—	$15.98	4.78%	$77.7	0.95%	0.95%		(0.37)%		48%
8/31/2018fl	$14.66	$(0.05)	$3.73	$3.68	$—	$(1.32)	$—	$(1.32)	$—	$17.02	26.65%	$77.6	0.95%	0.95%		(0.30)%		50%
8/31/2017fl	$13.01	$(0.04)	$2.05	$2.01	$—	$(0.36)	$—	$(0.36)	$—	$14.66	15.75%[h]	$52.0	0.97%	0.97%[e]		(0.34)%[e]		47%
Advisor Class
2/28/2022 (Unaudited)	$22.76	$(0.07)	$(2.82)	$(2.89)	$—	$(3.13)	$—	$(3.13)	$—	$16.74	(13.93)%*	$9.4	1.17%**	1.17	%**	(0.71)%		23%*
8/31/2021[l]	$18.51	$(0.19)	$6.35	$6.16	$—	$(1.91)	$—	$(1.91)	$—	$22.76	35.19%	$13.2	1.17%	1.17%		(0.92)%		42%
8/31/2020[l]	$16.07	$(0.11)	$3.41	$3.30	$—	$(0.86)	$—	$(0.86)	$—	$18.51	21.57%	$10.3	1.20%	1.20%		(0.70)%		55%
8/31/2019[l]	$17.16	$(0.09)	$0.47	$0.38	$—	$(1.47)	$—	$(1.47)	$—	$16.07	4.53%	$12.0	1.21%	1.21%		(0.62)%		48%
8/31/2018fl	$14.81	$(0.09)	$3.78	$3.69	$—	$(1.34)	$—	$(1.34)	$—	$17.16	26.32%	$15.4	1.21%	1.21%		(0.56)%		50%
8/31/2017fl	$13.18	$(0.08)	$2.07	$1.99	$—	$(0.36)	$—	$(0.36)	$—	$14.81	15.47%[h]	$12.4	1.23%	1.23%[e]		(0.60)%[e]		47%
Institutional Class
2/28/2022 (Unaudited)	$22.79	$(0.02)	$(2.83)	$(2.85)	$—	$(3.13)	$—	$(3.13)	$—	$16.81	(13.72)%*	$415.8	0.66%**	0.66	%**	(0.21	)%**	23%*
8/31/2021[l]	$18.41	$(0.08)	$6.37	$6.29	$—	$(1.91)	$—	$(1.91)	$—	$22.79	35.91%	$481.1	0.67%	0.67%		(0.41)%		42%
8/31/2020[l]	$15.90	$(0.03)	$3.38	$3.35	$—	$(0.84)	$—	$(0.84)	$—	$18.41	22.12%	$347.4	0.70%	0.70%		(0.22)%		55%
8/31/2019[l]	$16.88	$(0.02)	$0.48	$0.46	$—	$(1.44)	$—	$(1.44)	$—	$15.90	5.09%	$273.4	0.70%	0.70%		(0.11)%		48%
8/31/2018[l]	$14.50	$(0.01)	$3.70	$3.69	$—	$(1.31)	$—	$(1.31)	$—	$16.88	26.93%	$353.7	0.70%	0.70%		(0.05)%		50%
8/31/2017[l]	$13.10	$(0.01)	$2.03	$2.02	$—	$(0.62)	$—	$(0.62)	$—	$14.50	16.03%[h]	$321.5	0.72%	0.72%[e]		(0.09)%[e]		47%
Class A
2/28/2022 (Unaudited)	$22.77	$(0.06)	$(2.82)	$(2.88)	$—	$(3.13)	$—	$(3.13)	$—	$16.76	(13.88)%*	$48.4	1.03%**	1.03	%**	(0.57	)%**	23%*
8/31/2021[l]	$18.48	$(0.16)	$6.36	$6.20	$—	$(1.91)	$—	$(1.91)	$—	$22.77	35.42%	$48.1	1.04%	1.04%		(0.78)%		42%
8/31/2020[l]	$16.02	$(0.09)	$3.41	$3.32	$—	$(0.86)	$—	$(0.86)	$—	$18.48	21.70%	$36.0	1.06%	1.06%		(0.57)%		55%
8/31/2019[l]	$17.09	$(0.07)	$0.46	$0.39	$—	$(1.46)	$—	$(1.46)	$—	$16.02	4.65%	$33.0	1.07%	1.07%		(0.47)%		48%
8/31/2018fl	$14.73	$(0.07)	$3.76	$3.69	$—	$(1.33)	$—	$(1.33)	$—	$17.09	26.48%	$52.1	1.07%	1.07%		(0.42)%		50%
8/31/2017fl	$13.10	$(0.06)	$2.05	$1.99	$—	$(0.36)	$—	$(0.36)	$—	$14.73	15.58%[h]	$54.4	1.11%	1.11	%e§	(0.49)%[e]		47%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Mid Cap Growth Fund (cont'd)
Class C
2/28/2022 (Unaudited)	$22.73	$(0.13)	$(2.81)	$(2.94)	$—	$(3.13)	$—	$(3.13)	$—	$16.66	(14.18)%*	$10.0	1.78%**	1.78%**	(1.32	)%**	23%*
8/31/2021[l]	$18.63	$(0.32)	$6.33	$6.01	$—	$(1.91)	$—	$(1.91)	$—	$22.73	34.42%	$13.2	1.79%	1.79%	(1.53)%		42%
8/31/2020[l]	$16.29	$(0.21)	$3.43	$3.22	$—	$(0.88)	$—	$(0.88)	$—	$18.63	20.77%	$11.3	1.81%	1.81%	(1.32)%		55%
8/31/2019[l]	$17.52	$(0.19)	$0.47	$0.28	$—	$(1.51)	$—	$(1.51)	$—	$16.29	3.91%	$10.8	1.82%	1.82%	(1.24)%		48%
8/31/2018fl	$15.22	$(0.20)	$3.87	$3.67	$—	$(1.37)	$—	$(1.37)	$—	$17.52	25.49%	$11.6	1.85%	1.85%§	(1.20)%		50%
8/31/2017fl	$13.65	$(0.18)	$2.13	$1.95	$—	$(0.38)	$—	$(0.38)	$—	$15.22	14.69%	$9.7	1.86%	1.86%§	(1.24)%		47%
Class R3
2/28/2022 (Unaudited)	$22.75	$(0.08)	$(2.82)	$(2.90)	$—	$(3.13)	$—	$(3.13)	$—	$16.72	(13.99)%*	$13.7	1.28%**	1.28%**	(0.83	)%**	23%*
8/31/2021[l]	$18.53	$(0.21)	$6.34	$6.13	$—	$(1.91)	$—	$(1.91)	$—	$22.75	35.03%	$18.5	1.29%	1.29%	(1.03)%		42%
8/31/2020[l]	$16.12	$(0.12)	$3.40	$3.28	$—	$(0.87)	$—	$(0.87)	$—	$18.53	21.36%	$13.7	1.31%	1.31%	(0.77)%		55%
8/31/2019[l]	$17.24	$(0.12)	$0.48	$0.36	$—	$(1.48)	$—	$(1.48)	$—	$16.12	4.41%	$56.4	1.33%	1.33%§	(0.79)%		48%
8/31/2018fl	$14.91	$(0.11)	$3.79	$3.68	$—	$(1.35)	$—	$(1.35)	$—	$17.24	26.11%	$15.6	1.36%	1.36%§	(0.71)%		50%
8/31/2017fl	$13.29	$(0.10)	$2.09	$1.99	$—	$(0.37)	$—	$(0.37)	$—	$14.91	15.30%	$13.2	1.36%	1.36%	(0.73)%		47%
Class R6
2/28/2022 (Unaudited)	$22.79	$(0.01)	$(2.83)	$(2.84)	$—	$(3.13)	$—	$(3.13)	$—	$16.82	(13.68)%*	$602.2	0.56%**	0.56%**	(0.11	)%**	23%*
8/31/2021[l]	$18.39	$(0.06)	$6.37	$6.31	$—	$(1.91)	$—	$(1.91)	$—	$22.79	35.99%	$753.3	0.57%	0.57%	(0.31)%		42%
8/31/2020[l]	$15.86	$(0.02)	$3.39	$3.37	$—	$(0.84)	$—	$(0.84)	$—	$18.39	22.27%	$524.1	0.60%	0.60%	(0.11)%		55%
8/31/2019[l]	$16.82	$(0.00)	$0.47	$0.47	$—	$(1.43)	$—	$(1.43)	$—	$15.86	5.20%	$461.1	0.61%	0.61%	(0.03)%		48%
8/31/2018fl	$14.44	$0.00	$3.68	$3.68	$—	$(1.30)	$—	$(1.30)	$—	$16.82	26.99%	$433.5	0.63%	0.63%	0.02%		50%
8/31/2017fl	$13.04	$(0.00)	$2.01	$2.01	$—	$(0.61)	$—	$(0.61)	$—	$14.44	16.13%[h]	$262.4	0.65%	0.65%[e]	(0.02)%[e]		47%
Mid Cap Intrinsic Value Fund
Investor Class
2/28/2022 (Unaudited)	$24.69	$0.08	$1.07	$1.15	$(0.14)	$—	$—	$(0.14)	$—	$25.70	4.68%*	$36.2	1.41%**	0.96%**	0.64	%**	13%*
8/31/2021	$16.03	$0.15	$8.52	$8.67	$(0.01)	$—	$—	$(0.01)	$—	$24.69	54.09%	$35.2	1.49%	1.01%	0.68%		31%
8/31/2020	$19.32	$0.22	$(3.28)	$(3.06)	$(0.23)	$—	$—	$(0.23)	$—	$16.03	(16.10)%	$23.0	1.37%	1.11%	1.26%		16%
8/31/2019[i]	$24.16	$0.19	$(3.39)	$(3.20)	$(0.13)	$(1.51)	$—	$(1.64)	$—	$19.32	(12.97)%	$34.5	1.27%	1.17%	0.93%		56%
8/31/2018[i]	$23.02	$0.12	$2.57	$2.69	$(0.11)	$(1.44)	$—	$(1.55)	$—	$24.16	12.20%	$40.2	1.21%	1.17%	0.49%		36%
8/31/2017[i]	$19.75	$0.23	$3.16	$3.39	$(0.12)	$—	$—	$(0.12)	$—	$23.02	17.19%[h]	$40.3	1.25%	1.01%[e]	1.06%[e]		31%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Mid Cap Intrinsic Value Fund (cont'd)
Trust Class
2/28/2022 (Unaudited)	$24.63	$0.05	$1.07	$1.12	$(0.06)	$—	$—	$(0.06)	$—	$25.69	4.56%*	$6.9	1.61%**	1.20	%**	0.40	%**	13%*
8/31/2021	$16.02	$0.10	$8.52	$8.62	$(0.01)	$—	$—	$(0.01)	$—	$24.63	53.86%	$6.9	1.69%	1.22%		0.48%		31%
8/31/2020	$19.32	$0.20	$(3.30)	$(3.10)	$(0.20)	$—	$—	$(0.20)	$—	$16.02	(16.26)%	$4.9	1.53%	1.26%		1.12%		16%
8/31/2019[i]	$24.16	$0.17	$(3.38)	$(3.21)	$(0.12)	$(1.51)	$—	$(1.63)	$—	$19.32	(13.03)%	$8.0	1.42%	1.27%		0.82%		56%
8/31/2018[i]	$23.35	$0.10	$2.61	$2.71	$(0.12)	$(1.78)	$—	$(1.90)	$—	$24.16	12.17%	$10.2	1.37%	1.25%		0.42%		36%
8/31/2017[i]	$20.10	$0.19	$3.19	$3.38	$(0.13)	$—	$—	$(0.13)	$—	$23.35	16.85%[h]	$10.9	1.43%	1.25	%§e	0.82%[e]		31%
Institutional Class
2/28/2022 (Unaudited)	$24.65	$0.10	$1.06	$1.16	$(0.15)	$—	$—	$(0.15)	$—	$25.66	4.74%*	$15.8	1.25%**	0.85	%**	0.78	%**	13%*
8/31/2021	$16.02	$0.18	$8.51	$8.69	$(0.06)	$—	$—	$(0.06)	$—	$24.65	54.34%	$15.2	1.32%	0.86%		0.84%		31%
8/31/2020	$19.31	$0.27	$(3.28)	$(3.01)	$(0.28)	$—	$—	$(0.28)	$—	$16.02	(15.88)%	$12.6	1.19%	0.86%		1.52%		16%
8/31/2019	$24.17	$0.25	$(3.40)	$(3.15)	$(0.20)	$(1.51)	$—	$(1.71)	$—	$19.31	(12.70)%	$40.2	1.07%	0.86%		1.21%		56%
8/31/2018	$23.00	$0.19	$2.59	$2.78	$(0.17)	$(1.44)	$—	$(1.61)	$—	$24.17	12.60%	$52.5	1.02%	0.85%		0.81%		36%
8/31/2017	$19.75	$0.26	$3.16	$3.42	$(0.17)	$—	$—	$(0.17)	$—	$23.00	17.40%[h]	$29.1	1.05%	0.85%[e]		1.19%[e]		31%
Class A
2/28/2022 (Unaudited)	$24.63	$0.05	$1.08	$1.13	$(0.06)	$—	$—	$(0.06)	$—	$25.70	4.59%*	$1.5	1.65%**	1.21	%**	0.39	%**	13%*
8/31/2021	$16.03	$0.11	$8.50	$8.61	$(0.01)	$—	$—	$(0.01)	$—	$24.63	53.74%	$1.5	1.73%	1.22%		0.50%		31%
8/31/2020	$19.32	$0.21	$(3.29)	$(3.08)	$(0.21)	$—	$—	$(0.21)	$—	$16.03	(16.17)%	$1.7	1.54%	1.22%		1.15%		16%
8/31/2019[i]	$24.17	$0.19	$(3.41)	$(3.22)	$(0.12)	$(1.51)	$—	$(1.63)	$—	$19.32	(13.03)%	$6.2	1.40%	1.22%		0.91%		56%
8/31/2018[i]	$23.34	$0.11	$2.60	$2.71	$(0.10)	$(1.78)	$—	$(1.88)	$—	$24.17	12.23%	$10.1	1.39%	1.21%		0.46%		36%
8/31/2017[i]	$20.08	$0.20	$3.20	$3.40	$(0.14)	$—	$—	$(0.14)	$—	$23.34	16.95%[h]	$8.6	1.43%	1.21%[e]		0.89%[e]		31%
Class C
2/28/2022 (Unaudited)	$24.43	$(0.04)	$1.06	$1.02	$—	$—	$—	$—	$—	$25.45	4.18%*	$1.1	2.39%**	1.96	%**	(0.36	)%**	13%*
8/31/2021	$16.00	$(0.06)	$8.49	$8.43	$—	$—	$—	$—	$—	$24.43	52.69%	$1.0	2.47%	1.97%		(0.26)%		31%
8/31/2020	$19.29	$0.07	$(3.30)	$(3.23)	$(0.06)	$—	$—	$(0.06)	$—	$16.00	(16.81)%	$0.8	2.31%	1.97%		0.41%		16%
8/31/2019[i]	$24.18	$0.02	$(3.39)	$(3.37)	$(0.01)	$(1.51)	$—	$(1.52)	$—	$19.29	(13.69)%	$1.5	2.19%	1.97%		0.10%		56%
8/31/2018[i]	$23.47	$(0.06)	$2.61	$2.55	$(0.00)	$(1.84)	$—	$(1.84)	$—	$24.18	11.37%	$2.4	2.14%	1.96%		(0.29)%		36%
8/31/2017[i]	$20.29	$0.04	$3.22	$3.26	$(0.08)	$—	$—	$(0.08)	$—	$23.47	16.09%[h]	$2.5	2.18%	1.96%[e]		0.15%[e]		31%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Mid Cap Intrinsic Value Fund (cont'd)
Class R3
2/28/2022 (Unaudited)	$24.59	$0.02	$1.07	$1.09	$(0.02)	$—	$—	$(0.02)	$—	$25.66	4.43%*	$0.7	1.91%**	1.46%**	0.14	%**	13%*
8/31/2021	$16.03	$0.05	$8.51	$8.56	$(0.00)	$—	$—	$—	$—	$24.59	53.42%	$0.8	1.98%	1.47%	0.22%		31%
8/31/2020	$19.33	$0.18	$(3.32)	$(3.14)	$(0.16)	$—	$—	$(0.16)	$—	$16.03	(16.42)%	$0.5	1.80%	1.47%	0.96%		16%
8/31/2019[i]	$24.17	$0.13	$(3.39)	$(3.26)	$(0.07)	$(1.51)	$—	$(1.58)	$—	$19.33	(13.21)%	$1.9	1.70%	1.48%	0.61%		56%
8/31/2018[i]	$23.37	$0.05	$2.60	$2.65	$(0.06)	$(1.79)	$—	$(1.85)	$—	$24.17	11.92%	$2.3	1.65%	1.46%	0.21%		36%
8/31/2017[i]	$20.15	$0.13	$3.20	$3.33	$(0.11)	$—	$—	$(0.11)	$—	$23.37	16.62%	$1.5	1.69%	1.46%	0.63%		31%
Class R6
2/28/2022 (Unaudited)	$24.65	$0.11	$1.08	$1.19	$(0.18)	$—	$—	$(0.18)	$—	$25.66	4.83%*	$0.0	1.51%**	0.75%**	0.85	%**	13%*
8/31/2021	$16.03	$0.20	$8.50	$8.70	$(0.08)	$—	$—	$(0.08)	$—	$24.65	54.45%	$0.0	1.72%	0.76%	0.94%		31%
8/31/2020	$19.32	$0.28	$(3.27)	$(2.99)	$(0.30)	$—	$—	$(0.30)	$—	$16.03	(15.79)%	$0.0	1.02%	0.76%§	1.62%		16%
Period from 3/29/2019^ to 8/31/2019	$20.50	$0.10	$(1.28)	$(1.18)	$—	$—	$—	$—	$—	$19.32	(5.76)%*	$0.0	1.44%**	0.78%**	1.14	%**	56%[c]
Multi-Cap Opportunities Fund
Institutional Class
2/28/2022 (Unaudited)	$18.55	$0.02	$(0.41)	$(0.39)	$(0.05)	$(4.83)	$—	$(4.88)	$—	$13.28	(3.21)%*	$293.3	0.80%**	0.80%**	0.23	%**	11%*
8/31/2021	$17.03	$0.05	$5.17	$5.22	$(0.05)	$(3.65)	$—	$(3.70)	$—	$18.55	36.24%	$490.7	0.81%	0.81%	0.33%		15%
8/31/2020	$18.64	$0.09	$1.76	$1.85	$(0.14)	$(3.32)	$—	$(3.46)	$—	$17.03	10.23%	$609.7	0.76%	0.76%	0.53%		27%
8/31/2019	$20.12	$0.14	$0.17	$0.31	$(0.14)	$(1.65)	$—	$(1.79)	$—	$18.64	2.91%	$1,098.2	0.74%	0.74%	0.75%		36%
8/31/2018	$18.67	$0.12	$3.28	$3.40	$(0.11)	$(1.84)	$—	$(1.95)	$—	$20.12	19.15%	$1,866.7	0.72%	0.72%	0.61%		23%
8/31/2017	$16.08	$0.12	$3.06	$3.18	$(0.14)	$(0.45)	$—	$(0.59)	$—	$18.67	20.27%[h]	$1,828.2	0.75%	0.75%[e]	0.68%[e]		23%
Class A
2/28/2022 (Unaudited)	$18.55	$(0.01)	$(0.40)	$(0.41)	$(0.01)	$(4.83)	$—	$(4.84)	$—	$13.30	(3.37)%*	$50.0	1.18%**	1.18%**	(0.13	)%**	11%*
8/31/2021	$17.05	$(0.01)	$5.16	$5.15	$(0.00)	$(3.65)	$—	$(3.65)	$—	$18.55	35.69%	$53.1	1.18%	1.18%	(0.04)%		15%
8/31/2020	$18.65	$0.03	$1.76	$1.79	$(0.07)	$(3.32)	$—	$(3.39)	$—	$17.05	9.83%	$41.6	1.14%	1.14%	0.17%		27%
8/31/2019[i]	$20.12	$0.07	$0.18	$0.25	$(0.07)	$(1.65)	$—	$(1.72)	$—	$18.65	2.54%	$49.9	1.12%	1.12%	0.38%		36%
8/31/2018[i]	$18.69	$0.05	$3.28	$3.33	$(0.04)	$(1.86)	$—	$(1.90)	$—	$20.12	18.72%	$75.7	1.09%	1.09%	0.25%		23%
8/31/2017[i]	$16.09	$0.06	$3.06	$3.12	$(0.07)	$(0.45)	$—	$(0.52)	$—	$18.69	19.85%[h]	$53.5	1.10%	1.10%[e]	0.32%[e]		23%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Multi-Cap Opportunities Fund (cont'd)
Class C
2/28/2022 (Unaudited)	$18.23	$(0.07)	$(0.39)	$(0.46)	$—	$(4.83)	$—	$(4.83)	$—	$12.94	(3.76)%*	$21.3	1.92%**	1.92%**	(0.89	)%**	11	%*
8/31/2021	$16.92	$(0.13)	$5.09	$4.96	$—	$(3.65)	$—	$(3.65)	$—	$18.23	34.66%	$27.2	1.93%	1.93%	(0.78)%		15%
8/31/2020	$18.59	$(0.09)	$1.74	$1.65	$—	$(3.32)	$—	$(3.32)	$—	$16.92	9.04%	$30.4	1.88%	1.88%	(0.57)%		27%
8/31/2019[i]	$20.13	$(0.06)	$0.17	$0.11	$—	$(1.65)	$—	$(1.65)	$—	$18.59	1.78%	$39.4	1.86%	1.86%	(0.35)%		36%
8/31/2018[i]	$18.87	$(0.10)	$3.30	$3.20	$—	$(1.94)	$—	$(1.94)	$—	$20.13	17.83%	$44.7	1.83%	1.83%	(0.49)%		23%
8/31/2017[i]	$16.31	$(0.07)	$3.11	$3.04	$(0.00)	$(0.48)	$—	$(0.48)	$—	$18.87	18.95%[h]	$40.7	1.84%	1.84%[e]	(0.40)%[e]		23%
Class E
Period from 1/11/2022^ to 2/28/2022 (Unaudited)	$13.99	$0.02	$(0.72)	$(0.70)	$—	$—	$—	$—	$—	$13.29	(5.00)%*	$84.5	0.67%**	0.08%**	1.06	%**	11	%*[c]
Real Estate Fund
Trust Class
2/28/2022 (Unaudited)	$18.10	$0.08	$(0.81)	$(0.73)	$(0.12)	$(0.50)	$—	$(0.62)	$—	$16.75	(4.33)%*	$140.3	1.36%**	1.04%**	0.93	%**	11	%*
8/31/2021	$13.76	$0.21	$4.41	$4.62	$(0.20)	$(0.08)	$—	$(0.28)	$—	$18.10	34.12%	$149.8	1.38%	1.04%	1.37%		22%
8/31/2020	$15.13	$0.17	$(0.80)	$(0.63)	$(0.17)	$(0.57)	$—	$(0.74)	$—	$13.76	(4.13)%	$108.6	1.40%	1.04%	1.21%		26%
8/31/2019	$13.34	$0.18	$2.45	$2.63	$(0.18)	$(0.66)	$—	$(0.84)	$—	$15.13	21.21%	$130.3	1.43%	1.04%	1.32%		38%
8/31/2018	$13.52	$0.20	$0.45	$0.65	$(0.19)	$(0.64)	$—	$(0.83)	$—	$13.34	5.01%	$133.7	1.42%	1.04%	1.58%		47%
8/31/2017	$15.12	$0.20	$0.07	$0.27	$(0.19)	$(1.68)	$—	$(1.87)	$—	$13.52	2.89%	$156.6	1.42%	1.04%	1.46%		45%
Institutional Class
2/28/2022 (Unaudited)	$18.17	$0.10	$(0.83)	$(0.73)	$(0.13)	$(0.50)	$—	$(0.63)	$—	$16.81	(4.28)%*	$812.9	1.00%**	0.85%**	1.09	%**	11	%*
8/31/2021	$13.81	$0.20	$4.47	$4.67	$(0.23)	$(0.08)	$—	$(0.31)	$—	$18.17	34.40%	$706.9	1.02%	0.85%	1.32%		22%
8/31/2020	$15.19	$0.19	$(0.80)	$(0.61)	$(0.20)	$(0.57)	$—	$(0.77)	$—	$13.81	(3.97)%	$344.1	1.04%	0.85%	1.37%		26%
8/31/2019	$13.39	$0.20	$2.46	$2.66	$(0.20)	$(0.66)	$—	$(0.86)	$—	$15.19	21.44%	$213.6	1.06%	0.85%	1.49%		38%
8/31/2018	$13.56	$0.23	$0.46	$0.69	$(0.22)	$(0.64)	$—	$(0.86)	$—	$13.39	5.28%	$177.7	1.06%	0.85%	1.81%		47%
8/31/2017	$15.17	$0.22	$0.06	$0.28	$(0.21)	$(1.68)	$—	$(1.89)	$—	$13.56	3.01%	$191.3	1.05%	0.85%	1.64%		45%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Real Estate Fund (cont'd)
Class A
2/28/2022 (Unaudited)	$18.10	$0.07	$(0.82)	$(0.75)	$(0.10)	$(0.50)	$—	$(0.60)	$—	$16.75	(4.41)%*	$86.7	1.37%**	1.21%**	0.75	%**	11%*
8/31/2021	$13.76	$0.18	$4.41	$4.59	$(0.17)	$(0.08)	$—	$(0.25)	$—	$18.10	33.89%	$84.6	1.39%	1.21%	1.18%		22%
8/31/2020	$15.13	$0.15	$(0.81)	$(0.66)	$(0.14)	$(0.57)	$—	$(0.71)	$—	$13.76	(4.31)%	$60.7	1.40%	1.21%	1.04%		26%
8/31/2019	$13.34	$0.15	$2.46	$2.61	$(0.16)	$(0.66)	$—	$(0.82)	$—	$15.13	21.01%	$63.9	1.42%	1.21%	1.13%		38%
8/31/2018	$13.51	$0.17	$0.47	$0.64	$(0.17)	$(0.64)	$—	$(0.81)	$—	$13.34	4.90%	$58.8	1.42%	1.21%	1.31%		47%
8/31/2017	$15.12	$0.18	$0.05	$0.23	$(0.16)	$(1.68)	$—	$(1.84)	$—	$13.51	2.63%	$83.5	1.42%	1.21%	1.32%		45%
Class C
2/28/2022 (Unaudited)	$18.15	$(0.00)	$(0.83)	$(0.83)	$(0.03)	$(0.50)	$—	$(0.53)	$—	$16.79	(4.80)%*	$12.1	2.12%**	1.96%**	(0.01	)%**	11%*
8/31/2021	$13.79	$0.08	$4.42	$4.50	$(0.06)	$(0.08)	$—	$(0.14)	$—	$18.15	32.94%	$11.2	2.15%	1.96%	0.56%		22%
8/31/2020	$15.16	$0.04	$(0.80)	$(0.76)	$(0.04)	$(0.57)	$—	$(0.61)	$—	$13.79	(5.08)%	$9.1	2.16%	1.96%	0.28%		26%
8/31/2019	$13.36	$0.06	$2.45	$2.51	$(0.05)	$(0.66)	$—	$(0.71)	$—	$15.16	20.12%	$10.5	2.18%	1.96%	0.43%		38%
8/31/2018	$13.52	$0.08	$0.47	$0.55	$(0.07)	$(0.64)	$—	$(0.71)	$—	$13.36	4.14%	$13.5	2.18%	1.96%	0.59%		47%
8/31/2017	$15.12	$0.08	$0.05	$0.13	$(0.05)	$(1.68)	$—	$(1.73)	$—	$13.52	1.89%	$18.9	2.17%	1.96%	0.57%		45%
Class R3
2/28/2022 (Unaudited)	$18.06	$0.04	$(0.81)	$(0.77)	$(0.08)	$(0.50)	$—	$(0.58)	$—	$16.71	(4.54)%*	$19.4	1.62%**	1.46%**	0.51	%**	11%*
8/31/2021	$13.73	$0.15	$4.40	$4.55	$(0.14)	$(0.08)	$—	$(0.22)	$—	$18.06	33.55%	$20.3	1.64%	1.46%	0.98%		22%
8/31/2020	$15.10	$0.11	$(0.80)	$(0.69)	$(0.11)	$(0.57)	$—	$(0.68)	$—	$13.73	(4.58)%	$15.7	1.67%	1.46%	0.81%		26%
8/31/2019	$13.31	$0.12	$2.45	$2.57	$(0.12)	$(0.66)	$—	$(0.78)	$—	$15.10	20.76%	$20.5	1.69%	1.46%	0.87%		38%
8/31/2018	$13.49	$0.16	$0.44	$0.60	$(0.14)	$(0.64)	$—	$(0.78)	$—	$13.31	4.58%	$18.0	1.69%	1.46%	1.21%		47%
8/31/2017	$15.09	$0.13	$0.08	$0.21	$(0.13)	$(1.68)	$—	$(1.81)	$—	$13.49	2.45%	$19.0	1.68%	1.46%	1.01%		45%
Class R6
2/28/2022 (Unaudited)	$18.16	$0.11	$(0.82)	$(0.71)	$(0.14)	$(0.50)	$—	$(0.64)	$—	$16.81	(4.18)%*	$152.1	0.90%**	0.75%**	1.27	%**	11%*
8/31/2021	$13.81	$0.24	$4.43	$4.67	$(0.24)	$(0.08)	$—	$(0.32)	$—	$18.16	34.45%	$167.9	0.93%	0.75%	1.59%		22%
8/31/2020	$15.19	$0.20	$(0.80)	$(0.60)	$(0.21)	$(0.57)	$—	$(0.78)	$—	$13.81	(3.87)%	$107.1	0.94%	0.75%	1.45%		26%
8/31/2019	$13.39	$0.21	$2.47	$2.68	$(0.22)	$(0.66)	$—	$(0.88)	$—	$15.19	21.55%	$74.0	0.97%	0.76%	1.55%		38%
8/31/2018	$13.56	$0.23	$0.47	$0.70	$(0.23)	$(0.64)	$—	$(0.87)	$—	$13.39	5.35%	$56.6	0.99%	0.78%	1.82%		47%
8/31/2017	$15.16	$0.22	$0.08	$0.30	$(0.22)	$(1.68)	$—	$(1.90)	$—	$13.56	3.16%	$45.2	0.98%	0.78%	1.62%		45%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Real Estate Fund (cont'd)
Class E
Period from 1/11/2022^ to 2/28/2022 (Unaudited)	$18.24	$0.02	$(1.44)	$(1.42)	$—	$—	$—	$—	$—	$16.82	(7.79)%*	$20.6	0.85%**	0.05%**	0.70	%**	11	%*[c]
Small Cap Growth Fund
Investor Class
2/28/2022 (Unaudited)	$56.71	$(0.17)	$(5.56)	$(5.73)	$—	$(8.93)	$—	$(8.93)	$—	$42.05	(11.25)%*	$71.9	1.28%**	1.01%**	(0.69	)%**	65	%*
8/31/2021	$44.81	$(0.45)	$12.93	$12.48	$—	$(0.58)	$—	$(0.58)	$—	$56.71	27.95%	$85.7	1.28%	1.07%	(0.85)%		127%
8/31/2020	$37.83	$(0.30)	$8.82	$8.52	$—	$(1.54)	$—	$(1.54)	$—	$44.81	23.20%	$72.5	1.41%	1.18%	(0.78)%		128%
8/31/2019	$44.96	$(0.30)	$0.29	$(0.01)	$—	$(7.12)	$—	$(7.12)	$—	$37.83	4.06%	$65.6	1.58%	1.19%	(0.78)%		161%
8/31/2018	$32.90	$(0.37)	$12.94	$12.57	$—	$(0.51)	$—	$(0.51)	$—	$44.96	38.67%	$66.1	1.75%	1.21%	(0.97)%		217%
8/31/2017	$26.97	$(0.26)	$6.19	$5.93	$—	$—	$—	$—	$—	$32.90	21.99%[h]	$49.8	1.78%	1.20%[e]	(0.86)%[e]		215%
Trust Class
2/28/2022 (Unaudited)	$56.68	$(0.24)	$(5.53)	$(5.77)	$—	$(8.93)	$—	$(8.93)	$—	$41.98	(11.33)%*	$4.4	1.46%**	1.25%**	(0.93	)%**	65	%*
8/31/2021[l]	$44.87	$(0.56)	$12.95	$12.39	$—	$(0.58)	$—	$(0.58)	$—	$56.68	27.70%	$5.4	1.47%	1.27%	(1.04)%		127%
8/31/2020[l]	$37.94	$(0.34)	$8.82	$8.48	$—	$(1.55)	$—	$(1.55)	$—	$44.87	23.04%	$4.6	1.54%	1.29%	(0.89)%		128%
8/31/2019[l]	$45.14	$(0.34)	$0.30	$(0.04)	$—	$(7.16)	$—	$(7.16)	$—	$37.94	3.99%	$4.6	1.70%	1.29%	(0.89)%		161%
8/31/2018gl	$33.05	$(0.43)	$12.99	$12.56	$—	$(0.47)	$—	$(0.47)	$—	$45.14	38.45%	$4.4	1.86%	1.37%	(1.13)%		217%
8/31/2017gl	$27.15	$(0.30)	$6.20	$5.90	$—	$—	$—	$—	$—	$33.05	21.74%	$3.9	1.88%	1.37%	(1.04)%		215%
Advisor Class
2/28/2022 (Unaudited)	$56.66	$(0.27)	$(5.54)	$(5.81)	$—	$(8.93)	$—	$(8.93)	$—	$41.92	(11.41)%*	$3.2	1.62%**	1.40%**	(1.08	)%**	65	%*
8/31/2021[l]	$44.93	$(0.64)	$12.95	$12.31	$—	$(0.58)	$—	$(0.58)	$—	$56.66	27.50%	$3.9	1.63%	1.42%	(1.19)%		127%
8/31/2020[l]	$38.05	$(0.39)	$8.83	$8.44	$—	$(1.56)	$—	$(1.56)	$—	$44.93	22.86%	$3.2	1.70%	1.44%	(1.04)%		128%
8/31/2019[l]	$45.36	$(0.40)	$0.29	$(0.11)	$—	$(7.20)	$—	$(7.20)	$—	$38.05	3.81%	$2.8	1.87%	1.44%	(1.04)%		161%
8/31/2018gl	$33.51	$(0.49)	$13.09	$12.60	$—	$(0.75)	$—	$(0.75)	$—	$45.36	38.26%	$2.5	2.03%	1.51%	(1.27)%		217%
8/31/2017gl	$27.56	$(0.35)	$6.30	$5.95	$—	$—	$—	$—	$—	$33.51	21.58%[h]	$1.7	2.05%	1.51%[e]	(1.18)%[e]		215%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Small Cap Growth Fund (cont'd)
Institutional Class
2/28/2022 (Unaudited)	$56.73	$(0.15)	$(5.55)	$(5.70)	$—	$(8.93)	$—	$(8.93)	$—	$42.10	(11.19)%*	$181.6	1.09%**	0.90%**	(0.58	)%**	65%*
8/31/2021[l]	$44.74	$(0.36)	$12.93	$12.57	$—	$(0.58)	$—	$(0.58)	$—	$56.73	28.18%	$235.8	1.09%	0.90%	(0.68)%		127%
8/31/2020[l]	$37.66	$(0.20)	$8.80	$8.60	$—	$(1.52)	$—	$(1.52)	$—	$44.74	23.52%	$158.1	1.18%	0.90%	(0.51)%		128%
8/31/2019[l]	$44.59	$(0.17)	$0.29	$0.12	$—	$(7.05)	$—	$(7.05)	$—	$37.66	4.38%	$87.7	1.28%	0.90%	(0.43)%		161%
8/31/2018gl	$32.51	$(0.25)	$12.81	$12.56	$—	$(0.48)	$—	$(0.48)	$—	$44.59	39.12%	$16.4	1.50%	0.90%	(0.66)%		217%
8/31/2017gl	$26.58	$(0.17)	$6.10	$5.93	$—	$—	$—	$—	$—	$32.51	22.31%	$11.8	1.50%	0.90%	(0.57)%		215%
Class A
2/28/2022 (Unaudited)	$56.68	$(0.24)	$(5.54)	$(5.78)	$—	$(8.93)	$—	$(8.93)	$—	$41.97	(11.35)%*	$21.3	1.49%**	1.26%**	(0.94	)%**	65%*
8/31/2021[l]	$44.88	$(0.56)	$12.94	$12.38	$—	$(0.58)	$—	$(0.58)	$—	$56.68	27.69%	$26.5	1.49%	1.26%	(1.04)%		127%
8/31/2020[l]	$37.93	$(0.32)	$8.82	$8.50	$—	$(1.55)	$—	$(1.55)	$—	$44.88	23.09%	$23.3	1.60%	1.26%	(0.86)%		128%
8/31/2019[l]	$45.10	$(0.29)	$0.26	$(0.03)	$—	$(7.14)	$—	$(7.14)	$—	$37.93	4.01%	$50.1	1.65%	1.26%	(0.76)%		161%
8/31/2018gl	$32.98	$(0.39)	$12.97	$12.58	$—	$(0.46)	$—	$(0.46)	$—	$45.10	38.60%	$5.3	1.88%	1.26%	(1.02)%		217%
8/31/2017gl	$27.06	$(0.27)	$6.19	$5.92	$—	$—	$—	$—	$—	$32.98	21.88%	$3.3	1.90%	1.26%	(0.93)%		215%
Class C
2/28/2022 (Unaudited)	$56.58	$(0.43)	$(5.51)	$(5.94)	$—	$(8.93)	$—	$(8.93)	$—	$41.71	(11.67)%*	$4.8	2.21%**	2.01%**	(1.69	)%**	65%*
8/31/2021[l]	$45.14	$(0.97)	$12.99	$12.02	$—	$(0.58)	$—	$(0.58)	$—	$56.58	26.75%	$6.6	2.21%	2.01%	(1.79)%		127%
8/31/2020[l]	$38.45	$(0.62)	$8.90	$8.28	$—	$(1.59)	$—	$(1.59)	$—	$45.14	22.19%	$4.6	2.30%	2.01%	(1.61)%		128%
8/31/2019[l]	$46.16	$(0.63)	$0.27	$(0.36)	$—	$(7.35)	$—	$(7.35)	$—	$38.45	3.20%	$4.2	2.45%	2.01%	(1.60)%		161%
8/31/2018gl	$34.31	$(0.69)	$13.33	$12.64	$—	$(0.79)	$—	$(0.79)	$—	$46.16	37.56%	$3.1	2.62%	2.01%	(1.77)%		217%
8/31/2017gl	$28.36	$(0.52)	$6.47	$5.95	$—	$—	$—	$—	$—	$34.31	21.00%	$2.0	2.63%	2.01%	(1.68)%		215%
Class R3
2/28/2022 (Unaudited)	$56.65	$(0.30)	$(5.53)	$(5.83)	$—	$(8.93)	$—	$(8.93)	$—	$41.89	(11.45)%*	$5.2	1.73%**	1.51%**	(1.19	)%**	65%*
8/31/2021[l]	$44.97	$(0.70)	$12.96	$12.26	$—	$(0.58)	$—	$(0.58)	$—	$56.65	27.38%	$6.0	1.74%	1.51%	(1.29)%		127%
8/31/2020[l]	$38.10	$(0.43)	$8.86	$8.43	$—	$(1.56)	$—	$(1.56)	$—	$44.97	22.80%	$3.7	1.86%	1.51%	(1.11)%		128%
8/31/2019[l]	$45.45	$(0.43)	$0.29	$(0.14)	$—	$(7.21)	$—	$(7.21)	$—	$38.10	3.73%	$2.4	2.01%	1.51%	(1.10)%		161%
8/31/2018gl	$33.57	$(0.49)	$13.12	$12.63	$—	$(0.75)	$—	$(0.75)	$—	$45.45	38.29%	$2.2	2.17%	1.51%	(1.27)%		217%
8/31/2017gl	$27.61	$(0.35)	$6.31	$5.96	$—	$—	$—	$—	$—	$33.57	21.58%	$1.0	2.19%	1.51%	(1.17)%		215%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Small Cap Growth Fund (cont'd)
Class R6
2/28/2022 (Unaudited)	$56.74	$(0.12)	$(5.56)	$(5.68)	$—	$(8.93)	$—	$(8.93)	$—	$42.13	(11.15)%*	$45.3	1.00%**	0.80%**	(0.48	)%**	65%*
8/31/2021[l]	$44.71	$(0.31)	$12.92	$12.61	$—	$(0.58)	$—	$(0.58)	$—	$56.74	28.29%	$53.1	0.99%	0.80%	(0.58)%		127%
8/31/2020[l]	$37.59	$(0.15)	$8.79	$8.64	$—	$(1.52)	$—	$(1.52)	$—	$44.71	23.65%	$37.2	1.08%	0.80%	(0.40)%		128%
Period from 9/7/2018^ to 8/31/2019[l]	$43.68	$0.06	$0.88	$0.94	$—	$(7.03)	$—	$(7.03)	$—	$37.59	6.35%*	$21.0	1.15%**	0.81%**	0.15	%**	161%[c]
Sustainable Equity Fund
Investor Class
2/28/2022 (Unaudited)	$49.85	$0.07	$(1.46)	$(1.39)	$(0.21)	$(4.67)	$—	$(4.88)	$—	$43.58	(3.21)%*	$400.1	0.84%**	0.84%**	0.31	%**	7%*
8/31/2021	$39.44	$0.18	$12.84	$13.02	$(0.26)	$(2.35)	$—	$(2.61)	$—	$49.85	34.45%	$437.8	0.84%	0.84%	0.40%		16%
8/31/2020	$37.08	$0.22	$5.56	$5.78	$(0.25)	$(3.17)	$—	$(3.42)	$—	$39.44	16.12%	$429.6	0.86%	0.86%	0.59%		21%
8/31/2019	$41.86	$0.30	$(1.80)	$(1.50)	$(0.16)	$(3.12)	$—	$(3.28)	$—	$37.08	(2.70)%	$446.1	0.86%	0.86%	0.80%		20%
8/31/2018[f]	$37.56	$0.23	$6.41	$6.64	$(0.31)	$(2.03)	$—	$(2.34)	$—	$41.86	18.36%	$679.3	0.85%	0.85%	0.59%		12%
8/31/2017[f]	$34.56	$0.24	$4.31	$4.55	$(0.23)	$(1.32)	$—	$(1.55)	$—	$37.56	13.54%[h]	$732.6	0.85%	0.84%[e]	0.66%[e]		26%
Trust Class
2/28/2022 (Unaudited)	$49.90	$0.03	$(1.47)	$(1.44)	$(0.12)	$(4.67)	$—	$(4.79)	$—	$43.67	(3.31)%*	$132.1	1.02%**	1.02%**	0.13	%**	7%*
8/31/2021	$39.47	$0.10	$12.85	$12.95	$(0.17)	$(2.35)	$—	$(2.52)	$—	$49.90	34.21%	$148.7	1.02%	1.02%	0.23%		16%
8/31/2020	$37.10	$0.15	$5.58	$5.73	$(0.19)	$(3.17)	$—	$(3.36)	$—	$39.47	15.95%	$122.9	1.03%	1.03%	0.42%		21%
8/31/2019	$41.88	$0.24	$(1.80)	$(1.56)	$(0.10)	$(3.12)	$—	$(3.22)	$—	$37.10	(2.86)%	$161.3	1.03%	1.03%	0.65%		20%
8/31/2018[f]	$37.58	$0.16	$6.41	$6.57	$(0.24)	$(2.03)	$—	$(2.27)	$—	$41.88	18.13%	$230.8	1.02%	1.02%	0.42%		12%
8/31/2017[f]	$35.74	$0.18	$4.38	$4.56	$(0.40)	$(2.32)	$—	$(2.72)	$—	$37.58	13.41%[h]	$234.6	1.02%	1.01%[e]	0.51%[e]		26%
Institutional Class
2/28/2022 (Unaudited)	$49.78	$0.11	$(1.46)	$(1.35)	$(0.30)	$(4.67)	$—	$(4.97)	$—	$43.46	(3.15)%*	$816.0	0.66%**	0.66%**	0.49	%**	7%*
8/31/2021	$39.40	$0.26	$12.81	$13.07	$(0.34)	$(2.35)	$—	$(2.69)	$—	$49.78	34.68%	$896.3	0.67%	0.67%	0.58%		16%
8/31/2020	$37.02	$0.28	$5.57	$5.85	$(0.30)	$(3.17)	$—	$(3.47)	$—	$39.40	16.35%	$689.9	0.68%	0.68%	0.77%		21%
8/31/2019	$41.84	$0.37	$(1.81)	$(1.44)	$(0.26)	$(3.12)	$—	$(3.38)	$—	$37.02	(2.52)%	$768.3	0.68%	0.68%	1.00%		20%
8/31/2018	$37.55	$0.30	$6.41	$6.71	$(0.39)	$(2.03)	$—	$(2.42)	$—	$41.84	18.56%	$950.5	0.67%	0.67%	0.76%		12%
8/31/2017	$34.55	$0.30	$4.32	$4.62	$(0.30)	$(1.32)	$—	$(1.62)	$—	$37.55	13.78%[h]	$848.8	0.66%	0.66%[e]	0.84%[e]		26%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Sustainable Equity Fund (cont'd)
Class A
2/28/2022 (Unaudited)	$49.84	$0.03	$(1.46)	$(1.43)	$(0.14)	$(4.67)	$—	$(4.81)	$—	$43.60	(3.31)%*	$150.4	1.03%**	1.03%**	0.12	%**	7%*
8/31/2021	$39.43	$0.10	$12.83	$12.93	$(0.17)	$(2.35)	$—	$(2.52)	$—	$49.84	34.17%	$160.6	1.04%	1.04%	0.21%		16%
8/31/2020	$37.08	$0.15	$5.57	$5.72	$(0.20)	$(3.17)	$—	$(3.37)	$—	$39.43	15.94%	$98.0	1.05%	1.05%	0.41%		21%
8/31/2019	$41.88	$0.23	$(1.81)	$(1.58)	$(0.10)	$(3.12)	$—	$(3.22)	$—	$37.08	(2.90)%	$95.1	1.05%	1.05%	0.61%		20%
8/31/2018[f]	$37.58	$0.16	$6.41	$6.57	$(0.24)	$(2.03)	$—	$(2.27)	$—	$41.88	18.14%	$126.4	1.04%	1.04%	0.40%		12%
8/31/2017[f]	$35.78	$0.18	$4.37	$4.55	$(0.41)	$(2.34)	$—	$(2.75)	$—	$37.58	13.36%[h]	$118.0	1.03%	1.03%[e]	0.48%[e]		26%
Class C
2/28/2022 (Unaudited)	$49.19	$(0.15)	$(1.43)	$(1.58)	$—	$(4.67)	$—	$(4.67)	$—	$42.94	(3.66)%*	$43.2	1.78%**	1.78%**	(0.63	)%**	7%*
8/31/2021	$39.07	$(0.23)	$12.70	$12.47	$—	$(2.35)	$—	$(2.35)	$—	$49.19	33.19%	$48.0	1.79%	1.79%	(0.53)%		16%
8/31/2020	$36.85	$(0.12)	$5.51	$5.39	$—	$(3.17)	$—	$(3.17)	$—	$39.07	15.06%	$40.4	1.79%	1.79%	(0.34)%		21%
8/31/2019	$41.81	$(0.04)	$(1.80)	$(1.84)	$—	$(3.12)	$—	$(3.12)	$—	$36.85	(3.62)%	$47.4	1.79%	1.79%	(0.12)%		20%
8/31/2018[f]	$37.63	$(0.14)	$6.42	$6.28	$(0.07)	$(2.03)	$—	$(2.10)	$—	$41.81	17.26%	$62.4	1.78%	1.78%	(0.35)%		12%
8/31/2017[f]	$35.92	$(0.09)	$4.39	$4.30	$(0.17)	$(2.42)	$—	$(2.59)	$—	$37.63	12.53%[h]	$56.6	1.78%	1.78%[e]	(0.27)%[e]		26%
Class R3
2/28/2022 (Unaudited)	$49.82	$(0.03)	$(1.47)	$(1.50)	$—	$(4.67)	$—	$(4.67)	$—	$43.65	(3.44)%*	$21.8	1.28%**	1.28%**	(0.13	)%**	7%*
8/31/2021	$39.41	$(0.01)	$12.84	$12.83	$(0.07)	$(2.35)	$—	$(2.42)	$—	$49.82	33.87%	$23.8	1.29%	1.29%	(0.03)%		16%
8/31/2020	$37.10	$0.06	$5.56	$5.62	$(0.14)	$(3.17)	$—	$(3.31)	$—	$39.41	15.63%	$28.0	1.30%	1.30%	0.16%		21%
8/31/2019	$41.90	$0.14	$(1.79)	$(1.65)	$(0.03)	$(3.12)	$—	$(3.15)	$—	$37.10	(3.12)%	$31.8	1.29%	1.29%	0.36%		20%
8/31/2018[f]	$37.59	$0.06	$6.42	$6.48	$(0.14)	$(2.03)	$—	$(2.17)	$—	$41.90	17.85%	$36.4	1.28%	1.28%	0.15%		12%
8/31/2017[f]	$35.86	$0.07	$4.37	$4.44	$(0.34)	$(2.37)	$—	$(2.71)	$—	$37.59	13.04%[h]	$41.3	1.28%	1.28%[e]	0.21%[e]		26%
Class R6
2/28/2022 (Unaudited)	$49.79	$0.14	$(1.47)	$(1.33)	$(0.34)	$(4.67)	$—	$(5.01)	$—	$43.45	(3.10)%*	$188.3	0.56%**	0.56%**	0.58	%**	7%*
8/31/2021	$39.41	$0.30	$12.82	$13.12	$(0.39)	$(2.35)	$—	$(2.74)	$—	$49.79	34.82%	$264.3	0.57%	0.57%	0.68%		16%
8/31/2020	$37.01	$0.32	$5.58	$5.90	$(0.33)	$(3.17)	$—	$(3.50)	$—	$39.41	16.48%	$233.6	0.58%	0.58%	0.88%		21%
8/31/2019	$41.83	$0.40	$(1.81)	$(1.41)	$(0.29)	$(3.12)	$—	$(3.41)	$—	$37.01	(2.44)%	$238.1	0.59%	0.59%	1.08%		20%
8/31/2018[f]	$37.54	$0.32	$6.41	$6.73	$(0.41)	$(2.03)	$—	$(2.44)	$—	$41.83	18.65%	$321.1	0.60%	0.60%	0.83%		12%
8/31/2017[f]	$34.54	$0.33	$4.31	$4.64	$(0.32)	$(1.32)	$—	$(1.64)	$—	$37.54	13.84%[h]	$361.3	0.59%	0.59%[e]	0.91%[e]		26%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
U.S. Equity Impact Fund
Institutional Class
2/28/2022 (Unaudited)	$11.35	$0.00	$(1.56)	$(1.56)	$(0.00)	$(0.01)	$—	$(0.01)	$—	$9.78	(13.74	)%*	$5.7	4.16	%**	0.90	%**	0.08	%**	20	%***
Period from 3/23/2021^ to 8/31/2021	$10.00	$(0.01)	$1.36	$1.35	$—	$—	$—	$—	$—	$11.35	13.50	%*	$6.1	6.59	%‡**	0.90	%‡**	(0.19	)%‡**	7	%*
Class A
2/28/2022 (Unaudited)	$11.33	$(0.02)	$(1.55)	$(1.57)	$—	$(0.01)	$—	$(0.01)	$—	$9.75	(13.89	)%*	$0.1	4.61	%**	1.26	%**	(0.33	)%**	20	%***
Period from 3/23/2021^ to 8/31/2021	$10.00	$(0.02)	$1.35	$1.33	$—	$—	$—	$—	$—	$11.33	13.30	%*	$0.2	9.83	%‡**	1.26	%‡**	(0.48	)%‡**	7	%*
Class C
2/28/2022 (Unaudited)	$11.29	$(0.06)	$(1.54)	$(1.60)	$—	$(0.01)	$—	$(0.01)	$—	$9.68	(14.21	)%*	$0.0	5.69	%**	2.01	%**	(1.04	)%**	20	%***
Period from 3/23/2021^ to 8/31/2021	$10.00	$(0.06)	$1.35	$1.29	$—	$—	$—	$—	$—	$11.29	12.90	%*	$0.0	18.90	%‡**	2.01	%‡**	(1.30	)%‡**	7	%*

See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds (Unaudited)

@  Calculated based on the average number of shares outstanding during each fiscal period.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and/or if certain Funds had not received refunds, plus interest, from State Street noted in (h) below for custodian out-of-pocket expenses previously paid during the year ended August 31, 2017.

^  The date investment operations commenced.

*  Not annualized.

**  Annualized.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

§  After repayment of expenses previously reimbursed and/or fees previously waived pursuant to the terms of the contractual expense limitation agreements by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 28,	Year Ended August 31,
	2022	2021	2020	2019	2018	2017
Emerging Markets Equity Institutional Class	—	1.21%	1.24%	1.25%	—	—
Emerging Markets Equity Class R3	—	1.90%	—	—	—	—
Emerging Markets Equity Class R6	—	1.10%	1.11%	1.15%	—	—
Focus Institutional Class	—	0.74%	—	—	0.75%	—
Focus Class A	1.10%	1.11%	—	—	—	—
Genesis Institutional Class	—	—	—	—	—	0.84%
Genesis Class R6	—	0.74%	0.74%	—	—	0.77%
Guardian Class R3	1.33%	—	1.31%	—	—	—
Guardian Class R6	0.63%	—	0.56%	—	—	—
International Equity Institutional Class	—	—	—	—	—	0.84%
International Equity Class A	—	—	—	—	—	1.20%
International Equity Class C	—	—	—	—	—	1.96%
Intrinsic Value Institutional Class	0.94%	0.99%	—	—	—	—
Intrinsic Value Class A	1.31%	—	—	—	—	—
Intrinsic Value Class C	2.06%	2.11%	—	—	—	—
Intrinsic Value Class R6	—	0.89%	—	—	—	—
Large Cap Value Institutional Class	—	—	—	—	0.70%	0.69%
Large Cap Value Class R3	—	—	1.33%	1.33%	—	—
Large Cap Value Class R6	—	—	0.59%	—	—	—
Mid Cap Growth Class A	—	—	—	—	—	1.09%
Mid Cap Growth Class C	—	—	—	—	1.82%	1.86%
Mid Cap Growth Class R3	—	—	—	1.33%	1.34%	—
Mid Cap Intrinsic Value Trust Class	—	—	—	—	—	1.24%
Mid Cap Intrinsic Value Class R6	—	—	0.74%	—	—	—

^^  Represents the annualized ratio of net expenses to average daily net assets after utilization of the line of credit by Greater China Equity (2019 and 2017) and International Small Cap (2020) and/or reimbursement of expenses

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

and/or waiver of a portion of the investment management fee by Management. Had Greater China Equity and International Small Cap not utilized the line of credit, and/or had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2020	2019	2018	2017
Greater China Equity Institutional Class	—	1.50%	—	1.50%
Greater China Equity Class A	—	1.86%	—	1.86%
Greater China Equity Class C	—	2.61%	—	2.61%
International Small Cap Institutional Class	1.05%	—	—	—
International Small Cap Class A	1.41%	—	—	—
International Small Cap Class C	2.16%	—	—	—
International Small Cap Class R6	0.95%	—	—	—

a  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

b  The class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the Funds' total returns for the six months ended February 28, 2022. Except for the Fund classes listed below, the class action proceeds received in 2021, 2020, 2019, 2018 and/or 2017, if any, had no impact on the Funds' total returns for the years ended August 31, 2021, 2020, 2019, 2018 and/or 2017. Had the Fund classes listed below not received class action proceeds in 2021, 2019 and/or 2017, total return based on per share NAV for the years ended August 31, 2021, 2019 and/or 2017 would have been:

	Year Ended August 31,
	2021	2019	2017
International Equity Investor Class	28.10%	—	—
International Equity Trust Class	28.02%	—	—
International Equity Institutional Class	28.30%	—	—
International Equity Class A	27.90%	—	—
International Equity Class C	26.92%	—	—
International Equity Class R6	28.42%	—	—
International Select Trust Class	27.98%	—	—
International Select Institutional Class	28.42%	—	—
International Select Class A	28.00%	—	—
International Select Class C	26.96%	—	—
International Select Class R3	27.59%	—	—
International Select Class R6	28.43%	—	—
Large Cap Value Investor Class	49.98%	6.21%	—
Large Cap Value Trust Class	49.69%	6.00%	—
Large Cap Value Advisor Class	49.41%	5.86%	—
Large Cap Value Class A	49.63%	—	—
Large Cap Value Class R3	49.23%	—	—

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

	Year Ended August 31,
	2021	2019	2017
Mid Cap Intrinsic Value Class A	—	—	16.89%
Multi-Cap Opportunities Institutional Class	36.16%	—	—
Small Cap Growth Investor Class	27.90%	3.98%	21.91%
Small Cap Growth Trust Class	27.66%	3.90%	21.68%
Small Cap Growth Advisor Class	27.46%	3.73%	21.47%
Small Cap Growth Institutional Class	28.16%	4.35%	22.23%
Small Cap Growth Class A	27.64%	3.98%	21.81%
Small Cap Growth Class C	26.71%	3.11%	20.94%
Small Cap Growth Class R3	27.36%	3.62%	21.47%
Small Cap Growth Class R6	28.25%	—	—

c  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2017, for International Select, for the year ended August 31, 2019, for Guardian, Intrinsic Value, Large Cap Value, Mid Cap Intrinsic Value and Small Cap Growth and for the six months ended February 28, 2022, for Equity Income, Genesis, International Equity, Large Cap Value, Multi-Cap Opportunities and Real Estate.

d  Had International Equity not received the voluntary contribution in 2020, the total return based on per share NAV for the year ended August 31, 2020 would have been:

Year Ended August 31, 2020
International Equity Investor Class	15.31%
International Equity Trust Class	15.33%
International Equity Institutional Class	15.66%
International Equity Class A	15.19%
International Equity Class C	14.33%
International Equity Class R6	15.83%

e  The custodian expenses refund noted in (h) below is non-recurring and is included in these ratios. Had certain Funds not received the refund, the annualized ratio of net expenses to average net assets and the annualized ratio of net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
Equity Income Institutional Class	0.69%	2.99%
Equity Income Class A	1.05%	2.56%
Equity Income Class C	1.80%	1.82%
Equity Income Class R3	1.34%	2.27%
Focus Investor Class	0.92%	0.27%
Focus Trust Class	1.10%	0.09%
Focus Advisor Class	1.26%	(0.08)%
Genesis Investor Class	1.02%	0.21%
Genesis Trust Class	1.09%	0.12%

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
Genesis Advisor Class	1.36%	(0.14)%
Genesis Institutional Class	0.85%	0.38%
Genesis Class R6	0.77%	0.45%
Guardian Investor Class	0.90%	0.75%
Guardian Trust Class	1.07%	0.57%
Guardian Advisor Class	1.38%	0.25%
Guardian Institutional Class	0.72%	0.94%
Guardian Class A	1.10%	0.55%
Guardian Class C	1.84%	(0.20)%
Guardian Class R3	1.36%	0.28%
International Equity Investor Class	1.05%	0.97%
International Equity Trust Class	1.09%	0.91%
International Equity Institutional Class	0.85%	1.19%
International Equity Class A	—	0.65%
International Equity Class C	—	0.04%
International Equity Class R6	—	1.31%
Large Cap Value Investor Class	0.87%	1.30%
Large Cap Value Trust Class	1.05%	1.11%
Large Cap Value Advisor Class	1.20%	0.97%
Large Cap Value Institutional Class	0.70%	1.49%
Large Cap Value Class A	1.07%	1.11%
Large Cap Value Class C	1.81%	0.36%
Large Cap Value Class R3	1.36%	0.90%
Mid Cap Growth Investor Class	0.93%	(0.30)%
Mid Cap Growth Trust Class	0.97%	(0.34)%
Mid Cap Growth Advisor Class	1.23%	(0.60)%
Mid Cap Growth Institutional Class	0.72%	(0.09)%
Mid Cap Growth Class A	1.11%	(0.49)%
Mid Cap Growth Class R6	0.65%	(0.02)%
Mid Cap Intrinsic Value Investor Class	1.07%	1.00%
Mid Cap Intrinsic Value Trust Class	1.25%	0.82%
Mid Cap Intrinsic Value Institutional Class	0.85%	1.19%
Mid Cap Intrinsic Value Class A	1.21%	0.89%
Mid Cap Intrinsic Value Class C	1.96%	0.15%
Multi-Cap Opportunities Institutional Class	0.75%	0.68%
Multi-Cap Opportunities Class A	1.10%	0.32%
Multi-Cap Opportunities Class C	1.84%	(0.40)%

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
Small Cap Growth Investor Class	1.21%	(0.87)%
Small Cap Growth Advisor Class	1.51%	(1.18)%
Sustainable Equity Investor Class	0.85%	0.66%
Sustainable Equity Trust Class	1.02%	0.49%
Sustainable Equity Institutional Class	0.66%	0.84%
Sustainable Equity Class A	1.03%	0.48%
Sustainable Equity Class C	1.78%	(0.27)%
Sustainable Equity Class R3	1.28%	0.21%
Sustainable Equity Class R6	0.59%	0.91%

f  After the close of business on December 8, 2017, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

g  After the close of business on February 23, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

h  In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which certain Funds were invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015, and refunded to those Funds certain expenses, plus interest, determined to be payable to the Funds for the period in question. These amounts were refunded to those Funds by State Street during the year ended August 31, 2017. Except for the Fund classes listed below, these amounts had no impact on the Fund's total return for the year ended August 31, 2017. Had the below Funds not received the refund, the total return based on per share NAV would have been:

Year Ended August 31, 2017
Guardian Advisor Class	17.00%
International Equity Investor Class	15.58%
International Equity Trust Class	15.53%
Mid Cap Intrinsic Value Investor Class	17.14%

i  After the close of business on December 7, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

j  Equity Income and Focus each received a voluntary contribution in 2017. These contributions had no impact on the total returns for Equity Income or Focus for the year ended August 31, 2017.

k  After the close of business on August 16, 2019, Large Cap Value acquired all of the net assets of Neuberger Berman Value Fund in a tax-free exchange of shares pursuant to a Plan of Reorganization and Dissolution approved by the Board. Portfolio turnover excludes purchases of $30,333,739 of securities acquired, and there were no sales made following a purchase-of-assets transaction relative to the merger.

l  After the close of business on July 23, 2021, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split. See Note G of the Notes to Financial Statements.

m  Consolidated financial highlights. See Note A in the Notes to Financial Statements.

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services
800.366.6264

Subadviser

Green Court Capital Management Limited
20th Floor
Jardine House
1 Connaught Place
Hong Kong

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407

For Investor, Trust, Advisor & Institutional Class Shareholders address correspondence to:

Neuberger Berman Funds
P.O. Box 219189

Kansas City, MO 64121-9189
Shareholder Services 800.877.9700 or 212.476.8800

Intermediary Client Services 800.366.6264

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms*

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP

Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

*  Please refer to Note H-Change in Independent Auditors in the Notes to Financial Statements for more information

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust's Form N-PORT is available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreements

On an annual basis, the Board of Trustees (the "Board" or "Trustees") of Neuberger Berman Equity Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Trustees"), considers whether to continue the management agreements with Management (the "Management Agreements") with respect to each series (each a "Fund") and the sub-advisory agreement between Management and Green Court Capital Management Limited ("Green Court") (the "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") with respect to Neuberger Berman Greater China Equity Fund. (This report does not include Neuberger Berman U.S. Equity Impact Fund, which is the subject of a separate report.) Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 21, 2021, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each Fund.

In evaluating the Agreements with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management and Green Court in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and for Green Court, by Management, and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and Green Court have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of Management and Green Court.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, liquidity management, and other portfolio information for each Fund, including the use of derivatives if used as part of the Fund's strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates and Green Court. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and Green Court.

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreements and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund, and whether the Agreements were in the best interests of each respective Fund and its shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered each Fund's investment management and sub-advisory agreements separately from those of the other Funds.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreements to each Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and Green Court who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's and Green Court's policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided, noting that Management monitored the quality of execution provided by Green Court. The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Funds' investments and those of other funds or accounts managed by Management and Green Court. The Board also noted that Management had increased its capabilities with respect to environmental, social, and corporate governance matters and considered how those factors may relate to investment performance. The Board noted the additional responsibilities of Management in administering the liquidity risk management program.

The Board recognized the extensive range of services that Management provides to the Funds beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Funds, for which it is entitled to reasonable compensation. The Trustees also considered that Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also reviewed and evaluated Management's activities under its contractual obligation to oversee the Funds' various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. The Board noted Management's and Green Court's largely seamless implementation of their business continuity plan in response to the COVID-19 pandemic and their success in continuously providing services to the Funds not withstanding the disruptions caused by the pandemic. In addition, the Board noted the positive compliance history of Management and Green Court, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Board also considered the ability of Management and Green Court to attract and retain qualified personnel to service the Funds.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Green Court in response to recent market conditions, such as, the economic dislocation and rise in volatility that accompanied shutdowns related to the efforts to stem the spread of COVID-19 and considered the overall performance of Management and Green Court in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared each Fund's performance, along with its fees and other expenses, to a group of industry peers ("Expense Group") and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Board considered each Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Board also considered the impact and inherent limitation on the comparisons due to the small number of funds included in certain of the Funds' Expense Groups and Performance Universes.

With respect to investment performance, the Board considered information regarding each Fund's short-, intermediate- and long-term performance, as applicable, net of the Fund's fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of its Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

In the case of underperformance for any of the periods reported, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). For those Funds that the Board identified as having underperformed their benchmark indices, Expense Group, and/or Performance Universe to an extent, or over a period of time, that the Board felt warranted additional inquiry, the Board discussed with Management each such Fund's performance, potential reasons for the relative performance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio managers of certain Funds during the 12 months prior to voting on the contract renewal to discuss the Funds' performance. The Board also considered Management's responsiveness with respect to the relative performance. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could disproportionately affect performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it determined to approve the continuation of the Agreements notwithstanding a Fund's relative performance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to the Expense Group provided by the consulting firm, as discussed above. The Board reviewed a comparison of each Fund's management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds. Accordingly, the Board also considered each Fund's total expense ratio as compared with its Expense Group as a way of taking account of these differences.

The Board compared each Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of that Fund's Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared each Fund's total expenses to the median of the total expenses of that Fund's Expense Group. Where a Fund's management fee or total expenses were higher than the Expense Group median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the Fund's management fee or total expenses. The Board also noted that for some classes of certain Funds, the overall expense ratio is maintained through a contractual or voluntary fee cap and/or expense reimbursements by Management.

In concluding that the benefits accruing to Management and its affiliates, as well as to Green Court, by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to that Fund, the Board reviewed specific data as to Management's and Green Court's estimated profit or loss on each Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated profit or loss on each Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated profit or loss was not unreasonable.

Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in recent years, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with each Fund, such as research it may receive from broker-dealers executing the Funds' portfolio transactions on an agency basis. The Board was aware that an affiliate of Management owns a passive interest in Green Court and inquired about the extent to which this contributed to Management's profitability with respect to Greater China Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on its review, concluded that Management's reported level of estimated profitability, if any, on each Fund, and Green Court's level of estimated profitability on Greater China Fund, were reasonable.

Information Regarding Services to Other Clients

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the respective Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Funds, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in each Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduce many Funds' expenses at some or all asset levels, which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if a Fund's assets decline. The Trustees took into account that certain Funds do not have breakpoints in their fees. As to those Funds whose advisory fees do not have breakpoints, the Board discussed with Management the reasons why the Fund's particular investment program was less likely than others to produce economies of scale. In addition, for Funds that do not have breakpoints, the Board considered that setting competitive fee rates and pricing a Fund to scale before it has actually experienced an increase in assets are other means of sharing potential economies of scale with shareholders. The Board also considered that Management has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Funds and their shareholders.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. The Performance Universes referenced in this section are those identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. With respect to performance quintile rankings for a Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for a Fund compared to its Expense Group, the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. Where a Fund has more than one class of shares outstanding, information for a single class has been provided as identified below. The Board reviewed the expense structures of all the other classes of shares of the Funds, some of which have higher fees and expenses that reflect their separate distribution and servicing arrangements and the differing needs of different investors. As a proxy for the class expense structure, the Board reviewed the expenses of each class for at least one Fund in the Trust in comparison to Expense Groups for those classes. The Board noted the effect of higher expenses on the performance of the other classes of shares.

•  Neuberger Berman Dividend Growth Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period and lower for the 3- and 5-year periods and; (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1-, 3-, and 5-year periods. The Fund was launched in 2015 and therefore does not have 10-year performance for the period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile. In addition, the Board met with the portfolio management team in June 2021 to discuss the Fund's performance.

•  Neuberger Berman Emerging Markets Equity Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1- and 3-year periods and the third quintile for the 5- and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and total expenses each ranked in the fourth quintile and the actual management fee ranked in the fifth quintile. The Board noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2021. It also considered Management's positive outlook regarding its recent addition of Fund resources and the Fund's increased focus in certain regions. The Board also met with the portfolio manager in June 2021 to discuss the Fund's performance.

•  Neuberger Berman Equity Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1- and 5-year periods, the third quintile for the 3-year period, and the fifth quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee, and total expenses each ranked in the second quintile. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 5-year period, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for that period, consistent with its stated objective of seeking to dampen the volatility generally associated with investments in equities. In addition, the Board met with members of the portfolio management team in June 2021 to discuss the Fund's performance.

•  Neuberger Berman Focus Fund (Investor Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1-year period, the second quintile for the 3-year period, and the third quintile for the 5- and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and the actual management fee each ranked in the fourth quintile and total expenses, inclusive of any 12b-1/non-12b-1 service fees, ranked in the third quintile. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. The Board also took into account that the Fund adopted a new investment strategy and benchmark on April 15, 2020. In addition, the Board noted the Fund's ranking was in the first quintile of both its Lipper and Morningstar peer categories for the 7-month period ending July 31, 2021.

•  Neuberger Berman Genesis Fund (Institutional Class)—The Board considered fee and performance data from two sets of peer groups: one with only small-cap growth funds and one with a blend of small-cap growth and small-cap core funds. The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, 5-, and 10-year periods; (2) as compared to its small-cap growth Performance Universe, the Fund's performance was in the fourth quintile for the 1-, 3-, 5-, and 10-year periods; and (3) as compared to its blended Performance Universe, the Fund's performance was in the first quintile for the 1-, 3-, 5-, and 10-year periods. The Board considered that, as compared to both its small-cap growth and blended Expense Groups, the Fund's contractual management fee ranked in the fourth quintile, the actual management fee ranked in the third quintile, and total expenses ranked in the second quintile. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its small-cap growth Performance Universe for the 5-year period and better than the median of its blended Performance Universe for the 3- and 5-year period, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of that Performance Universe for the periods indicated. The Board also noted the Fund's ranking was in the second quintile of its Lipper peer category and in the third quintile of its Morningstar peer category for the 7-month period ending July 31, 2021. In determining to renew the Agreement, the Board took into account information regarding the effect that the composition of the Fund's peer groups had on the Fund's performance relative to its peers, noting Management's belief that the blended peer group provides a more appropriate comparison to the Fund.

•  Neuberger Berman Global Real Estate Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1-, 3-, and 5-year periods. The Fund was launched in 2014 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fifth quintile, the actual management fee net of fees waived by Management ranked in the first quintile, and total expenses ranked in the second quintile.

•  Neuberger Berman Greater China Equity Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fifth quintile for the 1-year period, the fourth quintile for the 3-year period, and the third quintile for the 5-year period. The Fund was launched in 2013 and therefore does not have 10-year performance. The Board noted that the Fund changed its benchmark index in April 2021 to an index with characteristics that are more representative of the Fund's investment strategy. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and total expenses each ranked in the fourth quintile and the actual management fee net of fees waived by Management ranked in the second quintile. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2021. The Board further noted the Fund's ranking was in the second quintile of both its Lipper and Morningstar peer categories for the 7-month period ending July 31, 2021. In addition, the Board met with the portfolio management team in March 2021 to discuss the Fund's performance.

•  Neuberger Berman Guardian Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-, 3-, and 5-year periods and the fourth quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee, and total expenses each ranked in the first quintile. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. The Board noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2021. The Board also noted the Fund's ranking was in the first quintile of both its Lipper and Morningstar peer categories for the 7-month period ending July 31, 2021. In addition, the Board met with a member of the portfolio management team in March 2021 to discuss the Fund's performance.

•  Neuberger Berman International Equity Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-, 3-, and 5-year periods and the third quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fifth quintile, the actual management fee net of fees waived by Management ranked in the third quintile, and total expenses ranked in the second quintile. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2021. In addition, the Board noted the Fund's ranking was in the first quintile of both its Lipper and Morningstar peer categories for the 7-month period ending July 31, 2021.

•  Neuberger Berman International Select Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-year period and the third quintile for the 3-, 5-, and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and total expenses each ranked in the second quintile and the actual management fee net of fees waived by Management ranked in the first quintile. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2021. In addition, the Board noted the Fund's ranking was in the first quintile of both its Lipper and Morningstar peer categories for the 7-month period ending July 31, 2021.

•  Neuberger Berman International Small Cap Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was higher for the 1- and 3-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1- and 3-year period. The Fund was launched in 2016 and therefore does not have 5- or 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the second quintile and the actual management fee net of fees waived by Management and total expenses each ranked in the first quintile.

•  Neuberger Berman Intrinsic Value Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, 5-, and 10 year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1- 3-, 5-, and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fourth quintile and the actual management fee net of fees waived by Management and total expenses ranked in the third quintile. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. The Board also noted the Fund's ranking was in the first quintile of its Morningstar peer category and in the second quintile of its Lipper peer category for the 7-month period ending July 31, 2021. In addition, the Board met with the portfolio management team in December 2020 to discuss the Fund's performance.

•  Neuberger Berman Large Cap Value Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1-, 3-, 5-, and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and total expenses each ranked in the second quintile, and the actual management fee ranked in the third quintile. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2021. In addition, the Board noted the Fund's ranking was in the first quintile of its Morningstar peer category and in the second quintile of its Lipper peer category for the 7-month period ending July 31, 2021.

•  Neuberger Berman Mid Cap Growth Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was higher for the 1- and 3- year periods and lower for the 5- and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-, 3-, 5-, and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee, and total expenses each ranked in the first quintile.

•  Neuberger Berman Mid Cap Intrinsic Value Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fifth quintile for the 1-, 3-, and 10-year periods and the fourth quintile for the 5-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile. The Board noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2021. The Board also noted the Fund's ranking was in the second quintile of both its Lipper and Morningstar peer categories for the 7-month period ending July 31, 2021. In addition, the Board considered

Management's representations regarding the factors impacting the Fund's performance and discussed with Management the additional portfolio management resources that were recently added to the Fund and steps it was taking with respect to the Fund's performance. In addition, the Board met with the portfolio management team in October 2021 to discuss the Fund's performance.

•  Neuberger Berman Multi-Cap Opportunities Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-year period, the third quintile for the 3-year period, the second quintile for the 5-year period, and the first quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and the actual management fee each ranked in the fourth quintile and total expenses ranked in the third quintile. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 5-year period, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for that period. The Board also noted the Fund's ranking was in the third quintile of its Lipper peer category for the 7-month period ending July 31, 2021. In addition, the Board met with the portfolio manager in June 2021 to discuss the Fund's performance.

•  Neuberger Berman Real Estate Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, and 5-year periods and lower for the 10-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1-, 3-, and 5-year periods and the second quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fifth quintile, the actual management fee net of fees waived by Management ranked in the fourth quintile, and total expenses ranked in the third quintile. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2021. The Board also noted the Fund's ranking was in the second quintile of its Lipper and Morningstar peer category for the 7-month period ending July 31, 2021.

•  Neuberger Berman Small Cap Growth Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1-year period and the first quintile for the 3-, 5-, and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fifth quintile and the actual management fee net of fees waived by Management and total expenses each ranked in the second quintile.

•  Neuberger Berman Sustainable Equity Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period and lower for the 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1-year period and the third quintile for the 3-, 5-, and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and the actual management fee each ranked in the third quintile and total expenses ranked in the second quintile. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. The Board noted the Fund's ranking was in the third quintile of its Lipper peer category for the 7-month period ending July 31, 2021. In addition, the Board met with the portfolio management team in December 2020 to discuss the Fund's performance.

Conclusions

In approving the continuation of the Agreements, the Board concluded that, in its business judgment, the terms of each Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and Green Court could be expected to continue to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of a Fund that underperformed relative to its Expense Group or Performance Universe, that the Board retained confidence in Management's and Green Court's capabilities to manage the Fund; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

I0134 04/22

(b)	Not applicable to the Registrant.

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual report, which is included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Information regarding change in independent public accountant is filed herewith.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: April 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: April 27, 2022

By:  /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: April 27, 2022